UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. ___)

Filed by Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☑	Preliminary Proxy Statement

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

SCOTT’S LIQUID GOLD-INC.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check all boxes that apply):

☑	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held On [●], 2024

To the Shareholders of Scott’s Liquid Gold-Inc.:

As previously disclosed by the Company in its filings with the Securities and Exchange Commission, the Company entered into a merger agreement with Horizon Kinetics LLC (as amended, the “Merger Agreement”). The closing of the contemplated merger (the “Merger”) is contingent on the approval by our shareholders of the Reverse Stock Split Proposal and the Reincorporation Proposal referenced below. If neither of such proposals is approved, or only one of such proposals is approved, the Merger cannot be completed.

We are therefore pleased to invite you to attend a Special Meeting of Shareholders of Scott’s Liquid Gold-Inc., a Colorado corporation (“Scott’s Liquid Gold” or the “Company”), which will be held virtually at www.virtualshareholdermeeting.com/SLGD2024SM on [●], 2024 at [●], [●] time (the “Special Meeting”), for the purposes of enabling our shareholders to consider and vote on the following proposals:

1.
To effect a reverse stock split of the Company’s outstanding shares of common stock, par value $0.10 per share (the “Common Stock”), at a ratio of 1-for-20 (the “Reverse Stock Split Proposal”);
2.
To (i) approve the reincorporation of the Company in the state of Delaware and (ii) to change the name of the Company to “[●]” (the “Reincorporation Proposal”); and
3.
To approve any adjournment of the Special Meeting, for any reason, including, if necessary, to solicit additional proxies if there are not sufficient votes to approve one or more of the proposals (the “Adjournment Proposal”).

The Company will transact no other business at the Special Meeting except such business as may properly be brought before the Special Meeting or any adjournments or postponements thereof. Please refer to the proxy statement of which this notice forms a part for further information with respect to the business to be transacted at the Special Meeting.

Our Board of Directors recommends that the Company’s shareholders vote “FOR” the Reverse Stock Split Proposal, “FOR” the Reincorporation Proposal, and “FOR” the Adjournment Proposal if necessary. All of these proposals are described in further detail in the proxy statement.

The Company’s Board of Directors has fixed the close of business on [●], 2024 as the record date for determination of shareholders entitled to receive notice of, and to vote at, the Special Meeting or any adjournments or postponements thereof. Only the Company’s shareholders of record at the close of business on the record date are entitled to receive notice of the Special Meeting, attend the Special Meeting and vote on all matters that properly come before the Special Meeting.

Your vote is very important. Whether or not you expect to attend the Special Meeting virtually, we urge you to submit a proxy to vote your shares as promptly as possible. If your shares are held in the name of a broker, bank or other nominee, please follow the instructions on the voting instruction form provided by your broker, bank or other nominee.

The enclosed proxy statement provides a detailed description of the Merger and the Merger Agreement. We urge you to read this proxy statement, including any documents incorporated by reference, and the Annexes, carefully and in their entirety. If you have any questions concerning the Merger, the Merger Agreement or this proxy statement, would like additional copies of this proxy statement or need help voting your shares of the Company’s Common Stock, please contact the Company’s President, David Arndt, at investorrelations@slginc.com or (303)576-6027.

By Order of the Board of Directors of the Company

Daniel J. Roller
Chairman of the Board of Directors
[●], 2024

SCOTT’S LIQUID GOLD-INC.
720 S. Colorado Blvd., PH N

Denver, Colorado 80246

YOUR VOTE IS VERY IMPORTANT

[●], 2024

To the Shareholders of the Company:

I am pleased to invite you to attend the Special Meeting of Shareholders of Scott’s Liquid Gold-Inc., a Colorado corporation (“Scott’s Liquid Gold” or the “Company”), which will be held virtually at www.virtualshareholdermeeting.com/SLGD2024SM on [●], 2024 at [●], [●] time (the “Special Meeting”).

The Company, HKNY ONE, LLC., a Delaware limited liability company and a wholly-owned subsidiary of the Company (“Merger Sub”) and Horizon Kinetics LLC, a Delaware limited liability company (“Horizon Kinetics”), have entered into a merger agreement (as amended, the “Merger Agreement”), providing for the acquisition of Horizon Kinetics by the Company. The terms of the Merger Agreement provide that Merger Sub will be merged with and into Horizon Kinetics (the “Merger”), with Horizon Kinetics being the surviving entity. If the Merger is completed, holders of Horizon Kinetics’ membership interests will receive an aggregate number of shares (the “Merger Consideration”) of the Company’s common stock, par value $0.10 per share (the “Common Stock”) equal to (a) the sum of (i) Horizon Kinetics’ net tangible assets plus (ii) the value of the Horizon Kinetics operating business, (b) divided by 25, subject to a maximum number of shares as provided in the Merger Agreement. Under the Merger Agreement, the value of the Horizon Kinetics operating business is (x) stipulated to be $200 million if and only if Horizon Kinetics’ regulatory assets under management (“AUM”) are between $6 billion and $8 billion, and (y) otherwise calculated by multiplying AUM by a factor of 0.03. The Company currently expects its legacy shareholders to own between approximately 3.2% and 4.3% of the pro forma combined company. However, the exact percentage may be different and will reflect the Merger Consideration calculated in accordance with the Merger Agreement based on Horizon Kinetics’ financial position at closing. When you vote on the proposals in this proxy statement, you will not know what percentage of the combined company your shares will ultimately represent. At the Special Meeting, shareholders of the Company will be asked to consider and vote on the following proposals:

1.
To effect a reverse stock split of the Company’s outstanding shares of Common Stock, at a ratio of 1-for-20 (the “Reverse Stock Split Proposal”);
2.
To (i) approve the reincorporation of the Company in the state of Delaware and (ii) to change the name of the Company to “[●]” (the “Reincorporation Proposal”); and
3.
To approve any adjournment of the Special Meeting, for any reason, including, if necessary, to solicit additional proxies if there are not sufficient votes to approve one or more of the proposals (the “Adjournment Proposal”).

Your vote is very important, regardless of the number of shares of the Company’s Common Stock you own. Whether or not you expect to attend the Special Meeting virtually, please submit a proxy to vote your shares as promptly as possible so that your shares may be represented and voted at the Special Meeting.

Our Board of Directors recommends that the Company’s shareholders vote “FOR” the Reverse Stock Split Proposal, “FOR” the Reincorporation Proposal, and “FOR” the Adjournment Proposal if necessary. All of these proposals are described in further detail in the proxy statement.

The obligations of the Company and Horizon Kinetics to complete the Merger are subject to the satisfaction or waiver of several conditions, including shareholder approval of the Reverse Stock Split Proposal and the Reincorporation Proposal. If neither of such proposals is approved, or only one of such proposals is approved, the Merger cannot be completed. The proxy statement contains detailed information about the Company, Horizon Kinetics, the Special Meeting, the Merger Agreement and the Merger. You should read the proxy statement carefully and in its entirety before voting, including the section entitled “Risk Factors” beginning on page [●].

I sincerely hope that you will be able to attend the Special Meeting. However, whether or not you plan to attend, please complete and return the enclosed proxy in the accompanying envelope or vote your shares by telephone or via the Internet. If you hold your shares through your broker or other nominee, please provide voting instructions to your broker or nominee. If you attend the Special Meeting, you may, if you wish, withdraw any proxy previously given and vote your shares virtually at the meeting.

Sincerely,
Daniel J. Roller
Chairman of the Board of Directors

PROXY STATEMENT
of
SCOTT’S LIQUID GOLD-INC.

Special Meeting of Shareholders to be held on [●], 2024

Scott’s Liquid Gold-Inc., a Colorado corporation (“Scott’s Liquid Gold” or the “Company”), HKNY ONE, LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Company (“Merger Sub”) and Horizon Kinetics LLC, a Delaware limited liability company (“Horizon Kinetics”), have entered into a merger agreement (as amended, the “Merger Agreement”), providing for the acquisition of Horizon Kinetics by the Company. The terms of the Merger Agreement provide that, Merger Sub will be merged with and into Horizon Kinetics (the “Merger”), with Horizon Kinetics being the surviving entity. If the Merger is completed, holders of Horizon Kinetics’ membership interests will receive an aggregate number of shares (the “Merger Consideration”) of the Company’s common stock, par value $0.10 per share (the “Common Stock”) equal to (a) the sum of (i) Horizon Kinetics’ net tangible assets plus (ii) the value of the Horizon Kinetics operating business, (b) divided by 25, subject to a maximum number of shares as provided in the Merger Agreement. Under the Merger Agreement, the value of the Horizon Kinetics operating business is (x) stipulated to be $200 million if and only if Horizon Kinetics’ regulatory assets under management (“AUM”) are between $6 billion and $8 billion, and (y) otherwise calculated by multiplying AUM by a factor of 0.03. The Company currently expects its legacy shareholders to own between approximately 3.2% and 4.3% of the pro forma combined company. However, the exact percentage may be different and will reflect the number of Merger Consideration calculated in accordance with the Merger Agreement based on Horizon Kinetics’ financial position at closing.

In evaluating the Merger, our Board of Directors (the “Board of Directors”) considered a number of factors including:

•
the fact that the Board of Directors had periodically discussed and reviewed the Company’s business, strategic direction, performance and prospects, and had periodically reviewed and discussed with management potential strategic alternatives and opportunities with a view towards enhancing shareholder value;
•
the fact that the Company has acquired and sold a number of brands over the past decade, giving members of the Board of Directors and management frequent opportunity to discuss potential acquisitions and divestitures with other industry participants;
•
regular reviews by the Board of Directors and management over the course of 2021, 2022, and 2023 of the Company’s portfolio of brands, performance, and financial position, and a resulting determination by the Board of Directors to sell, over the same time period, the Dryel, Scott’s Liquid Gold, Floor Restore, Prell, Biz, Alpha Skin Care, Denorex, Zincon, and Neoteric Diabetic brands to reduce debt and generate cash;
•
the evaluation by the Board of Directors of (1) the possibility of liquidating the Company and the amount that the Company’s shareholders would receive upon liquidation, (2) the possibility of the Company continuing its operations using only the Company’s pet care brands; and (3) a different strategic transaction or potential recapitalization, and determination that all such alternatives were less favorable to our shareholders than the Merger given the potential risks, rewards and uncertainties associated with those alternatives;
•
the fact that Horizon Kinetics and the members of the Board of Directors share similar philosophies and approaches to investment and value creation;
•
the following factors related to Horizon Kinetics and its business:
o
Horizon Kinetics’ financial performance over time;
o
Horizon Kinetics’ greater scale; and
o
Horizon Kinetics’ strong balance sheet;
•
the historical market prices of our Common Stock;
•
the expectation that the Merger will significantly strengthen the Company’s financial liquidity and cash flow;
•
a Merger will allow the Company’s shareholders to own shares in a combined company that will have significantly larger market capitalization, with the following associated benefits, each of which could offer the opportunity of increased liquidity for the Company’s shares of Common Stock following the completion of the Merger:
o
The combined company will have a stronger balance sheet compared to the Company on a stand-alone basis, with more working capital than the Company on a stand-alone basis;
o
The potential of the combined company to receive greater interest from institutional investors; and
o
The potential ease of attracting talent by being a larger public reporting entity.

•
the Board of Directors believes there are attractive opportunities in the asset management industry where Horizon Kinetics has successfully grown their presence over an extended period of time, and would like those opportunities to be available to the Company’s shareholders.

At the Special Meeting, shareholders of the Company will be asked to consider and vote on the following proposals:

1.
To effect a reverse stock split of the Company’s outstanding shares of Common Stock, at a ratio of 1-for-20 (the “Reverse Stock Split Proposal”);
2.
To (i) approve the reincorporation of the Company in the state of Delaware and (ii) to change the name of the Company to “[●]” (the “Reincorporation Proposal”); and
3.
To approve any adjournment of the Special Meeting, for any reason, including, if necessary, to solicit additional proxies if there are not sufficient votes to approve one or more of the proposals (the “Adjournment Proposal”).

For the Merger to be consummated, shareholders must approve both the Reverse Stock Split Proposal and the Reincorporation Proposal. If neither of such proposals is approved, or only one of such proposals is approved, the Merger cannot be completed.

The Company’s Common Stock is currently traded on the OTC Pink Market tier of OTC Markets under the symbol “SLGD.” On [●], 2024, the closing price of the Company’s Common Stock on the OTC Pink Market tier of OTC Markets was $[●] per share. There is no public market for Horizon Kinetics’ securities.

The obligations of the Company and Horizon Kinetics to complete the Merger are subject to the satisfaction or waiver of several conditions, including shareholder approval of the Reverse Stock Split Proposal and the Reincorporation Proposal. If neither of such proposals is approved, or only one of such proposals is approved, the Merger cannot be completed. A vote in favor of the Reverse Stock Split Proposal and the Reincorporation Proposal is, in effect, a vote in favor of the Merger.

This proxy statement contains detailed information about the Company, Horizon Kinetics, the Special Meeting, the Merger Agreement and the Merger. Shareholders are strongly urged to read and consider carefully this proxy statement in its entirety.

See the section entitled “Risk Factors” beginning on page [●] for a discussion of the risks associated with the Merger and related transactions.

The Company’s Board of Directors has fixed the close of business on [●], 2024 as the record date for determination of shareholders entitled to receive notice of, and to vote at, the Special Meeting or any adjournments or postponements thereof. Only the Company’s shareholders of record at the close of business on the record date are entitled to receive notice of the Special Meeting, attend the Special Meeting and vote on all matters that properly come before the Special Meeting.

This proxy statement and the accompanying form of proxy for the Company’s shareholders are first being mailed or delivered to the Company’s shareholders on or about [●], 2024.

ADDITIONAL INFORMATION

This proxy statement incorporates important business and financial information about the Company from other documents that are not included in or delivered with this proxy statement. This information is available to you without charge upon your request. You can obtain the documents incorporated by reference into this proxy statement free of charge by requesting them in writing or by telephone from the Company at 720 S. Colorado Blvd, PH N, Denver, Colorado, 80246, Attention: President, or (303)576-6027.

For a more detailed description of the information incorporated by reference in this proxy statement and how you may obtain it, see “Where You Can Find More Information” beginning on page [●].

ABOUT THIS PROXY STATEMENT

This proxy statement constitutes a proxy statement for the Company under Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). It also constitutes a notice of meeting with respect to the Special Meeting of the Company’s shareholders.

You should rely only on the information contained in or incorporated by reference into this proxy statement. No one has been authorized to provide you with information that is different from that contained in, or incorporated by reference into, this proxy statement. This proxy statement is dated [●], 2024. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date. You should not assume that the information incorporated by reference into this proxy statement is accurate as of any date other than the date of the incorporated document. Our mailing of this proxy statement to the Company’s shareholders will not create any implication to the contrary.

This proxy statement does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is unlawful to make any such offer or solicitation.

SCOTT’S LIQUID GOLD-INC.

720 S. Colorado Blvd, PH N

Denver, Colorado, 80246

QUESTIONS AND ANSWERS ABOUT THE MERGER

AND THE SPECIAL MEETING

The following are some questions that you, as a shareholder of the Company, may have regarding the Merger and the Company’s Special Meeting and brief answers to those questions. We urge you to carefully read the remainder of this proxy statement because the information in this section does not provide all the information that might be important to you with respect to the Merger and the Special Meeting. Additional important information is also contained in the Annexes to and the documents incorporated by reference into this proxy statement.

Q: Why am I receiving these materials?

A: The Company and Horizon Kinetics have agreed to the acquisition of Horizon Kinetics by the Company under the terms of the Merger Agreement, which is described in further detail under the caption “The Merger Agreement” beginning on page [●] of this proxy statement. In order to complete the Merger, the Company’s shareholders must approve a reverse stock split of the Company’s outstanding shares of Common Stock at a ratio of 1-for-20, as further described in the Reverse Stock Split Proposal, and the reincorporation of the Company in Delaware and a name change, as further described in the Reincorporation Proposal. The Company will hold its Special Meeting to seek this approval. These materials describe the Merger, the Reverse Stock Split Proposal and the Reincorporation Proposal, and are being sent to the Company’s shareholders in connection with the Special Meeting. This document is not a proxy statement or information statement of Horizon Kinetics in connection with any matter upon which Horizon Kinetics may solicit proxies or consents from its security holders.

This document contains important information about the Merger, the Special Meeting, the matters to be considered and voted upon by the Company’s shareholders at the Special Meeting and information about the Company and Horizon Kinetics. You should read it carefully.

Q: What is the Merger?

A: The Merger is the proposed transaction through which the Company and Horizon Kinetics will combine the two companies. The Merger will be accomplished under an Agreement and Plan of Merger dated December 19, 2023, and amended on [●], 2024, by and among the Company, Merger Sub and Horizon Kinetics. Pursuant to the terms of the Merger Agreement, Merger Sub will be merged with and into Horizon Kinetics, with Horizon Kinetics being the surviving entity. A copy of the Merger Agreement is attached to this proxy statement as Annex A.

Q: Why are the Company and Horizon Kinetics proposing the Merger?

A: The Company and Horizon Kinetics are proposing the Merger because the Company believes that the Merger is a superior path forward for the Company compared to a number of other paths that were considered, including (1) the possibility of liquidating the Company, (2) the possibility of the Company continuing its operations using only the Company’s pet care brands; and (3) a different strategic transaction or potential recapitalization. The Company believes that the Merger will increase its market capitalization, total assets, total shareholder equity, revenue, and profitability.

Q: What is the value of the Merger consideration?

A: The consideration payable to holders of Horizon Kinetics’ membership interests in the Merger, to which we also refer as the “Merger Consideration,” equals an aggregate number of shares of the Company’s Common Stock equal to (a) the sum of (i) Horizon Kinetics’ net tangible assets plus (ii) the value of the Horizon Kinetics operating business, (b) divided by 25, subject to a maximum number of shares as provided in the Merger Agreement. Under the Merger Agreement, the value of the Horizon Kinetics operating business is (x) stipulated to be $200 million if and only if Horizon Kinetics’ regulatory assets under management, to which we also refer as “AUM,” are between $6 billion and $8 billion, and (y) otherwise calculated by multiplying AUM by a factor of 0.03.

We currently expect our legacy shareholders to own between approximately 3.2% and 4.3% of the pro forma combined company. However, the exact percentage may be different and will reflect the Merger Consideration calculated in accordance with the Merger Agreement based on Horizon Kinetics’ financial position at closing. When you vote on the proposals in this proxy statement, you will not know what percentage of the combined company your shares will ultimately represent.

Because Horizon Kinetics is a private company, there is no public trading market for its securities and no market price that may be used in valuing its securities. As a result, Horizon Kinetics’ value is difficult to determine. The formula for the calculation of the number of shares to be issued to Horizon Kinetics security holders as part of the Merger Consideration was determined based on negotiations between the parties, and it may not be indicative of Horizon Kinetics’ actual value. Therefore, the Merger Consideration that security holders of Horizon Kinetics receive may be higher or lower than would be the case if it were possible to determine Horizon Kinetics’ true value. If higher, then the Merger would have the effect of diluting the value of the shares held by the current shareholders of the Company.

In agreeing to the above formula for the calculation of the Merger Consideration, the Board of Directors of the Company did not obtain a fairness opinion or other valuation of either the Company or Horizon Kinetics, and such formula was arbitrarily determined. The Board of Directors considered the advisability and practicality of engaging a financial advisor to obtain either a fairness opinion or an independent valuation, and decided not to do so because of (1) the fact that Horizon Kinetics’ assets are primarily marked-to-market, with significant short-term fluctuations, significantly curtailing the potential benefit of such an opinion or valuation, (2) the absence of any apparent conflict of interest in the contemplated Merger between the members of the Board of Directors, on the one hand, and the Company’s shareholders, on the other hand, (3) the absence of a pre-existing relationship between members of the Board of Directors and Horizon Kinetics or its affiliates, and (4) the cost of obtaining such opinion or valuation in relation to the expected value of the Company’s shareholder’s equity at closing of the Merger.

Q: What will each Horizon Kinetics security holder receive in the Merger?

A: Each member of Horizon Kinetics will receive its pro rata share of the Merger Consideration, calculated in accordance with Horizon Kinetics’ operating agreement.

Q: What are the Company’s shareholders being asked to vote upon in connection with the Special Meeting?

A: The Company’s shareholders will be asked to consider and to vote upon three proposals in connection with the Special Meeting:

•
The Reverse Stock Split Proposal;
•
The Reincorporation Proposal; and
•
The Adjournment Proposal.

No separate approval of the Merger Agreement or the Merger by the Company’s shareholders is necessary; the Company’s shareholders are not being asked to vote upon the Merger Agreement or the Merger. However, if either the Reverse Stock Split Proposal or the Reincorporation Proposal is not approved, the Company will not be able to consummate the Merger. A vote in favor of the Reverse Stock Split Proposal and the Reincorporation Proposal is, in effect, a vote in favor of the Merger.

Q: What vote of the Company’s shareholders is required to approve each of the proposals?

A: Proposal No. 1 - Reverse Stock Split Proposal: To approve this proposal, the votes cast “FOR” the proposal must exceed the votes cast “AGAINST” the proposal.

Proposal No. 2 - Reincorporation Proposal: To approve this proposal, the votes cast “FOR” the proposal must exceed the votes cast “AGAINST” the proposal.

Proposal No. 3 - Adjournment Proposal: To approve this proposal, the votes cast “FOR” the proposal must exceed the votes cast “AGAINST” the proposal. If the adjournment is proposed because a quorum is absent, then a majority of the votes present in person (virtually) or represented by proxy and entitled to vote may adjourn as provided in the Bylaws.

Q: How does the Company’s Board of Directors recommend that the Company’s shareholders vote with respect to the proposals?

A: Our Board of Directors recommends that the Company’s shareholders vote “FOR” the Reverse Stock Split Proposal, “FOR” the Reincorporation Proposal, and “FOR” the Adjournment Proposal if necessary.

Q: What happens if the Reverse Stock Split Proposal is not approved?

A: If the Reverse Stock Split Proposal is not approved, the Merger cannot be completed because the Company will not have a sufficient number of authorized shares of Common Stock to issue to Horizon Kinetics security holders as consideration for the

Merger. See the section entitled “Principal Effects of Reverse Stock Split” beginning on page [●] for a discussion of the effects of the Reverse Stock Split Proposal.

Q: What happens if the Reincorporation Proposal is not approved?

A: If the Reincorporation Proposal is not approved, the Merger cannot be completed because the Reincorporation Proposal is a condition to the closing of the Merger. In that case, the Company (a) will remain a Colorado corporation and subject to Colorado law and its existing Articles of Incorporation (the “Articles of Incorporation”) and Bylaws (the "Bylaws") and (b) its name will not change. See the section entitled “Effects of Reincorporation and Name Change” beginning on page [●] for a discussion of the effects of the Reincorporation Proposal.

Q: What happens to the Board of Directors if the Company consummates the Merger?

A: If the Merger is completed, the Company is obligated to expand its Board of Directors to seven members, with all but one of its existing directors resigning, and the remaining seats filled by candidates selected by Horizon Kinetics. The Company expects that its current director Daniel J. Roller will continue to serve on the Board of the combined company. Horizon Kinetics expects that its candidates for the Board of the combined company will be Murray Stahl, Steven Bregman, Peter Doyle, Daniel J. Roller, Alice Brennan, Allison Nagelberg and Brent Rosenthal. See the biographies on page [●].

Q: What is required to complete the Merger?

A: Important conditions to the completion of the Merger include:

•
the Company shareholder approval of the Reverse Stock Split Proposal and the Reincorporation Proposal; and
•
satisfaction or waiver of all of the other conditions to completion of the Merger. For a description of these conditions, see the section entitled “The Merger Agreement” beginning on page [●].

Q: Could the Company’s stock price affect the closing of the Merger or the Merger Consideration?

A: No.

Q: When do the Company and Horizon Kinetics expect to complete the Merger?

A: The Company and Horizon Kinetics currently expect to complete the Merger on or after [●], 2024. Completion of the Merger will only be possible, however, after all conditions to the completion of the Merger contained in the Merger Agreement are satisfied or waived, including shareholder approval of the Reverse Stock Split Proposal and the Reincorporation Proposal. It is possible that factors outside of either company’s control could require them to complete the Merger at a later time or not complete it at all.

Q: What are the United States federal income tax consequences of the Merger?

A: The Merger is intended to qualify as a tax-deferred exchange of Horizon Kinetics’ membership interests for the Company’s Common Stock under Section 351(a) of the Internal Revenue Code of 1986, as amended (the “Code”). See page [●] for a further description of the certain material U.S. Federal income tax considerations relating to the Merger.

Q: What effect will the Merger have on the Company’s shareholders?

A: The Company’s shareholders will continue to hold the same number of shares of the Company’s Common Stock after the Merger. The issuance of shares of the Company’s Common Stock to Horizon Kinetics security holders in connection with the Merger will dilute the ownership of the Company’s existing shareholders.

The Company currently expects its legacy shareholders to own between approximately 3.2% and 4.3% of the pro forma combined company. However, the exact percentage may be different and will reflect the Merger Consideration calculated in accordance with the Merger Agreement based on Horizon Kinetics’ financial position at closing.

For a discussion of the effect on the ownership of the Company’s shareholders, please see the section of this proxy statement entitled “Ownership of the Company Pre- and Post-Merger” beginning on page [●].

Q: Are there risks that the Company’s shareholders should consider?

A: Yes. You should carefully review the section entitled “Risk Factors” beginning on page [●] of this proxy statement, which discusses risks and uncertainties related to the Merger, the combined companies and the business and operations of each of the Company and Horizon Kinetics. In addition, you are encouraged to read the Company’s publicly filed documents incorporated by reference into this proxy statement.

Q: When and where will the Special Meeting take place?

A: The Special Meeting will be held virtually at www.virtualshareholdermeeting.com/SLGD2024SM on [●], 2024 at [●], [●] time.

Q: Who may attend and vote at the Special Meeting?

A: All the Company’s shareholders of record as of the close of business on [●], 2024 may vote at the Special Meeting. Each Company shareholder is entitled to one vote for each share of the Company’s Common Stock owned as of that record date.

•
Shareholder of Record – If your shares of the Company’s Common Stock are registered directly in your name with the transfer agent, you are the shareholder of record with respect to those shares, and the proxy statement and the Company’s proxy card are being sent directly to you. If you are a shareholder of record, you may attend the Special Meeting and vote your shares virtually. Please refer to “How do I attend the Special Meeting?” and “How do I participate in and vote at the Special Meeting?” below. However, even if you plan to attend the Special Meeting virtually, please sign and return the enclosed proxy card or vote your shares by telephone or via the Internet to ensure that your shares will be represented at the Special Meeting if you are unable to attend.
•
Beneficial Owner – If your shares of Common Stock are held in a brokerage account or by another nominee, then you are considered the beneficial owner of shares that are held in “street name,” and the proxy statement is being forwarded to you by your broker or other nominee together with a voting instruction form for you to return to your broker or other nominee to direct them to vote on your behalf. As the beneficial owner, you are also invited to attend the Special Meeting. However, because a beneficial owner is not the shareholder of record, you may not vote these shares virtually at the Special Meeting unless you obtain a proxy from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the Special Meeting. Please refer to “How do I attend the Special Meeting?” and “How do I participate in and vote at the Special Meeting?” below.

Q: How do I attend the Special Meeting?

The Special Meeting will only be held virtually. Broadridge Financial Solutions, Inc. (“Broadridge”) is hosting the webcast of the Special Meeting. In order to attend the virtual Special Meeting, vote during the Special Meeting and submit questions, please log into the meeting platform at: www.virtualshareholdermeeting.com/SLGD2024SM. You will be prompted to enter the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. Beneficial owners who hold their shares in “street name” will need to follow the instructions provided by the broker, bank or other nominee that holds their shares.

Shareholders may submit live questions on the conference line while attending the virtual Special Meeting.

Q: What if I have technical difficulties or trouble accessing the virtual Special Meeting?

Broadridge will have technicians ready to assist you with any technical difficulties you may have in accessing the virtual Special Meeting. If you encounter any difficulties accessing the virtual meeting during check-in or the meeting, please call Broadridge’s technical support number that will be posted on the virtual meeting platform log-in page.

Q: How do I participate in and vote at the Special Meeting?

If you are a record holder, you can participate and vote your shares in the Special Meeting by visiting www.virtualshareholdermeeting.com/SLGD2024SM and entering the 16-digit control number included on your proxy card.

If you are a beneficial owner of shares held in “street name,” you will need to follow the instructions provided by the broker, bank or other nominee that holds their shares.

Even if you plan to attend the Special Meeting, we recommend that you also vote by proxy as described below so that your vote will be counted if you later decide not to participate in the Special Meeting.

Q: How do I vote without participating in the Special Meeting?

Record holders may vote without participating in the Special Meeting by any of the following means:

•
By Internet – Shareholders of record with Internet access may direct how their shares are voted by following the “Vote by Internet” instructions on the proxy card until [●] p.m. Eastern Time, on [●], 2024 (have your 16-dgit control number, which can be found on your proxy card or on the instructions that accompanied your proxy materials, in hand when you access the website). If you are a Beneficial Owner, please check the voting instructions in the voting instruction card provided by your broker, bank or other intermediary for Internet voting availability.
•
By telephone – Shareholders of record who live in the United States or Canada may submit proxies by telephone by following the “Vote by Phone” instructions on the proxy card until [●] p.m. Eastern Time, on [●], 2024. If you are a Beneficial Owner, please check the voting instructions in the voting instruction card provided by your broker, bank or other intermediary for telephone voting availability.
•
By mail – If you elect to vote by mail, please complete, sign and date the proxy card where indicated and return to Vote Processing, C/O Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Proxy cards submitted by mail must be received before the start of the Special Meeting in order for your shares to be voted. If you are a Beneficial Owner, you may vote by mail by following the instructions for voting by mail in the voting instruction card provided by your broker, bank or other intermediary.

* If you vote by Internet or telephone, please do not mail your proxy card.

Whether or not you plan to attend the Special Meeting, we encourage you to vote by proxy as soon as possible. In order to be counted, proxies submitted by Internet or telephone must be received by 11:59 p.m. Eastern Time on [•], 2024. Because of possible delays with the mail, we recommend you use the Internet or telephone to vote.

Q: What happens if I do not return my proxy card or if I abstain from voting?

A: If you fail to send in a proxy card or vote at the Special Meeting or if your shares are held in “street name” and you fail to instruct your broker how to vote your shares, your shares will not be counted as “present” for the purpose of determining the presence of a quorum, which is required to transact business at the Special Meeting.

When a quorum is present, if you fail to send in your proxy card or fail to instruct your broker how to vote (resulting in a “broker non-vote”), this will have no impact on the vote for any of the proposals.

An abstention occurs when a shareholder attends a meeting, either in person (virtually) or by proxy, but specifically indicates an abstention from voting on one or more of the proposals. If you submit a proxy card or provide proxy instructions to your broker or other nominee and affirmatively elect to abstain from voting, your proxy will be counted as “present” for the purpose of determining the presence of a quorum for the Special Meeting, but will not be voted at the Special Meeting. However, your abstention will have no impact on the vote for any of the proposals.

If you do not hold your shares in “street name” and you do not include any instructions on a properly executed proxy form, your shares will be voted “FOR” the Reverse Stock Split Proposal, “FOR” the Reincorporation Proposal, and “FOR” the Adjournment Proposal if necessary.

Q: May I revoke or change my vote after I have sent in my proxy card or provide proxy instructions to my broker?

A: Yes. If you are a holder of record of the Company’s shares, you may change your vote at any time before your proxy is voted at the Special Meeting by:

•
delivering a signed written notice of revocation to the Corporate Secretary of the Company at the Company’s address set forth above;
•
signing and delivering a new, valid proxy bearing a later date; or
•
attending the Special Meeting and voting virtually, although your attendance alone will not revoke your proxy.

If your shares are held in a “street name” you must contact your broker or other nominee to change your vote.

Q: Do I have dissenters’ or appraisal rights in connection with any of the proposals?

A: No. There are no dissenters’ rights, appraisal rights or similar rights available to the Company’s shareholders in connection with any of the proposals or the Merger.

Q: Who is paying for the Company’s proxy solicitation?

A: The Company will bear the cost of soliciting proxies for the Special Meeting. The Company’s directors, officers and employees may solicit proxies by telephone and facsimile, by mail, over the Internet or in person. They will not be paid any additional amounts for soliciting proxies. The Company also will request that banks, brokerage firms, custodians, trustees, nominees, fiduciaries and other similar record holders forward the solicitation materials to the beneficial owners of Common Stock held of record by such person, and the Company will, upon request of such record holders, reimburse forwarding charges and out-of-pocket expenses.

Q: What should I do if I receive more than one set of voting materials for the Special Meeting?

A: You may receive more than one set of voting materials for the Special Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction form. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction form for each brokerage account in which you hold shares. If you are a holder of record of the Company’s Common Stock and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction form that you receive.

Q: Whom should I contact if I have any questions?

A: You can call the Company's President, David Arndt, at investorrelations@slginc.com or (303)576-6027 Monday through Friday between the hours of 9:30 and 4:00 Mountain time with any questions.

SUMMARY

This summary highlights certain information contained elsewhere in this proxy statement and may not contain all the information that is important to you. To better understand the Merger and the matters to be considered and voted upon at the Special Meeting, you should read this proxy statement carefully, including the attached Annexes, and the other documents to which we have referred you. In addition, you should read the information the Company has incorporated by reference into this proxy statement, which includes important information about the Company that has been filed with the Securities and Exchange Commission (the “SEC”). See the section entitled “Where You Can Find More Information” beginning on page [●], which describes how you may obtain the information incorporated by reference into this proxy statement without charge. We have included page references in this summary to direct you to a more complete description of the topics presented below.

In this proxy statement “the Company,” “we,” “us,” and “our” refers to Scott’s Liquid Gold-Inc. and where appropriate, its subsidiaries, “Horizon Kinetics” refers to Horizon Kinetics LLC, and where appropriate, its subsidiaries, and “Merger Sub” refers to HKNY ONE, LLC. In addition, the “Merger” refers to the proposed merger of Merger Sub with and into Horizon Kinetics, with Horizon Kinetics being the surviving entity, and “Merger Agreement” refers to the Agreement and Plan of Merger, dated as of December 19, 2023, by and among the Company, Merger Sub and Horizon Kinetics, as amended by the First Amendment to Agreement and Plan of Merger thereto, dated as of [●], 2024. When this proxy statement refers to the “combined company,” it means the Company and Horizon Kinetics and their respective subsidiaries, collectively, after completion of the Merger.

The Companies (See page [●])

Scott’s Liquid Gold-Inc.

Overview

Scott’s Liquid Gold-Inc. exists to positively impact consumers’ lives in the markets we serve and create shareholder value. We develop, market, and sell high-quality products to mass merchandisers, drugstores, supermarkets, hardware stores, e-commerce retailers, other retail outlets, and to wholesale distributors. Our long history has generated strong consumer and customer loyalty for our brands.

On an ongoing basis, management focuses on a variety of key indicators to monitor our business health and performance. These key indicators include (but are not limited to) the following:

•
Net sales (collectively and by operating segment);
•
Profitability, focusing on gross margins and net income; and
•
Cash flow.

To achieve our business and financial objectives, we focus on initiatives to drive the growth of the key indicators above. Our ability to drive and generate growth depends on consumer demand for our products and retail customers’ willingness to carry our products in a competitive marketplace. In this environment, we intend to continue to focus on our key indicators to remain competitive, sustain our current level of operations, and drive further growth in future periods.

During 2023, the Company achieved objectives focused on optimization, cost reduction, and modernization of our business. These included (but were not limited to) the following:

•
Selling assets with low margins or limited future growth potential to optimize our product portfolio;
•
Paying off debt and improving cash flows from operations through optimization of cost structure; and
•
Restructuring and consolidating business departments to facilitate greater cross-functional teamwork and workplace efficiency.

Outlook

Looking forward, we are focused on both short- and long-term strategies that we believe will enhance our financial health and deliver shareholder value. The Company entered into the Merger Agreement with the purpose of creating meaningful shareholder value for all shareholders of the combined entity.

While the marketplace for household products has always been highly competitive, we expect that the category challenges and the level of competition will continue to rise. We believe that some of the trends in our business and industry could adversely affect our profitability, including the following:

•
Changes in national and international regulations;
•
Changes in policies or practices of some of our key retail customers;
•
Rapid growth of e-commerce and alternative retail channels; and
•
Inflationary impacts to the costs of products, transportation, and labor associated with our logistics and warehousing partners.

Divestitures

•
On September 15, 2023, we entered into and consummated a Stock Purchase Agreement with Neoteric Beauty Holdings, LLC (the “Neoteric Buyer”), pursuant to which the Company agreed to sell 100% of the outstanding stock of our wholly owned subsidiary Neoteric Cosmetics, Inc. (“Neoteric”) to the Neoteric Buyer. Neoteric owned and operated the Denorex®, Zincon®, and Neoteric Diabetic Skin Care® brands. We have reflected the operations of the Neoteric brands as discontinued operations for all periods presented. The Neoteric brands were previously classified under our health and beauty care products segment.
•
Effective June 30, 2023, we entered into, and in July 2023 we closed, a purchase agreement with a buyer, pursuant to which we agreed to sell all of our right, title, and interest in and to certain assets of the Alpha® Skin Care brand. The Alpha product line was previously classified under our health and beauty care products segment.
•
Effective June 30, 2023, we entered into, and in July 2023 closed, a purchase agreement with a buyer, pursuant to which we agreed to sell all of our right, title, and interest in and to certain assets of the of the BIZ® brand. The BIZ® product line was previously classified under our household products segment.
•
On January 23, 2023, we entered into an asset purchase agreement with a buyer, pursuant to which we agreed to sell all of our right, title, and interest in and to certain assets of the Scott’s Liquid Gold® brand, including the Wood Care and Floor Restore products. We have reflected the operations of the Scott’s Liquid Gold® brand as discontinued operations for all periods presented, which was previously classified under our household products segment.
•
On December 15, 2022, we entered into an asset purchase agreement with a buyer, pursuant to which we agreed to sell all of our right, title, and interest in and to certain assets of the Prell® product line. We have reflected the operations the Prell® product line as discontinued operations for all periods presented, which was previously classified under our household products segment.

Our Common Stock is currently traded on the OTC Pink Market tier of OTC Markets under the symbol “SLGD.”

The principal executive offices of the Company are located at 720 S. Colorado Blvd, PH N, Denver, Colorado, 80246, and its telephone number is (303)576-6027.

For more information on the Company, see the reports and other information the Company files with the SEC, including its annual report on Form 10-K for the year ended December 31, 2023. These filings may be viewed on the Internet at www.sec.gov. Additional information about the Company is included in the documents incorporated by reference in this proxy statement. See “Where You Can Find More Information” beginning on page [●].

HKNY ONE, LLC

Merger Sub is a wholly-owned subsidiary of the Company and was formed in Delaware on December 5, 2023, solely for the purpose of facilitating the Merger. Merger Sub has not carried on any activities to date, except for activities incidental to its formation and activities undertaken in connection with the transactions contemplated by the Merger Agreement.

Horizon Kinetics LLC

Horizon Asset Management, Inc. was originally formed in 1994 (“Horizon”). Certain principals of Horizon later formed Kinetics Asset Management LLC (“Kinetics”) in 1996. In 2011, Horizon merged with Kinetics and other related entities to form Horizon Kinetics Asset Management LLC (“HKAM”), a wholly owned subsidiary of Horizon Kinetics LLC.

Horizon Kinetics is an investment advisory and independent research firm. Horizon Kinetics is a fundamental value, contrarian-oriented investment advisor. It was founded on the belief that a short-term investment approach, widely adopted with the modernization of financial markets, ultimately produces sub-optimal returns. Horizon Kinetics believes that investors are better served not by taking more risk, but by extending their investment time horizon, which affords far wider ranges of opportunity and valuation than are available to time-constrained investors.

Horizon Kinetics, through its wholly owned registered investment adviser, is an independent asset manager with AUM of approximately $6.5 billion as of December 31, 2023. Horizon Kinetics strategies are offered through third-party investment products, including mutual funds, third-party exchange-traded funds (“ETFs”), institutional and retail separate accounts and other private funds or other investment vehicles.

Its principal executive offices are located at 470 Park Avenue South, New York, New York 10016, and its telephone number is (646) 495-7330. Its website is www.horizonkinetics.com. The contents of Horizon Kinetics’ website are not incorporated by reference in this proxy statement.

Horizon Kinetics is a private company and therefore has no established trading market for its membership interests.

The Merger and the Merger Agreement (see page [●])

The Merger will be accomplished pursuant to the Merger Agreement. Pursuant to the terms of the Merger Agreement, Merger Sub will be merged with and into Horizon Kinetics, with Horizon Kinetics being the surviving entity.

A copy of the Merger Agreement is attached as Annex A to this proxy statement and is incorporated into this proxy statement by reference. The Company encourages you to read the entire Merger Agreement carefully because it is the principal document governing the Merger.

Merger Consideration (see page [●])

The consideration payable to holders of Horizon Kinetics’ membership interests in the Merger, to which we also refer as the “Merger Consideration,” equals an aggregate number of shares of the Company’s Common Stock equal to (a) the sum of (i) Horizon Kinetics’ net tangible assets plus (ii) the value of the Horizon Kinetics operating business, (b) divided by 25, subject to a maximum number of shares as provided in the Merger Agreement. Under the Merger Agreement, the value of the Horizon Kinetics operating business is (x) stipulated to be $200 million if and only if Horizon Kinetics’ AUM is between $6 billion and $8 billion, and (y) otherwise calculated by multiplying AUM by a factor of 0.03.

We currently expect our legacy shareholders to own between approximately 3.2% and 4.3% of the pro forma combined company. However, the exact percentage may be different and will reflect the Merger Consideration calculated in accordance with the Merger Agreement based on Horizon Kinetics’ financial position at closing. When you vote on the proposals in this proxy statement, you will not know what percentage of the combined company your shares will ultimately represent.

Because Horizon Kinetics is a private company, there is no public trading market for its securities and no market price that may be used in valuing its securities. As a result, Horizon Kinetics’ value is difficult to determine. The formula for the calculation of the number of shares to be issued to Horizon Kinetics security holders as part of the Merger Consideration was determined based on negotiations between the parties, and it may not be indicative of Horizon Kinetics’ actual value. Therefore, the Merger Consideration that security holders of Horizon Kinetics receive may be higher or lower than would be the case if it were possible to determine Horizon Kinetics’ true value. If higher, then the Merger would have the effect of diluting the value of the shares held by the current shareholders of the Company.

In agreeing to the above formula for the calculation of the Merger Consideration, the Board of Directors did not obtain a fairness opinion or other valuation of either the Company or Horizon Kinetics, and such formula was arbitrarily determined. The Board of Directors considered the advisability and practicality of engaging a financial advisor to obtain either a fairness opinion or an independent valuation, and decided not to do so because of (1) the fact that Horizon Kinetics’ assets are primarily marked-to-market, with significant short-term fluctuations, significantly curtailing the potential benefit of such an opinion or valuation, (2) the absence of any apparent conflict of interest in the contemplated Merger between the members of the Board of Directors, on the one hand, and the Company’s shareholders, on the other hand, (3) the absence of a pre-existing relationship between members of the Board of Directors and Horizon Kinetics or its affiliates, and (4) the cost of obtaining such opinion or valuation in relation to the expected value of the Company’s shareholder’s equity at closing of the Merger.

Special Meeting of the Company’s Shareholders (see page [●])

The Special Meeting of the Company’s shareholders will be held virtually at www.virtualshareholdermeeting.com/SLGD2024SM on [●], 2024 at [●], [●] time at [●]. All the Company’s shareholders of record as of the close of business on [●], 2024 may vote at the Special Meeting. Each shareholder is entitled to one vote for each share of the Company’s Common Stock owned as of that record date.

At the Special Meeting, the Company shareholders will be asked to consider and to vote upon four proposals:

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To effect a reverse stock split of the Company’s outstanding shares of Common Stock, at a ratio of 1-for-20 as set forth in the Reverse Stock Split Proposal;
•
To approve (i) the reincorporation of the Company in the state of Delaware as set forth in the Reincorporation Proposal and (ii) to change the name of the Company to “[●]” as set forth in the Reincorporation Proposal; and
•
To approve any adjournment of the Special Meeting, for any reason, including, if necessary, to solicit additional proxies if there are not sufficient votes to approve one or more of the proposals as set forth in the Adjournment Proposal.

No separate approval of the Merger Agreement or the Merger by the Company’s shareholders is necessary; the Company’s shareholders are not being asked to vote upon the Merger Agreement or the Merger. However, if either the Reverse Stock Split Proposal or the Reincorporation Proposal is not approved, the Merger will not be completed. A vote in favor of the Reverse Stock Split Proposal and the Reincorporation Proposal will, in effect, be a vote in favor of the Merger.

Reasons for Entering into the Merger (see page [●])

In evaluating the Merger, including the issuance of the shares of the Company’s Common Stock in connection with the Merger, the Company’s Board of Directors consulted with the Company’s management, and, in reaching its decision to recommend the issuance of shares of our Common Stock in connection with the Merger and approving the Merger, the Board of Directors considered a number of factors including the following:

•
the fact that the Board of Directors had periodically discussed and reviewed the Company’s business, strategic direction, performance and prospects, and had periodically reviewed and discussed with management potential strategic alternatives and opportunities with a view towards enhancing shareholder value;
•
the fact that the Company has acquired and sold a number of brands over the past decade, giving members of the Board of Directors and management frequent opportunity to discuss potential acquisitions and divestitures with other industry participants;
•
regular reviews by the Board of Directors and management over the course of 2021, 2022, and 2023 of the Company’s portfolio of brands, performance, and financial position, and a resulting determination by the Board of Directors to sell, over the same time period, the Dryel, Scott’s Liquid Gold, Floor Restore, Prell, Biz, Alpha Skin Care, Denorex, Zincon, and Neoteric Diabetic brands to reduce debt and generate cash;
•
the evaluation by the Board of Directors of (1) the possibility of liquidating the Company and the amount that the Company’s shareholders would receive upon liquidation, (2) the possibility of the Company continuing its operations using only the Company’s pet care brands; and (3) a different strategic transaction or potential recapitalization, and determination that all such alternatives were less favorable to our shareholders than the Merger given the potential risks, rewards and uncertainties associated with those alternatives;
•
the fact that Horizon Kinetics and the members of the Board of Directors share similar philosophies and approaches to investment and value creation;
•
the following factors related to Horizon Kinetics and its business:
o
Horizon Kinetics’ financial performance over time;
o
Horizon Kinetics’ greater scale; and
o
Horizon Kinetics’ strong balance sheet.
•
the historical market prices of our Common Stock;
•
the expectation that the Merger will significantly strengthen the Company’s financial liquidity and cash flow;

•
the expectation that a Merger will allow the Company’s shareholders to own shares in a combined company that will have significantly larger market capitalization, with the following associated benefits, each of which could offer the opportunity of increased liquidity for the Company’s shares of Common Stock following the completion of the Merger:
o
The combined company will have a stronger balance sheet compared to the Company on a stand-alone basis, with more working capital than the Company on a stand-alone basis;
o
The potential of the combined company to receive greater interest from institutional investors; and
o
The potential ease of attracting talent by being a larger public reporting entity.
•
the belief that there are attractive opportunities in the asset management industry where Horizon Kinetics has successfully grown their presence over an extended period of time, and the Board of Directors’ view that those opportunities should be available to the Company’s shareholders.

Recommendation of the Company’s Board of Directors (see page [●])

After careful consideration, the Company’s Board of Directors determined that: (i) effecting a reverse stock split of the Company’s outstanding shares of Common Stock at a ratio of 1-for-20, while keeping the number of authorized shares unchanged, (ii) reincorporating in Delaware and changing the name of the Company to “[●]”, and (iii) adjourning the Special Meeting, for any reason, including if necessary, to solicit additional proxies, is each in the best interest of the Company and its shareholders. Our Board of Directors recommends that you vote “FOR” the Reverse Stock Split Proposal, “FOR” the Reincorporation Proposal, and “FOR” the Adjournment Proposal if necessary.

Board and Executive Officers of the Combined Company (see page [●])

The Board of Directors of the combined company is expected to consist of Murray Stahl, Steven Bregman, Peter Doyle, Daniel J. Roller, Alice Brennan, Allison Nagelberg, and Brent Rosenthal. The executive officers of the combined company are expected to be Murray Stahl (Chief Executive Officer), Steven Bregman (President), Mark Herndon (Chief Financial Officer), Peter Doyle (Managing Director), Alun Williams (Chief Operating Officer), Jay Kesslen (General Counsel) and Russell Grimaldi (Chief Compliance Officer).

Interests and Voting Power of Directors, Executive Officers and their Affiliates (see page [●])

The Company’s executive officers do not have interests in the Merger that may be different from or in addition to the interests of the Company’s shareholders generally. See “Interests of the Company’s Directors and Executive Officers in the Merger” beginning on page [●] of this proxy statement for more details.

Neither the Company nor any of our executive officers or directors beneficially owns any of Horizon Kinetics’ outstanding securities. As agreed upon in the Merger Agreement, one current director of the Company and six individuals to be designated by Horizon Kinetics are expected to serve as directors of the Company after the closing of the Merger. In addition, certain key employees of Horizon Kinetics, which include those that will serve as executive officers of the combined company, may enter into employment agreements with the Company on or after the closing of the Merger, providing them with base salaries and potential bonus compensation, the right to receive stock options and severance.

The Company’s Board of Directors was aware of and considered the interests described above, among other matters, in reaching its unanimous decision to (i) approve the Merger and the other transactions contemplated by the Merger Agreement, (ii) declare the Merger Agreement and the transactions contemplated by the Merger Agreement as advisable and fair to, and in the best interests of, the Company and the Company’s shareholders, and (iii) resolve to recommend the approval and adoption of the proposals to the Company’s shareholders.

Ownership of Combined Company (see page [●])

As of the effective time of the Merger, the ownership of the Company’s outstanding Common Stock will be a function of Horizon Kinetics’ financial position six business days prior to the effective time. The Merger Consideration equals an aggregate number of shares of the Company’s Common Stock equal to (a) the sum of (i) Horizon Kinetics’ net tangible assets plus (ii) the value of the Horizon Kinetics operating business, (b) divided by 25, subject to a maximum number of shares as provided in the Merger Agreement. Under the Merger Agreement, the value of the Horizon Kinetics operating business is (x) stipulated to be $200 million if and only if Horizon Kinetics’ AUM is between $6 billion and $8 billion, and (y) otherwise calculated by multiplying AUM by a factor of 0.03.

We currently expect our legacy shareholders to own between approximately 3.2% and 4.3% of the pro forma combined company. However, the exact percentage may be different and will reflect the Merger Consideration calculated in accordance with the Merger Agreement based on Horizon Kinetics’ financial position at closing. When you vote on the proposals in this proxy statement, you will not know what percentage of the combined company your shares will ultimately represent.

Expected Timing of the Merger

The Company and Horizon Kinetics currently expect to complete the Merger promptly following the Special Meeting. Completion of the Merger is subject to all conditions to closing being satisfied or waived. It is possible that factors outside of either company’s control could require the Company and Horizon Kinetics to complete the Merger at a later time or not complete it at all.

Representations, Warranties and Covenants in the Merger Agreement (see page [●])

The Company and Horizon Kinetics have made customary representations, warranties and covenants in the Merger Agreement. Subject to certain exceptions, each of the Company and Horizon Kinetics is required, among other things, to conduct its business in the ordinary course in all material respects during the interim period between the execution of the Merger Agreement and the closing of the Merger.

Restrictions on Soliciting Other Transactions (see page [●])

The Merger Agreement provides that neither the Company nor Horizon Kinetics may solicit alternative business combination transactions and, subject to certain exceptions, may not engage in discussions or negotiations regarding any alternative business combination transaction.

Conditions to Completion of the Merger (see page [●])

The obligations of the Company and Horizon Kinetics to complete the Merger are subject to the satisfaction (or waiver, where permitted) of the following conditions:

•
the Company shareholder approval of the Reverse Stock Split Proposal and the Reincorporation Proposal; and
•
the satisfaction or waiver of all of the other conditions to completion of the Merger. For a description of these conditions, see the section entitled “The Merger Agreement” beginning on page [●].

Termination of the Merger Agreement (see page [●])

The Company and Horizon Kinetics may mutually agree to terminate the Merger Agreement at any time prior to effectiveness of the Merger. Either party may also terminate the Merger Agreement if:

•
any governmental entity of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any law or order making illegal, permanently enjoining, or otherwise permanently prohibiting the consummation of the Merger; or
•
the Reverse Stock Split Proposal or the Reincorporation Proposal is not approved by the Company’s shareholders at the Special Meeting.

Finally, either party may terminate the Merger Agreement under other limited circumstances specified in the agreement.

Risk Factors (see page [●])

You should carefully review the section entitled “Risk Factors” beginning on page [●] of this proxy statement, which discusses risks and uncertainties related to the Merger, the Reverse Stock Split, the combined companies and the business and operations of each of the Company and Horizon Kinetics.

Accounting Treatment (see page [●])

The Company prepares its financial statements in accordance with the accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Merger will be accounted for as an acquisition under U.S. GAAP. Because there will be a change of control, the transaction will be treated as a reverse acquisition. Purchase price consideration used in the pro forma condensed combined financial statements is estimated based on the Company’s closing stock price on April 29, 2024. The purchase price and allocation of the purchase price will be finalized based on the stock price on the closing date.

Certain Material U.S. Federal Income Tax Considerations (see page [●])

The Merger is intended to qualify as a tax-deferred exchange of Horizon Kinetics’ membership interests for the Company’s Common Stock under Section 351(a) of the Code, as discussed below under “Certain Material U.S. Federal Income Tax Considerations” on page [●].

No Dissenters’ Rights of Appraisal (see page [●])

Under Colorado law, the holders of shares of the Company’s Common Stock are not entitled to dissenters’ rights of appraisal in connection with any of the proposals to be considered and acted upon at the Special Meeting. In addition, because the Merger is not subject to the Company’s shareholder approval under Colorado law, the holders of shares of the Company’s Common Stock are not entitled to dissenters’ rights of appraisal in connection with the Merger.

Market Price and Dividend Information

On December 22, 2023, the trading day immediately prior to the announcement of the Merger, the Company’s Common Stock closed at $0.40. On [●], 2024, the Company’s Common Stock closed at $[●]. Immediately following the consummation of the Merger, the Company’s Common Stock, including the shares issued in connection with the Merger, is expected to continue to trade on the OTC Pink Market tier of OTC Markets. Following the Merger, the Company currently intends to retain earnings, if any, to finance the growth and development of its business, but will evaluate its dividend policy from time to time after the completion of the Merger.

Regulatory Approvals

The Company must comply with applicable securities laws in connection with the issuance of shares of the Company’s Common Stock in connection with the Merger.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement and the documents incorporated by reference into this proxy statement contain “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements other than statements of historical facts, including statements regarding our future results of operations, financial position, liquidity, business strategy and plans and objectives of management for future operations, are forward-looking statements. The words “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “could,” “target,” “potential,” “is likely,” “will,” “expect” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. Specific forward-looking statements include, without limitation, statements regarding the following:

•
the anticipated timing of the completion of the Merger,
•
the size and financial health of the combined company,
•
the estimated number of shares issuable in the Merger,
•
the anticipated impact of the Reverse Stock Split and/or Reincorporation,
•
the exact Merger Consideration to be issued and corresponding percentage of the combined company expected to be owned by the Company’s current shareholders on a post-transaction basis,
•
the expected benefits from the Merger, including the creation of value for the shareholders of the combined company and any expected cost savings from the Merger,
•
the expected federal tax consequences from the Merger, and
•
the expected costs, fees, expenses and other charges to be incurred in connection with the Merger.

The results anticipated by any or all of these forward-looking statements might not occur. Important factors, uncertainties and risks that may cause actual results to differ materially from these forward-looking statements are contained in the risk factors that follow and elsewhere in this proxy statement and the incorporated documents. We undertake no obligation to publicly update or revise any forward-looking statements, whether as the result of new information, future events or otherwise. For more information regarding some of the ongoing risks and uncertainties of our business, see the risk factors that follow and or that are disclosed in our incorporated documents.

RISK FACTORS

In addition to the other information included and incorporated by reference in this proxy statement, you should carefully consider the following risks before deciding whether to vote for the Reverse Stock Split Proposal or the Reincorporation Proposal. See the section entitled “Where You Can Find More Information” beginning on page [●]. Furthermore, because of differences between the Colorado Revised Statutes (“C.R.S.”), on the one hand, and the Delaware General Corporation Law (“DGCL”), on the other hand, as well as differences between the Company’s governing documents before and after the Reincorporation, the Reincorporation will effect certain changes in the rights of the Company’s shareholders. Shareholders are urged to review “Proposal 2 – Approval of the Reincorporation of the Company from the State of Colorado to the State of Delaware and Name Change – Comparison of the Company’s Shareholders’ Rights Before and After the Reincorporation” for a comparison of their rights before and after the Reincorporation.

Risks Relating to the Merger

The Company and Horizon Kinetics may not realize all of the anticipated benefits of the Merger.

The success of the Merger will depend, in large part, on the ability of the combined company to realize the anticipated benefits from combining the businesses of the Company and Horizon Kinetics, which operate in completely different industries. To realize the anticipated benefits of the Merger, the combined company must be able to manage two distinctly operating entities with a single management team.

The Company has not completed a merger or acquisition comparable in size or scope to the Merger. As a practical matter, including in light of the larger size of Horizon Kinetics, and the different industry in which it operates, the combined company’s operations and workforce after the Merger will consist primarily of the operations and workforce of Horizon Kinetics. However, the combined companies will continue to own and operate the Company’s pet-related businesses, including the Kids N Pets and Messy Pet brands, which are sold at Walmart, Amazon.com, and other retailers across the United States. The failure of the combined company, after the Merger, to realize any of the anticipated benefits of the Merger could cause an interruption of, or a loss of momentum in, the activities of the combined company and could adversely affect its results of operations.

Potential difficulties the combined company may encounter include, among others:

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the impact on the combined company’s internal controls, disclosure controls and procedures and compliance with the Exchange Act and SEC regulations, of integrating the accounting systems and internal controls of a much larger private company that was not previously required to comply with such laws and regulations, with that of a small public company (see also “–Both Horizon Kinetics and the Company have identified material weaknesses in their internal control over financial reporting, which make those controls ineffective”);
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complexities associated with managing the combined business that minimizes any adverse impact on, customers, employees, service providers, and other constituencies;
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performance shortfalls at one or both of the companies as a result of the diversion of management’s attention from day-to-day operations caused by activities surrounding the completion of the Merger and integration of accounting systems and internal controls;
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potential unknown liabilities, liabilities that are significantly larger than anticipated, unforeseen expenses or delays associated with the Merger and such integration; and
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unanticipated changes in applicable laws and regulations.

Some of these factors are outside the control of either company.

Horizon Kinetics is a private company, making it difficult to determine its value. The formula governing the calculation of the Merger Consideration was determined without obtaining a fairness opinion or independent valuation.

The consideration payable to holders of Horizon Kinetics’ membership interests in the Merger, to which we also refer as the “Merger Consideration,” equals an aggregate number of shares of the Company’s Common Stock equal to (a) the sum of (i) Horizon Kinetics’ net tangible assets plus (ii) the value of the Horizon Kinetics operating business, (b) divided by 25, subject to a maximum number of shares as provided in the Merger Agreement. Under the Merger Agreement, the value of the Horizon Kinetics operating business is (x) stipulated to be $200 million if and only if Horizon Kinetics’ AUM is between $6 billion and $8 billion, and (y) otherwise calculated by multiplying AUM by a factor of 0.03. As of March 31, 2024, Horizon Kinetics’ AUM is approximately $7.1 billion.

We currently expect our legacy shareholders to own between approximately 3.2% and 4.3% of the pro forma combined company. However, the exact percentage may be different and will reflect the Merger Consideration calculated in accordance with the Merger Agreement based on Horizon Kinetics’ financial position at closing.

Because Horizon Kinetics is a private company, there is no public trading market for its securities and no market price that may be used in valuing its securities. As a result, Horizon Kinetics’ value is difficult to determine. The formula for the calculation of the number of shares to be issued to Horizon Kinetics security holders as part of the Merger Consideration was determined based on negotiations between the parties, and it may not be indicative of Horizon Kinetics’ actual value. Therefore, the Merger Considerations that security holders of Horizon Kinetics receive may be higher or lower than would be the case if it were possible to determine Horizon Kinetics’ true value. If higher, then the Merger would have the effect of diluting the value of the shares held by the current shareholders of the Company.

In agreeing to the above formula for the calculation of the Merger Consideration, the Board of Directors did not obtain a fairness opinion or other valuation of either the Company or Horizon Kinetics, and such formula was arbitrarily determined. It is therefore possible that current shareholders of the Company end up with post-Merger ownership in the combined company that does not reflect the true value of their shares pre-Merger.

The pendency of the Merger could adversely affect the Company’s stock price and could adversely affect the Company’s and Horizon Kinetics’ respective businesses, financial condition, results of operations or business prospects.

While neither the Company nor Horizon Kinetics is aware of any significant adverse effects to date, the pendency of the Merger could disrupt either or both of their businesses in a number of ways, including:

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the attention of the Company’s and/or Horizon Kinetics’ management may be directed toward the completion of the Merger and related matters and may be diverted from the day-to-day business operations of their respective companies, including from other opportunities that might otherwise be beneficial to them;
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certain customers, suppliers, clients, business partners and other persons with whom the Company and/or Horizon Kinetics have a business relationship may delay or defer certain business decisions or seek to terminate, change or renegotiate their relationship with the Company or Horizon Kinetics as a result of the Merger, whether pursuant to the terms of their existing agreements or otherwise; and
•
current and prospective employees may experience uncertainty regarding their future roles with the combined company, which might adversely affect the Company’s and/or Horizon Kinetics’ ability to retain, recruit and motivate key personnel.

Provisions of the Merger Agreement limit the Company’s and Horizon Kinetics’ ability to pursue other business combinations and may deter third parties from proposing alternative transactions.

The Merger Agreement contains provisions that make it difficult for the Company or Horizon Kinetics to entertain a third-party proposal for an acquisition of the Company or Horizon Kinetics. These provisions include a general prohibition against solicitation or engaging in discussions or negotiations regarding any alternative acquisition proposal by each of the Company and Horizon Kinetics, subject to a limited exception for the Company.

These provisions might discourage a third party that might otherwise be interested in making a proposal from considering or proposing an acquisition of either the Company or Horizon Kinetics, including an acquisition or similar transaction that may be deemed of greater value than the Merger to the Company’s shareholders or Horizon Kinetics security holders.

Future financial results of the combined company may differ materially from the unaudited pro forma combined financial statements presented in this proxy statement and any financial forecasts prepared in connection with discussions concerning the Merger.

The unaudited pro forma combined financial information included in this proxy statement is derived from the Company’s and Horizon Kinetics’ separate historical consolidated financial statements. This pro forma financial information may not necessarily reflect what the Company’s results of operations and financial position would have been had the Merger occurred at the beginning of the periods presented in the pro forma combined financial information, or what the Company’s results of operations and financial position will be in the future.

Both Horizon Kinetics and the Company have identified material weaknesses in their internal control over financial reporting, which make those controls ineffective. If the combined company fails to maintain an effective system of disclosure controls and internal control over financial reporting, its ability to produce timely and accurate financial statements or comply with applicable regulations could be impaired.

Horizon Kinetics has identified material weaknesses in its internal control over financial reporting as of December 31, 2023 and 2022. A material weakness is a deficiency or a combination of deficiencies in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of a company’s financial statements will not be prevented or detected on a timely basis. Specifically, Horizon Kinetics identified (a) instances in which management did not produce timely reconciliations and evaluations of certain significant accounts, including certain intercompany and related party accounts and related elimination entries, (b) a lack of segregation of duties in certain areas of the financial reporting process, including a lack of adequate supervisory review of technical accounting implementations, conclusions over critical accounting estimates, and review of the consolidated financial statements and (c) insufficient supervisory review and approval of key controls over disbursements and accounts payable. As of December 31, 2023, these material weaknesses have not been remediated. As of the date of this proxy statement, full assessment and identification of remediation efforts has not yet been completed.

Furthermore, the Company identified in its quarterly report on Form 10-Q for the quarter ended June 30, 2023 a material weakness in its internal control over financial reporting related to its finance department lacking a sufficient number of trained professionals with technical accounting expertise to process and account for complex, non-routine transactions in accordance with GAAP. This material weakness continued to exist as of March 31, 2024, and caused Company’s management to conclude that the Company’s internal control over financial reporting was not effective as of December 31, 2023.

Horizon Kinetics’ and the Company’s respective material weaknesses will not be considered remediated until a sustained period of time has passed to allow management to test the design and operational effectiveness of the corrective actions.

If the remedial measures are insufficient, or if additional material weaknesses or significant deficiencies in either company’s or the combined company’s internal control over financial reporting occur in the future, the combined company’s future financial statements or other information filed with the SEC may contain material misstatements and could require a restatement of its financial statements, cause it to fail to meet its reporting obligations or cause investors to lose confidence in its reported financial information, leading to a decline in the market value of its securities.

Furthermore, the standards required for a public company under Section 404(a) of the Sarbanes-Oxley Act are significantly more stringent than those previously required of Horizon Kinetics as a privately held company. Management may not be able to timely implement additional disclosure controls and procedures that adequately respond to the increased regulatory compliance and reporting requirements. If the combined company is not able to implement the additional requirements of Section 404(a) in a timely manner or with adequate compliance, it may not be able to assess whether its internal control over financial reporting is effective, which may subject it to adverse regulatory consequences and could harm investor confidence and the market price of its securities. If the combined company fails to maintain an effective system of disclosure controls and internal control over financial reporting, its ability to produce timely and accurate financial statements or comply with applicable regulations could be impaired, and it may be forced to restate its financial statements for prior periods.

The combined company’s independent registered public accounting firm is not required to formally attest to the effectiveness of its internal control over financial reporting until after it is no longer a “smaller reporting company” as defined in Item 10(f)(1) of Regulation S-K. At such time, the combined company’s independent registered public accounting firm may issue a report that is adverse in the event it is not satisfied with the level at which its internal control over financial reporting is documented, designed, or operating. Any failure to maintain effective disclosure controls and internal control over financial reporting could harm the combined company’s business and could cause a decline in the price of its common stock.

Failure to complete or delay of the Merger could negatively impact the Company’s and Horizon Kinetics’ respective businesses, financial condition or results of operations.

The completion of the Merger is subject to a number of conditions, as described under “Conditions to Completion of the Merger” beginning on page [●], and there can be no assurance that the conditions to the completion of the Merger will be satisfied. If the conditions are not satisfied or waived, the Merger will not be completed or will be delayed. If the Merger is not completed or is delayed, the Company and Horizon Kinetics will be subject to several risks, including but not limited to:

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the current market price of the Company’s Common Stock may reflect a market assumption that the Merger will occur or that it will occur by a certain date, and a failure to complete the Merger or a delay in the Merger could result in a negative perception by the market of the Company generally and a resulting decline in the market price of the Company’s Common Stock;

•
having sold many of its operating assets, the Company is relying primarily on its pet care brands for revenue generation, while at the same time continuing to face operating expenses; as a result, there is limited time for the Company to enter into an alternative strategic transaction;
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the Company or Horizon Kinetics may experience negative reactions from their respective employees, customers, suppliers, clients and other business partners;
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there may be substantial disruption to the Company’s and Horizon Kinetics’ businesses and a distraction of their respective management teams and employees from day-to-day operations, because matters related to the Merger have required substantial commitments of time and financial and other resources, which could otherwise have been devoted to other opportunities that might have been beneficial;
•
if the Merger is not completed, the Company would continue to face the risks that it currently faces as an independent company, including particularly the risk of depleting its limited resources; and
•
in addition to these factors, failure to complete the Merger will mean that the Company and Horizon Kinetics will not obtain the anticipated benefits of combining the two companies. If the Merger is not completed, the risks described above may materialize and materially adversely affect the Company’s business, financial condition, results of operations and stock price.

The combined company’s future operating results will be adversely affected if it does not effectively manage its expanded operations following the Merger.

Following the Merger, the size of the combined company’s business will be significantly larger than the current business of the Company. The future success of the combined company will depend, in part, upon its ability to manage this expanded business as a public company, which will pose substantial challenges for the combined company’s management. The Company cannot assure you that the combined company will be successful or that the combined company will realize the expected benefits currently anticipated to result from the Merger.

The market price of the Company’s Common Stock after the Merger is likely to be affected by factors different from those affecting the market price of the Company’s shares prior to the Merger.

The businesses of the Company and Horizon Kinetics are vastly different and, accordingly, the results of operations of the combined company and the market price of the Company’s Common Stock following the Merger is likely to be affected by factors different from those existing prior to the Merger. For a discussion of the businesses of the Company and Horizon Kinetics and of certain factors to consider in connection with those businesses, see the documents incorporated by reference into this proxy statement referred to under the section entitled “Where You Can Find More Information” and Horizon Kinetics’ business description beginning on page [●].

The issuance of shares of the Company’s Common Stock to Horizon Kinetics security holders in connection with the Merger will significantly reduce the percentage ownership of the Company’s current shareholders.

Current shareholders of the Company will experience a significant reduction in the relative percentage ownership of the Company’s Common Stock upon completion of the Merger. We currently expect our legacy shareholders to own between approximately 3.2% and 4.3% of the pro forma combined company. However, the exact percentage may be different and will reflect the Merger Consideration calculated in accordance with the Merger Agreement based on Horizon Kinetics’ financial position at closing. When you vote on the proposals in this proxy statement, you will not know what percentage of the combined company your shares will ultimately represent. See “—Horizon Kinetics is a private company, making it difficult to determine its value. The formula governing the calculation of the Merger Consideration was determined without obtaining a fairness opinion or independent valuation.”

Following the closing of the Merger, the ownership of the Company’s Common Stock will be concentrated and our directors and officers will collectively hold enough shares to determine the outcome of shareholder votes.

Following the completion of the Merger, between approximately 60% and 61% of our Common Stock is expected to be beneficially held (as defined in Rule 13d-3 under the Exchange Act) by our post-Merger directors and officers. As a result, our post-Merger directors and officers will collectively hold enough shares to determine the outcome of the shareholder votes, including the outcome of votes for election of directors. Concentrated ownership may limit the ability of our shareholders to influence corporate matters and may also have the effect of delaying, preventing or defeating a change of control.

Retention of key personnel may be difficult.

The future positive performance of the combined company depends to a significant degree upon the continued service of key members of Horizon Kinetics’ and the Company’s management. The loss of one or more of these key personnel could have a material adverse effect on our business, operating results, and financial condition before and after completion of the Merger. Additionally, key personnel within certain departments of the two companies will be important to the combination of the two companies, as well as maintaining certain systems and functional areas of operations.

Given the low national unemployment rate and the natural disruption created in the merger process, there is no certainty that we will be able to retain our key employees or that we will be successful in attracting and retaining similarly situated personnel in the future.

Similarly, in the event the Merger does not close for any reason, the disruption created by the merger process could ultimately cause some or all key personnel to leave their employment with the Company.

The Merger may be completed on different terms from those contained in the Merger Agreement.

Prior to the completion of the Merger, the Company and Horizon Kinetics may amend or alter the terms of the Merger Agreement or waive compliance with the terms and conditions of the Merger Agreement, including closing conditions. Although certain types of amendments, alterations or waivers may not be made after the shareholder vote unless the votes of the Company’s shareholders and Horizon Kinetics security holders are re-solicited, most amendments, alterations and waivers will not require any re-solicitation. Any such amendments or alterations may have negative consequences to the Company’s shareholders and/or Horizon Kinetics security holders or adversely affect the operations of the combined company.

As a result of the Merger, the combined company could record goodwill on its balance sheet, which could result in significant future impairment charges and negatively affect the combined company’s future financial condition, results of operations and stock price.

Because there will be a change of control, the transaction will be treated as a reverse acquisition. As discussed further under “Accounting Treatment of the Merger,” applicable acquisition accounting rules require that to the extent that the purchase price allocated to the Company in the Merger exceeds the net fair value of the Company’s assets acquired and liabilities assumed, the combined company will record such assets as goodwill on its consolidated balance sheet. Goodwill is not amortized, but is tested for impairment at least annually. In testing goodwill for impairment, the combined company’s management will be required to determine its fair value or the fair value of underlying reporting units, if applicable. If the fair value of the combined company, or its applicable reporting units, declines, the combined company may incur significant impairment charges in the future. Any impairment charges will be treated as an expense and negatively affect the combined company’s future financial results. Announcement of such impairment charges may also significantly reduce the price of the Company’s Common Stock.

We will incur significant transaction costs in connection with the Merger.

We have incurred and expect to incur significant, non-recurring costs in connection with consummating the Merger. We may also incur additional costs to retain key employees throughout the transition.

As a result of the Merger, the combined company is not expected to be able to fully use the Company’s net operating loss (NOL) carryforwards.

The Company’s ability to utilize its net operating loss (NOL) carryforwards are expected to be substantially limited due to ownership changes that have occurred or that could occur in the future, as required by Section 382 of the Internal Revenue Code of 1986, as amended (the Code), as well as similar state provisions. These ownership changes are expected to limit the amount of NOL carryforwards that can be utilized annually to offset future taxable income and tax, respectively. Further, if the Company experiences such an ownership change (the Merger will qualify as such a change) and does not satisfy certain requirements in Section 382 of the Code to continue its business enterprise (which generally requires that the Company continue its historic business or use a significant portion of its historic business assets in a business for the two-year period beginning on the date of the ownership change), its NOL carryforwards may be disallowed, subject to certain exceptions. In general, an “ownership change,” as defined by Section 382 of the Code, results from a transaction or series of transactions over a three-year period resulting in an ownership change of more than 50 percent of the outstanding stock of a company by certain stockholders or public groups.

The combined company will continue to be a “smaller reporting company” after the Merger, and the reduced disclosure requirements applicable to smaller reporting companies may make our Common Stock less attractive to investors.

The Company is now, and the combined company immediately after the Merger is expected to be, a “smaller reporting company” as defined under SEC regulations. As a result, we may and do take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not smaller reporting companies including, among other things, reduced financial disclosure requirements including being permitted to provide only two years of audited financial statements, with correspondingly reduced “Management’s Discussion and Analysis of Financial Condition and Results of Operations” disclosure, reduced disclosure obligations regarding executive compensation and an exemption from providing the auditor attestation of Section 404 of the Sarbanes-Oxley Act. As a result, our shareholders may not have access to certain information that they may deem important. The combined company will be able to take advantage of these scaled disclosures for so long as its voting and non-voting common stock held by non-affiliates is less than $250 million measured on the last business day of its second fiscal quarter, or its annual revenue is less than $100 million during the most recently completed fiscal year and its voting and non-voting common stock held by non-affiliates is less than $700 million measured on the last business day of its second fiscal quarter. The combined company could remain a smaller reporting company indefinitely. As a smaller reporting company, investors may deem its stock less attractive and, as a result, there may be less active trading of its common stock, and its stock price may be more volatile.

Risks Relating to the Reverse Stock Split

A Reverse Stock Split may not result in the desired increase in share price or liquidity, may increase the number of “odd lots,” and may be construed as having an anti-takeover effect.

The dual objectives behind the Reverse Stock Split are (i) to raise the per share trading price of our Common Stock (ii) while at the same time making available a sufficient number of shares of Common Stock for issuance as Merger Consideration to the members of Horizon Kinetics.

Although the Company expects that the Reverse Stock Split will result in an increase in the market price of our Common Stock, the Reverse Stock Split may not increase the market price of our Common Stock in proportion to the reduction in the number of issued shares of Common Stock (ignoring the effect of the Merger Consideration) or result in the permanent increase in the market price. If the Reverse Stock Split is accomplished and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of the Company’s overall market capitalization may be greater than would occur in the absence of a Reverse Stock Split. This risk increases if the Reverse Stock Split Proposal is approved, the Merger does not occur, and the Board subsequently decides to effect the Reverse Stock Split in the absence of a Merger. In that case, the total market capitalization of our Common Stock after the proposed Reverse Stock Split may be lower than the total market capitalization before the proposed Reverse Stock Split and, in the future, the market price of our Common Stock following the Reverse Stock Split may not exceed or remain higher than the market price prior to the proposed Reverse Stock Split.

Furthermore, there can be no assurance that the Reverse Stock Split will result in a per share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our Common Stock may not necessarily improve.

The Reverse Stock Split may also leave certain shareholders with one or more “odd lots,” which are stock holdings in amounts of fewer than 100 shares of Common Stock. These odd lots may be more difficult to sell than shares of Common Stock in even multiples of 100. Additionally, any reduction in brokerage commissions resulting from the Reverse Stock Split, as discussed above, may be offset, in whole or in part, by increased brokerage commissions required to be paid by shareholders selling odd lots created by the Reverse Stock Split.

Finally, if and only if the Merger does not proceed and the Board decides nevertheless to effect the Reverse Stock Split upon shareholder approval, the resulting increase in the ratio of authorized but unissued shares of Common Stock to issued shares of Common Stock could be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of our Articles of Incorporation or Colorado Bylaws. Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect, for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of the Company with another company, the Reverse Stock Split is not being proposed in response to any effort of which the Company is aware to accumulate shares of our Common Stock or obtain control of the Company, except pursuant to the Merger Agreement.

Risks Relating to Horizon Kinetics’ Business and Industry

Some of the risks relating to the Merger described above and relating to the Company described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and incorporated by reference may also apply to Horizon Kinetics. In addition, Horizon Kinetics faces the following risks relating to its business and industry, which risks would be faced by the combined company if and when the Merger closes:

Unfavorable market conditions could adversely affect Horizon Kinetics’ business in many ways, including by reducing the fees revenue and distributions received from its funds, if any, or reducing the ability of its funds to raise or deploy capital on favorable terms, or at all.

Horizon Kinetics’ business is materially affected by conditions in the global financial markets and economic and political conditions throughout the world that are outside our control, such as interest rates, availability and cost of credit, inflation rates, economic uncertainty, changes in laws (including laws relating to taxation and asset managers), trade barriers, commodity prices, currency exchange rates and controls, national and international political circumstances (including wars, terrorist acts or security operations), natural disasters and/or pandemics. These factors are outside Horizon Kinetics’ control and may affect the level and volatility of asset prices or securities prices and the liquidity and the value of investments held by its funds, and it may not be able to or may choose not to manage its or its funds’ exposure to these conditions. In the event of a market downturn, including from the impact of the COVID-19 pandemic, the hostilities between Russia and Ukraine or between Hamas and Israel, and recent and potential future disruptions in access to bank deposits or lending commitments due to bank failures, each of Horizon Kinetics’ businesses and funds will be affected in different ways.

Horizon Kinetics’ existing ETFs and mutual funds could be affected by the inability to find suitable investments for the funds to effectively deploy capital, which could adversely affect its ability to raise new funds and thus its assets under management, or by reduced opportunities to exit and realize value from their investments, which could adversely affect incentive fees earned by Horizon Kinetics’ investment adviser subsidiary. In addition, during periods of adverse economic conditions, Horizon Kinetics and its funds could have difficulty accessing financial markets, which could make it more difficult or impossible to obtain funding and harm assets under management and operating results. Its profitability could also be adversely affected if it or the funds it manages are unable to scale back costs within a time frame or amount sufficient to match decreases in revenue relating to changes in market and economic conditions.

During periods of difficult market conditions or slowdowns in a particular sector, companies in which Horizon Kinetics’ funds invest could experience decreased revenues, financial losses, difficulty in obtaining access to financing and increased funding costs. During such periods, these companies could also have difficulty in expanding their businesses and operations and be unable to meet their debt service obligations or other expenses as they become due (including obligations to Horizon Kinetics’ funds), increasing the risk of default with respect to debt investments held by its funds. As a result, a general market downturn, or a specific market dislocation, could result in lower investment returns for its funds, which would adversely affect Horizon Kinetics’ revenues and results of operations. Poor performance of such funds could result in lower base management and/or incentive fees earned by its investment adviser subsidiary and/or their ability to pay distributions on any investments Horizon Kinetics may hold in such funds, each of which could materially and adversely affect its business and results of operations.

Several of Horizon Kinetics’ funds and separately-managed accounts, or SMAs, hold significant investments in Texas Pacific Land Corp., or TPL. In many cases, such investments represent a material portion of the fund’s or SMA’s total assets. If TPL’s operating or market performance deteriorates for any reason, then Horizon Kinetics’ resulting advisory fees and reputation could be negatively impacted.

Murray Stahl is member of the Board of Directors of Texas Pacific Land Corporation, or TPL, a large holding in SMAs and funds managed by Horizon Kinetics’ investment adviser subsidiary. In many cases, such investments represent a material portion of the SMA’s or fund’s assets. On December 31, 2023 and March 31, 2024, respectively, approximately 32% and 32% of Horizon Kinetics’ AUM consisted of common stock of TPL. This significant investment and corresponding lack of diversification disproportionately exposes Horizon Kinetics’ SMAs and funds to fluctuations in TPL’s stock price, which therefore affects Horizon Kinetics’ subsidiary’s adviser fees and assets under management. In addition, Horizon Kinetics is itself invested in TPL. On December 31, 2023 and March 31, 2024, respectively, approximately $30.1 million and $33.2 million of Horizon Kinetics’ assets consisted of common stock of TPL.

Fluctuations in TPL’s stock price have historically been significant. In the 12 months between May 1, 2023 and April 30, 2024, TPL’s closing stock price has fluctuated from a low of $427.55 on June 23, 2023 to a high of $659.44 on October 18, 2023. As a result, Horizon Kinetics, its SMAs or its funds could realize significantly less than the value at which they recorded their TPL investments if they were required to sell those investments to increase liquidity at a time when stock prices are low.

Furthermore, as a director of TPL, and Chairman, CEO and Chief Investment Strategist of Horizon Kinetics, Murray Stahl may face conflicts of interest. Mr. Stahl has fiduciary and other obligations to both TPL and Horizon Kinetics and/or their clients, and may come into possession of information (including confidential or material non-public information regarding TPL securities), that could give rise to a potentially conflicting division of loyalties and/or responsibilities, which could have an adverse effect on the funds and accounts managed by Horizon Kinetics and could benefit Mr. Stahl, Horizon Kinetics and/or TPL. In addition, Mr. Stahl has substantial personal investments in TPL stock – either directly through personal investment accounts or indirectly through products and accounts managed by Horizon Kinetics’ subsidiary. Furthermore, Horizon Kinetics personnel in addition to Mr. Stahl, including personnel who are or may be involved in the management of advisory accounts managed by Horizon Kinetics, have personal investments in TPL stock, and these personal investments present potential or actual conflicts of interest. For example, directors in a public company are usually expected not to exit their investment position in the public company during their time of service on the board, which could restrict Mr. Stahl’s ability to sell a significant number of TPL shares when doing so would be advantageous to Horizon Kinetics or its accounts or funds.

Horizon Kinetics and its employees may invest in other companies or funds in which its clients also invest, which may create conflicts of interest. Conflicts of interests are also present when Horizon Kinetics receives performance fees.

Horizon Kinetics and its employees may invest in companies or funds in which its clients also invest, either directly or indirectly. For example, officers, directors and employees of Horizon Kinetics may hold substantial interests in securities of TPL in their personal accounts, as described in the immediately preceding risk factor. In addition, certain Horizon Kinetics employees from time to time serve as members of management or the board of directors of companies in which Horizon Kinetics invests, which may create conflicts of interest.

While Horizon Kinetics seeks to address potential conflicts of interest through the adoption of various policies and procedures, which include both electronic and physical safeguards, it can offer no assurances that such policies and procedures will completely neutralize or mitigate any such conflicts. Horizon Kinetics’ failure to either properly disclose or mitigate these conflicts could lead to regulatory and investor scrutiny.

Furthermore, some of Horizon Kinetics’ funds and products receive a performance fee or carried interest, a portion of which may be paid to employees and third-party marketing firms. Performance fee arrangements may create an incentive for Horizon Kinetics to make more speculative investments, or otherwise refrain from taking certain actions that might otherwise be taken in the absence of a performance fee arrangement. Any failure to properly address actual or potential conflicts of interest resulting from an entitlement to receive performance based fees could have a material adverse effect on Horizon Kinetics’ reputation, and ultimately its business.

Horizon Kinetics, and the funds and SMAs managed by its subsidiary, are exposed to risks relating to cryptocurrencies and related investments, either directly or through cryptocurrency-linked ETFs.

Horizon Kinetics has exposure to cryptocurrencies, such as bitcoin, through direct investments (approximately $6 million as of December 31, 2023), and indirectly through investment funds, including the Grayscale Bitcoin Trust ETF and similar exchange-traded funds that offer exposure to bitcoin. In addition, the funds and SMAs managed by its subsidiary have exposure to cryptocurrencies, with approximately 10% and 17% of AUM as of December 31, 2023 and March 31, 2024, respectively, consisting of cryptocurrency investments, which can significantly affect adviser fees and assets under management.

Cryptocurrencies are digital assets designed to act as a medium of exchange and do not represent legal tender. Cryptocurrency generally operates without central authority or banks and is not backed by any government. Cryptocurrencies are susceptible to theft, loss, destruction and fraud. Cryptocurrency is an emerging asset class, and regulation in the United States is still developing, including with respect to market integrity, anti-fraud, anti-manipulation, cybersecurity, surveillance and anti-money laundering. Federal, state and/or foreign governments may restrict the use and exchange of cryptocurrencies.

The value of bitcoins is determined by the supply of and demand for bitcoins in the global market for the trading of bitcoins, which consists of transactions on electronic bitcoin exchanges. Pricing on bitcoin exchanges and other venues can be volatile and can adversely affect the value of bitcoin. Currently, there is relatively small use of bitcoins in the retail and commercial marketplace in comparison to the relatively large use of bitcoins by speculators, thus contributing to price volatility that could adversely affect a portfolio’s direct or indirect investments in bitcoin. Bitcoin transactions are irrevocable, and stolen or incorrectly transferred bitcoins may be irretrievable. As a result, any incorrectly executed bitcoin transactions could adversely affect the value of a portfolio’s direct or indirect investment in bitcoin.

Even when held indirectly, investment vehicles linked to cryptocurrencies, such as Grayscale Bitcoin Trust ETF, may be affected by the high volatility associated with cryptocurrency exposure. Holding a privately offered investment vehicle in its portfolio may cause a cryptocurrency ETF to trade at a discount to its net asset value. If cryptocurrency markets continue to be subject to sharp fluctuations, related ETFs, such as the Grayscale Bitcoin Trust ETF, may be adversely affected. In addition, the share prices of cryptocurrency ETFs and other similar investment vehicles that are not listed on a national securities exchange may be more volatile than listed securities because there is generally less liquidity in these securities and there may be less publicly available information about them or their issuers.

Cryptocurrency exchanges and other trading venues on which cryptocurrencies trade are relatively new and, in most cases, largely unregulated and may therefore be more exposed to fraud and failure than established, regulated exchanges for securities, derivatives and other currencies. Cryptocurrency exchanges may stop operating or permanently shut down due to fraud, technical glitches, hackers or malware, which may also affect the prices of cryptocurrencies. Events that negatively affect cryptocurrencies may negatively affect the performance of Horizon Kinetics’ funds or SMAs that directly or indirectly invest in cryptocurrencies.

Horizon Kinetics’ success depends highly on its senior executives, and the loss of their services would have a material adverse effect on its business, results and financial condition.

Horizon Kinetics depends on the efforts, skill, reputations and business contacts of its senior executives, including its founders, Murray Stahl, Steven Bregman and Peter Doyle, and other key executive officers. Accordingly, its success will depend on the continued service of these individuals, who are not party to employment agreements and are not obligated to remain employed with the combined company after the Merger. The loss of the services of any of these senior executives could have a material adverse effect on Horizon Kinetics’ revenues, net income and cash flows and could harm its ability to maintain or grow assets under management or raise additional funds in the future.

Horizon Kinetics’ senior executives possess substantial experience and expertise and have strong business relationships with investors in its funds and other members of the business community. As a result, the loss of these personnel could jeopardize Horizon Kinetics’ relationships with investors in its funds, its clients and members of the business community and result in the reduction of assets under management or fewer investment opportunities for its funds. Further, if any of the senior executives were to join or form a competing firm, that event could have a material adverse effect on Horizon Kinetics’ business, results of operations and financial condition.

Poor performance of Horizon Kinetics’ funds would cause a decline in its revenue, income and cash flow and could adversely affect its ability to raise capital for future funds.

Horizon Kinetics earns investment advisory fees based on a percentage of the value of its assets, and in certain instances, based on a percentage of the appreciation of the account, if any. When its funds or separately-managed accounts perform poorly, whether as a result of changes in equity market prices, interest rates, cryptocurrency prices, or other assets, or in response to geopolitical conditions, including wars and actions taken by central banks, both domestic and foreign, Horizon Kinetics’ revenue, income and cash flow declines because the value of its assets under management decreases, which results in a reduction in management fees, and it earns less in incentive fees.

Moreover, Horizon Kinetics could experience losses on investments of its own capital (as a result of any ownership from time to time of shares in its proprietary funds) as a result of poor investment performance by such funds.

Poor performance of Horizon Kinetics’ funds could make it more difficult for it to raise new capital, as investors might decline to invest in future funds or sell the shares they already own in the funds. Investors and potential investors in Horizon Kinetics’ funds continually assess its funds’ performance, and its ability to raise capital for existing and future funds will depend on its funds’ continued satisfactory performance.

Horizon Kinetics’ investment philosophy makes a rebalancing of portfolios unlikely, which could result in concentrated positions, adversely impacting Horizon Kinetics’ business and reputation if those positions decline.

Horizon Kinetics seeks to manage market risk exposures through diversification and hedges where applicable; however, as part of its investment philosophy, it does not generally rebalance portfolios. As a result, portfolios may experience concentrated positions through appreciation. Such concentrations could adversely impact Horizon Kinetics’ business and reputation if those positions were to suffer declines, even if temporary.

The asset management business is intensely competitive.

The asset management business is intensely competitive, with competition based on a variety of factors, including investment performance, the quality of service provided to clients, brand recognition and business reputation. Horizon Kinetics’ asset management business competes with other investment managers, wealth managers, index providers and corresponding funds, commercial banks and other financial institutions, and other parties. A number of factors serve to increase its competitive risks:

•
many of the competitors in some of its businesses have greater financial, technical, marketing and other resources and more personnel than Horizon Kinetics does;
•
several of Horizon Kinetics’ competitors have recently raised funds, or are expected to raise funds, with significant amounts of capital, which may create additional competition for investment opportunities and may reduce the size and duration of pricing inefficiencies that many alternative investment strategies seek to exploit;
•
some of these competitors may also have a lower cost of capital and access to funding sources that are not available to Horizon Kinetics or the funds that it manages;
•
some of Horizon Kinetics’ competitors may have higher risk tolerances, different risk assessments or lower return thresholds, which could allow them to consider a wider variety of investments and to bid more aggressively for investments that Horizon Kinetics wants to make on behalf of its funds or through proprietary accounts;
•
competitors that are corporate buyers may be able to achieve synergistic cost savings in respect of an investment, which may provide them with a competitive advantage in bidding for an investment as compared to Horizon Kinetics’ funds;
•
there are relatively few barriers to entry impeding new investment funds, which can lead to increased competition; and
•
other industry participants will from time to time seek to recruit investment professionals and other employees away from Horizon Kinetics.

Horizon Kinetics’ funds may lose investment opportunities in the future if they do not match investment prices, structures and terms offered by competitors. Alternatively, Horizon Kinetics may experience decreased rates of return and increased risks of loss if its funds match investment prices, structures and terms offered by competitors. In addition, if interest rates were to continue to rise or there were to be a prolonged bull market in equities, the attractiveness of Horizon Kinetics’ funds relative to investments in other investment products could decrease. This competitive pressure could adversely affect its funds’ ability to make successful investments and limit Horizon Kinetics’ ability to raise future funds, either of which would adversely impact its ability to increase its assets under management and its business, revenue, results of operations and cash flow.

In addition, certain passive products and asset classes, such as index funds and certain types of exchange- traded funds, many of which have lower fee structures, have become increasingly popular with investors. In order to continue to grow its assets under management, Horizon Kinetics must provide investment products and services that are viewed as appropriate in relation to the fees charged, which may require it to demonstrate that its strategies can outperform such passive products. If investors view Horizon Kinetics’ fees as high relative to the market or the returns provided on its funds, it may choose to reduce its fee levels in order to attract additional investors and grow assets under management.

Finally, developments in financial technology, such as blockchain, have the potential to disrupt the financial industry and change the way in which asset managers like Horizon Kinetics do business. If Horizon Kinetics does not adapt to these changes at the same pace as its competitors, its revenue, results of operations and cash flow may suffer.

Regulatory and Litigation Risk.

Extensive regulation of Horizon Kinetics’ businesses affects its activities and creates the potential for significant liabilities and penalties. The possibility of increased regulatory focus could result in additional burdens on its business.

Horizon Kinetics’ asset management business is subject to extensive regulation. In particular, it is subject to regulation by the SEC under the federal securities laws (including the Investment Company Act of 1940, as amended (the “1940 Act”) and the Investment Advisers Act of 1940, as amended (the “Advisers Act”)). In addition, many of the activities that Horizon Kinetics or its funds engage in are subject to or potentially subject to (in the absence of certain exemptions that it relies on and must comply with) the jurisdiction and regulatory oversight of various other federal regulatory agencies (including the Securities and Exchange Commission and the Department of Labor), various self-regulatory organizations (including the Financial Industry Regulatory Authority, Inc. (“FINRA”) and the National Futures Association) and various state regulatory authorities.

The various legal statutes and regulatory rules to which Horizon Kinetics is subject are extremely complex, and compliance with them can be a time-consuming and difficult task. For example, the Advisers Act imposes numerous obligations on investment advisers, including record keeping, advertising and operating requirements, disclosure obligations and prohibitions on misleading or fraudulent activities. The Advisers Act also imposes an overriding fiduciary duty on investment advisers. The 1940 Act imposes similar operational requirements that must be strictly adhered to by their investment advisers and other service providers. A failure to comply with the obligations imposed by the Advisers Act, the 1940 Act or other regulatory agencies could result in investigations, sanctions and reputational damage. In addition, Horizon Kinetics may from time to time rely on exemptions from various requirements of the 1940 Act and the U.S. Employee Retirement Income Security Act of 1974, as amended, in conducting its asset management activities. These exemptions are sometimes highly complex and may in certain circumstances depend on compliance by third parties whom it does not control. If for any reason these exemptions were to become unavailable to us, Horizon Kinetics could become subject to regulatory action or third-party claims and its business could be materially and adversely affected.

Many of these regulators, including U.S. and self-regulatory organizations, as well as state securities commissions in the U.S., are empowered to conduct investigations and administrative proceedings that can result in fines, suspensions of personnel or other sanctions, including censure, the issuance of cease-and-desist orders or the suspension or expulsion of a broker-dealer or investment adviser from registration or memberships. Even if an investigation or proceeding did not result in a sanction or the sanction imposed against Horizon Kinetics or its personnel by a regulator were small in monetary amount, the adverse publicity relating to the investigation, proceeding or imposition of these sanctions could harm its reputation and cause it to lose existing clients or fail to gain new asset management or financial advisory clients. Lastly, the requirements imposed by Horizon Kinetics’ regulators are designed primarily to ensure the integrity of the financial markets and to protect investors in its funds and are not designed to protect holders of the combined company’s common stock. Consequently, these regulations often serve to limit our activities.

In addition, the regulatory environment in which Horizon Kinetics’ funds operate may affect its business. The regulatory environment in which it operates is subject to ongoing changes and further regulation. Horizon Kinetics may be adversely affected as a result of new or revised legislation or regulations imposed by the SEC, other U.S. or non-U.S. governmental regulatory authorities or self-regulatory organizations that supervise the financial markets. It also may be adversely affected by changes in the interpretation or enforcement of existing laws and rules by these governmental authorities and self-regulatory organizations. It is impossible to determine the extent of the impact of any new laws, regulations or initiatives that may be proposed, or whether any of the proposals will become law. Compliance with any new laws or regulations could make compliance more difficult and expensive and affect the manner in which Horizon Kinetics conducts business.

Horizon Kinetics faces legal, regulatory and contractual risks in case its policies, procedures and controls fail.

To address legal, regulatory and contractual commitments, Horizon Kinetics has implemented a number of policies and procedures. Horizon Kinetics may experience financial loss or regulatory risk in the event of a failure of its policies and procedures, including an operational failure or error, as well as errors made by its vendors and business partners. For example, the failure by Horizon Kinetics or its vendors to properly enter, process or settle trades may result in errors and cause damage to its clients. In addition, Horizon Kinetics’ information technology systems, including those of its business partners, are subject to attacks or unauthorized access and any disruptions to its operations could lead to significant costs and litigation.

In limited instances, certain employees of Horizon Kinetics may serve on the Board of Directors for companies in which it invests. In such cases, Horizon Kinetics employs physical and electronic controls to prevent the sharing or misuse of any material non-public information. The access to and misuse of any non-public information may create legal or regulatory risks and damage its reputation.

Horizon Kinetics may have to sell or retain assets when it would otherwise not wish to do so in order to avoid registration under the 1940 Act.

The 1940 Act regulates companies which are engaged primarily in the business of investing, reinvesting, owning, holding or trading in securities. Under the 1940 Act, a company may be deemed to be an investment company if it owns investment securities with a value exceeding 40% of the value of its total assets (excluding government securities and cash items) on an unconsolidated basis, unless an exemption or safe harbor applies. We refer to this test as the “40% Test.” Securities issued by companies other than consolidated companies are generally considered “investment securities” for purposes of the 1940 Act, unless other circumstances exist which actively involve the company holding such interests in the management of the underlying company. Horizon Kinetics is a company that partners with growth-stage companies to build value; it is not engaged primarily in the business of investing, reinvesting or trading in “investment securities” as that term is defined under the federal securities laws. Horizon Kinetics believes it is in compliance with the 40% Test, and therefore, it is not an investment company under the 1940 Act.

Horizon Kinetics monitors its compliance with the 40% Test and seeks to conduct our business activities to comply with this test. It is not feasible for it to be regulated as an investment company because the 1940 Act rules are inconsistent with its strategy of actively helping its companies in their efforts to build value. In order to continue to comply with the 40% Test, Horizon Kinetics may need to take various actions which it would otherwise not pursue. For example, it may be limited in the manner or timing in which we sell its interests in a company. Its ownership levels also may be affected if its companies are acquired by third parties or if its companies issue stock which dilutes its ownership interest. The actions Horizon Kinetics may need to take to address these issues while maintaining compliance with the 40% Test could adversely affect its ability to create and realize value at its companies.

General Risk Factors

Horizon Kinetics has and will continue to incur significant increased expenses and administrative burdens as a public company, which could have an adverse effect on its business, financial condition and results of operations.

The combined company faces increased legal, accounting, administrative and other costs and expenses as a public company that Horizon Kinetics did not incur as a private company. The Sarbanes-Oxley Act, including the requirements of Section 404, as well as rules and regulations subsequently implemented by the SEC, the Dodd-Frank Act and the rules and regulations promulgated and to be promulgated thereunder, the PCAOB and the securities exchanges, impose additional reporting and other obligations on public companies. Compliance with public company requirements will increase costs and make certain activities more time-consuming. A number of those requirements requires the combined company to carry out activities that Horizon Kinetics had not done previously. If the combined company experiences any issues in complying with these requirements, it could incur additional costs rectifying those issues, and the existence of those issues could adversely affect its reputation or investor perceptions of it. It may also be more expensive to obtain director and officer liability insurance. Risks associated with its status as a public company may also make it more difficult to attract and retain qualified persons to serve on the Board of Directors or as executive officers. The additional reporting and other obligations imposed by these rules and regulations have already increased Horizon Kinetics’ legal and financial compliance costs and the costs of related legal, accounting and administrative activities. These increased costs will require the combined company to divert a significant amount of money that could otherwise be used to expand the business and achieve strategic objectives. Advocacy efforts by stockholders and third parties may also prompt additional changes in governance and reporting requirements, which could further increase costs.

The capital markets are currently in a period of disruption and economic uncertainty. Such market conditions have materially and adversely affected debt and equity capital markets, which have had, and may continue to have, a negative impact on Horizon Kinetics’ business and operations.

The U.S. capital markets have experienced extreme disruption in recent years. Such disruptions have been evidenced by volatility in global stock markets as a result of uncertainty regarding the COVID-19 pandemic, the fluctuating price of commodities such as oil, Russia’s military invasion of Ukraine, conflict in the Middle East and recent and potential future disruptions in access to bank deposits or lending commitments due to bank failures. These events have contributed to worsening general economic conditions that are materially and adversely impacting broader financial and credit markets and reducing the availability of debt and equity capital for the market as a whole. These conditions could continue for a prolonged period of time or worsen in the future.

Significant changes or volatility in the capital markets may negatively affect the valuations of Horizon Kinetics or its funds’ or SMA’s investments. Valuations, and particularly valuations of private investments and private companies, are inherently uncertain, fluctuate over short periods of time and are often based on estimates, comparisons and qualitative evaluations of private information that may not reflect the full impact of public health emergencies, geopolitical unrest and measures taken in response thereto.

Additionally, the recent disruption in economic activity caused by the COVID-19 pandemic, Russia’s military invasion of Ukraine, conflict in the Middle East and recent disruptions in access to bank deposits or lending commitments due to bank failures has had, and may continue to have, a negative effect on the potential for liquidity events involving Horizon Kinetics or the investments of its funds or SMAs. An inability to raise incremental capital could have a material adverse effect on Horizon Kinetics’ business, results of operations and financial condition.

Further, current market conditions may make it difficult to raise equity capital, extend the maturity of or refinance its existing indebtedness or obtain new indebtedness with similar terms and any failure to do so could have a material adverse effect on Horizon Kinetics’ business. The debt capital available to Horizon Kinetics in the future, if available at all, may bear a higher interest rate and may be available only on terms and conditions less favorable than those of its existing debt and such debt may need to be incurred in a rising interest rate environment. Any inability to extend the maturity of or refinance existing debt, or to obtain new debt, could have a material adverse effect on Horizon Kinetics’ business, financial condition or results of operations.

Cybersecurity risks and cyber incidents may adversely affect Horizon Kinetics’ business by causing a disruption to our operations, or the operations of our funds or the businesses in which they invest, compromise or corrupt of confidential information and/or damage to our business relationships, all of which could negatively impact our business, financial condition and operating results.

Maintaining our network security is of critical importance because our systems store highly confidential information about our funds and information about our funds’ portfolio assets. Although we have implemented, and will continue to implement, security measures, our technology platform may be vulnerable to intrusion, computer viruses or similar disruptive problems caused by cyber-attacks. A cyber incident is considered to be any adverse event that threatens the confidentiality, integrity or availability of our information resources or those of our funds or their portfolio companies. These incidents may be an intentional attack or an unintentional event and could involve gaining unauthorized access to our information systems for purposes of misappropriating assets, stealing confidential information, corrupting data or causing operational disruption. The result of these incidents may include disrupted operations, misstated or unreliable financial data, liability for stolen assets or information, increased cybersecurity protection and insurance costs, litigation and damage to our business relationships. As our reliance on technology has increased, so have the risks posed to our information systems, both internal and those provided to us by third-party service providers. We have implemented processes, procedures and internal controls to help mitigate cybersecurity risks and cyber intrusions, but these measures, as well as our increased awareness of the nature and extent of a risk of a cyber incident, do not guarantee that a cyber incident will not occur and/or that our financial results, operations or confidential information will not be negatively impacted by such an incident. In addition, any such incident, disruption or other loss of information could result in legal claims or proceedings, liability under laws that protect the privacy of personal information, and regulatory penalties, disrupt our operations, and damage our reputations, resulting in a loss of confidence in our services, which could adversely affect our business.

We are dependent on information systems, and systems failures could significantly disrupt our business.

Horizon Kinetics’ business is dependent on our and third parties’ communications and information systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in our activities. Our financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond our control and adversely affect our business. There could be:

•
sudden electrical or telecommunications outages;
•
natural disasters such as earthquakes, tornadoes and hurricanes;
•
disease pandemics;
•
events arising from local or larger scale political or social matters, including terrorist acts; and
•
cyber-attacks.

These events, in turn, could have a material adverse effect on our operating results and negatively affect our business.

SCOTT’S LIQUID GOLD-INC.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The following unaudited pro forma financial information presents the unaudited pro forma condensed combined balance sheet and unaudited pro forma condensed combined statements of income based upon the combined historical financial statements of the Company and Horizon Kinetics, after giving effect to the proposed Merger of Merger Sub, a wholly-owned subsidiary of the Company, with and into Horizon Kinetics, the internal reorganization in which Horizon Kinetics will merge with two of its member corporations, Kinetics Common Inc. and Kinetics Holdings, which hold additional investment securities, and the adjustments described in the accompanying notes. The Merger will be accounted for as a reverse acquisition under the acquisition method of accounting, which requires determination of the accounting acquirer. This merger is also reflected in the accompanying pro forma financial information. The accounting guidance for business combinations provides that in identifying the acquiring entity in a combination effected through an exchange of equity interests, all pertinent facts and circumstances must be considered, including but not limited to, the relative voting rights of the shareholders of the constituent companies in the combined company, the composition of the board of directors and senior management of the combined company, the relative size of each company and the terms of the exchange of equity securities in the business combination, including payment of any premium.

Because the Horizon Kinetics security holders will be entitled to designate the majority of the Board of Directors of the Company will receive a majority of the equity securities and voting rights of the Company upon closing of the Merger, and will comprise a majority of the senior management of the combined entity, Horizon Kinetics is considered to be the acquirer of the Company for accounting purposes. This means that Horizon Kinetics will allocate the purchase price to the fair value of the Company’s assets acquired and liabilities assumed on the acquisition date, with any excess purchase price being recorded as goodwill.

The unaudited pro forma condensed combined balance sheet as of December 31, 2023 reflects the transaction as if it occurred on December 31, 2023. The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2023 reflect the transaction as if it occurred on January 1, 2023, the beginning of the earliest period presented.

The unaudited pro forma condensed combined financial information is for informational purposes only and does not purport to present what our results would actually have been had these transactions actually occurred on the dates presented or to project our results of operations or financial position for any future period. You should read the information set forth below together with the notes to the pro forma condensed combined financial statements, the audited financial statements of the Company for the years ended December 31, 2023 and 2022 included in the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2023, which are incorporated by reference in this proxy statement, and the unaudited financial statements of Horizon Kinetics for the years ended December 31, 2023 and 2022 included in this proxy statement.

SCOTT’S LIQUID GOLD-INC.

Unaudited Pro Forma Condensed Combined Balance Sheet

December 31, 2023

(in thousands)

			Contributed
			assets of Kinetics			Pro forma
	Scott's Liquid	Horizon	Common Inc. and	Pro forma		condensed
	Gold-Inc.	Kinetics, LLC	Kinetics Holdings	adjustments		combined
Assets
Current assets:
Cash, cash equivalents, and restricted cash	$3,927	$10,477	$2,438	$—		$16,842
Accounts receivable, net	307	4,453	—	—		4,760
Investments, at fair value	—	37,620	10,022	(18)	(a)	47,624
Investments in proprietary funds	—	103,962	13,470	—		117,432
Other current assets	717	1,882	95	115	(b)	2,809
Total current assets	4,951	158,394	26,025	97		189,467

Property and equipment, net	—	200	—	—		200
Assets of discontinued operations	—	—	—	—		—
Intangible assets, net	—	45,705	—	1,020	(c)	46,725
Goodwill	—	19,273	—	7,566	(c)	26,839
Operating lease right-of-use assets	1,376	5,651	—	—		7,027
Other assets	40	2,660	—	—		2,700
Total assets	$6,367	$231,883	$26,025	$8,683		$272,958

Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable, accrued expenses and other liabilities	$563	$14,897	$127	$—		$15,587
Deferred tax liability	—	617	—	—		617
Current portion of long-term debt and lease liabilities	291	—	—			291
Total current liabilities	854	15,514	127	—		16,495

Operating lease liabilities, net of current	2,221	7,281	—	—		9,502
Other liabilities	27	—	—	—		27
Total liabilities	3,102	22,795	127	—		26,024

Shareholders’ equity:
Total Scott's Liquid Gold-Inc. shareholders' equity	3,265	—	—	(3,265)	(d)	—
Total Horizon Kinetics, LLC members' equity	—	209,088	25,898	11,948	(a)(d)	246,934
Total shareholders’ equity	3,265	209,088	25,898	8,683		246,934
Total liabilities and shareholders’ equity	$6,367	$231,883	$26,025	$8,683		$272,958

See notes to pro forma condensed combined financial statements.

SCOTT’S LIQUID GOLD-INC.

Unaudited Pro Forma Condensed Combined Statement of Income for the

Fiscal Year Ended December 31, 2023

(in thousands)

					Pro forma
	Scott's Liquid	Horizon	Pro forma		condensed
	Gold-Inc.	Kinetics, LLC	adjustments		combined
Total revenues	$3,403	$50,981	$—		$54,384
Operating expenses:
Cost of products	1,956	—	115	(e)	2,071
Selling, general, and administrative expenses	4,911	45,641	300	(f)	50,852
Depreciation, amortization, and impairments	1,651	1,828	102	(g)	3,581
Total operating expenses	8,518	47,469	517		56,504
Income (loss) from operations	(5,115)	3,512	(517)		(2,120)
Other income (expense):
Interest income (expense), net	(77)	826	—		749
Other income (expense), net	—	(8,952)	—		(8,952)
Total other income (expense):	(77)	(8,126)	—		(8,203)
Loss before income taxes and discontinued operations	(5,192)	(4,614)	(517)		(10,323)
Income tax expense	(9)	122	969	(h)	1,082
Income (loss) from continuing operations	(5,201)	(4,492)	452		(9,241)
Income (loss) from discontinued operations, net of taxes	5,581	—	—		5,581
Net income (loss)	$380	$(4,492)	$452		$(3,660)
Basic and diluted net income (loss) per common shares:
Income (loss) from continuing operations	$(8.05)		$0.03		$(0.53)
Income (loss) from discontinued operations	$8.64		$—		$0.32
Net income (loss)	$0.59		$0.03		$(0.21)
Weighted average shares outstanding:
Basic and diluted	646		16,800	(i)	17,446

See notes to pro forma condensed combined financial statements.

SCOTT’S LIQUID GOLD-INC.

Notes to Pro Forma Condensed Consolidated Financial Statements

(in thousands, except per share data)

Note 1 – Basis of Presentation

The historical financial information has been adjusted to give pro forma effect to events that are directly attributable to the Merger and expected to have a continuing impact on the combined results. The pro forma adjustments are preliminary and based on estimates. They have been prepared to illustrate the estimated effect of the Merger and certain other adjustments. The final determination of the purchase price allocation will be based on the fair values of assets acquired and liabilities assumed of the Company as of the closing date of Merger and could result in a significant change to the unaudited pro forma condensed combined financial information, including goodwill.

Note 2 – Preliminary Purchase Price Allocation

Because the Merger is considered a reverse acquisition for accounting purposes, the fair value of the purchase consideration is calculated based on the Company’s stock price as it is considered to be a more reliable determination than the fair value of Horizon Kinetics’ private stock. Consideration is estimated based on the Company’s closing stock price on April 29, 2024. The purchase price will be finalized based on the stock price on the closing date.

Shares of Scott's Liquid Gold-Inc.	13,006
Share price on April 29, 2024	$0.92
Fair value of consideration	$11,966

The preliminary purchase price as shown in the table above is allocated to the tangible and intangible assets acquired and liabilities assumed by the Company based on their preliminary estimated fair values. The fair value assessments are preliminary and are based upon available information and certain assumptions which the Company believes are reasonable. Actual results may differ materially from the unaudited pro forma condensed combined financial statements.

Description	Amount
Current assets	$4,234
Other current assets(1)	832
Other non-current assets	1,416
Intangible assets, net(2)	1,020
Goodwill	7,566
Current liabilities	(854)
Non-current liabilities	(2,248)
Preliminary purchase price	$11,966

1)
Preliminary fair value assessments are still in process. However, based on the information received to date, management does not believe the fair value will be materially different from the historical carrying value. As such, the historical carrying value has been used in the preliminary purchase price allocation.
2)
Preliminary fair value adjustments were identified related to customer relationships, trademarks, and formulas. The useful life of all intangible assets was estimated to be ten years. Preliminary adjustments are under review and are subject to change.

Note 3 – Description of Pro Forma Adjustments

Adjustments included in the column under the heading “Pro forma adjustments” relate to the following:

(a)
To eliminate Horizon Kinetics investments in Scott’s Liquid Gold-Inc.
(b)
To record estimated fair value of inventory and related cost of products sold.
(c)
To record the estimated fair value of intangible assets and residual goodwill.
(d)
To eliminate Scott’s Liquid Gold’s historical shareholders’ equity and record fair value of consideration transferred to Horizon Kinetics.
(e)
To record estimated fair value of cost of products sold.
(f)
To estimate professional expenses directly related to the Merger that have not yet been incurred.

(g)
To record additional amortization expense from acquired intangible assets.
(h)
To reflect income tax impact of acquired business results and pro forma adjustments.
(i)
The pro forma basic and diluted earnings per share calculations are based on the basic and diluted weighted average shares of the Company, reflective of the Reverse Stock Split. The pro forma basic and diluted weighted average shares outstanding are a combination of historical weighted average Scott’s Liquid Gold-Inc. shares and the share impact related to the Merger as follows:

Historic weighted average number of common shares outstanding
Basic and diluted (reported)	12,927
Impact of Reverse Stock Split (1-for-20)	(12,281)
Basic and diluted (pro forma)	646

Impact of the Merger on the weighted average number of common shares outstanding
Estimated net tangible assets of Horizon Kinetics, LLC	$220,000
Value of operating business based on AUM	$200,000
Total value of Horizon Kinetics	$420,000

Merger Consideration (total value of Horizon Kinetics divided by 25)	16,800

Pro forma weighted average number of common shares outstanding
Basic and diluted	17,446

HORIZON KINETICS’ MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion and analysis should be read in conjunction with the historical consolidated financial statements of Horizon Kinetics and the related notes included elsewhere in this proxy statement. The historical consolidated financial data discussed below reflect its historical results of operations and financial position. The following discussion and analysis contains forward-looking statements that are subject to known and unknown risks and uncertainties. Actual results and the timing of events may differ significantly from those expressed or implied in such forward-looking statements due to a number of factors, including those included in the section entitled “Risk Factors” contained elsewhere in this proxy statement describing key risks associated with the business, operations and industry of Horizon Kinetics. Amounts and percentages presented throughout this section may reflect rounding adjustments and consequently totals may not appear to sum. The items discussed below have had significant effects on many items within Horizon Kinetics’ consolidated financial statements and affect the comparison of the current period’s activity with those of prior periods.

Overview

Horizon Kinetics is a research driven, fundamentals-oriented asset manager serving institutions, individuals and financial professionals. It provides investment management services through its wholly-owned subsidiary and registered investment adviser, Horizon Kinetics Asset Management LLC. Through this subsidiary, it manages a number of strategies, most of which are focused on publicly-traded equity securities, but also private investments and digital assets. To accommodate different investing preferences, Horizon Kinetics’ offerings can be accessed in a variety of ways, including through mutual funds, ETFs, a closed end fund, separately managed accounts that can be customized to the unique investment objectives and risk tolerances of individual clients, and, for qualified investors, via private proprietary partnerships typically known as alternative investments. Horizon Kinetics raises capital for and manages these strategies, and it earns a management fee that varies among products. In certain instances, the fee it earns is tied to the performance of the account. Horizon Kinetics also produces a number of research reports and compendia that are sold mainly to institutions, as it believes that the discipline required to produce written research encourages thorough qualitative and quantitative analysis.

Horizon Kinetics also manages a portfolio of investment securities for its own benefit, which has historically impacted and is expected to impact future results of operations, often significantly so. As of December 31, 2023 and 2022, Horizon Kinetics held investment securities (at fair value) of $37.6 million and $53.3 million, which represented 16% and 21% of its total assets, respectively. In addition, Horizon Kinetics has devoted capital to a variety of the proprietary alternative investment funds it manages. As of December 31, 2023 and 2022, Horizon Kinetics’ investments in these proprietary funds are $104.0 million and $98.2 million, which represented 45% and 39% of total assets, respectively.

In addition to investment management and research activities, Horizon Kinetics operates two wholly-owned, limited purpose broker-dealers, KBD Securities LLC and Kinetics Funds Distributor LLC, both of which are only used for the marketing and promotion of its investment products. Horizon Kinetics pays a portion of the fee it earns to these and other third-party firms who assist it in marketing.

Along with investing on behalf of clients, Horizon Kinetics also uses its own capital to invest along with its clients in many of its proprietary products and makes direct investments in public and private instruments including digital assets. Certain employees do, from time to time, serve as management or as a member of the board of directors of the companies in which Horizon Kinetics invests.

As of December 31, 2023, Horizon Kinetics had regulatory assets under management ("AUM") of $6.5 billion and 75 employees, 21 of which were considered investment professionals, across offices in New York, NY, White Plains, NY, Summit, NJ and Charlotte, NC.

Horizon Kinetics’ Primary Sources of Revenue

Management or advisory fees are Horizon Kinetics’ primary source of revenue.

The management fees for separately managed accounts are generally calculated on the basis of a percentage of the value of each client’s assets (assets under management) and are charged using either an average daily balance or monthly or quarterly ending balance, and either in arrears or advance.

Horizon Kinetics also earns management fees in its proprietary funds (mutual funds, ETFs, closed-end funds and proprietary partnerships) as compensation for internal fund management and advisory services. The management fees for the proprietary funds vary by fund and investment strategy and are typically approximately between 1.0% and 2.0% of the net asset value of the funds’ underlying investments.

Some clients of Horizon Kinetics in certain separately managed accounts may pay performance fees in addition to or in lieu of management fees, if their portfolio achieves positive investment returns, in certain cases, in excess of an agreed benchmark or hurdle rate. Typically, such fees are paid annually upon crystallization or when a client closes their investment and are not accrued prior to being earned.

Horizon Kinetics is also entitled to receive incentive fees on proprietary partnerships if certain performance returns have been achieved as stipulated in the governing documents of the applicable fund. The incentive fees are typically calculated as a percentage of the gains experienced by each partner in the respective fund. Typically, such fees are paid annually upon crystallization or when a client closes their investment and are not accrued prior to being earned. Horizon Kinetics recognizes its incentive fees when it is no longer probable that a significant reversal of revenue will occur. Horizon Kinetics’ incentive fees are not subject to clawback provisions.

Business Highlights in 2023

Management and advisory fees

•
Horizon Kinetics’ total revenues declined approximately $9.2 million, or 15%, for the year ended December 31, 2023. The decline is primarily the result of a decline in performance fees of approximately $5.1 million due to not meeting investment thresholds in certain underlying proprietary funds. The decline in fair values across the assets under management by Horizon Kinetics resulted in declines in the annual management fees from mutual funds, ETFs, proprietary funds and separately managed accounts.

Assets under management

•
AUM at December 31, 2023 decreased by approximately $1.5 billion, or 19%, to $6.5 billion, at December 31, 2023 primary driven by the decline in assets at Inflation Beneficiaries ETF (INFL), the Kinetics Paradigm Fund and SMA accounts. The market value of Texas Pacific Land Corp. (“TPL”), which is widely held across Horizon Kinetics’ proprietary funds, declined 32% in 2023 resulting in a general decline in AUM. However, Horizon Kinetics also holds various investment in funds devoted primarily to Bitcoin or related assets, such as the Grayscale Bitcoin Trust. These investments are also held widely across Horizon Kinetics’ proprietary funds and had a partially offsetting impact as the Grayscale Bitcoin Trust grew by 318% during 2023.

Investment performance

•
Horizon Kinetics maintains a portfolio for investment purposes and has also invested substantial capital in its proprietary funds alongside client investors. For the year ended December 31, 2023 there was a decline of $15.4 million in the value of this portfolio primarily due to the 32% decline in the TPL securities held directly by Horizon Kinetics. The decline in the fair value of Horizon Kinetics’ investments is reported in unrealized gain (loss) on investments, net in the accompanying Consolidated Statement of Operations. For the year ended December 31, 2023, Horizon Kinetics’ equity in earnings (losses) in proprietary funds was $5.7 million. This equity earnings is the result of proprietary funds holding primarily bitcoin or related assets (Horizon Kinetics Equity Fund Opportunities and Horizon Kinetics Multi-Strategy funds) contributing $12.4 million of earnings, while proprietary funds primarily holding TPL assets (Polestar, Horizon Kinetics Hard Assets, Kinetics Institutional Partners and Kinetics Partners) contributed partially offsetting losses of $7.9 million due to the decline in TPL’s fair value during 2023.

Results of Operations

Revenues

Management and advisory fees

Horizon Kinetics’ total revenues declined approximately $9.2 million, or 15.3%, for the year ended December 31, 2023 compared to the prior year. The decline is primarily the result of a decline in performance fees of approximately $5.1 million due to not meeting investment thresholds in certain underlying proprietary funds. The decline in fair values across the assets under management by Horizon Kinetics resulted in declines in the annual management fees from mutual funds, ETFs, proprietary funds and separately managed accounts, which also contributed to the overall decline in revenues.

Operating Expenses

Compensation and employee benefits

Horizon Kinetics’ operating expenses include employee compensation for investment professionals and other management personnel. Horizon Kinetics’ compensation costs for the year ended December 31, 2023 decreased by approximately $0.8 million, or 3.0%, compared to the prior year, due to commissions that were approximately $1.5 million lower resulting from lower average AUM during 2023. Those decreases were partially offset by a $0.5 million increase in expenses for portfolio research staffing and a $0.2 million increase in employee health insurance costs.

Sales, Distribution and Marketing expenses

For the year ended December 31, 2023, sales, distribution and marketing expenses declined $0.4 million, or 3.8%, compared to the prior year, principally the result of lower amounts of $0.3 million due to FRMO pursuant to its revenue sharing agreement with Horizon Kinetics, and a residual commission payment of $0.3 million. These decreases were partially offset by increased sub-advisory and marketing expenses at various mutual funds and ETFs managed by Horizon Kinetics.

Depreciation and amortization

Depreciation and amortization did not vary significant for the year ended December 31, 2023 as compared to the prior year.

General and administrative expenses

For the year ended December 31, 2023, general and administrative expenses increased by $0.8 million, or 9.6%, compared to the prior year, as a result of legal expenses associated with a lawsuit filed on November 23, 2022 by TPL against Horizon Kinetics, Horizon Kinetics Asset Management, LLC and certain other parties to resolve a disagreement over a voting commitment contained in a stockholders’ agreement between the parties. Horizon Kinetics also experienced a $0.4 million increase in insurance premiums and incurred approximately $0.1 million of legal fees associated with the pending merger transaction with Scott’s Liquid Gold. These increases were partially offset due to other decreases in legal fees of $0.2 million and other general expenses.

Equity in income of proprietary funds, net

The Equity in income of proprietary funds decreased by $2.1 million for the year ended December 31, 2023 compared to the prior year. The decrease was due to lower net asset values at proprietary funds whose underlying assets were dominated by holdings of TPL, including Polestar, Horizon Kinetics Hard Assets, Kinetics Partners and Kinetics Institutional Partners. These decreases were substantially offset by increases in net asset values at Horizon Kinetics Hard Assets, whose underlying assets were dominated by holdings of Bitcoin or related investments (such as Grayscale Bitcoin Trust).

Interest and dividend income

Interest and dividend income did not change significantly for the year ended December 31, 2023 as compared to the prior year.

Other income (expense), net.

Other income (expense), net decreased by $0.9 million for the year ended December 31, 2023, compared to the prior year, primarily as a result of a $0.7 million provision for credit losses associated with a note receivable to a related party.

Unrealized gains (losses) on investments, net

For the year ended December 31, 2023, unrealized gains (losses) on investments declined by $33.5 million compared to the prior year. This decrease was due to the $14.0 million unrealized loss on TPL stock during the year ended December 31, 2023 as compared to a $19.7 million unrealized gain for the year ended December 31, 2022 following TPL’s 103% increase in market value during 2022.

Income tax benefit (expense)

Horizon Kinetics is generally not subject to U.S. federal and state corporate income taxes due to its status as a limited liability company taxed at the member level as a partnership. However, Horizon Kinetics is subject to the 4% New York City unincorporated business tax for a portion of its operations. For the years ended December 31, 2023 and 2022, the effective tax rate was primarily impacted by state apportionment.

Regulated Subsidiaries

Many of our principal subsidiaries are subject to extensive regulation in the United States and elsewhere. Horizon Kinetics Asset Management LLC, a registered U.S. investment advisor, is regulated by the Securities and Exchange Commission. Kinetics Funds Distributors LLC and KBD Securities LLC, registered U.S. limited purpose broker dealers, are regulated by the Financial Industry Regulatory Authority. Horizon Kinetics may also be subject to regulation in other jurisdictions where it operates.

Liquidity and Capital Resources

At December 31, 2023, Horizon Kinetics had $10.5 million of cash and cash equivalents. Horizon Kinetics believes that its cash and cash equivalents at December 31, 2023 will be sufficient to fund operations for at least one year from the date of this proxy statement.

Horizon Kinetics also had $37.6 million of investments, at fair value. These investments include $30.1 million held in a single security, approximately 57,000 shares of TPL. During the year ended December 31, 2023 the fair value of Horizon Kinetics’ TPL holdings declined approximately $14.0 million due to the approximately 32% decline in the fair value of TPL common shares. Horizon Kinetics may be limited in its ability to sell this security due to our status as an affiliate of TPL.

In the normal course of business, we may engage in off-balance sheet arrangements, including transactions in derivatives, guarantees, commitments, indemnifications, and potential contingent repayment obligations. We do not have any off-financial position arrangements that would require us to fund losses or guarantee target returns to clients.

The following table and discussion summarize our Consolidated Statement of Cash Flows:

	Year Ended December 31,
	2023	2022	Variance
	(dollars in thousands)
Net cash provided by operating activities	$10,501	$19,362	$(8,861)
Net cash provided by (used in) investing activities	782	(3,343)	4,125
Net cash used in financing activities	(9,620)	(14,280)	4,660
	$1,663	$1,739	$76

Operating cash flows

Net cash provided by operating activities decreased $8.9 million for the year ended December 31, 2023 compared to the prior year. The decrease was primarily the result of the net loss for the year as compared to net income for the year ended December 31, 2022 offset by various non-cash adjustments, including the $33.5 million increase related to the net change in unrealized gain or loss on investments. Horizon Kinetics also experienced a $6.3 million increase in operating cash flows from the reduction in fees receivable during the year ended December 31, 2023.

Investing cash flows

Net cash provided by (used in) investment activities increased $4.1 million for the year ended December 31, 2023 as compared to the prior year. The increase was primarily the result of lower levels of investment purchases and higher proceeds from the sale of certain investments during the year. Horizon Kinetics also issued additional notes receivable to a related party of $0.5 million during 2023.

Financing cash flows

Horizon Kinetics’ cash flows used in financing activities for the years ended December 31, 2023 and 2022 were exclusively distributions paid to Members. Horizon Kinetics expects to cease the payment of distributions subsequent to the closing of the Merger transaction.

Horizon Kinetics has not made a determination of a dividend policy subsequent to the proposed merger transaction.

Contractual Cash Obligations and Other Commercial Commitments

Horizon Kinetics’ contractual cash obligations and other commercial commitments is limited to certain operating leases for office space as summarized below:

	Payments Due by Period
	Total	2024	2025 and 2026	2027 and 2028	After 2028
	(dollars in thousands)
Contractual Cash Obligations:
Operating leases	$7,739	$2,358	$4,821	$560	—
Total contractual obligations (a)	$7,739	$2,358	$4,821	$560	—

Critical Accounting Estimates

The preparation of our consolidated financial statements in accordance with GAAP is based on the selection and application of accounting policies that require us to make significant estimates and assumptions that in certain circumstances affect amounts reported in the audited consolidated financial statements. In preparing these financial statements, our estimates and judgments are based on historical experience, information from third-party valuation professionals and various other assumptions, giving due consideration to materiality. We consider the accounting policy discussed below to be critical to the understanding of our consolidated financial statements. Actual results could differ from our estimates and assumptions, and any such difference could be material to our consolidated financial statements. This significant accounting policy are also described more fully in Note 2, Accounting Policies, to the audited consolidated financial statements.

Revenue recognition

Horizon Kinetics recognizes revenues when its obligations related to the services are satisfied and it is probable that a significant reversal of the revenue amount would not occur in future periods. Horizon Kinetics enters into contracts that can include multiple services, which are accounted for separately if they are determined to be distinct. Management judgment is required in assessing the probability of significant revenue reversal and in identification of distinct services.

Horizon Kinetics derives a substantial portion of its revenue from investment advisory and administration fees which are recognized as the services are performed over time because the customer is receiving and consuming the benefits as they are provided by Horizon Kinetics. Fees are primarily based on agreed-upon percentages of AUM and recognized for services provided during the period, which are distinct from services provided in other periods. Such fees are affected by changes in AUM, including market appreciation or depreciation and net inflows or outflows. AUM represents the broad range of financial assets Horizon Kinetics manages for clients on a discretionary basis pursuant to investment management and trust agreements that are expected to continue for at least 12 months. In general, reported AUM reflects the valuation methodology that corresponds to the basis used for determining revenue (for example, net asset values).

Horizon Kinetics receives investment advisory performance fees, including incentive allocations from certain actively managed investment funds and certain separately managed accounts ("SMAs"). These performance fees are dependent upon exceeding specified relative or absolute investment return thresholds, which vary by product or account, and could include varying measurement periods.

Performance fees are generated on certain management contracts when performance hurdles are achieved. Such performance fees are recognized when the contractual performance criteria have been met and when it is determined that they are no longer probable of significant reversal. Given the unique nature of each fee arrangement, contracts with customers are evaluated on an individual basis to determine the timing of revenue recognition. Significant judgment is involved in making such determination. Performance fees typically arise from investment management services that began in prior reporting periods. Consequently, a portion of the fees Horizon Kinetics recognizes may be partially related to the services performed in prior periods that meet the recognition criteria in the current period. At each reporting date, Horizon Kinetics considers various factors in estimating performance fees to be recognized. These factors include but are not limited to whether: (1) the amounts are dependent on the financial markets and, thus, are highly susceptible to factors outside Horizon Kinetics’ influence; (2) the ultimate payments have a large number and a broad range of possible amounts; and (3) the funds or SMAs have the ability to (a) invest or reinvest their sales proceeds or (b) distribute their sales proceeds, and determine the timing of such distributions.

Consolidations

In addition to its wholly-owned subsidiaries, generally accepted accounting principles in the United States of America (“GAAP”) requires that the assets, liabilities and results of operations of a variable interest entity (“VIE”) be consolidated into the financial statements of the enterprise that has a controlling interest in the VIE. The determination as to whether an entity qualifies as a VIE depends on the facts and circumstances surrounding each entity, and therefore certain of the investment vehicles managed by Horizon Kinetics may qualify as VIEs under the variable interest model, whereas others may qualify as voting interest entities (“VOEs”) under the voting interest model. The granting of substantive kick-out rights is a key consideration in determining whether a limited partnership or similar entity is a VIE and whether or not that entity should be consolidated.

The determination of whether to consolidate a VIE under US GAAP requires a significant amount of judgment concerning the degree of control over an entity by its holders of variable interests. To make these judgments, we conduct an analysis, on a case-by-case basis, of whether we are the primary beneficiary and are therefore required to consolidate an entity. We continually reconsider whether we should consolidate a VIE. Upon the occurrence of certain events, such as modifications to organizational documents and investment management agreements of our products, we will reconsider our conclusion regarding the status of an entity as a VIE. Our judgment when analyzing the status of an entity and whether we consolidate an entity could have a material impact on individual line items within our consolidated financial statements, as a change in our conclusion would have the effect of grossing up the assets, liabilities, revenues and expenses of the entity being evaluated. In light of certain direct and indirect investments into our products, the likelihood of a reasonable change in our estimation and judgment could result in a change in our conclusions to consolidate or not consolidate any VIEs to which we have exposure.

THE SPECIAL MEETING

What is the time, date, place and purpose of the Special Meeting?

The Special Meeting is scheduled to be held virtually at www.virtualshareholdermeeting.com/SLGD2024SM on [●], 2024, at [●], [●] time, to vote on the following proposals:

1.
To effect a reverse stock split of the outstanding shares of the Company’s Common Stock at a ratio of 1-for-20, as set forth in the Reverse Stock Split Proposal;
2.
To (i) approve the reincorporation of the Company in the state of Delaware, and (ii) change the name of the Company to “[●]”, as set forth in the Reincorporation Proposal; and
3.
To approve any adjournment of the Special Meeting, for any reason, including, if necessary, to solicit additional proxies if there are not sufficient votes to approve one or more of the proposals, or the Adjournment Proposal.

Other than the foregoing proposals, we do not expect any other matters to be presented for a vote at the Special Meeting. If any other matter is properly brought before the Special Meeting, your proxy gives authority to the proxies described therein to vote on such matters in their discretion.

No separate approval of the Merger Agreement or the Merger by the Company’s shareholders is necessary; the Company’s shareholders are not being asked to vote upon the Merger Agreement or the Merger. However, if either the Reverse Stock Split Proposal or the Reincorporation Proposal is not approved, the Merger cannot be completed. A vote to approve the Reverse Stock Split Proposal and the Reincorporation Proposal will, in effect, be a vote in favor of the Merger.

What is the record date and who is entitled to vote?

Our Board of Directors has fixed the close of business on [●], 2024 as the record date for determination of shareholders entitled to receive notice of, and to vote at, the Special Meeting or any adjournments or postponements thereof. Only the Company’s shareholders of record at the close of business on the record date are entitled to (a) receive notice of the Special Meeting, (b) attend the Special Meeting and (c) vote on all matters that properly come before the Special Meeting.

At the close of business on the record date, [●] shares of our Common Stock were outstanding and entitled to vote. Each share is entitled to one vote on each matter to be voted upon at the Special Meeting. The Company’s Common Stock is the only class of securities entitled to vote at the Special Meeting.

What is the vote required to approve each of the proposals?

	Proposal	Vote Required
1.	Reverse Stock Split Proposal.	The votes cast “FOR” the proposal must exceed the votes cast “AGAINST” the proposal.
2.	Reincorporation Proposal	The votes cast “FOR” the proposal must exceed the votes cast “AGAINST” the proposal.

3.	Adjournment Proposal.

The votes cast “FOR” the proposal must exceed the votes cast “AGAINST” the proposal. If the adjournment is proposed because a quorum is absent, then a majority of the votes present in person (virtually) or represented by proxy and entitled to vote may adjourn as provided in the Bylaws.

How do I attend the Special Meeting?

The Special Meeting will only be held virtually. Broadridge is hosting the webcast of the Special Meeting. In order to attend the virtual Special Meeting, vote during the Special Meeting and submit questions, please log into the meeting platform at: www.virtualshareholdermeeting.com/SLGD2024SM. You will be prompted to enter the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. Beneficial owners who hold their shares in “street name” will need to follow the instructions provided by the broker, bank or other nominee that holds their shares.

Shareholders may submit live questions on the conference line while attending the virtual Special Meeting.

What if I have technical difficulties or trouble accessing the virtual Special Meeting?

Broadridge will have technicians ready to assist you with any technical difficulties you may have in accessing the virtual Special Meeting. If you encounter any difficulties accessing the virtual meeting during check-in or the meeting, please call Broadridge’s technical support number that will be posted on the virtual meeting platform log-in page.

How do I participate in and vote at the Special Meeting?

If you are a record holder, you can participate and vote your shares in the Special Meeting by visiting www.virtualshareholdermeeting.com/SLGD2024SM and entering the 16-digit control number included on your proxy card.

If you are a beneficial owner of shares held in “street name,” you will need to follow the instructions provided by the broker, bank or other nominee that holds their shares

Even if you plan to attend the Special Meeting, we recommend that you also vote by proxy as described below so that your vote will be counted if you later decide not to participate in the Special Meeting.

How do I vote without participating in the Special Meeting?

Record holders may vote without participating in the Special Meeting by any of the following means:

•
By Internet – Shareholders of record with Internet access may direct how their shares are voted by following the “Vote by Internet” instructions on the proxy card until [●] p.m. Eastern Time, on [●], 2024 (have your 16-dgit control number, which can be found on your proxy card or on the instructions that accompanied your proxy materials, in hand when you access the website). If you are a Beneficial Owner, please check the voting instructions in the voting instruction card provided by your broker, bank or other intermediary for Internet voting availability.
•
By telephone – Shareholders of record who live in the United States or Canada may submit proxies by telephone by following the “Vote by Phone” instructions on the proxy card until [●] p.m. Eastern Time, on [●], 2024. If you are a Beneficial Owner, please check the voting instructions in the voting instruction card provided by your broker, bank or other intermediary for telephone voting availability.
•
By mail – If you elect to vote by mail, please complete, sign and date the proxy card where indicated and return to Vote Processing, C/O Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Proxy cards submitted by mail must be received before the start of the Special Meeting in order for your shares to be voted. If you are a Beneficial Owner, you may vote by mail by following the instructions for voting by mail in the voting instruction card provided by your broker, bank or other intermediary.

*If you vote by Internet or telephone, please do not mail your proxy card.

Whether or not you plan to attend the Special Meeting, we encourage you to vote by proxy as soon as possible. In order to be counted, proxies submitted by Internet or telephone must be received by 11:59 p.m. Eastern Time on [•], 2024. Because of possible delays with the mail, we recommend you use the Internet or telephone to vote.

What is an abstention and how is it treated?

An abstention represents a shareholder’s affirmative choice to decline to vote on a proposal. Abstained shares are considered to be “present” and “entitled to vote” at the Special Meeting and therefore are included in determining whether or not a quorum is present at the Special Meeting.

Abstentions will have no impact on the vote for any of the proposals.

What is a broker non-vote and how is it treated?

If your shares are held in “street name” in an account at your broker, bank or another nominee, you must instruct the broker, bank or such other nominee as to how to vote your shares by following the instructions they provide to you.

If you do not provide these voting instructions, your shares (1) will not count as “present” for purposes of determining whether or not a quorum is present at the Special Meeting and (2) will not be voted on any proposal, because your broker or other nominee does not have discretionary authority to vote on any of the proposals. This is called a “broker non-vote.” When a quorum is present, broker non-votes will have no impact on the vote for any of the proposals.

Am I granting any discretionary authority to vote through my proxy?

Yes, you are granting discretionary authority for the proxy holders to vote on any other, non-specified matter that may properly come before the Special Meeting or any adjournment thereof.

What is considered a quorum at the Special Meeting?

A quorum of shareholders is necessary to validly hold the Special Meeting. A quorum will be present if a majority of the shares entitled to be cast are present at the Special Meeting, either in person (virtually) or by proxy. A quorum is not required to approve Proposal 3, the Adjournment Proposal.

How will proxies be counted?

All shares represented by properly executed proxies received in time for the Special Meeting will be voted at the meeting in the manner specified by the shareholders giving those proxies. Properly executed proxies that do not contain voting instructions will be voted “FOR” each of the proposals.

Is my proxy or voting instruction form revocable?

You may revoke your proxy and change your vote at any time before your proxy is voted at the Special Meeting by giving written notice to the Corporate Secretary of the Company, by delivering a proxy card dated after the date of the proxy or by voting virtually at the special meeting (although your attendance alone at the Special Meeting will not revoke your proxy). All written notices of revocation and other communications with respect to revocations of proxies should be addressed to the Company at 720 S. Colorado Blvd, PH N, Denver, Colorado, 80246, Attention: Corporate Secretary.

If your shares are held in a “street name” you must contact your broker or other nominee to change your vote.

What happens if I sell my shares of Common Stock before the Special Meeting?

The record date for the Special Meeting is earlier than the date of the Special Meeting. If you transfer your shares after the record date but before the Special Meeting date, you will retain your right to vote those shares at the Special Meeting.

Whom can I contact if I have questions about the Special Meeting or the proposals to be voted on?

You can call the Company's President, David Arndt, at investorrelations@slginc.com or (303)576-6027 Monday through Friday between the hours of 9:30 and 4:00 Mountain time with any questions.

Will the Company be paying proxy solicitation fees in connection with the Special Meeting?

The Company will bear the cost of soliciting proxies for the Special Meeting. In addition to mailing these proxy materials, our directors, officers and employees may solicit proxies by telephone and facsimile, by mail, over the Internet or in person. They will not be paid any additional amounts for soliciting proxies. The Company also will request that banks, brokerage firms, custodians, trustees, nominees, fiduciaries and other similar record holders forward the solicitation materials to the beneficial owners of Common Stock held of record by such person, and the Company will, upon request of such record holders, reimburse forwarding charges and out-of-pocket expenses.

PROPOSAL 1 – APPROVAL OF A REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK

Overview

On [●], 2024, our Board of Directors approved, and recommended that our shareholders approve, a proposal to effect a reverse stock split of our outstanding shares of Common Stock at a ratio of 1-for-20 (the “Reverse Stock Split”). Pursuant to this Reverse Stock Split Proposal, we are asking our shareholders to approve the Reverse Stock Split.

If the Reverse Stock Split Proposal is approved, and the Merger is completed, the Reverse Stock Split will be accomplished pursuant to the Plan of Conversion without any further action necessary on the part of the shareholders. The Plan of Conversion is further explained in the Reincorporation Proposal.

If the Reverse Stock Split Proposal is approved, and the Merger is not completed for any reason, the Reverse Stock Split may or may not be accomplished at the discretion of our Board of Directors.

Consequences of a Failure to Approve

The closing of the Merger is contingent upon the approval of both this Reverse Stock Split Proposal and the Reincorporation Proposal. These proposals are presented to you separately in this proxy statement in accordance with SEC rules and guidance. If either the Reverse Stock Split Proposal or the Reincorporation Proposal is not approved, the Merger will not proceed.

If the Reverse Stock Split is not approved, the ratio of authorized and unissued shares of Common Stock to authorized and issued shares of Common Stock will remain the same and there will be an insufficient number of shares of Common Stock available for issuance as Merger Consideration.

If the Reincorporation Proposal is not approved, the Company will (a) continue to be incorporated in Colorado and governed by the C.R.S. and the Company’s current Articles of Incorporation and Bylaws and (b) its name will not change.

Purpose of Reverse Stock Split

The dual objectives behind the Reverse Stock Split are (i) to raise the per share trading price of our Common Stock (ii) while at the same time making available a sufficient number of shares of Common Stock for issuance as Merger Consideration to the members of Horizon Kinetics.

Our Board of Directors believes that the Reverse Stock Split could, among other things, (i) enhance the appeal of our Common Stock among investors and (ii) better enable us in the future to list our Common Stock on a stock exchange to enhance the liquidity of our Common Stock.

In addition, and of particular importance in connection with the proposed Merger, by effecting the Reverse Stock Split, the Company will decrease the number of pre-Merger shares of Common Stock issued and outstanding by a factor of 20, while maintaining the number of authorized shares of Common Stock (and preferred stock) unchanged. The resulting temporary increase in the ratio of authorized but unissued shares of Common Stock to issued shares of Common Stock will allow a sufficient number of shares of Common Stock to be issued as Merger Consideration. It should be noted, however, that, once adjusted for the Merger Consideration, the ratio of authorized but unissued shares of Common Stock to issued shares of Common Stock will be less than the pre-Reverse Stock Split ratio.

Our Board of Directors believes that the Reverse Stock Split could enhance the acceptability and marketability of our Common Stock to the financial community, including institutional investors and the general investing public. For example, many institutional investors have policies prohibiting them from holding stocks in their own portfolios that trade at prices below certain levels. We believe that a number of institutional investors and investment funds are reluctant to invest in lower-priced securities and that brokerage firms may be reluctant to recommend lower-priced securities to their clients, which may be due in part to a perception that lower-priced securities are less promising as investments, are less liquid in the event that an investor wishes to sell its shares, or are less likely to be followed by institutional securities research firms and therefore more likely to have less third-party analysis of the company available to investors. We also believe that the investors who are unable to or choose not to invest in the Company because of our share price may be investors who are more oriented towards fundamentals and have a longer-term investment horizon. We believe that a higher share price and lower outstanding share count will increase the perceived quality and appeal of our Common Stock for investment purposes and may expand our audience of potential investors in general and increase our shareholder base of investors with longer-term investment horizons specifically.

If both this Reverse Split Proposal and the Reincorporation Proposal are approved, but the Merger is not consummated, the Board of Directors reserves the right not to proceed with the Reverse Stock Split or Reincorporation.

Determination of Ratio

The Reverse Stock Split, if approved and implemented as proposed, will be at an exchange ratio of 1-for-20. In determining the reverse stock split ratio, our Board of Directors considered numerous factors, including:

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the maximum number of shares of Common Stock issuable as Merger Consideration under the Merger Agreement;
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the historical and projected performance of our Common Stock;
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the projected impact of the selected reverse stock split ratio on trading liquidity in our Common Stock;
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our capitalization (including the number of shares of our Common Stock issued and outstanding and the number of shares of Common Stock reserved for issuance);
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the number of additional authorized, unissued and otherwise unreserved shares of our Common Stock that would be available for issuance for future corporate purposes;
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the prevailing trading price for our Common Stock and the volume level thereof;
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prevailing market conditions;
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general economic and other related conditions prevailing in our industry and in the marketplace; and
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potential devaluation of our market capitalization as a result of a reverse stock split.

Effects of Reverse Stock Split

A reverse stock split refers to a reduction in the number of outstanding shares of a class of a corporation’s capital stock, which may be accomplished, as in this case, by reclassifying and combining all of the outstanding shares of our Common Stock into a proportionately smaller number of shares of Common Stock. For example, if the Reverse Stock Split Proposal is approved by shareholders and the Merger proceeds (or the Board otherwise decides to proceed with the Reverse Stock Split), a shareholder holding 20,000 shares of Common Stock before the Reverse Stock Split would hold 1,000 shares of Common Stock immediately after the Reverse Stock Split. In the absence of the Merger, each shareholder’s proportionate ownership of our outstanding shares of Common Stock would remain the same, except that shareholders who would otherwise receive fractional shares as a result of the Reverse Stock Split will receive cash as described in “—Treatment of Fractional Shares.” However, as explained in the section “The Merger,” as a result of the issuance of the Merger Consideration, the proportional ownership of the combined company of each legacy shareholder of the Company will be significantly smaller than in the absence of the Merger.

We are currently authorized to issue up to 50,000,000 shares of Common Stock, par value $0.10 per share, and up to 20,000,000 shares of preferred stock, no par value per share. If we effect the Reverse Stock Split, the number of shares of our authorized Common Stock and preferred stock will remain unchanged. The Reverse Stock Split will not affect the par value of our Common Stock, which, will remain at $0.10 per share, or our preferred stock, which will remain without a par value. However, the Reverse Stock Split will temporarily increase the ratio of authorized but unissued shares of Common Stock to issued shares of Common Stock, so as to permit the Company to issue shares as Merger Consideration. Once adjusted for the Merger Consideration, the ratio of authorized but unissued shares of Common Stock to issued shares of Common Stock will be less than the pre-Reverse Stock Split ratio.

The Reverse Stock Split will also reduce the number of shares of Common Stock reserved for future awards under our 2015 Equity and Incentive Plan. The per share exercise price of all outstanding option awards will be increased proportionately and the number of shares of Common Stock issuable upon the exercise of all outstanding option awards will be reduced proportionately. These adjustments will result in approximately the same aggregate exercise price being required to be paid for all outstanding option awards upon exercise, although the aggregate number of shares issuable upon exercise of such option awards will be reduced proportionately following the Reverse Stock Split.

The following table illustrates the effects of the Reverse Stock Split, without giving effect to any adjustments for fractional shares of Common Stock and without giving effect to the issuance of the Merger Consideration, on our outstanding shares of Common Stock as of [●].

	Before Reverse Stock Split	After Reverse Stock Split 1-for-20
Shares of Common Stock Issued and Outstanding	13,006,162	650,308
Shares Reserved for Issuance under the 2015 Equity and Incentive Plan	1,988,000	99,400
Shares Reserved for Issuance Upon Exercise of Outstanding Stock Options	12,000	600
Total Number of Shares of Common Stock Authorized to be Issued	50,000,000	50,000,000
Total Number of Shares of Common Stock Available to be Issued	34,993,838	49,249,692

Although the number of our outstanding shares of Common Stock would decrease as a result of the Reverse Stock Split, our Board of Directors does not intend to use the Reverse Stock Split as a part of, or a first step in, a “going private” transaction within the meaning of Rule 13e-3 of the Exchange Act. There is no plan or contemplated plan by the Company to take itself private as of the date of this proxy statement. The Reverse Stock Split will not affect the Company continuing to be subject to the periodic reporting requirements of the Exchange Act.

Effect on Beneficial Shareholders. Shareholders holding our Common Stock through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the Reverse Stock Split than those that would be put in place by the Company for registered shareholders that hold such shares directly, and their procedures may result, for example, in differences in the precise cash amounts being paid by such nominees in lieu of a fractional share. If you hold your shares with such a bank, broker or other nominee and if you have questions in this regard, you are encouraged to contact your bank, broker or nominee.

Effect on Registered Certificated Shares. Some registered shareholders may hold their shares of Common Stock in certificate form or a combination of certificate and book-entry form. If any of your shares of our Common Stock are held in certificate form, you will receive a letter of transmittal from the Company’s transfer agent as soon as practicable after the effective date of the reverse stock split. The letter of transmittal will contain instructions on how to surrender your certificate(s) representing your pre-split shares to the transfer agent. Upon receipt of your properly completed and executed letter of transmittal and your stock certificate(s), you will be issued the appropriate number of shares either in certificate form or electronically in book-entry form under the direct registration system. If you are entitled to a payment in lieu of any fractional share interest, payment will be made as described below under “—Treatment of Fractional Shares.” No new stock certificates or payments in lieu of fractional shares will be issued to a shareholder until such shareholder has surrendered such shareholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the transfer agent.

Effect on Registered Book-Entry Holders. The company’s registered shareholders may hold some or all of their shares electronically in book-entry form under the direct registration system for securities. These shareholders will not have stock certificates evidencing their ownership of our Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

•
If you hold shares in a book-entry form, you do not need to take any action to receive your post-split shares or your cash payment in lieu of any fractional share interest, if applicable. If you are entitled to post-split shares, a transaction statement will automatically be sent to your address of record indicating the number of shares you hold.
•
If you are entitled to a payment in lieu of any fractional share interest, a check will be mailed to you at your registered address as soon as practicable after the company’s transfer agent completes the aggregation and sale described below in “—Treatment of Fractional Shares.” By signing and cashing this check, you will warrant that you owned the shares for which you receive a cash payment.

Treatment of Fractional Shares

Shareholders will not receive fractional shares in connection with the Reverse Stock Split. Instead, we will pay to each registered shareholder, in cash, the value of any fractional share interest in our Common Stock arising from the Reverse Stock Split. Those registered shareholders who hold their shares in certificated form will receive a cash payment for their fractional interest, if applicable, following the surrender of their pre-Reverse Stock Split stock certificates for post-Reverse Stock Split shares. The cash payment would equal the fraction to which the shareholder would otherwise be entitled multiplied by the closing sales price of the Common Stock as reported on OTC Pink Market tier of OTC Markets (or other market on which the company’s Common Stock is listed), as of the effective date of the Reverse Stock Split. This cash payment may be subject to applicable U.S. federal, state and local income tax.

No transaction costs will be assessed on shareholders for the cash payment. Shareholders will not be entitled to receive interest for the period of time between the effective date of the Reverse Stock Split and the date payment is made for their fractional share interest in our Common Stock. You should also be aware that, under the escheat laws of certain jurisdictions, sums due for fractional interests that are not timely claimed after the funds are made available may be required to be paid to the designated agent for each such jurisdiction. Thereafter, shareholders otherwise entitled to receive such funds may have to obtain the funds directly from the state to which they were paid.

If you believe that you may not hold sufficient shares of our Common Stock at the effective date of the Reverse Stock Split to receive at least one share in the Reverse Stock Split and you want to continue to hold our Common Stock after the split, you may do so by either:

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purchasing a sufficient number of shares of our Common Stock; or
•
if you have shares of Common Stock in more than one account, consolidating your accounts, so that in each case you hold a number of shares of our Common Stock in each of your accounts prior to the Reverse Stock Split that would entitle you to receive at least one share of our Common Stock on a post-Reverse Stock Split basis. Common Stock held in registered form (that is, shares held by you in your own name on the company’s share register maintained by its transfer agent) and Common Stock held in “street name” (that is, shares held by you through a bank, broker or other nominee) for the same investor would be considered held in separate accounts and would not be aggregated when implementing the reverse stock split. Also, shares of Common Stock held in registered form but in separate accounts by the same investor would not be aggregated when implementing the reverse stock split.

After the Reverse Stock Split, then-current shareholders would have no further interest in the Company with respect to their fractional shares. A person otherwise entitled to a fractional share interest would not have any voting, dividend or other rights in respect of his or her fractional interest except to receive the cash payment as described above. Such cash payments would reduce the number of post-split shareholders to the extent that there are shareholders holding fewer than 20 pre-split shares. Reducing the number of post-split shareholders, however, is not the purpose of this proposal or the Reverse Stock Split.

Anti-Takeover Effect

If and only if the Merger does not proceed and the Board decides nevertheless to effect the Reverse Stock Split upon shareholder approval, the resulting increase in the ratio of authorized but unissued shares of Common Stock to issued shares of Common Stock could be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of our Articles of Incorporation or Bylaws. Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect, for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of the Company with another company, the Reverse Stock Split is not being proposed in response to any effort of which the Company is aware to accumulate shares of our Common Stock or obtain control of the Company, except pursuant to the Merger Agreement.

Risks and Potential Disadvantages Associated with the Reverse Stock Split

For risks and potential disadvantages associated with the Reverse Stock Split, please refer to “Risk Factors—Risks Relating to the Reverse Stock Split—A Reverse Stock Split may not result in the desired increase in share price or liquidity, may increase the number of ‘odd lots,’ and may be construed as having an anti-takeover effect.”

Procedure for Effecting the Reverse Stock Split

If our shareholders approve the Reverse Stock Split Proposal and the Reincorporation Proposal, and the Merger proceeds, the Reverse Stock Split will become effective upon the effective time specified in the Plan of Conversion. Please refer to “Proposal 2 –

Approval of the Reincorporation of the Company from the State of Colorado to the State of Delaware and Name Change – The Plan of Conversion” for a description of the Plan of Conversion.

If our shareholders approve the Reverse Stock Split Proposal but the Merger does not proceed, and the Board subsequently decides to effect the Reverse Stock Split in the absence of the Merger, the Reverse Stock Split will become effective upon the effective time specified in an Amendment to our Articles of Incorporation.

Beginning at the effective time of the Reverse Stock Split, each stock certificate representing pre-Reverse Stock Split shares will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split shares. The Reverse Stock Split will become effective, and the combination of, and reduction in, the number of our outstanding shares as a result of the Reverse Stock Split will occur automatically, at the effective time set forth in the Plan of Conversion or the Amendment to the Articles of Incorporation, as applicable, without any action on the part of our shareholders and without regard to the date that stock certificates representing any certificated shares prior to the Reverse Stock Split are physically surrendered for new stock certificates. Beginning at the effective time of the Reverse Stock Split, each certificate representing pre-Reverse Stock Split shares will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split shares. The text of the Plan of Conversion or the Amendment to our Articles of Incorporation, as applicable, is subject to modification to include such changes as may be required by the office of the Secretary of State of the State of Delaware or Colorado, as applicable, and as our Board of Directors deems necessary and advisable to effect the Reverse Stock Split.

As soon as practicable after the effective time of the Reverse Stock Split, we will notify our shareholders that the Reverse Stock Split has been implemented. Broadridge Corporate Issuer Solutions, Inc., our transfer agent, will act as exchange agent for the purposes of implementing the exchange of common stock certificates. Holders of pre-Reverse Stock Split shares of our common stock will be asked to surrender to the exchange agent certificates representing pre-Reverse Stock Split shares of our common stock in accordance with the procedures to be set forth in a letter of transmittal that will be delivered to our common shareholders. No new certificates will be issued to a shareholder until the shareholder has surrendered to the exchange agent his, her or its outstanding certificate(s) together with the properly completed and executed letter of transmittal. SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL REQUESTED TO DO SO. Shareholders whose shares are held by their broker do not need to submit old stock certificates for exchange. These shares will automatically reflect the new quantity of shares based on the Reverse Stock Split.

Our Board of Directors reserves the right, notwithstanding shareholder approval and without further action by the shareholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to the Reverse Stock Split and Reincorporation, our Board of Directors, in its sole discretion, determines that it is no longer in the best interests of the Company and its shareholders to proceed with the Reverse Stock Split.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The Company intends for the Reverse Stock Split to be a tax-free recapitalization of the Company under Section 368(a)(1)(E) of the Code (or a tax-free exchange under Section 1036 of the Code). Assuming the Reverse Stock Split so qualifies, neither the Company nor any Company shareholder will recognize any gain or loss as a result of the Reverse Stock Split, except as provided below with respect to cash received in lieu of fractional shares. Each holder’s basis in the shares of Common Stock received pursuant to the Reverse Stock Split (including any fractional share of Common Stock deemed received and sold as discussed below) and holding period in such shares will generally be the same as the holder’s basis and holding period in the corresponding Common Stock held at the time the Reverse Stock Split occurs. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of Common Stock surrendered to the shares of Common Stock received pursuant to the Reverse Stock Split, so holders of Common Stock acquired on different dates and at different prices should consult their tax advisor regarding the allocation of the tax basis and holding period of such shares.

A holder that receives cash in lieu of a fractional share of Common Stock pursuant to the Reverse Stock Split will generally be treated as having sold such fractional share for cash and is expected to recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the holder’s tax basis in such fractional share of Common Stock. Such gain or loss will generally be long-term capital gain or loss if the holder’s holding period for its Common Stock exceeds one year at the time of the Reverse Stock Split.

This proxy statement only discusses U.S. federal income tax consequences and has done so only for general information. This proxy statement does not address all of the federal income tax consequences that may be relevant to particular shareholders based upon individual circumstances or to shareholders who are subject to special rules, such as, financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign holders or holders who acquired their shares as compensation, whether through employee stock options or otherwise, or holders in which the Common Stock is not a capital asset in its hands. This proxy statement does not address the tax consequences under state, local or foreign laws, or federal non-income tax laws.

This discussion was based on the Code, regulations, rulings and decisions in effect as of the date of this proxy statement, all of which are subject to differing interpretations and change, possibly with retroactive effect. The Company has neither requested nor received a tax opinion from legal counsel or rulings from the Internal Revenue Service regarding the consequences of the Reverse Stock Split. There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the consequences discussed above.

You should consult your own tax advisor to determine the particular tax consequences to you of the Reverse Stock Split, including the applicability and effect of federal, state, local, foreign and other tax laws.

OUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE REVERSE STOCK SPLIT PROPOSAL.

For additional information about the Merger, including a summary of the terms of the Merger Agreement entered into in connection with the Merger, see the section entitled “The Merger” below.

PROPOSAL 2 – APPROVAL OF THE REINCORPORATION OF THE COMPANY FROM THE STATE OF COLORADO TO THE STATE OF DELAWARE AND NAME CHANGE

Overview

On December 15, 2023, our Board of Directors approved, subject to shareholder approval, (a) our conversion from a Colorado corporation to a Delaware corporation and (b) a change in the name of the Company to “[●]”. We also refer to this conversion as the “Reincorporation” and to the Company after such conversion as the “Delaware Company.” Pursuant to this Reincorporation Proposal, our shareholders are being asked to approve the Reincorporation and name change.

Consequences of a Failure to Approve

The closing of the Merger is contingent upon the approval of both this Reincorporation Proposal and the Reverse Split Proposal. These proposals are presented to you separately in this proxy statement in accordance with SEC rules and guidance. If either the Reverse Stock Split Proposal or the Reincorporation Proposal is not approved, the Merger will not proceed.

If the Reverse Stock Split is not approved, the ratio of authorized and unissued shares of Common Stock to authorized and issued shares of Common Stock will remain the same and there will be an insufficient number of shares of Common Stock available for issuance as Merger Consideration.

If the Reincorporation Proposal is not approved, the Company will (a) continue to be incorporated in Colorado and governed by the C.R.S. and the Company’s current Articles of Incorporation and Bylaws and (b) its name will not change.

Purpose of Reincorporation and Name Change

We currently are a Colorado corporation. Since a conversion to a Delaware corporation is a condition to the completion of the Merger, the Company must so convert in order to complete the Merger.

In addition, the Board of Directors believes that the corporate laws of the State of Delaware are more comprehensive, widely used and extensively interpreted than the corporate laws of other states, including Colorado. As a result of the flexibility and responsiveness of the Delaware corporate laws to the legal and business needs of corporations, many major corporations have incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to the Reincorporation. The Delaware judiciary has become particularly familiar with corporate law matters and a substantial body of court decisions has developed construing the laws of Delaware, thus providing greater clarity and predictability with respect to corporate legal and governance affairs. The Board of Directors believes any benefits provided to the Company by Delaware law directly benefit our shareholders.

Furthermore, Delaware courts, including the Court of Chancery and the Delaware Supreme Court, are highly regarded for their considerable expertise in dealing with corporate legal issues and for producing a substantial body of case law construing the Delaware General Corporation Law (“DGCL”). Because the judicial system is based largely on legal precedents, the abundance of Delaware case law should serve to enhance the relative clarity and predictability of many areas of corporate law, which should offer added advantages to the Company by allowing our Board of Directors and management to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions.

The Reincorporation may also make it easier to attract future candidates willing to serve on our Board of Directors because many such candidates are already familiar with Delaware corporate law, including provisions relating to director indemnification, from their past business experience.

Our Board of Directors has furthermore determined that it is in the best interest of the Company and its shareholders to change the Company’s name from “Scott’s Liquid Gold-Inc.” to “[●]” which our Board of Directors believes will better reflect the Company’s new business focus. Separately, the Company is contractually obligated to change its name pursuant to the Asset Purchase Agreement dated January 23, 2023 by and among Nakoma Products LLC, SLG Chemicals, Inc., and the Company.

If both this Reincorporation Proposal and the Reverse Stock Split Proposal are approved, but the Merger is not consummated, the Board of Directors reserves the right not to proceed with the Reverse Stock Split or Reincorporation.

Effects of Reincorporation and Name Change

Assuming that shareholder approval of the Reincorporation Proposal is obtained and the Reincorporation becomes effective:

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the affairs of the Company will cease to be governed by the C.R.S. and its existing Articles of Incorporation and Bylaws, and the affairs of the Company will become subject to the Delaware General Corporation Law (the “DGCL”), a new Certificate of Incorporation and new Bylaws, as more fully described below, particularly in the section “Comparison of the Company’s Shareholders’ Rights Before and After the Reincorporation and/or Merger”;
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the resulting Delaware corporation (the “Delaware Company”) will (i) be deemed to be the same entity as the Company for all purposes under the laws of Delaware, (ii) continue to have all of the rights, privileges and powers of the Company, (iii) continue to possess all of the properties of the Company, and (iv) continue to have all of the debts, liabilities and obligations of the Company; and
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the Company’s name will change from Scott’s Liquid Gold-Inc. to [●].

The Reincorporation will not affect the trading of the shares of the Company’s Common Stock on the OTC Pink Market tier of the OTC Markets; however, the ticker symbol is expected to change to [●]. The Delaware Company will continue to file periodic reports and other documents as and to the extent required by the rules and regulations of the SEC. Shareholders who own shares of the Company’s Common Stock that are freely tradable prior to the Reincorporation will continue to have freely tradable shares in the Delaware Company after the Reincorporation, and shareholders holding restricted shares of the Company’s Common Stock prior to the Reincorporation will continue to hold their shares in the Delaware Company after the Reincorporation subject to the same restrictions on transfer to which their shares are presently subject. In summary, the Reincorporation will not change the respective positions under federal securities laws of the Company or its shareholders.

Anti-Takeover Effect

Delaware, like many other states, permits a corporation to include in its certificate of incorporation or bylaws or to otherwise adopt measures designed to reduce a corporation’s vulnerability to unsolicited takeover attempts. The Company’s Board of Directors, however, is not proposing the Reincorporation to prevent a change in control and, excluding the Merger, is not aware of any present attempt by any person to acquire control of the Company or to obtain representation on the Company’s Board of Directors. Our Board of Directors has no independent plans to implement any defensive strategies to enhance the ability of the Board of Directors to negotiate with an unsolicited bidder.

With respect to implementing defensive measures, Delaware law is preferable to Colorado law because of the substantial judicial precedent on the legal principles applicable to defensive measures. As either a Colorado corporation or a Delaware corporation, the Company could implement some of the same defensive measures. As a Delaware corporation, however, the Company would benefit from the predictability of Delaware law on these matters.

The Plan of Conversion

If both the Reverse Split Proposal and the Reincorporation Proposal are approved and the Merger proceeds, then the Reincorporation and Reverse Stock Split will be effected pursuant to the Plan of Conversion to be adopted by the Company (the “Plan of Conversion”). The Reverse Stock Split and the Reincorporation both would become effective upon the filing (and acceptance thereof by the Delaware Secretary of State and Colorado Secretary of State, as applicable) of the (i) Certificate of Conversion and (ii) the Articles of Conversion.

The Plan of Conversion provides that the Company will convert into a Delaware corporation and will be subject to all of the provisions of the DGCL. By virtue of the Reincorporation, all of the rights, privileges and powers of the Company, all property owned by the Company, all debts due to the Company and all other causes of action belonging to the Company immediately prior to the Reincorporation will remain vested in the Delaware Company following the Reincorporation. In addition, by virtue of the Reincorporation, all debts, liabilities and duties of the Company immediately prior to the Reincorporation will remain attached to the Delaware Company following the Reincorporation.

The Plan of Conversion also provides that every 20 shares of the Company’s Common Stock held by the Company’s shareholders immediately prior to the effective time specified in the plan will, at such effective time, be exchanged for 1 share of the Delaware Company, subject to cash-out of fractional shares. Each stock certificate representing pre-Reverse Stock Split shares will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split shares, without regard to the date that stock certificates representing any certificated shares prior to the Reverse Stock Split are physically surrendered for new stock certificates. The text of the Plan of Conversion is subject to modification to include such changes as may be required by the offices of the

Secretaries of State of the States of Colorado and/or Delaware and as our Board of Directors deems necessary and advisable to effect the Reverse Stock Split and Reincorporation.

If both the Reverse Split Proposal and the Reincorporation Proposal are approved, it is anticipated that our Board of Directors will cause the Reverse Stock Split and Reincorporation to be effected in conjunction with the closing of the Merger. However, the Reverse Stock Split and Reincorporation may be delayed by our Board of Directors or the Plan of Conversion may be terminated and abandoned by action of our Board of Directors at any time prior to the effective time specified in the plan, whether before or after the approval by the Company’s shareholders, if our Board of Directors determines for any reason that such delay or termination would be in the best interests of the Company and its shareholders. If the Board proceeds with the Reverse Stock Split and the Reincorporation, both would become effective upon the filing (and acceptance thereof by the Delaware Secretary of State) of the Certificate of Conversion.

Shareholders should refer to the description in “Proposal 1 – Approval of a Reverse Stock Split of the Company’s Common Stock – Effects of Reverse Stock Split – Effect on Beneficial Shareholders,” “–Effect on Registered Certificated Shares” and “–Effect on Registered Book-Entry Holders” for information on the potential need to exchange share certificates in connection with the Reincorporation and Reverse Stock Split.

Comparison of the Company’s Shareholders’ Rights Before and After the Reincorporation

Because of differences between the C.R.S., on the one hand, and the DGCL on the other hand, as well as differences between the Company’s governing documents before and after the Reincorporation, the Reincorporation will effect certain changes in the rights of the Company’s shareholders. Summarized below are the most significant provisions of the C.R.S. and the DGCL, along with the differences between the rights of the shareholders of the Company immediately before and immediately after the Reincorporation that will be the result of the differences between the C.R.S., the Company’s existing Articles of Incorporation and existing Bylaws, on the one hand, and DGCL and the Certificate of Incorporation and Bylaws that will be in effect immediately following the Merger (substantially in the forms attached as Annex D and E to this proxy statement, to which we also refer as the “Delaware Charter” and the “Delaware Bylaws,” respectively), on the other hand. The summary is not an exhaustive list of all differences or a complete description of the differences described, and is qualified in its entirety by reference to the C.R.S., DGCL, the Company’s existing Articles of Incorporation and Bylaws, the Delaware Charter and the Delaware Bylaws. Copies of the Company’s existing Articles of Incorporation and Bylaws have been filed or incorporated by reference as exhibits to certain of our filings with the SEC. The Delaware Charter and the Delaware Bylaws are attached as annexes to this proxy statement.

Assuming that the Company does not receive shareholder approval to reincorporate in Delaware, the Company will remain a Colorado corporation.

The following is a summary of material parts of the C.R.S., the DGCL and the Company’s governing documents before and after the Reincorporation. In addition, the center column summarizes the Company’s Articles of Incorporation as amended in the event that the Reverse Stock Split Proposal is approved by shareholders, the Merger dos not proceed (either because the Reincorporation Proposal is not approved or for other reasons) and the Board of Directors determines nonetheless to proceed with the Reverse Stock Split.

Authorized Capital Stock
Colorado	Colorado Upon Reverse Stock Split Only	Delaware Upon Reincorporation

The Articles of Incorporation authorize 70,000,000 shares of capital stock, comprised of 50,000,000 shares of Common Stock, par value $0.10 per share, and 20,000,000 shares of Preferred Stock, without par value.

Upon the filing of a corresponding charter amendment with the Colorado Secretary of State effecting a 1-for-20 Reverse Stock Split, the Company’s authorized capital stock will continue to consist of 50,000,000 authorized shares of Common Stock, par value $0.10 per share, and 20,000,000 authorized shares of Preferred Stock, without par value.

The Delaware Charter will authorize 70,000,000 shares of capital stock, comprised of 50,000,000 shares of common stock, par value $0.10 per shares, and 20,000,000 shares of preferred stock, without par value.

Blank Check Preferred Stock
Colorado	Colorado Upon Reverse Stock Split Only	Delaware Upon Reincorporation

Under the C.R.S., if a corporation’s articles of incorporation so provide, a corporation may issue one or more classes of stock or one or more series of stock within any class, with such preferences, limitations and relative rights as determined by the board of directors without shareholder approval (“Blank Check Preferred Stock”).

The Articles of Incorporation authorizes 20,000,000 shares of preferred stock. As of immediately prior to the Reincorporation, the authorized preferred stock will constitute undesignated Blank Check Preferred Stock.

See Colorado column.

The DGCL also permits, if authorized by the certificate of incorporation, the issuance of Blank Check Preferred Stock with preferences, limitations and relative rights determined by a corporation’s board of directors without stockholder approval.

The Delaware Charter will authorize 20,000,000 shares of preferred stock. As of immediately following the Reincorporation, the authorized preferred stock will constitute undesignated Blank Check Preferred Stock.

Special Meetings of Shareholders
Colorado	Colorado Upon Reverse Stock Split Only	Delaware Upon Reincorporation

Under the C.R.S., a corporation must hold a special meeting if: (i) called by the board of directors or any person authorized by the bylaws or a resolution of the board of directors to call such a meeting; or (ii) if the corporation receives one or more written demands for a special meeting, stating the purpose or purposes for which it is to be held, signed and dated by the holders of shares representing at least 10% of all of the votes entitled to be cast on any issue proposed to be considered at the special meeting.

The Bylaws provide that a special meeting of the Company’s shareholders may be called by the Board, by the Company’s President or at the request of the holders of not less than 10% of all the votes entitled to be cast on any issue proposed to be considered at the special meeting.

See Colorado column.

Under the DGCL, a special meeting of stockholders may be called by the corporation’s board of directors or by such persons as may be authorized by the corporation’s certificate of incorporation or bylaws. The DGCL does not require a corporation to call a special meeting at the request of the stockholders.

The Delaware Bylaws will provide that special meetings of stockholders may be called by (i) the board of directors, (ii) the chairperson of the board of directors, (iii) the chief executive officer, (iv) the president (in the absence of the chief executive officer), or (v) the secretary at the request of the holders of at least 25% of the voting power of the outstanding shares of the Delaware Company’s common stock entitled to vote at the special meeting.

Corporate Action Without a Shareholder Meeting
Colorado	Colorado Upon Reverse Stock Split Only	Delaware Upon Reincorporation

The C.R.S. provide that, unless a corporation’s articles of incorporation require such action be taken at a shareholder meeting or expressly authorize that such action can be taken by less than unanimous written consent, any action required or permitted to be taken at a shareholder meeting may be taken without a meeting if all of the shareholders entitled to vote consent to such action in writing.

The Bylaws provide that any action required or permitted by the provisions of the C.R.S. to be taken at a shareholder meeting may be taken without a meeting, and shall have the

See Colorado column.

Unless otherwise provided in the certificate of incorporation, the DGCL permits corporate action without a meeting of stockholders upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken.

In the event such proposed corporate action is taken without a meeting by less than the unanimous written consent of stockholders, the DGCL requires that prompt notice of the taking of such action be sent to those stockholders who have not consented in writing.

same force and effect as a unanimous vote of all shareholders of the Company, if the Company receives a written consent (or counterpart thereof) setting forth the action to be taken, signed by all the shareholders entitled to vote thereon.

The Delaware Bylaws will provide that any action required or permitted to be taken by the stockholders of the Delaware Company may be effected by a consent in writing as provided by Section 228 of the DGCL.

Amendment or Repeal of the Articles of Incorporation or the Certificate of Incorporation
Colorado	Colorado Upon Reverse Stock Split Only	Delaware Upon Reincorporation

Under the C.R.S., amendments to a corporation’s articles of incorporation, other than certain ministerial amendments authorized by the board of directors without shareholder action, may be proposed by the board of directors or by the holders of shares representing at least 10% of all of the shares entitled to vote upon the amendment. The board of directors must recommend the amendment to the shareholders unless the amendment is proposed by the shareholders or the board of directors determines that, because of a conflict of interest or other special circumstances, it should make no recommendation and communicates the basis for its determination to the shareholders with the amendment. Under the C.R.S., unless a corporation’s articles of incorporation, bylaws, or the proposing board of directors or the proposing shareholders, as applicable, require a greater vote, the amendment shall be approved if the votes cast favoring the action exceed the votes cast opposing the action.

See Colorado column.

Under the DGCL, unless the certificate of incorporation otherwise provides, amendments to the certificate of incorporation generally require the approval of the holders of a majority of the outstanding stock entitled to vote thereon, and if the amendment would increase or decrease the number of authorized shares of any class or series or the par value of such shares, or would adversely affect the rights, powers or preferences of such class or series, a majority of the outstanding stock of such class or series also would have to approve the amendment.

The Delaware Charter will provide that the Delaware Company reserves the right to amend, alter or repeal any provision contained in the Delaware Charter in any manner currently or hereafter prescribed by law, and that all rights and powers conferred upon stockholders and directors in the Delaware Charter are subject to this reserved power.

Amendment or Repeal of Bylaws
Colorado	Colorado Upon Reverse Stock Split Only	Delaware Upon Reincorporation

Under the C.R.S., shareholders may amend the corporation’s bylaws. Unless otherwise specified in a corporation’s articles of incorporation or bylaws, or otherwise prohibited by the C.R.S., directors also are permitted to amend the bylaws. The C.R.S. provide that, if authorized by a corporation’s articles of incorporation, the shareholders may amend the bylaws to fix a greater quorum or voting requirement for shareholders, and such a bylaw provision may not be amended by the board of directors.

The Articles of Incorporation and Bylaws provide that the Board has the power to adopt, amend or repeal the bylaws of the Company. The Bylaws further provide that such bylaws may be amended or repealed by the shareholders of the Company

See Colorado column.

Under the DGCL, the power to adopt, amend or repeal bylaws rests generally with the stockholders, although directors may amend the bylaws of a corporation if such right is expressly conferred upon the directors in its certificate of incorporation.

The Delaware Charter and the Delaware Bylaws will provide that if any, bylaws may be adopted, amended or repealed (i) by the approval of a majority of the authorized number of directors of the Delaware Company, or (ii) upon the approval of the holders of at least a majority of the outstanding voting stock of the Delaware Company.

Number of Directors
Colorado	Colorado Upon Reverse Stock Split Only	Delaware Upon Reincorporation

Under the C.R.S., a board of directors shall consist of one or more members and the number of directors must be specified in the corporation’s bylaws. The C.R.S. further provides that the bylaws may establish a range for the size of the board of directors by fixing a minimum and maximum number of directors, and if a range is established, the number of directors may be fixed or changed from time to time within the range by the shareholders or the board of directors.

The Articles of Incorporation provide that the number of directors may be stated in or fixed in accordance with the Bylaws. The Bylaws provide that the number of directors of the Company shall be at least three and not more than nine.

See Colorado column.

The DGCL permits the number of directors to be specified in either a corporation’s bylaws or the corporation’s certificate of incorporation. If the number of directors is specified in the corporation’s certificate of incorporation, a change in the number of directors may be made only by amendment of the certificate of incorporation.

The Delaware Charter and the Delaware Bylaws will provide that the number of directors shall be fixed from time to time pursuant to a resolution adopted by the affirmative vote of a majority of the authorized number of directors of the Delaware Company.

Director Term of Office
Colorado	Colorado Upon Reverse Stock Split Only	Delaware Upon Reincorporation

The C.R.S. permit (but do not require) classifications of a corporation’s board of directors. Otherwise, the terms of directors expire at the next annual shareholders’ meeting following their election.

The Bylaws provide that the Company’s directors are to be elected at each annual meeting of the shareholders. All directors hold office until the next annual meeting of shareholders following their election or until their successors are elected and qualified, or until their earlier death, resignation or removal.

See Colorado column.

The DGCL permits (but does not require) classifications of a corporation’s board of directors into one, two or three classes, with each class comprised of as equal a number of directors as is possible. In the event of multiple classes of directors, the DGCL provides for staggered terms of two years if there are two classes of directors or three years if there are three classes of directors.

The Delaware Charter will provide that the Delaware Company’s directors will be elected annually. Under the Delaware Charter, all directors hold office until the next annual meeting of stockholders following their election or until their successors are elected and qualified, or until their earlier resignation or removal.

Removal of Director
Colorado	Colorado Upon Reverse Stock Split Only	Delaware Upon Reincorporation

Under the C.R.S., one or more directors may be removed from office by the shareholders with or without cause, unless a corporation’s articles of incorporation provide that directors may be removed only for cause, and only if the number of votes cast in favor of removal exceeds the number of votes cast against removal.

The Articles of Incorporation provide that a director may be removed with or without cause. The Bylaws provide that shareholders may remove directors from office with or without cause, at a shareholder meeting duly called for such purpose, only if the number of votes cast in favor of removal exceeds the number of votes cast against such removal; provided, however, that if a director is elected by a voting group of shareholders, only the shareholders of the voting group may participate in the vote to remove the director.

See Colorado column.

Under the DGCL, unless otherwise provided in the certificate of incorporation, one or more directors serving on a non-classified board may be removed, with or without cause, by the holders of a majority of the corporation’s outstanding shares entitled to vote at an election of directors. In the case of a corporation having cumulative voting, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against such director’s removal would be sufficient to elect such director if then cumulatively voted at an election of the entire board of directors, or, if there are classes of directors, at an election of the class of directors of which the director is a part.

The Delaware Charter will provide that any director may be removed from office at any time, with or without cause, by the affirmative vote of the holders of at least a majority of the voting power of the issued and outstanding capital stock of the corporation entitled to vote in the election of directors.

Board of Directors Vacancies
Colorado	Colorado Upon Reverse Stock Split Only	Delaware Upon Reincorporation

Under the C.R.S., unless otherwise provided in a corporation’s articles of incorporation, any vacancy on the board of directors, including a vacancy resulting from an increase in the number of directors, may be filled by the shareholders or the board of directors, except that if the directors remaining in office constitute fewer than a quorum, the board of directors may fill the vacancy by the affirmative vote of a majority of the remaining directors.

The Articles of Incorporation do not alter the procedures specified in the C.R.S. The Bylaws provide that any vacancy on the Board may be filled by a majority of the remaining directors in office or by the shareholders at the next annual meeting or at a special meeting called for that purpose, or if the directors remaining in office constitute fewer than a quorum, the board of directors may fill the vacancy by the affirmative vote of a majority of the remaining directors.

See Colorado column.

Under the DGCL, unless otherwise provided in the certificate of incorporation or bylaws, any vacancy on the board of directors, including any vacancy resulting from an increase in the number of directors, may be filled by a majority of the directors then in office, although less than a quorum, or by the sole remaining director. Under the DGCL (unless otherwise provided in the articles of incorporation or bylaws), stockholders may fill the vacancy only if (i) at the time of the filling of any vacancy or newly created directorship, the directors in office constitute less than a majority of the whole board (as constituted immediately prior to any such increase) and (ii) the Delaware Chancery Court, upon application of stockholders holding at least 10% of a corporation’s outstanding voting shares, orders an election to fill any such position.

Under the Delaware Charter and the Delaware Bylaws, unless otherwise required by law or by resolution of the Delaware Company’s Board of Directors, vacancies on the board of directors may be filled if any, by a vote of a majority of the remaining directors in office, although less than a quorum.

Cumulative Voting; Vote Required for the Election of Directors
Colorado	Colorado Upon Reverse Stock Split Only	Delaware Upon Reincorporation

Under the C.R.S., shareholders have the right to cumulate their votes in the election of directors unless otherwise provided in a corporation’s articles of incorporation. In addition, the C.R.S. provide that, absent a provision to the contrary in a corporation’s articles of incorporation, the election of directors will be by a plurality vote of the shareholders entitled to vote.

The Articles of Incorporation expressly prohibit cumulative voting for the election of directors. The Articles of Incorporation do not alter the default plurality voting standard for the election of directors and the Bylaws specifically adopt a plurality voting standard for the election of the Company’s directors.

See Colorado column.

Similar to the C.R.S., the DGCL permits cumulative voting if provided in the certificate of incorporation. In addition, the DGCL provides for the election of directors by plurality vote of the stockholders entitled to vote, unless the corporation’s certificate of incorporation or bylaws provide otherwise.

The Delaware Charter will not provide for cumulative voting. The Delaware Charter and Delaware Bylaws do not alter the default plurality-voting standard for the election of directors.

Limitation of Liability of Directors
Colorado	Colorado Upon Reverse Stock Split Only	Delaware Upon Reincorporation

The C.R.S. permit a corporation to include a provision in its articles of incorporation eliminating the liability of a director to the corporation or its shareholders for monetary damages in certain cases, and such a provision must be contained in the corporation’s articles of incorporation. A director may be exculpated for money damages for any action taken, or any failure to take any action, as a director, except liability for: (i) the amount of a financial benefit received by a director to which the director is not entitled; (ii) an intentional infliction of harm on the corporation or the shareholders; (iii) transactions relating to certain unlawful distributions; or (iv) an intentional violation of criminal law.

The Articles of Incorporation exculpates directors of the Company from personal liability for all monetary damages for breach of fiduciary duty as a director, except that the Articles of Incorporation do not eliminate or limit the liability of the Company’s directors for monetary damages otherwise existing for: (i) any breach of the director’s duty of loyalty to the Company or to its shareholders; (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) certain acts specified in the C.R.S. relating to any unlawful distribution; or (iv) any transaction from which the director directly or indirectly derived any improper personal benefit.

See Colorado column.

Under the DGCL, a provision eliminating the liability of a director to the corporation or its stockholders for monetary liability for breach of the director’s fiduciary duty in certain cases must be contained in the corporation’s certificate of incorporation. In addition, a director may not be exculpated from liability: (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders; (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law; (iii) arising from transactions relating to certain unlawful distributions; or (iv) for any transaction from which the director derived an improper personal benefit.

The Delaware Charter will exculpate directors of the Delaware Company from all monetary damages for breach of fiduciary duty as a director, except for liability: (i) for any breach of the director’s duty of loyalty to the Delaware Company or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) for unlawful payment of dividends; or (iv) for any transaction from which the director derived an improper personal benefit.

Indemnification of Officers and Directors
Colorado	Colorado Upon Reverse Stock Split Only	Delaware Upon Reincorporation

The provisions contained in the C.R.S. regarding indemnification rights are substantially similar to the provisions contained in the DGCL, except as noted below.

In addition to the limitations of the DGCL, the C.R.S. prohibits a corporation from indemnifying a director, officer, employee or agent of a corporation (each, an “Indemnitee”) adjudged liable of receiving an improper personal benefit.

The C.R.S. require a corporation to provide its shareholders with written notice of any indemnification payments or expense advancements paid to a director on or before the notice of the next shareholder’s meeting after making such payments.

Permissive Indemnification.

The C.R.S. also allow a corporation to indemnify an Indemnitee who is not a director to a greater extent than specified in the C.R.S., as may be provided for by its articles of incorporation, bylaws, general or specific action of its board of directors or shareholders, or contract, if not inconsistent with public policy. However, a corporation may only indemnify a director as specified in the C.R.S.

Under the C.R.S., the specified “Standard of Conduct” applicable for permissive indemnification requires that the Indemnitee acted (i) in good faith, (ii) in a manner the Indemnitee reasonably believed to be, in the case of conduct in the Indemnitee’s official capacity, in the best interests of the corporation, and, for all other conduct, at least not opposed to the best interests of the corporation and (iii) with respect to any criminal action or proceeding, with no reasonable cause to believe the Indemnitee’s conduct was unlawful.

The Bylaws require the Company to indemnify any person who is or was a director or officer of the Company to the fullest extent allowed by the laws of Colorado, or while serving as a director or officer, also served at the request of the Company as a director, officer, partner, trustee, employee, fiduciary or agent of an another entity or employee benefit plan. The Articles of Incorporation also require the Company to indemnify any

See Colorado column.

The DGCL permits a corporation to indemnify officers, directors, employees and agents for actions taken in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the corporation, and with respect to any criminal action, which they had no reasonable cause to believe was unlawful. Delaware’s laws provide that a corporation may advance expenses of defense in certain circumstances, and both states permit a corporation to purchase and maintain liability insurance for its directors and officers.

The DGCL provides that indemnification may not be made for any matter as to which a person has been adjudged by a court of competent jurisdiction to be liable to the corporation, unless and only to the extent a court determines that the person is entitled to indemnity for such expenses as the court deems proper.

The Delaware Bylaws and Charter will generally provide that the Delaware Company shall indemnify any person who was or is a party to any proceeding, whether or not brought by or in the right of the Delaware Company, by reason of the fact that he or she is or was a director or officer of the Delaware Company or held a position at another entity at the request of the Delaware Company, against all reasonable expenses incurred by the director in connection with the proceeding, and that reasonable expenses incurred by such indemnitee in defending a proceeding shall be paid by the Delaware Company in advance of the final disposition of such proceeding upon receipt of a written affirmation of the indemnitee’s good faith belief that the indemnitee met the requisite standard of conduct and a written undertaking to repay the advance if it is ultimately determined that the director did not meet the standard of conduct. The indemnification and advancement of expenses that will be provided in the Delaware Bylaws is not exclusive of any other rights to which such person may be entitled as a matter of law or by contract or by vote of the board of directors or the shareholders or otherwise. The Delaware Bylaws will also provide that the Delaware Company may purchase and maintain insurance on behalf of an individual who is or was a director, officer, employee or agent of the Delaware Company, or is or was serving at the request of the Delaware person who is or was an officer, employee or agent of the Company to the fullest extent allowed by the laws of Colorado or to a greater extent if consistent with law and if provided in the Bylaws, by resolution of the Company’s shareholders or directors or in a contract.

Additionally, the Bylaws provide that the Company may indemnify a director, officer or agent or former director, officer or agent against liability in the proceeding if such person acted with the required Standard of Conduct.

Further, the Bylaws provide that the Company must indemnify a director or former director for reasonable expenses if such person is successful in the defense of any proceeding to which such person was a party because such person was or is a director.

Company as a director, officer, employee, or agent of another entity, against liability asserted against or incurred by the individual in that capacity or arising from the individual’s status as a director, officer, employee or agent.

Advancement of Expenses
Colorado	Colorado Upon Reverse Stock Split Only	Delaware Upon Reincorporation

Under the C.R.S., a corporation may advance reasonable expenses to the Indemnitee in advance of the final disposition of a proceeding upon (i) a written affirmation of the Indemnitee’s good faith belief that the Indemnitee has met the specified Standard of Conduct and (ii) a written undertaking by or on behalf of the Indemnitee to repay such amount to the corporation if it is ultimately determined that the Indemnitee did not meet the specified Standard of Conduct.

The Bylaws provide that the Company may advance to such persons expenses incurred in such proceeding.

See Colorado column.

A corporation may advance reasonable expenses to the Indemnitee in advance of the final disposition of a proceeding upon a written undertaking by or on behalf of the Indemnitee to repay such amount to the corporation if it is ultimately determined that the Indemnitee did not meet the specified Standard of Conduct.

Under the Delaware Bylaws, the Delaware Company may advance expenses to any Indemnitee to the fullest extent allowed under the DGCL, provided that, if required under the DGCL, the Indemnitee must provide the Delaware Company with a written undertaking to repay such advances if it is ultimately determined that he or she did not meet the applicable Standard of Conduct.

Transactions with Officers and Directors
Colorado	Colorado Upon Reverse Stock Split Only	Delaware Upon Reincorporation

The C.R.S. contains a provision regarding interested transactions between a corporation and its directors that is substantively identical to the corresponding statute contained in the DGCL, except that the applicable C.R.S. statute only addresses transactions between a corporation and its directors (and not officers of a corporation).

Neither the Articles of Incorporation nor the Bylaws modify the C.R.S. provisions with respect to transactions with directors.

See Colorado column.

The DGCL provides that contracts or transactions between a corporation and one or more of its officers or directors or an entity in which they have a financial interest are not void or voidable solely because of such interest or the participation of the director or officer in a meeting of the board of directors or a committee which authorizes the contract or transaction if: (i) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the board of directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of disinterested directors, even though the disinterested directors are less than a quorum; (ii) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof or the stockholders.

Neither the Delaware Charter nor the Delaware Bylaws modify the DGCL provisions with respect to transactions with directors.

Appraisal and Dissenters’ Rights
Colorado	Colorado Upon Reverse Stock Split Only	Delaware Upon Reincorporation

Dissenting shareholders have the right to obtain the fair value of their shares in more circumstances under the C.R.S. than under the DGCL. Under the C.R.S., a properly dissenting shareholder is entitled to receive the appraised value of the shares owned by the shareholder when the corporation votes to: (i) merge or consolidate with another corporation, if shareholder approval is required and the shareholder is entitled to vote on the merger; (ii) participate in a share exchange, if the shareholder is entitled to vote on the share exchange; (iii) sell, lease or exchange all or substantially all of its property and assets other than in the regular course of the corporation’s business, if the shareholder is entitled to vote on the disposition; (iv) amend the corporation’s articles of incorporation with respect to a class or series of shares that reduces the number of shares of a class or series owned by the shareholder to a fraction of a share if the corporation has the obligation or right to repurchase the fractional share so created;

(v) convert the corporation to nonprofit status or to an unincorporated entity; or (vi) consummate a division in which the corporation does not survive; in each case, subject to certain exceptions, including with respect to a company listed on a national securities exchange or that has more than 2,000 stockholders. Dissenters’ rights under the C.R.S. are available to both record holders and beneficial holders.

Neither the Articles of Incorporation nor the Bylaws modify the C.R.S. provisions relating to dissenters’ rights.

See Colorado column.

Under the DGCL, stockholders have appraisal or dissenter’s rights, in the event of certain corporate actions such as a merger. These rights include the right to dissent from voting to approve such corporate action, and demand fair value for the shares of the dissenting stockholder. If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders meeting, a stockholder who wishes to assert dissenters’ rights must (i) deliver to the corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effected and (ii) not vote his shares in favor of the proposed action. If fair value is unsettled, the DGCL provides various procedures for the dissenter and the corporation to arrive at a fair value, which may ultimately be resolved by petition to the Court of Chancery where a corporation’s principal office or registered office is located.

Delaware law provides an exception to a stockholder’s appraisal rights commonly known as the “market-out” exception. In accordance with this exception, appraisal rights will not be available if stockholders hold stock of a corporation that is either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders.

Neither the Delaware Charter nor the Delaware Bylaws modify the DGCL provisions relating to appraisal rights.

Shareholders Rights to Examine Books and Records
Colorado	Colorado Upon Reverse Stock Split Only	Delaware Upon Reincorporation

Under the C.R.S., any shareholder of record or beneficial owner of a corporation may, upon five days’ written demand, inspect and copy certain records of the corporation, including its articles of incorporation, bylaws, shareholder actions, minutes of shareholder meetings, written communications with shareholders, list of the names and business addresses of current directors and officers, most recent periodic report, and recent financial statements. In addition, upon five days’ written demand, any such shareholder may inspect and copy the list of shareholders of the corporation and certain other corporate records, including excerpts of minutes of the meetings of the board of directors of the corporation and accounting records of the corporation, if the shareholder either (i) has been a shareholder for at least three months prior to the demand, or (ii) is a holder of at least 5% of all outstanding shares of any class of shares when the demand is made, provided in all instances that the demand is made in good faith for a proper purpose reasonably related to such person’s interests as a shareholder.

Neither the Articles of Incorporation nor the Bylaws contain a provision regarding examination rights.

See Colorado column.

Under the DGCL, the inspection rights of the stockholders of a corporation are the same as under the C.R.S., except: (i) there is No requirement that a stockholder has been a stockholder for at least three months or is a stockholder of at least 5% of all outstanding shares of any class of shares when the demand is made, and (ii) if a corporation refuses to permit inspection or does not reply to the demand within five business days after the demand has been made the stockholder may apply to the Court of Chancery for an order to compel such inspection.

Neither the Delaware Charter nor the Delaware Bylaws contains a provision regarding examination rights.

Dividends, Distributions and Repurchases and Redemptions of Shares
Colorado	Colorado Upon Reverse Stock Split Only	Delaware Upon Reincorporation

Unlike the DGCL, the C.R.S do not utilize the concept of par value of shares or contain statutory definitions of capital, surplus and the like. The C.R.S. permit a corporation to declare and pay cash or in-kind property dividends, to make distributions, or to repurchase shares unless, after giving effect to the transaction: (i) the corporation would not be able to pay its debts as they become due in the usual course of business; or (ii) the corporation’s total assets would be less than the sum of its total liabilities plus (unless a corporation’s articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

Neither the Articles of Incorporation nor the Bylaws prohibits (i) the payment of dividends or (ii) the repurchase and subsequent

See Colorado column.

The DGCL utilizes the concepts of par value, capital and surplus in determining whether a corporation can pay a dividend or repurchase shares. The DGCL permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, the DGCL generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

The term “capital” means the aggregate par value of all outstanding shares of capital stock reissuance of shares acquired by the Delaware Company.

and the term “surplus” means the excess of fair value of net assets over the amount of capital.

Neither the Delaware Charter nor the Delaware Bylaws prohibits (i) the payment of dividends or (ii) the repurchase and subsequent reissuance of shares acquired by the Delaware Company.

Business Combinations; Interested Transactions
Colorado	Colorado Upon Reverse Stock Split Only	Delaware Upon Reincorporation
Colorado law does not have a provision similar to Section 203 of the DGCL.	See Colorado column.

Section 203 of the DGCL provides that, subject to certain exceptions specified therein, a corporation shall not engage in any business combination with any “interested stockholder” for a three-year period following the date that such stockholder becomes an interested stockholder unless (i) prior to such date, the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder, (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced (excluding shares held by directors who are also officers and employee stock purchase plans in which employee participants do not have the right to determine confidentially whether plan shares will be tendered in a tender or exchange offer) or (iii) on or subsequent to such date, the business combination is approved by the board of directors of the corporation and by the affirmative vote at an annual or special meeting, and not by written consent, of at least 66 2/3% of the outstanding voting stock which is not owned by the interested stockholder. Except as specified in Section 203 of the DGCL, an interested stockholder is defined to include (a) any person that is the owner of 15% or more of the outstanding voting stock of the corporation or is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation, at any time within three years immediately prior to the relevant date, and (b) the affiliates and associates of any such person.

Under certain circumstances, Section 203 of the DGCL may make it more difficult for a person who would be an “interested stockholder” to effect various business combinations with a corporation for a three-year period, although the corporation’s certificate of incorporation or stockholder may elect to exclude a corporation from the restrictions imposed thereunder.

The Delaware Charter does not exclude the Delaware Company from the restrictions imposed under Section 203 of the DGCL.

Merger with Subsidiary
Colorado	Colorado Upon Reverse Stock Split Only	Delaware Upon Reincorporation
The provisions contained in the C.R.S. regarding a parent and subsidiary merger are substantially similar to the provisions contained in the DGCL.	See Colorado column.

The DGCL provides that a parent corporation may merge into a subsidiary and a subsidiary may merge into its parent, without stockholder approval, where such parent corporation owns at least 90% of the outstanding shares of each class of capital stock of its subsidiary

Mergers, Acquisitions and Transactions with Controlling Shareholder
Colorado	Colorado Upon Reverse Stock Split Only	Delaware Upon Reincorporation

Under the C.R.S., a merger, conversion or exchange must be approved by a majority of the outstanding shares entitled to vote. No vote of shareholders of the surviving corporation on a plan of merger or of the shareholders of the acquiring corporation in a plan of exchange, however, is required if (i) the articles of incorporation of the surviving or acquiring corporation will not differ from its articles of incorporation before the transaction; (ii) each shareholder of the surviving or acquiring corporation whose shares were outstanding immediately before the transaction will hold the same number of shares, with identical designations, preferences, limitations, and relative rights, immediately after the transaction; (iii) the number of voting shares outstanding immediately after the transaction, plus the number of voting shares issuable as a result of the transaction will not exceed by more than 20% the total number of voting shares of the surviving or acquiring corporation outstanding immediately before the transaction; and (iv) the number of participating shares outstanding immediately after the transaction, plus the number of participating shares issuable as a result of the transaction will not exceed by more than 20% the total number of participating shares outstanding immediately before the transaction.

See Colorado column.

Under the DGCL, a merger, consolidation, sale of all or substantially all of a corporation’s assets other than in the regular course of business or dissolution of a corporation must be approved by a majority of the outstanding shares entitled to vote. No vote of stockholders of a constituent corporation surviving a merger, however, is required (unless the corporation provides otherwise in its certificate of incorporation) if (i) the merger agreement does not amend the certificate of incorporation of the surviving corporation; (ii) each share of stock of the surviving corporation outstanding before the merger is an identical outstanding or treasury share after the merger; and (iii) the number of shares to be issued by the surviving corporation in the merger does not exceed twenty (20%) of the shares outstanding immediately prior to the merger.

The Delaware Charter does not make any provision with respect to such mergers.

Class Voting
Colorado	Colorado Upon Reverse Stock Split Only	Delaware Upon Reincorporation

The C.R.S. require voting by separate classes only with respect to amendments to the articles of incorporation that (i) increase or decrease the aggregate number of authorized shares of the class; (ii) effect an exchange or reclassification of all or part of the shares of the class into shares of another class; (iii) effect an exchange or reclassification, or create the right of exchange, of all or part of the shares of another class into shares of the class; (iv) change the designation, preferences, limitations, or relative rights of all or part of the shares of the class; (v) change the shares of all or part of the class into a different number of shares of the same class; (vi) create a new class of shares having rights or preferences with respect to distributions or dissolution that are prior, superior, or substantially equal to the shares of the class; (vii) increase the rights, preferences, or number of authorized shares of any class that, after giving effect to the amendment, have rights or preferences with respect to distributions or to dissolution that are prior, superior, or substantially equal to the shares of the class; (viii) limit or deny an existing preemptive right of all or part of the shares of the class; or (ix) cancel or otherwise affect rights to distributions or dividends that have accumulated but have not yet been declared on all or part of the shares of the class.

See Colorado column.

The DGCL requires voting by separate classes only with respect to amendments to the certificate of incorporation that adversely affect the holders of those classes or that increase or decrease the aggregate number of authorized shares or the par value of the shares of any of those classes.

The Delaware Charter will provide that, except as otherwise provided by law, the holders of the outstanding shares of the Delaware Company common stock shall have voting rights, except that holders of the outstanding shares of the Delaware Company common stock shall not be entitled to vote on any amendment of the Delaware Charter that relates solely to the terms of a series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to the Delaware Charter.

Preemptive Rights
Colorado	Colorado Upon Reverse Stock Split Only	Delaware Upon Reincorporation

The C.R.S. provide that the shareholders of a corporation do not have a preemptive right to acquire unissued shares except to the extent provided by subsections (3) to (6) of section 7-117-101 or the articles of incorporation.

The Articles of Incorporation states that shareholders do not have any preemptive rights to acquire additional shares issued by the Company.

	See Colorado column.	Under Delaware law, a stockholder does not have preemptive rights unless such rights are specifically granted in the certificate of incorporation.
Proxies
Colorado	Colorado Upon Reverse Stock Split Only	Delaware Upon Reincorporation

Under the C.R.S., a proxy executed by a shareholder is valid for the term specified in the appointment form and, if no term is specified, is valid for eleven months unless the appointment is irrevocable.

	See Colorado column.	Under the DGCL, a proxy executed by a stockholder will remain valid for a period of three years unless the proxy provides for a longer period.

Notice of Shareholder Proposal
Colorado	Colorado Upon Reverse Stock Split Only	Delaware Upon Reincorporation

The Bylaws provide that, in order to be deemed timely, notice of a shareholder proposal to be considered at a meeting of the shareholders must generally be delivered to, or mailed and received at, the principal office of the Company not less than 120 days nor more than 150 days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than 30 days before or after such anniversary date, to be timely, notice by the shareholder must be so delivered, or mailed and received, not later than the later of (i) 90 days prior to such annual meeting, or (ii) the date that is 10 days after the day on which public disclosure of the date of such annual meeting was first made.

See Colorado column.

The Delaware Bylaws will provide that, in order to be deemed timely, notice of a stockholder proposal to be considered at a meeting of the stockholders must generally be submitted to the Delaware Company no later than 45 days nor earlier than 75 days before the one-year anniversary of the mailing of proxy materials for the preceding year’s annual stockholder meeting.

Forum Selection
Colorado	Colorado Upon Reverse Stock Split Only	Delaware Upon Reincorporation

A corporation’s articles of incorporation or the bylaws may require that any or all internal corporate claims must be brought exclusively in any specified court of Colorado and, if so specified, in any additional courts in Colorado or in any other jurisdiction with which the corporation has a reasonable relationship.

No provision of the articles of incorporation or the bylaws may prohibit bringing an internal corporate claim in the courts of Colorado or require the claims to be determined by arbitration.

Neither the Articles nor Bylaws contain an exclusive forum provision.

See Colorado column.

The Delaware Bylaws will provide that the Delaware Court of Chancery will be the exclusive forum for certain types of claims, including any derivative actions and actions asserting claims for breach of fiduciary duties.

Certain Federal Income Tax Consequences of Reincorporation

The Company intends for the Reincorporation to be a tax-free reorganization of the Company under 368(a)(1)(F) of the Code. Assuming the Reincorporation qualifies as a tax-free reorganization, neither the Company nor any Company shareholder will recognize any gain or loss as a result of the Reincorporation. Each holder will have the same basis and holding period in the Company’s Common Stock received as a result of the Reincorporation as that holder has in the corresponding Common Stock held at the time the Reincorporation occurs.

This proxy statement only discusses U.S. federal income tax consequences and has done so only for general information. This proxy statement does not address all of the federal income tax consequences that may be relevant to particular shareholders based upon individual circumstances or to shareholders who are subject to special rules, such as, financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign holders or holders who acquired their shares as compensation, whether through employee stock options or otherwise. This proxy statement does not address the tax consequences under state, local or foreign laws, or federal non-income tax laws.

This discussion was based on the Code, regulations, rulings and decisions in effect as of the date of this proxy statement, all of which are subject to differing interpretations and change, possibly with retroactive effect. The Company has neither requested nor received a tax opinion from legal counsel or rulings from the Internal Revenue Service regarding the consequences of the Reincorporation. There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the consequences discussed above.

You should consult your own tax advisor to determine the particular tax consequences to you of the Reincorporation, including the applicability and effect of federal, state, local, foreign and other tax laws.

OUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE PROPOSAL TO REINCORPORATE IN DELAWARE.

For additional information about the Merger, including a summary of the terms of the Merger Agreement entered into in connection with the Merger, see the section entitled “The Merger” below.

THE MERGER

The Companies

Scott’s Liquid Gold-Inc.

Overview

The Company was incorporated on February 15, 1954. Scott’s Liquid Gold-Inc. exists to positively impact consumers’ lives in the markets we serve and create shareholder value. We develop, market, and sell high-quality products to mass merchandisers, drugstores, supermarkets, hardware stores, e-commerce retailers, other retail outlets, and to wholesale distributors. Our long history has generated strong consumer and customer loyalty for our brands.

On an ongoing basis, management focuses on a variety of key indicators to monitor our business health and performance. These key indicators include (but are not limited to) the following:

•
Net sales (collectively and by operating segment);
•
Profitability, focusing on gross margins and net income; and
•
Cash flow.

To achieve our business and financial objectives, we focus on initiatives to drive the growth of the key indicators above. Our ability to drive and generate growth depends on consumer demand for our products and retail customers’ willingness to carry our products in a competitive marketplace. In this environment, we intend to continue to focus on our key indicators to remain competitive, sustain our current level of operations, and drive further growth in future periods.

During 2023, the Company focused on optimization, cost reduction, and modernization of our business. These included (but were not limited to) the following:

•
Selling assets with low margins or limited future growth potential to optimize our product portfolio;
•
Paying off debt and improving cash flows from operations through optimization of cost structure; and
•
Restructuring and consolidating business departments to facilitate greater cross-functional teamwork and workplace efficiency.

Outlook

Looking forward, we are focused on both short- and long-term strategies that we believe will enhance our financial health and deliver shareholder value. The Company entered into the Merger Agreement with the purpose of creating meaningful shareholder value for all shareholders of the combined company.

While the marketplace for household products has always been highly competitive, we expect that the category challenges and the level of competition will continue to rise. We believe that some of the trends in our business and industry could adversely affect our profitability, including the following:

•
Changes in national and international regulations;
•
Changes in policies or practices of some of our key retail customers;
•
Rapid growth of e-commerce and alternative retail channels; and
•
Inflationary impacts to the costs of products, transportation, and labor associated with our logistics and warehousing partners.

Divestitures

•
On September 15, 2023, we entered into and consummated a Stock Purchase Agreement with Neoteric Beauty Holdings, LLC (the “Neoteric Buyer”), pursuant to which the Company agreed to sell 100% of the outstanding stock of our wholly owned subsidiary Neoteric Cosmetics, Inc. (“Neoteric”) to the Neoteric Buyer. Neoteric owned and operated the Denorex®, Zincon®, and Neoteric Diabetic Skin Care® brands. We have reflected the operations of the Neoteric brands as discontinued operations for all periods presented. The Neoteric brands were previously classified under our health and beauty care products segment.

•
Effective June 30, 2023, we entered into, and in July 2023 we closed, a purchase agreement with a buyer, pursuant to which we agreed to sell all of our right, title, and interest in and to certain assets of the Alpha® Skin Care brand. The Alpha product line was previously classified under our health and beauty care products segment.
•
Effective June 30, 2023, we entered into, and in July 2023 closed, a purchase agreement with a buyer, pursuant to which we agreed to sell all of our right, title, and interest in and to certain assets of the of the BIZ® brand. The BIZ® product line was previously classified under our household products segment.
•
On January 23, 2023, we entered into an asset purchase agreement with a buyer, pursuant to which we agreed to sell all of our right, title, and interest in and to certain assets of the Scott’s Liquid Gold® brand, including the Wood Care and Floor Restore products. We have reflected the operations of the Scott’s Liquid Gold® brand as discontinued operations for all periods presented, which was previously classified under our household products segment.
•
On December 15, 2022, we entered into an asset purchase agreement with a buyer, pursuant to which we agreed to sell all of our right, title, and interest in and to certain assets of the Prell® product line. We have reflected the operations the Prell® product line as discontinued operations for all periods presented, which was previously classified under our household products segment.

Our Common Stock is currently traded on the OTC Pink Market tier of OTC Markets under the symbol “SLGD.”

The principal executive offices of the Company are located at 720 S. Colorado Blvd, PH N, Denver, Colorado, 80246, and its telephone number is (303)576-6027.

For more information on the Company, see the reports and other information the Company files with the SEC, including its annual report on Form 10-K for the year ended December 31, 2023. These filings may be viewed on the Internet at www.sec.gov. Additional information about the Company is included in the documents incorporated by reference in this proxy statement. See “Where You Can Find More Information” beginning on page [●].

HKNY ONE, LLC

Merger Sub is a wholly-owned subsidiary of the Company and was formed in Delaware on December 5, 2023, solely for the purpose of facilitating the Merger. Merger Sub has not carried on any activities to date, except for activities incidental to its formation and activities undertaken in connection with the transactions contemplated by the Merger Agreement.

Horizon Kinetics LLC

Overview

Horizon Asset Management, Inc. (“Horizon”) was incorporated in 1994. Certain principals of Horizon formed Kinetics Asset Management LLC (“Kinetics”) in 1996. In 2011, Horizon merged with Kinetics and other related entities to form Horizon Kinetics Asset Management LLC, a wholly owned subsidiary of Horizon Kinetics LLC.

Horizon Kinetics, through its wholly owned registered investment advisor, is an investment advisory and independent research firm. Horizon Kinetics is a fundamental value, contrarian-oriented investment advisor. It was founded on the belief that a short-term investment approach, widely adopted with the modernization of financial markets, ultimately produces sub-optimal returns. Horizon Kinetics believes that investors are better served not by taking more risk, but by extending their investment time horizon, which affords far wider ranges of opportunity and valuation than are available to time-constrained investors.

Horizon Kinetics strategies are offered through third-party investment products, including mutual funds, third-party exchange-traded funds (“ETFs”), institutional and retail separate accounts and other private funds and investment vehicles.

Its principal executive offices are located at 470 Park Avenue South, New York, New York 10016, and its telephone number is (646) 495-7330. Its website is www.horizonkinetics.com. The contents of Horizon Kinetics’ website are not incorporated by reference in this proxy statement.

Horizon Kinetics is a private company and therefore has no established trading market for its membership interests.

Assets Under Management

Horizon Kinetics’ principal source of revenue is generated from the advisory fee income earned from managing client accounts pursuant to investment advisory and sub-advisory agreements. The fees earned, which include both management and performance fees, depend upon several factors, including the investment strategy, size of account and servicing needs. Cash flows from client subscriptions and redemptions as well as market fluctuations impact the level of the firm’s assets under management, and therefore, its revenues. Assets under management as of December 31, 2023 were approximately $6.5 billion, and as of March 31, 2024 were approximately $7.1 billion.

Competitive Strengths

Stable, Tenured Investment Team and Culture

A key strengths of the firm is its culture. Horizon Kinetics is an employee-owned entity led by senior investors who have worked together for over thirty years. The founders of Horizon Kinetics still drive the investment process and culture of the firm. They actively seek to create a collaborative environment, encouraging an open exchange of ideas, group discussion and revision and a collegial atmosphere where analysts and portfolio managers can build long-term careers. As a result, there has been minimal turnover in senior portfolio managers at the firm since its inception, which has resulted in greater consistency in interpretation and application of the firm’s philosophy.

Horizon Kinetics is well-capitalized and has no debt. Further, Horizon Kinetics has made great strides to strengthen its business operations over the past few years, during a time when many firms were forced to downsize. The firm has made substantial investments in technological infrastructure and senior management personnel, which has enhanced the overall client experience and has increased the capacity of the investment team by relieving its members of many of their former administrative duties.

Unique Investment Philosophy and Approach

In addition to its long-term, contrarian investment philosophy, the dedication to in-house proprietary research makes Horizon Kinetics unique. The investment team’s focus on companies possessing what it perceives as “predictive attributes” (e.g., spin-offs, owner operated companies and dormant/hidden assets) rather than the traditional benchmark-oriented parameters has allowed it to invest in areas not widely covered in most indexes and ETF universes.

Horizon Kinetics produces all of its research in-house. One of its most important assets is its intellectual capability, which is offered to clients through its investment advisory services and through its research products. Horizon Kinetics’ dedication to independent written research ensures that investment theses are articulated and stand on their own, and provides a definitive reference for re-evaluation of positions as investments evolve.

Horizon Kinetics believes its non-traditional approach to research, which serves as the foundation of its security selection process, sets its work apart from that of mainstream investors, as demonstrated by the consistently high long-term peer performance rankings and lower excess return correlations compared to peers. It also believes that the strategies offered present a compelling opportunity for investors seeking alpha generation and diversification in the all cap equity space, as illustrated by the lack of correlation to traditional industry benchmarks.

Alignment of Interest

In addition, Horizon Kinetics and its senior investment team members have a significant portion of their personal funds invested alongside their clients, reiterating their dedication to the firm, investment philosophy and ultimately the clients.

Growth Strategy

Horizon Kinetics’ intends to grow its business by producing superior returns for its existing investment products and services by growing assets and attracting new assets, offering additional products and services that are sufficiently differentiated from mainstream competitors and exploring opportunities to grow its business through acquisitions, partnerships, investments or other strategic transactions. Such future growth will depend, in part, on Horizon Kinetics’ ability to maintain adequate financial, regulatory and business controls, provide current and future investors with accurate and consistent reporting, and train, manage and appropriately size its work force and other components of the business on a timely and cost-effective basis.

Historical Investment Performance of Horizon Kinetics Funds

The historical performance of the Horizon Kinetics’ investment products and services is relevant to the extent it is indicative of its reputation and ability to raise new funds. Historical returns of the Horizon Kinetics’ investment products and services should not be considered indicative of the future returns of these or any future products or services it may raise in the future. The investment performance Horizon Kinetics is able to achieve for its clients varies over time and the variance can be wide, as the firm does not generally rebalance accounts as a result of market appreciation or depreciation. Additionally, market conditions during previous periods may have been significantly more favorable for generating positive performance than market conditions in the future and the investment products and services were made over a long period of time and over the course of various market and macroeconomic cycles. Furthermore, the investment products and services’ rates of return, some of which are calculated on the basis of a net asset value of a fund’s investments, reflect unrealized gains, which may never be realized. In recent years, passively managed index funds have attracted significant assets from active managers like Horizon Kinetics, and it is possible such a trend will continue which would result in a negative impact on investment performance.

Competition

The asset management business is intensely competitive, with competition based on a variety of factors, including investment performance, the quality of service provided to clients, brand recognition and business reputation. Horizon Kinetics’ asset management business competes for investors and investment opportunities with other investment managers, wealth managers, index providers and corresponding funds, commercial banks, financial institutions, and other parties. Some of these competitors have significantly larger asset bases that may allow them to experience economies of scale that provide them with certain competitive advantages.

The ability to compete may depend on Horizon Kinetics’ ability to attract new employees and retain our existing employees.

Employees

As of December 31, 2023, Horizon Kinetics had 75 employees, 21 of which were considered investment professionals, in 4 offices located in New York, New York, White Plains, New York, Summit, New Jersey and Charlotte, North Carolina. The management of the business is currently overseen by an Executive Management Committee that meets regularly to discuss strategy and operational matters. Investments are overseen by an Investment Committee that meets periodically with the team of investment professionals, marketing and compliance staff to review market conditions, existing and potential investments, and other strategic initiatives. Horizon Kinetics strives to create a supportive environment that encourages employees to continuously develop their skills.

Regulatory and Compliance Matters

In recent years, the volume of claims and amount of damages asserted in litigation and regulatory proceedings against investment managers have been increasing. Horizon Kinetics makes investment decisions on behalf of its investors that could result in substantial losses. Such decisions may subject Horizon Kinetics to the risk of actions alleging misconduct, breach of fiduciary duty or breach of contract. Additionally, Horizon Kinetics and its affiliates that are the investment managers and general partners of funds it manages, the funds themselves and those employees who are officers of the funds are each exposed to the risk of litigation specific to the funds’ investment activities and portfolio companies, and in the case where its funds own a controlling interest in public companies, to the risk of shareholder litigation by the public companies’ other shareholders. Moreover, Horizon Kinetics are exposed to risks of litigation or investigation by investors or regulators relating to its engagement, or its funds’ engagement, in transactions that presented conflicts of interest that were not properly addressed.

Horizon Kinetics and its funds are more generally subject to extensive and changing regulation, including periodic examinations by governmental agencies and self-regulatory organizations in the United States and foreign jurisdictions in which they operate. From time to time, these examinations result in requests for information from Horizon Kinetics or its funds. Horizon Kinetics may incur significant costs and expenses in connection with any such information requests, proceedings or investigations, which could result in penalties or other sanctions. Regulatory actions can have an adverse effect on Horizon Kinetics’ financial results, including as a result of a sanction, limitation on its personnel’s activities or other restriction. Even if an investigation or proceeding does not result in a sanction or other penalty imposed on Horizon Kinetics or its personnel, the adverse publicity relating to the same could harm its reputation, and thus, its assets and revenue.
To a large extent, Horizon Kinetics relies on its business relationships and reputation for integrity to attract and retain investors and to pursue investment opportunities for its clients. As such, allegations of improper conduct, regardless of whether the ultimate outcome is favorable, as well as negative publicity about Horizon Kinetics, its investment activities or the investment industry in general could damage its business.

Horizon Kinetics aims to maintain a culture of compliance using policies and procedures such as a code of ethics, compliance systems, and employee education and training. All employees must certify their understanding of and compliance with the policies of the firm. Horizon Kinetics has a compliance team, supervised by its Chief Compliance Officer, that monitors the applicable regulatory requirements and manages its compliance policies and procedures. Through its policies and procedures, Horizon Kinetics addresses a variety of regulatory and compliance risks such as the handling of material non-public information, personnel securities trading, document and email retention, conflicts of interest, and the allocation of investment opportunities.

Properties

Horizon Kinetics leases offices in New York, NY, Summit, NJ, White Plains, NY, and Charlotte, North Carolina.

Legal Proceedings

From time to time, Horizon Kinetics may be subject to legal proceedings and claims in the ordinary course of business. Horizon Kinetics is not currently a party to any litigation.

Other Information Concerning Horizon Kinetics

Horizon was incorporated as Horizon Asset Management, Inc. in 1994 (“Horizon”). Certain principals of Horizon later formed Kinetics Asset Management LLC (“Kinetics”) in 1996. In 2011, Horizon merged with Kinetics and other related entities to form Horizon Kinetics Asset Management LLC, a wholly owned subsidiary of Horizon Kinetics LLC. Its Board of Managers consists of Murray Stahl, Steven Bregman, Peter Doyle, Lawrence Doyle, Tom Ewing, Michael Zurakhinsky, Alun Williams and Jay Kesslen.

Its principal executive office is located at 470 Park Avenue South, New York, New York 10016, and its telephone number is (646) 495-7330. Its website is www.horizonkinetics.com. The contents of Horizon Kinetics’ website are not incorporated by reference in this proxy statement.

Horizon Kinetics is a private company and therefore has no established trading market for its membership interests. As of the date of this proxy statement, Horizon Kinetics has approximately 26 members of record. However, immediately prior to the closing of the Merger, Horizon Kinetics expects to effect an internal reorganization as a result of which it will merge with two of its member corporations, Kinetics Common Inc. and Kinetics Holdings, and as a result of which it would have 26 members of record at the time of the Merger. Unless otherwise specified, the information provided in this proxy statement assumes such internal reorganization.

As of the date of this proxy statement, neither Horizon Kinetics nor any of its member companies expected to merge into Horizon Kinetics as part of the reorganization described above has any securities authorized or reserved for issuance under equity compensation plans.

This proxy statement contains audited financial statements of Horizon Kinetics for the years ended December 31, 2023 and 2022.

Effects of the Merger

If both the Reincorporation Proposal and the Reverse Stock Split Proposal are approved, and the Merger proceeds, then:

•
the Plan of Conversion substantially in the form attached as Annex B to this proxy statement will take effect, articles of conversion will be filed with the Colorado Secretary of State and the Certificate of Conversion substantially in the form attached as Annex C to this proxy statement will be filed with the Delaware Secretary of State,
•
the Certificate of Incorporation substantially in the form attached as Annex D to this proxy statement and Bylaws substantially in the form attached as Annex E to this proxy statement will become the charter and bylaws, respectively, of the combined company (to which we also refer as the “Delaware Charter” and the “Delaware Bylaws,” respectively), and
•
the Merger Certificate substantially in the form attached as Annex F to this proxy statement will be filed with the Delaware Secretary of State to merge Merger Sub with and into Horizon Kinetics, with Horizon Kinetics being the surviving entity.

As a result of such actions, (a) the number of outstanding shares of Common Stock will increase, (b) the ratio of authorized and unissued shares of Common Stock to authorized and issued shares of Common Stock will decrease, (c) we will convert from a Colorado corporation to a Delaware corporation; and (d) our name will be changed to “[●]”.

Reasons for the Merger

In evaluating the Merger, including the issuance of the shares of the Company’s Common Stock in connection with the Merger, the Company’s Board of Directors consulted with the Company’s management, and, in reaching its decision to recommend the issuance of shares of our Common Stock in connection with the Merger and approving the Merger, the Board of Directors considered a number of factors including the following:

•
the fact that the Board of Directors had periodically discussed and reviewed the Company’s business, strategic direction, performance and prospects, and had periodically reviewed and discussed with management potential strategic alternatives and opportunities with a view towards enhancing shareholder value;
•
the fact that the Company has acquired and sold a number of brands over the past decade, giving members of the Board of Directors and management frequent opportunity to discuss potential acquisitions and divestitures with other industry participants;
•
regular reviews by the Board of Directors and management over the course of 2021, 2022, and 2023 of the Company’s portfolio of brands, performance, and financial position, and a resulting determination by the Board of Directors to sell, over the same time period, the Dryel, Scott’s Liquid Gold, Floor Restore, Prell, Biz, Alpha Skin Care, Denorex, Zincon, and Neoteric Diabetic brands to reduce debt and generate cash;
•
the evaluation by the Board of Directors of (1) the possibility of liquidating the Company and the amount that the Company’s shareholders would receive upon liquidation, (2) the possibility of the Company continuing its operations using only the Company’s pet care brands; and (3) a different strategic transaction or potential recapitalization, and determination that all such alternatives were less favorable to our shareholders than the Merger given the potential risks, rewards and uncertainties associated with those alternatives;
•
the fact that Horizon Kinetics and the members of the Board of Directors share similar philosophies and approaches to investment and value creation;
•
the following factors related to Horizon Kinetics and its business:
o
Horizon Kinetics’ financial performance over time;
o
Horizon Kinetics’ greater scale;
o
Horizon Kinetics’ strong balance sheet;
•
the historical market prices of our Common Stock;
•
the expectation that the Merger will significantly strengthen the Company’s financial liquidity and cash flow;
•
the expectation that a Merger will allow the Company’s shareholders to own shares in a combined company that will have significantly larger market capitalization, with the following associated benefits, each of which could offer the opportunity of increased liquidity for the Company’s shares of Common Stock following the completion of the Merger:
o
The combined company will have a stronger balance sheet compared to the Company on a stand-alone basis, with more working capital than the Company on a stand-alone basis;
o
The potential of the combined company to receive greater interest from institutional investors; and
o
The potential ease of attracting talent by being a larger public reporting entity.
•
the belief that there are attractive opportunities in the asset management industry where Horizon Kinetics has successfully grown their presence over an extended period of time, and the Board of Directors’ view that those opportunities should be available to the Company’s shareholders.

Our Board of Directors also considered the potential risks of the share issuance and the Merger, including the significant dilution to the Company’s current shareholders and the risks set forth in the section of this proxy statement entitled “Risk Factors.”

The foregoing discussion of the information and factors considered by our Board of Directors is not intended to be exhaustive, but is believed to include the material factors considered by our Board of Directors. In view of the wide variety of factors considered by our Board of Directors in connection with its evaluation of the share issuance and the Merger, our Board of Directors did not consider it practical to, and did not, quantify, rank or otherwise assign specific weights to the factors that it considered in reaching its determination and recommendation. In considering the factors described above and other factors, individual members of our Board of Directors may have given different weight to different factors. Our Board of Directors considered this information as a whole, and overall considered the information and factors to be favorable to, and in support of, its determinations and recommendation.

This explanation of our Board’s reasoning and all other information presented in this section are forward-looking in nature and, therefore, you should read them in light of the factors discussed in the section of this proxy statement entitled “Forward-Looking Statements.”

The combination of the two companies is expected to provide the Company greater growth prospects and higher shareholder value than if the Company continued to operate alone.

Background of the Merger

The following chronology summarizes the Company’s negotiations, transactions and material contacts that led to the signing of the Merger Agreement. It includes negotiations, transactions and material contacts between the Company and its executive officers, directors and other control persons, on the one hand, and Horizon Kinetics and its affiliates, on the other hand. This chronology does not purport to catalogue every contact or conversation of or among such parties.

The Board of Directors has periodically discussed and reviewed our business, strategic direction, performance and prospects. The Board has also periodically reviewed and discussed with management various potential strategic alternatives and opportunities with a view towards enhancing shareholder value. The Company has acquired and sold a number of brands over the past decade, and the Board and management frequently have conversations with other industry participants regarding potential strategic actions, including acquisitions, divestitures, and mergers, among other potential actions.

Beginning in 2021, the Board and management regularly reviewed the Company’s portfolio of brands, performance, and financial position, including the Company’s lack of profitability and its negative levered cash flow. The Board and management decided to consider asset or brand sales to reduce debt, and, over the course of the succeeding 33 months, representatives of the Board and management had numerous communications with potential buyers of assets. Those communications did not involve Horizon Kinetics or its affiliates and are therefore not described in this summary.

In December 2021, the Company executed an agreement to sell its Dryel brand, the proceeds of which were used to pay down debt.

On August 16, 2022, Mr. Roller had an introductory call with representatives of Party A, a branded consumer product company, to discuss their backgrounds and business interests.

On August 23, 2022, Maran Capital Management, LLC, an entity controlled by Mr. Roller, and Party A entered into a Mutual Confidentiality Agreement.

On September 15, 2022, a representative of Horizon Kinetics reached out via email to Mr. Roller to introduce himself.

On September 21, 2022, Mr. Roller had a telephone conversation with the representative from Horizon Kinetics, in which they discussed their backgrounds, investment philosophies, and various business interests. They also had a high-level discussion regarding the business, opportunities, strategy, risks, and financial position of the Company.

On October 14, 2022 Mr. Roller met with the representative of Horizon Kinetics in Denver, at which meeting they continued high level discussions about the business, opportunities, strategy, risks, and financial position of the Company.

Mr. Roller introduced the representative of Horizon Kinetics to Rimmy Malhotra, an independent director of the Company, and on October 25, 2022, Mr. Malhotra had a telephone conversation with the representative from Horizon Kinetics, in which they discussed their backgrounds, investment philosophies, and various business interests.

On December 8, 2022, the Company engaged Hahnbeck, a global M&A advisory firm focused on consumer brands and e-commerce, to assist the Company with sourcing potential buyers for some or all of the Company’s remaining brands.

On December 15, 2022, the Company executed an agreement to sell its Prell brand, the proceeds of which were used to pay down debt.

On December 15, 2022, the Company and Horizon Kinetics entered into a NDA.

On December 18, 2022, Mr. Roller had a telephone conversation with the representative from Horizon Kinetics, in which the parties continued their discussions regarding the business, opportunities, strategy, risks, and financial position of the Company.

In January and February 2023, Hahnbeck contacted 120 potential buyers of the Company’s brands. Fifty-eight (58) potential buyers signed NDAs to obtain information about the Company’s remaining brands. Of the fifty-eight (58) potential buyers, the Company received the following follow-up calls and/or requests: (i) fifteen (15) potential buyers scheduled follow-up calls or had follow-up requests for information on the Company’s Alpha Skincare brand; (ii) nine (9) scheduled follow-up calls or had follow-up requests for information on the Company’s pet brands; (iii) five (5) scheduled follow-up calls or had follow-up requests on the Company’s shampoo brands; and (iv) four (4) scheduled follow-up calls or had follow-up requests for information on the Company’s Biz brand.

On January 23, 2023, the Company executed an agreement to sell its portfolio of wood care brands, the proceeds of which were used to pay down debt.

On January 23, 2023, Mr. Roller had a telephone conversation with the representative from Horizon Kinetics, in which they discussed the business, opportunities, strategy, risks, and financial position of the Company in more detail.

On January 30, 2023, Party A shared certain due diligence information with the Company.

On February 3, 2023 Mr. Roller and representatives from Horizon Kinetics, including Murray Stahl, Chief Executive Officer of Horizon Kinetics, had a Zoom meeting. Mr. Stahl presented the idea of a potential merger between Horizon Kinetics and the Company.

On February 6, 2023, Mr. Roller had a follow-up call with a representative from Horizon Kinetics to discuss a potential merger between the parties.

On February 13, 2023 Mr. Roller and Mr. Malhotra, met with representatives of Horizon Kinetics, including Mr. Stahl, at their corporate headquarters in New York City to discuss a potential merger.

During late February through April 2023, the Company and Horizon Kinetics shared various due diligence materials with Mr. Malhotra and Mr. Roller.

On March 9, 2023, Mr. Roller had a call with representatives from Party A to discuss a potential transaction between the Company and Party A.

On March 15, 2023, Mr. Roller and representatives from Horizon Kinetics, including Jay Kesslen, Horizon Kinetics’ general counsel, further discussed a potential transaction between the two parties.

On March 27, 2023, Mr. Roller and Alun Williams, Chief Operating Officer of Horizon Kinetics, had a conversation regarding the operations of Horizon Kinetics and the Company.

On April 5, 2023, Mr. Roller met with representatives from Party A to discuss a potential transaction between the Company and Party A. During March 2023 through April 2023, the Company and Party A shared various due diligence materials and had a number of conversations regarding a potential transaction.

On May 1, 2023, the Company entered into a term sheet with Party A that laid out the terms under which the Company proposed to acquire Party A.

On May 4, 2023, the Company’s Board of Directors met to discuss the Company’s financial position, strategy, asset sale process, potential strategic transactions, and discuss the various conversations between the Company and Party A.

Over the course of May 2023, the Company and Party A and their respective advisors and representatives had a number of calls and communications regarding a potential transaction.

On June 9, 2023, the Board held a meeting in which it discussed the Company’s financial position, strategy, asset sale process, and potential strategic transactions, including the status of the potential transaction with Party A.

Over the course of June 2023, the Company and Party A continued to have discussions regarding a potential transaction.

On June 30, 2023, the Board held a meeting in which it discussed, among other things, the Company’s financial position, strategy, asset sale process, and potential strategic transactions. After discussion and deliberation, the Board voted on and approved the sales of the Company’s Biz and Alpha Skin Care brands in two separate transactions.

On June 30, 2023, the Company executed two different agreements to sell its Biz and Alpha Skin Care brands to two different buyers.

On August 23, 2023, Party A’s financial advisor wrote to confirm that negotiations related to the Term Sheet dated May 1, 2023 had been discontinued by the parties.

On August 23, 2023 and August 28, 2023, Mr. Roller and Mr. Malhotra continued their discussions with a number of representatives of Horizon Kinetics, including Mr. Stahl and Mr. Williams, regarding a potential merger.

Between August 28, 2023 and August 30, 2023 Mr. Malhotra, Mr. Roller and John McAnnar, an independent director of the Company, drafted and revised a draft LOI regarding a potential transaction with Horizon Kinetics.

On August 30, 2023, Mr. Roller delivered to a representative of Horizon Kinetics a draft LOI regarding a potential merger between the two companies.

On September 6, 2023, Mr. Kesslen delivered comments on the draft LOI.

On September 8, 2023, the Board held a meeting in which it discussed the Company’s financial position, strategy, the status of its various discussions regarding asset sales and potential strategic transactions. At this meeting, the Board reviewed and discussed the key terms in the draft LOI with Horizon Kinetics.

On September 12, 2023, the Company and Horizon Kinetics entered into an LOI regarding a potential merger between the parties, following which Mr. Kesslen provided the Company and its counsel, Hill, Ward & Henderson, P.A. (“HWH”), with Horizon Kinetics’ pro forma capitalization schedule and unaudited financial statements. At this meeting, HWH advised the Board of Directors of its duties.

Beginning in the second half of September through December 2023, the Company and Horizon Kinetics and their respective advisors and representatives, including HWH, had a number of calls and correspondence regarding the terms of a potential transaction and the drafting of a merger agreement. During that time period, Mr. Roller, Mr. Malhotra and representatives of Horizon Kinetics, including Mr. Kesslen, had multiple phone calls to discuss items related to the merger, including diligence requests and the terms of the merger agreement. During such time, HWH provided multiple updates to the non-management members of the Board to discuss the transaction and potential structural and timing matters, and non-management members of the Board conferred informally with one another to address issues that arose from the discussions between Mr. Roller, Mr. Malhotra and HWH, on the one hand, and representatives of Horizon Kinetics, on the other hand.

On September 15, 2023, the Company executed an agreement to sell Neoteric Cosmetics, Inc.

On September 22, 2023, HWH delivered an initial draft of the merger agreement to Mr. Kesslen.

On October 6, 2023, Mr. Kesslen provided comments to HWH on the draft merger agreement, including a demand for a pre-merger reincorporation of the Company in Delaware.

On October 14, 2023, HWH delivered a revised draft of the merger agreement to Mr. Kesslen.

On October 25, 2023, Horizon Kinetics delivered comments on the merger agreement received from its outside counsel to HWH.

On November 7, 2023, HWH delivered a revised draft of the merger agreement to Mr. Kesslen.

On November 9, 2023, Mr. Roller and Mr. Arndt had a conversation with representatives of Horizon Kinetics, including Mr. Williams and Mr. Kesslen, to discuss the proposed transaction.

On November 16, 2023, Mr. Kesslen provided financial information to Mr. Roller, Mr. Malhotra, and HWH with respect to three entity members of Horizon Kinetics that it was contemplating merging with and into Horizon Kinetics as part of a pre-closing restructuring in order to ensure a tax-free transaction for Horizon Kinetics’ members.

On November 17, 2023, Mr. Kesslen delivered comments on the draft merger agreement to HWH, followed on November 21, 2023 with comments received from Horizon Kinetics’ outside tax counsel, which reflected the contemplated pre-closing restructuring.

On November 30, 2023, HWH delivered a revised draft of the merger agreement to Mr. Kesslen. During the course of late November through mid-December 2023, representatives of the Company, Horizon Kinetics and HWH negotiated and refined the calculation of the merger consideration in light of the different industries in which the parties operate, among other factors.

On December 12, 2023, HWH delivered a revised draft of the merger agreement to Mr. Kesslen reflecting such negotiations.

On December 8, 2023, the Board held a meeting in which it discussed the Company’s financial position, strategy, and potential strategic transactions. During the meeting, Mr. Roller and the Company’s Chief Financial Officer, Mr. Arndt, updated the Board on developments since the Board’s September 8, 2023 meeting, including the status of the proposed transaction with Horizon Kinetics. A representative of HWH summarized for the Board the key terms and conditions of the then-current draft of the merger agreement.

On December 15, 2023, the Board held a meeting in which it considered the proposed merger with Horizon Kinetics. During the meeting, Mr. Roller and Mr. Arndt updated the Board on developments since the Board’s December 8, 2023 meeting. A representative of HWH updated the Board on changes to the key terms and conditions of the merger agreement since December 8 and reiterated the legal duties and responsibilities of the Board. After much discussion and deliberation on the proposed transaction, the Board unanimously determined the merger agreement is fair and in the best interests of the Company and its stockholders and approved the execution of the merger agreement.

On December 19, 2023, the Company and Horizon Kinetics signed the merger agreement.

On December 26, 2023, the Company released a press release and filed a Form 8-K announcing the merger.

On [●], 2024, the Company and Horizon Kinetics signed an amendment to the merger agreement providing for a 1-for-20 reverse split of the common stock of the Company in conjunction with the Merger.

Interests of the Company’s Directors and Executive Officers in the Merger

In considering the recommendation of the Company’s Board of Directors that holders of the Company’s Common Stock vote to approve and adopt the Reverse Stock Split Proposal and the Reincorporation Proposal in connection with the Merger, such shareholders should be aware that the executive officers or directors (except as described below) of the Company do not have any interests in the Merger. Daniel J. Roller and Rimmy Malhotra, two of the Company’s directors, may, however, have an interest in the Merger that is different from, or in addition to, your interest as a Company security holder. For Mr. Roller, that interest consists of the right to continue to serve on the board of the combined company until the combined company’s next annual meeting of shareholders. For Mr. Malhotra, that interest consists of the right to serve on the board of directors of FRMO Corp., a company with a less than 5% ownership interest in Horizon Kinetics, in which Horizon Kinetics is also invested, and on the board of which several board members of Horizon Kinetics serve.

Neither the Company nor any of our executive officers or directors beneficially owns any of Horizon Kinetics’ outstanding securities.

Board of Directors of the Combined Company

As agreed upon in the Merger Agreement, upon closing of the Merger, the Company’s Board will be comprised of seven members, of whom six members will be designees of Horizon Kinetics and one member will be designated by the Company. Their biographies are as follows:

Mr. Murray Stahl, 70, is Chairman of the Board, Chief Executive Officer and Chief Investment Officer of Horizon Kinetics, and one of its co-founders. He is expected to serve as the Chief Executive Officer and Chief Investment Officer of the combined company. He has more than thirty years of investing experience and is responsible for overseeing Horizon Kinetics’ proprietary research. Mr. Stahl chairs Horizon Kinetics’ Investment Committee, which is responsible for portfolio management decisions. He is also the Co-Portfolio Manager for a number of registered investment companies, private funds, and institutional separate accounts. He serves as director and Chief Investment Officer of Kinetics Mutual Funds, Inc., a series of nine mutual funds with combined assets under management of approximately $1.46 billion as of December 31, 2023. Additionally, Mr. Stahl is the Chairman and Chief Executive Officer of FRMO Corp. (OTC Pink: FRMO) and serves as director and Portfolio Manager of the RENN Fund, Inc. (NYSE: RCG), a closed-end fund with assets under management of approximately $14.0 million as of December 31, 2023. He is also a member of the Board of Directors of Texas Pacific Land Corporation (NYSE: TPL), the Minneapolis Grain Exchange, the Bermuda Stock Exchange and MSRH, LLC, an investment advisory company. Prior to co-founding Horizon Kinetics, Mr. Stahl spent 16 years at Bankers Trust Company (1978-1994) as a senior portfolio manager and research analyst. He received a Bachelor of Arts in 1976 and a Master of Arts in 1980 from Brooklyn College, and an MBA from Pace University in 1985. Mr. Stahl will bring to the Board of the combined company a wealth of experience as public and private company director and 30 years of experience as an investment management executive.

Mr. Steven Bregman, 65, is the President and a member of the Board of Horizon Kinetics, and one of its co-founders. He is expected to serve as the President of the combined company. He is a senior member of Horizon Kinetics’ research team and a member of the Investment Committee, and supervises all research reports produced by Horizon Kinetics. Since 2021, Mr. Bregman has also served as Co-Portfolio Manager for RENN Fund, Inc. (NYSE: RCG)(since 2021), the President and CFO of FRMO Corp. (OTC Pink: FRMO), and is a member of the Board of Directors of Winland Electronics, Inc. He received a BA from Hunter College, and his CFA® Charter in 1989. Mr. Bregman will bring to the Board of the combined company extensive experience as an investment management executive.

Mr. Peter Doyle, 61, is a Managing Director and member of the Board of Horizon Kinetics, and one of its co-founders. He is expected to serve as the Vice President of the combined company. He is a senior member of the research team, and a member of the Investment Committee and the Board of Directors. He is furthermore president of Kinetics Mutual Funds, Inc. Since 2021, Mr. Doyle has also served as a Co-Portfolio Manager for RENN Fund, Inc. (NYSE: RCG), and for several registered investment companies, private funds, and institutional separate accounts. He is also responsible for oversight of Horizon Kinetics’ marketing and sales activities and is the Vice President of FRMO Corp. (OTC Pink: FRMO). Previously, Mr. Doyle was with Bankers Trust Company (1985-1994) as a Senior Investment Officer, where he also served on the Finance, Utility and REIT Research sub-group teams. Mr. Doyle received a BS from St. John’s University and an MBA from Fordham University. Mr. Doyle will bring to the Board of the combined company extensive experience as an investment management executive.

Mr. Daniel J. Roller, 43, is the current Chairman of the Board of the Company and the Founder, President, and Chief Investment Officer of Maran Capital Management, LLC, a Denver-based investment firm he founded in 2015. Maran Capital is focused on making concentrated, fundamentally driven, long-term oriented investments in publicly traded small capitalization companies. Mr. Roller has over 20 years of investment research and management experience and has advised numerous public and private companies on topics such as M&A, capital allocation, corporate governance, and strategy. Mr. Roller holds a B.S.E. in Electrical Engineering and Computer Science from Duke University. Mr. Roller will bring to the Board of the combined company extensive experience in finance and investment management.

Ms. Alice C. Brennan, 71, is expected to serve on the Board of the combined company after the Merger. She serves as a director of RENN Fund (NYSE: RCG) and FRMO Corp. (OTC Pink: FRMO), including their audit committees and nominating and governance committees. She is also a director of independent power producer and climate-focused investment manager Greenbacker Renewable Energy Company II, serving on the audit committee and chairing the nominating and governance committee. She furthermore advises Advaita Capital, a growth venture capital fund that focuses on decarbonization investments. In the past, she served as chief compliance officer at Verizon Wireless (2000-2014) and Bristol-Myers Squibb Company (1994-1999), where she led risk management, M&A, governance, and corporate and intellectual property law initiatives. Ms. Brennan holds a BA in Chemistry and Biology from Skidmore College, an MA in Microbiology and Immunology from Columbia University and a JD from Hofstra University.

Ms. Allison Nagelberg, 59, is expected to serve on the Board of the combined company after the Merger. From 2000 until 2019, Ms. Nagelberg was the General Counsel of Monmouth Real Estate Investment Corporation (NYSE: MNR), a public REIT investing in net-leased industrial properties, where she was responsible for legal oversight of financial, capital markets and property transactions, ESG, SEC and NYSE compliance, legislative and regulatory policy analysis, human resources, investor relations and risk management. She also served as General Counsel of UMH Properties, Inc. (NYSE: UMH), an affiliated public REIT investing in residential real estate from 2000 until 2013, and as General Counsel of Monmouth Capital Corporation (NASDAQ: MONM), an affiliated public REIT investing in net-leased industrial properties from 2000 until 2007. She serves as an independent director of GoodHaven Funds Trust. Ms. Nagelberg holds a BA in Economics and Philosophy from Tufts University, an MBA in Finance from Rutgers University and a JD from New York University.

Mr. Brent D. Rosenthal, 52, is expected to serve on the Board of the combined company after the Merger. He is the founder of Mountain Hawk Capital Partners, LLC, an investment fund focused on small and micro-cap equities in the technology, media, and telecom and food industries. Mr. Rosenthal is the lead director of the board of directors of Comscore, Inc. (NASDAQ: SCOR) and RiceBran Technologies (NASDAQ: RIBT) as well as a member of the boards of directors of FLYHT Aerospace Solutions Ltd (OTCQX: FLYLF) and Syntec Optics Holdings, Inc. (NASDAQ: OPTX). Previously, Mr. Rosenthal was a partner in affiliates of W.R. Huff Asset Management, where he worked from 2002 through 2016. Mr. Rosenthal played a key role in the firm’s public/private, debt and equity investments in the TMT and consumer sectors. Mr. Rosenthal also served on the board of directors of Rentrak (NASDAQ: RENT) from 2008 through 2016, including as non-executive chairman of the board from 2011 through 2016. Mr. Rosenthal earned his B.S. from Lehigh University and MBA from the S.C. Johnson Graduate School of Management at Cornell University.

The Company expects its Board to determine that Mr. Roller, Ms. Brennan, Ms. Nagelberg and Mr. Rosenthal will be independent directors of the combined company in accordance with the NASDAQ listing rules.

Executive Officers of the combined company

The executive officers of the combined company are expected to be Murray Stahl (Chief Executive Officer and Chief Investment Officer), Steven Bregman (President), Mark Herndon (Chief Financial Officer), Peter Doyle (Managing Director), Alun Williams (Chief Operating Officer), Jay Kesslen (General Counsel) and Russell Grimaldi (Chief Compliance Officer). Their biographies, to the extent not already included above, appear below.

Mr. Herndon, 54, is the Chief Financial Officer of Horizon Kinetics. Mr. Herndon joined the Firm in 2024 and currently serves as Chief Financial Officer. He is expected to serve as the Chief Financial Officer of the combined company. He is responsible for overseeing all financial reporting functions of Horizon Kinetics. Previously, Mr. Herndon was Senior Vice President and Chief Financial Officer at Safeguard Scientifics, Inc. (NASDAQ: SFE) from 2018 to 2023, a company that provided capital and relevant expertise to a portfolio of private entities. Prior to 2018, Mr. Herndon spent 27 years at PricewaterhouseCoopers serving in a variety of client service and national office roles, including as Assurance Partner from 2006 through 2018. Mr. Herndon earned a BBA in Accounting from Georgia Southern University and an MBA from Emory University’s Goizueta Business School.

Mr. Williams, 52, joined Horizon Kinetics in 2009 and, after 12 years as the firm’s Director of Trading and Operations, took over the role of Chief Operating Officer in 2021. He is expected to serve as the Chief Operating Officer of the combined company. As Chief Operating Officer, Mr. Williams is responsible for overseeing daily operations and administrative functions for Horizon Kinetics. Prior to 2009, Mr. Williams was at Goldman Sachs where he was the head of GSAM Operations Salt Lake City. He joined Goldman Sachs in 1996 and in his time there held a number of operational and control positions within the equity, private wealth and asset management divisions. He is also a member of the Board of Directors and the President of CMSC (Consensus Mining & Seigniorage Corp.). Mr. Williams received a BSc in Business Administration from Bath University, England.

Mr. Kesslen, 51, joined Horizon Kinetics in 1999 and currently serves as General Counsel, Managing Director, and a member of its Board. He is expected to serve as the General Counsel of the combined company. He oversees all aspects of Horizon Kinetics’ legal affairs, advises on all material compliance matters, and is responsible for the firm’s corporate governance. Mr. Kesslen is Horizon Kinetics’ Anti-Money Laundering Officer and also serves as a director for several private funds managed by subsidiaries of Horizon Kinetics. He is also Vice President and Assistant Secretary for Kinetics Mutual Funds, Inc., and Vice President and Chief Compliance Offer for Renn Fund, Inc., a closed-end fund. Mr. Kesslen also serves as the General Counsel of FRMO Corp. (OTC Pink: FRMO) and Consensus Mining and Seigniorage Corporation. Mr. Kesslen holds a BA in Economics from the State University of New York at Plattsburgh (cum laude) and a JD from Albany Law School.

Mr. Grimaldi, 44, joined Horizon Kinetics in 2005 and currently serves as the Chief Compliance Officer and Associate General Counsel. He is expected to serve as the Associate General Counsel of the combined company. He oversees Horizon Kinetics’ compliance program and supports all legal and regulatory functions. He also serves as Secretary for Renn Fund, Inc., a closed-end fund, and for Consensus Mining and Seigniorage Corporation. Mr. Grimaldi holds a BA in Legal Studies from Quinnipiac University (cum laude) and a JD from Albany Law School.

Ownership of the Company Pre- and Post-Merger

Pre-Merger Ownership of the Company and Horizon Kinetics

As of [●], we had 13,006,162 shares of Common Stock outstanding, which corresponds to approximately 650,308 shares on a pro forma basis assuming the Reverse Stock Split is effected. The exact number of shares outstanding after the Reverse Stock Split (ignoring the Merger Consideration) can only be determined after the effective date of the Reverse Split.

As of [●], Horizon Kinetics had 28 members of record. However, immediately prior to the closing of the Merger, Horizon Kinetics expects to effect an internal reorganization as a result of which it will merge with two of its member corporations, Kinetics Common Inc. and Kinetics Holdings, and as a result of which it would have 26 members of record at the time of the Merger. Unless otherwise specified, the information provided in this proxy statement assumes such internal reorganization.

Except as otherwise indicated, the following table sets forth certain information regarding the beneficial ownership, as defined under Rule 13d-3 under the Exchange Act, of our Common Stock and the beneficial ownership of Horizon Kinetics as of [●] on a pro forma basis assuming (a) Horizon Kinetics’ internal reorganization and (b) the Reverse Stock Split, by (i) all of our and Horizon Kinetics’ directors/managers and executive officers (with respect to Horizon Kinetics, only to the extent they will remain with the combined company), (ii) each person or entity known by us or Horizon Kinetics, as applicable, to beneficially own more than five percent of our Common Stock or of the interests of Horizon Kinetics, and (iii) all such directors/managers and executive officers as a group. Unless otherwise specified in the notes to this table, the address for each director and officer of the Company is: c/o Scott’s Liquid Gold-Inc., at 720 S. Colorado Blvd, PH N, Denver, Colorado, 80246. Unless otherwise specified in the notes to this table, the address for each 5% holder, member of the board of managers and officer of Horizon Kinetics is: 470 Park Avenue South, New York, New York 10016. Beneficial ownership is as defined in Rule 13d-3 under the Exchange Act. Beneficial owners listed have sole voting or disposition power with respect to the shares shown unless otherwise indicated.

Pre-Merger Beneficial Ownership Table

Title of Class	Name of Beneficial Owner	Number of Shares of the Company		Percentage of Outstanding Shares of the Company	Percentage of Outstanding Interests of Horizon Kinetics
5% Holders of the Company (to extent not included below):	—	—		—	—
Directors and officers of the	Daniel J. Roller (Chairman of the Board)	262,207	(1)	40.32%	—
Company:	Rimmy Malhotra (Director)	5,000		*	—
	John McAnnar (Director)	—		—	—
	David M. Arndt (President and CFO)	810	(2)	*	—
5% Holders of Horizon	Horizon Common Inc.	—		—	49.31%
Kinetics (to extent not	John Meditz	—		—	50.67%	(3)
included below):	Leonid Polyakov	—		—	5.18%	(4)
	MZ 78 Irrevocable Trust	—		—	5.11%	(5)
	Lawrence and Karen Doyle and Irrevocable Trust	—		—	11.18%	(6)
Members of the board of	Murray Stahl	15,781	(7)	2.43%	55.59%	(8)
and officers of Horizon	Steven Bregman	—		—	55.59%	(9)
Kinetics who will remain	Peter Doyle	—		—	58.75%	(10)
with the combined	Alun Williams	—		—	—
company:	Jay Kesslen	50		*	—
	Mark Herndon	—		—	—
	Russell Grimaldi	—		—	—
Company Directors and officers as a group (4 Individuals)		268,017	(2)	41.21%	—
Horizon Kinetics and officers as a group (7 Individuals)		15,831		2.43%	61.42%

* Less than 1%.

(1)
As reported on Schedule 13D/A filed with the SEC on July 20, 2023 by (i) Maran Partners Fund, LP, a Delaware limited partnership (“MPF”), (ii) Maran Capital Management, LLC, a Delaware limited liability company (“MCM”), (iii) Maran Partners GP, LLC, a Delaware limited liability company (“MPGP”), (iv) Maran SPV GP, LLC, a Colorado limited liability company (“MSGL”), (v) Maran SPV, LP, a Delaware limited partnership (“MSL”), and (vi) Mr. Roller. Mr. Roller is the managing member of MCM and the managing member of MPGP, which is the general partner of MPF and managing member of MSGL, and MSGL is the general partner of MSL.
(2)
Includes 376 shares underlying stock options granted by the Company and exercisable within 60 days of the record date for Mr. Arndt.
(3)
Includes (i) 1.36% held directly and (ii) 49.31% held indirectly through Horizon Common Inc. (of which Mr. Meditz serves as director and officer and with respect to which he is deemed to share investment and voting control). Mr. Meditz disclaims beneficial ownership with respect to those interests held indirectly.
(4)
Includes 5.18% held directly.
(5)
The trustee of M78 Irrevocable Trust are Michael Zurakhinsky, Leonid Polyakov, and Asya Kaminsky.
(6)
Consists of the holdings of Lawrence Doyle and Karen Doyle and the Lawrence and Karen Doyle Irrevocable Trust, of which James Doyle serves as trustee. Includes 11.18% held directly.
(7)
Includes shares held (i) through two entities of which Horizon Kinetics Asset Management, LLC is the manager (Kinetics Institutional Partners LP and Kinetics Partners LP), with Mr. Stahl deemed to have sole investment and voting control, (ii) through two entities of which Mr. Stahl is the manager (Horizon Asset Mgt-Low Vol Index Premium and Horizon Common Inc.) and with respect to which Mr. Stahl is deemed to have sole investment and voting control, and (iii) in a separate account, of which Mr. Stahl serves as the manager and is deemed to have sole investment and voting control.
(8)
Includes (i) 1.34% held directly, (ii) 49.31% held indirectly through Horizon Common Inc. (of which Mr. Stahl serves as director and officer and with respect to which he is deemed to share investment and voting control), and (iii) 4.95% held indirectly through FRMO Corp. (of which Mr. Stahl serves as Chairman and

CEO and with respect to which he is deemed to share investment and voting control). Mr. Stahl disclaims beneficial ownership with respect to those interests held indirectly.
(9)
Includes (i) 1.33% held directly, 49.31% held indirectly through Horizon Common Inc. (of which Mr. Bregman serves as director and officer and with respect to which he is deemed to share investment and voting control), and (ii) 4.95% held indirectly through FRMO Corp. (of which Mr. Bregman serves as director and officer and with respect to which he is deemed to share investment and voting control). Mr. Bregman disclaims beneficial ownership with respect to those interests held indirectly.
(10)
Includes (i) 4.50% held directly, (ii) 49.31% held indirectly through Horizon Common Inc. (of which Mr. Doyle serves as director and officer and with respect to which he is deemed to share investment and voting control), and (iii) 4.95% held indirectly through FRMO Corp. (of which Mr. Doyle serves as director and officer and with respect to which he is deemed to share investment and voting control). Mr. Doyle disclaims beneficial ownership with respect to those interests held indirectly.

Post-Merger Ownership of the Combined Company

The following hypothetical examples illustrate five possible scenarios of the ownership of the combined company following the Merger depending on the size of the Merger Consideration (adjusted for the Reverse Stock Split). Per the Merger Agreement, “Merger Consideration” equals an aggregate number of shares of the Company’s Common Stock equal to (a) the sum of (i) Horizon Kinetics’ net tangible assets plus (ii) the value of Horizon Kinetics operating business, (ii) divided by 25. However, the maximum Merger Consideration under the Merger Agreement is 31,850,000 shares of Common Stock – that scenario is not illustrated in the examples.

Under the Merger Agreement, the value of Horizon Kinetics operating business is (a) stipulated to be $200,000,000, if and only if, at the date of determination, Horizon Kinetics’ AUM is between $6 billion and $8 billion and otherwise (b) calculated by multiplying AUM by 0.03.

1.
Example 1: The table below outlines the ownership of the combined company if the net tangible assets of Horizon Kinetics are $200,000,000 and AUM is $5.5 billion. As AUM is below $6 billion, we multiply AUM by 0.03 to determine the value of the operating business which equals $165,000,000. Therefore, the total value of Horizon Kinetics is $365,000,000 and the Merger Consideration is the quotient obtained by dividing $365,000,000 by 25, which equals 14,600,000 shares.

Example 1 ($5.5 billion AUM):
Post-Merger Target
Net Tangible Assets	$200,000,000.00
Value of HK Operating Business	$165,000,000.00
Total HK Value	$365,000,000.00
Merger Consideration (# Shares)	14,600,000

	Pre-Merger Capitalization (Post Reverse Stock Split)			Post-Merger Capitalization
Capitalization Table	Common Stock	Preferred Stock	Total Outstanding Shares	Outstanding Ownership %	Common Stock	Preferred Stock	Total Outstanding Shares	Outstanding Ownership %
Current Shareholders	650,308	—	650,308	100.00%	650,308	—	650,308	4.264%
Horizon Kinetics					14,600,000	—	14,600,000	95.736%
All Shareholders Total	650,308	—	650,308	100.00%	15,250,308	—	15,250,308	100.00%

2.
Example 2: The table below outlines the ownership of the combined company if the net tangible assets of Horizon Kinetics are $200,000,000 and AUM is $6 billion. As AUM is between $6 billion and $8 billion, the value of the operating business is stipulated to be $200,000,000. Therefore, the total value of Horizon Kinetics is $400,000,000 and the Merger Consideration is the quotient obtained by dividing $400,000,000 by 25, which equals 16,000,000 shares.

Example 2 ($6 billion AUM):
Post-Merger Target
Net Tangible Assets	$200,000,000.00
Value of HK Operating Business	$200,000,000.00
Total HK Value	$400,000,000.00
Merger Consideration (# Shares)	16,000,000

	Pre-Merger Capitalization (Post Reverse Stock Split)			Post-Merger Capitalization
Capitalization Table	Common Stock	Preferred Stock	Total Outstanding Shares	Outstanding Ownership %	Common Stock	Preferred Stock	Total Outstanding Shares	Outstanding Ownership %
Current Shareholders	650,308	—	650,308	100.00%	650,308	—	650,308	3.906%
Horizon Kinetics					16,000,000	—	16,000,000	96.094%
All Shareholders Total	650,308	—	650,308	100.00%	16,650,308	—	16,650,308	100.00%

3.
Example 3: The table below outlines the ownership of the combined company if the net tangible assets of Horizon Kinetics are $220,000,000 and AUM is $7 billion. As AUM is between $6 billion and $8 billion, the value of the operating business is stipulated to be $200,000,000. Therefore, the total value of Horizon Kinetics is $420,000,000 and the Merger Consideration is the quotient obtained by dividing $420,000,000 by 25, which equals 16,800,000 shares.

Example 3 ($7 billion AUM):
Post-Merger Target
Net Tangible Assets	$220,000,000.00
Value of HK Operating Business	$200,000,000.00
Total HK Value	$420,000,000.00
Merger Consideration (# Shares)	16,800,000

	Pre-Merger Capitalization (Post Reverse Stock Split)			Post-Merger Capitalization
Capitalization Table	Common Stock	Preferred Stock	Total Outstanding Shares	Outstanding Ownership %	Common Stock	Preferred Stock	Total Outstanding Shares	Outstanding Ownership %
Current Shareholders	650,308	—	650,308	100.00%	650,308	—	650,308	3.727%
Horizon Kinetics					16,800,000	—	16,800,000	96.273%
All Shareholders Total	650,308	—	650,308	100.00%	17,450,308	—	17,450,308	100.00%

4.
Example 4: The table below outlines the ownership of the combined company if the net tangible assets of Horizon Kinetics are $240,000,000 and AUM is $8 billion. As AUM is between $6 billion and $8 billion, the value of the operating business is stipulated to be $200,000,000. Therefore, the total value of Horizon Kinetics is $440,000,000 and the Merger Consideration is the quotient obtained by dividing $440,000,000 by 25, which equals 17,600,000 shares.

Example 4 ($8 billion AUM):
Post-Merger Target
Net Tangible Assets	$240,000,000.00
Value of HK Operating Business	$200,000,000.00
Total HK Value	$440,000,000.00
Merger Consideration (# Shares)	17,600,000

	Pre-Merger Capitalization (Post Reverse Stock Split)			Post-Merger Capitalization
Capitalization Table	Common Stock	Preferred Stock	Total Outstanding Shares	Outstanding Ownership %	Common Stock	Preferred Stock	Total Outstanding Shares	Outstanding Ownership %
Current Shareholders	650,308	—	650,308	100.00%	650,308	—	650,308	3.563%
Horizon Kinetics					17,600,000	—	17,600,000	96.437%
All Shareholders Total	650,308	—	650,308	100.00%	18,250,308	—	18,250,308	100.00%

5.
Example 5: The table below outlines the ownership of the combined company if the net tangible assets of Horizon Kinetics are $240,000,000 and AUM is $8.5 billion. As AUM is above $8 billion, we multiply AUM by 0.03 to determine the value of the operating business, which equals $255,000,000. Therefore, the total value of Horizon Kinetics is $495,000,000 and the Merger Consideration is the quotient obtained by dividing $495,000,000 by 25, which equals 19,800,000 shares.

Example 5 ($8.5 billion AUM):
Post-Merger Target
Net Tangible Assets	$240,000,000.00
Value of HK Operating Business	$255,000,000.00
Total HK Value	$495,000,000.00
Merger Consideration (# Shares)	19,800,000

	Pre-Merger Capitalization (Post Reverse Stock Split)			Post-Merger Capitalization
Capitalization Table	Common Stock	Preferred Stock	Total Outstanding Shares	Outstanding Ownership %	Common Stock	Preferred Stock	Total Outstanding Shares	Outstanding Ownership %
Current Shareholders	650,308	—	650,308	100.00%	650,308	—	650,308	3.180%
Horizon Kinetics					19,800,000	—	19,800,000	96.820%
All Shareholders Total	650,308	—	650,308	100.00%	20,450,308	—	20,450,308	100.00%

The following table sets forth certain information regarding the beneficial ownership of the combined company immediately following the effective time of the Merger by (i) each person or entity known by us to beneficially own more than five percent of the combined company’s Common Stock, (ii) all candidates for director or officer positions in the combined company, and (iii) all directors and executive officers as a group. The determination of number of shares is based on the examples described above and is based on the Merger Consideration mechanics in the Merger Agreement. It also assumes the internal reorganization that Horizon Kinetics intends to effect immediately prior to the effective time of the Merger.

Post-Merger Beneficial Ownership Table

		Example 1		Example 2		Example 3
Title of Class	Name of Beneficial Owner	Number of Shares of Combined Company	Percentage of Outstanding Shares of the Combined Company	Number of Shares of Combined Company	Percentage of Outstanding Shares of the Combined Company	Number of Shares of Combined Company	Percentage of Outstanding Shares of the Combined Company
5% Holders of combined	Horizon Common Inc.	7,201,214	47.22%	7,891,540	47.40%	8,286,012	47.48%
company (to extent not	John Meditz	7,397,820	48.51%	8,107,200	48.69%	8,512,560	48.78%
included below):	Leonid Polyakov	756,280	4.96%	828,800	4.98%	870,240	4.99%
	MZ 78 Irrevocable Trust	746,060	4.89%	817,600	4.91%	858,480	4.92%
	Lawrence & Karen Doyle and Irrevocable Trust	1,632,280	10.70%	1,788,800	10.74%	1,878,240	10.76%
Candidates for Director	Murray Stahl	8,131,921	53.32%	8,910,181	53.51%	9,354,901	53.61%
or Officer of combined	Steven Bregman	8,116,140	53.22%	8,894,400	53.42%	9,339,120	53.52%
company:	Peter Doyle	8,557,500	56.24%	9,400,000	56.46%	9,870,000	56.56%
	Alun Williams	—	—	—	—	—	—
	Jay Kesslen	50	*	50	*	50	*
	Mark Herndon	—	—	—	—	—	—
	Russell Grimaldi	—	—	—	—	—	—
	Daniel J. Roller	262,207	1.72%	262,207	1.57%	262,207	1.50%
	Alice C. Brennan	—	—	—	—	—	—
	Allison Nagelberg	—	—	—	—	—	—
	Brent D. Rosenthal	—	—	—	—	—	—
Directors and officers as a group (11 Individuals)		9,245,358	60.62%	10,105,238	60.69%	10,596,598	60.72%

		Example 4		Example 5
Title of Class	Name of Beneficial Owner	Number of Shares of Combined Company	Percentage of Outstanding Shares of the Combined Company	Number of Shares of Combined Company	Percentage of Outstanding Shares of the Combined Company
5% Holders of combined	Horizon Common Inc.	8,680,484	47.56%	9,765,282	47.75%
company (to extent not	John Meditz(1)	8,917,920	48.86%	10,032,660	49.06%
included below):	Leonid Polyakov(2)	911,680	5.00%	1,025,640	5.02%
	MZ 78 Irrevocable Trust(3)	899,360	4.93%	1,011,780	4.95%
	Lawrence & Karen Doyle and Irrevocable Trust(4)	1,967,680	10.78%	2,213,640	10.82%
Candidates for Director or	Murray Stahl(5)	9,799,621	53.70%	11,022,601	53.90%
Officer of combined	Steven Bregman(6)	9,783,840	53.61%	11,006,820	53.82%
company	Peter Doyle(7)	10,340,000	56.66%	11,632,500	56.88%
	Alun Williams	—	—	—	—
	Jay Kesslen	50	*	50	*
	Mark Herndon	—	—	—	—
	Russell Grimaldi	—	—	—	—
	Daniel J. Roller(8)	262,207	1.44%	262,207	1.28%
	Alice C. Brennan	—	—	—	—
	Allison Nagelberg	—	—	—	—
	Brent D. Rosenthal	—	—	—	—
Directors and officers as a group (11 Individuals)		11,087,958	60.75%	12,439,198	60.83%

* Less than 1%.

(1)
Please refer to footnote 3 in the table labeled Pre-Merger Beneficial Ownership Table for an explanation of how the shares/interests are held.
(2)
Please refer to footnote 4 in the table labeled Pre-Merger Beneficial Ownership Table for an explanation of how the shares/interests are held.
(3)
Please refer to footnote 5 in the table labeled Pre-Merger Beneficial Ownership Table for an explanation of how the shares/interests are held.
(4)
Please refer to footnote 6 in the table labeled Pre-Merger Beneficial Ownership Table for an explanation of how the shares/interests are held.
(5)
Please refer to footnotes 7 and 8 in the table labeled Pre-Merger Beneficial Ownership Table for an explanation of how the shares/interests are held.
(6)
Please refer to footnote 9 in the table labeled Pre-Merger Beneficial Ownership Table for an explanation of how the shares/interests are held.
(7)
Please refer to footnote 10 in the table labeled Pre-Merger Beneficial Ownership Table for an explanation of how the shares/interests are held.
(8)
Please refer to footnote 1 in the table labeled Pre-Merger Beneficial Ownership Table for an explanation of how the shares/interests are held.

THE MERGER AGREEMENT

The following section summarizes material provisions of the Merger Agreement, which is included in this proxy statement as Annex A and is incorporated herein by reference in its entirety. The summary does not purport to describe all of the terms of the Merger Agreement and is qualified in its entirety by reference to the complete text of the Merger Agreement. The rights and obligations of the Company and Horizon Kinetics are governed by the express terms and conditions of the Merger Agreement and not by this summary or any other information contained in this proxy statement. This summary may not contain all of the information about the Merger Agreement that is important to you. You should read the Merger Agreement carefully and in its entirety as well as this proxy statement for details of the transaction and the terms and conditions of the Merger Agreement.

The Merger Agreement is included in this proxy statement to provide you with information regarding its terms and is not intended to provide any factual information about the Company or Horizon Kinetics. The Merger Agreement contains representations and warranties by each of the parties to the Merger Agreement. These representations and warranties were made only for purposes of the Merger Agreement and solely for the benefit of the other parties to the Merger Agreement and may be subject to limitations agreed upon by the parties, including:

•
that such representations and warranties may not be intended to establish matters as facts, but rather for the purpose of allocating the risk between the parties in the event the statements therein prove to be inaccurate;
•
that such representations and warranties may be qualified by certain disclosures that were made between the parties in connection with the negotiation of the Merger Agreement, which disclosures are not reflected in the Merger Agreement itself;
•
that information concerning the subject matter of such representations and warranties may have changed after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company; and
•
that such representations and warranties may apply standards of materiality in a way that is different from what may be viewed as material by you or other investors.

Accordingly, you should not rely on the representations, warranties, and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company or Horizon Kinetics or their respective businesses. The representations and warranties and other provisions of the Merger Agreement should not be read alone, but instead should be read together with the information provided elsewhere in this proxy statement and in the documents incorporated by reference into this proxy statement. See “Where You Can Find More Information” beginning on page [●].

General

Pursuant to the Merger Agreement, and subject to its terms and conditions, Merger Sub will be merged with and into Horizon Kinetics, with Horizon Kinetics being the surviving entity. Horizon Kinetics security holders will receive the consideration described below. Prior to the closing, Horizon Kinetics will have reorganized to also include Kinetics Common Inc. and Kinetics Holdings. The closing of the Merger will follow the satisfaction or waiver (if permitted) of all of the conditions to closing specified in the Merger Agreement. The Merger will become effective as of the date and time specified in the certificate of merger filed by the parties with the Secretary of State of the State of Delaware (the “Merger Certificate”) or such other date and time the parties agree in writing. The filing of the Merger Certificate will occur on the closing date of the Merger or as soon as practicable thereafter.

Merger Consideration

The consideration payable to holders of Horizon Kinetics’ membership interests in the Merger, to which we also refer as the “Merger Consideration,” equals an aggregate number of shares of the Company’s Common Stock equal to (a) the sum of (i) Horizon Kinetics’ net tangible assets plus (ii) the value of the Horizon Kinetics operating business, (b) divided by 25, subject to a maximum number of 31,850,000 shares as provided in the Merger Agreement. Under the Merger Agreement, the value of the Horizon Kinetics operating business is (x) stipulated to be $200 million if and only if Horizon Kinetics’ AUM is between $6 billion and $8 billion, and (y) otherwise calculated by multiplying AUM by a factor of 0.03.

We currently expect our legacy shareholders to own between approximately 3.2% and 4.3% of the pro forma combined company. However, the exact percentage may be different and will reflect the Merger Consideration calculated in accordance with the Merger Agreement based on Horizon Kinetics’ financial position at closing.

Because Horizon Kinetics is a private company, there is no public trading market for its securities and no market price that may be used in valuing its securities. As a result, Horizon Kinetics’ value is difficult to determine. The formula for the calculation of the number of shares to be issued to Horizon Kinetics security holders as part of the Merger Consideration was determined based on negotiations between the parties, and it may not be indicative of Horizon Kinetics’ actual value. Therefore, the Merger Considerations that security holders of Horizon Kinetics receive may be higher or lower than would be the case if it were possible to determine Horizon Kinetics’ true value. If higher, then the Merger would have the effect of diluting the value of the shares held by the current shareholders of the Company.

In agreeing to the above formula for the calculation of the Merger Consideration, the Board did not obtain a fairness opinion or other valuation of either the Company or Horizon Kinetics, and such formula was arbitrarily determined. It is therefore possible that current shareholders of the Company end up with post-Merger ownership in the combined company that does not reflect the true value of their shares pre-Merger.

The Merger Consideration will be paid pro rata to the holders of Horizon Kinetics’ membership interests.

Payment and Exchange Procedures for Horizon Kinetics Security Holders

At or prior to the effective time of the Merger, the Company will enter into an agreement with a company to act as the exchange agent in connection with the payment of the Merger Consideration by the Company to Horizon Kinetics security holders. In addition, at or prior to the effective time of the Merger, the Company will deposit with the exchange agent the number of shares of the Company’s Common Stock to be distributed to Horizon Kinetics security holders as of the closing.

Promptly after the effective time of the Merger, the Company shall send to each record holder of Horizon Kinetics’ securities a letter of transmittal and instructions (which letter of transmittal will be in customary form and have such provisions as the Company may reasonably specify) for use in effecting the surrender of Horizon Kinetics securities in exchange for the applicable number of shares of the Company’s Common Stock. Promptly following its receipt of an executed letter of transmittal from a Horizon Kinetics security holder and any other documents reasonably requested by the Company and set forth in the letter of transmittal, the Company shall deliver to such Horizon Kinetics security holder Company certificates (or confirmation of direct registration) evidencing that number of shares of the Company’s Common Stock issuable to such Horizon Kinetics security holder. The exchange agent is entitled to deduct and withhold from the Merger Consideration otherwise payable to each Horizon Kinetics security holder all amounts as may be required to be deducted or withheld therefrom under applicable tax laws or pursuant to any other applicable legal requirement.

Representations and Warranties

The Merger Agreement contains customary representations and warranties made by Horizon Kinetics to the Company and representations and warranties made by the Company and Merger Sub to Horizon Kinetics. In most cases, the representations and warranties are generally reciprocal, and many of them are qualified by concepts of knowledge, materiality and/or dollar thresholds and are further modified and limited by confidential disclosure schedules exchanged between the parties. Specifically, the representations and warranties of each of the Company and Horizon Kinetics relate to the following subject matters, among other things:

•
Organization, standing and power and authority;
•
Capital structure and ownership of subsidiaries;
•
Required regulatory filings and consents and approvals of governmental entities;
•
Board approval and recommendation of the Merger Agreement;
•
Compliance with applicable laws and permits;
•
Financial statements and internal controls and disclosure controls and procedures;
•
Absence of undisclosed liabilities;
•
Absence of certain changes and events since September 30, 2023;
•
Absence of discussions or negotiations;
•
Pending litigation;
•
Insurance;
•
Outstanding contracts and commitments;
•
Labor matters and employee benefit plans;
•
Intellectual property rights;

•
Related person transactions;
•
Taxes; and
•
Real property and environmental matters.

In addition, the Company has made representations and warranties regarding, among other things:

•
SEC filings.

All representations and warranties of the parties expire and will be of no further force or effect after the effective time of the Merger.

Material Adverse Effect

Several of the representations, warranties, covenants, closing conditions and termination provisions contained in the Merger Agreement refer to the concept of a “Material Adverse Effect.” In some cases, that concept applies to the Company (which is referred to in the Merger Agreement as a “Parent Material Adverse Effect”), and in other cases, that concept applies to Horizon Kinetics (which is referred to in the Merger Agreement as a “Company Material Adverse Effect”).

For purposes of the Merger Agreement, a “Parent Material Adverse Effect” means any event, occurrence, fact, condition, or change that is, or would reasonably be expected to become, individually or in the aggregate, materially adverse to: (a) the business, results of operations, financial condition, or assets of the Company and its subsidiaries, taken as a whole; or (b) the ability of the Company to consummate the transactions contemplated by the Merger Agreement on a timely basis; provided, however, that, for the purposes of clause (a), a Parent Material Adverse Effect shall not be deemed to include events, occurrences, facts, conditions or changes arising out of, relating to or resulting from: (i) changes generally affecting the economy, financial, or securities markets; (ii) the announcement of the transactions contemplated by the Merger Agreement; (iii) any outbreak or escalation of war or any act of terrorism; or (iv) general conditions in the industry in which the Company and its subsidiaries operate; provided further, however, that any event, change, and effect referred to in clauses (i), (iii), or (iv) immediately above shall be taken into account in determining whether a Parent Material Adverse Effect has occurred or would reasonably be expected to occur to the extent that such event, change, or effect has a disproportionate effect on the Company and its subsidiaries, taken as a whole, compared to other participants in the industries in which the Company and its subsidiaries conduct their businesses.

For the purposes of the Merger Agreement, a “Company Material Adverse Effect” means any event, occurrence, fact, condition, or change that is, or would reasonably be expected to become, individually or in the aggregate, materially adverse to: (a) the business, results of operations, financial condition, or assets of Horizon Kinetics and its subsidiaries, taken as a whole; or (b) the ability of Horizon Kinetics to consummate the transactions contemplated by the Merger Agreement on a timely basis; provided, however, that, for the purposes of clause (a), a Company Material Adverse Effect shall not be deemed to include events, occurrences, facts, conditions or changes arising out of, relating to or resulting from: (i) changes generally affecting the economy, financial, or securities markets; (ii) the announcement of the transactions contemplated by the Merger Agreement; (iii) any outbreak or escalation of war or any act of terrorism; or (iv) general conditions in the industry in which Horizon Kinetics and its subsidiaries operate; provided further, however, that any event, change, and effect referred to in clauses (i), (iii), or (iv) immediately above shall be taken into account in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur to the extent that such event, change, or effect has a disproportionate effect on Horizon Kinetics and its subsidiaries, taken as a whole, compared to other participants in the industries in which Horizon Kinetics and its subsidiaries conduct their businesses.

Conduct of Business Prior to the Effective Time of the Merger

Each of the Company and Horizon Kinetics has agreed to certain covenants in the Merger Agreement restricting the conduct of its business between the date of the Merger Agreement and the effective time of the Merger. In general, each of the Company and Horizon Kinetics has agreed to: (i) conduct its business in the ordinary course of business consistent with past practice, (ii) use its reasonable best efforts to preserve substantially intact its and its subsidiaries’ business organization, (iii) keep available the services of its and its subsidiaries’ current officers and employees, and (iv) preserve its and its subsidiaries’ present relationships with clients, vendors, joint ventures, licensors, licensees, and other persons having business relationships with it.

In addition, the Company and Horizon Kinetics have agreed to specific restrictions relating to the conduct of their businesses between the date of the Merger Agreement and the effective time of the Merger, including, but not limited to, refraining from the following actions (except as would not, in each case, exceed $3,000,000 and $300,000 in transaction value to Horizon Kinetics and the Company, respectively, and subject, in each case, to exceptions specified below and in the Merger Agreement):

•
amend or propose to amend its organizational documents, except as disclosed in this proxy statement or as may be required to effectuate the transactions contemplated by the Merger Agreement;
•
split, combine, or reclassify any of its or its subsidiaries’ securities;
•
repurchase, redeem, or otherwise acquire, or offer to repurchase, redeem, or otherwise acquire, any of its or its subsidiaries’ securities;
•
declare, set aside, or pay any dividend or distribution (whether in cash, stock, property, or otherwise) in respect of, or enter into any contract with respect to the voting of, any shares of its capital stock (other than dividends from its direct or indirect wholly-owned subsidiaries);
•
issue, sell, pledge, dispose of, or encumber any of its or its subsidiaries’ securities;
•
except as required by applicable law or by any employee plan or contract in effect as of the date of the Merger Agreement establish, adopt, enter into, amend, terminate, exercise any discretion under, or take any action to accelerate rights under any employee plans or any plan, agreement, program, policy, trust, fund, or other arrangement that would be an employee plan if it were in existence as of the date of the Merger Agreement;
•
acquire, by merger, consolidation, acquisition of stock or assets, or otherwise, any business or person or division thereof, other than those made in the ordinary course of business consistent with past practice;
•
transfer, license, sell, lease, or otherwise dispose of (whether by way of merger, consolidation, sale of stock or assets, or otherwise) or pledge, encumber, or otherwise subject to any lien (other than a Permitted Lien, as defined in the Merger Agreement), the capital stock or other equity interests in any subsidiary;
•
adopt or effect a plan of complete or partial liquidation or dissolution, restructuring, recapitalization, or other reorganization;
•
issue or sell any debt securities or options, warrants, calls, or other rights to acquire any of its or its subsidiaries’ debt securities, guarantee any debt securities of another person, enter into any “keep well” or other contract to maintain any financial statement condition of any other person (other than any wholly-owned subsidiary of it) or enter into any arrangement having the economic effect of any of the foregoing, other than in the ordinary course consistent with past practice;
•
make any material change in any method of financial accounting principles or practices, in each case except for any such change required by a change in generally accepted accounting principles or applicable law;
•
(i) settle or compromise any material tax claim, audit, or assessment for an amount materially in excess of the amount reserved or accrued on its balance sheet, (ii) make or change any material tax election, change any annual tax accounting period, or adopt or change any method of tax accounting, (iii) amend any material tax returns or file claims for material tax refunds, or (iv) enter into any material closing agreement, surrender in writing any right to claim a material tax refund, offset or other reduction in tax liability or consent to any extension or waiver of the limitation period applicable to any material tax claim or assessment;
•
take any action to exempt any person from, or make any acquisition of its securities by any person not subject to, any state takeover statute or similar statute or regulation that applies to it with respect to a Takeover Proposal (as defined in the Merger Agreement) or otherwise, except for the other party or any of its subsidiaries or affiliates, or the transactions contemplated by the Merger Agreement;
•
abandon, allow to lapse, sell, assign, transfer, grant any security interest in otherwise encumber or dispose of any intellectual property, or grant any right or license to any intellectual property other than pursuant to non-exclusive licenses entered into in the ordinary course of business consistent with past practice;
•
terminate or fail to exercise renewal rights with respect to, any material insurance policy;
•
agree or commit to do any of the foregoing.

No Solicitation

Subject to certain exceptions specified in the Merger Agreement and summarized below, the Company has agreed that, from and after the date of the Merger Agreement, the Company and its subsidiaries will not, nor will they authorize or permit any of their respective directors, officers, employees, advisors, agents, and investment bankers to, directly or indirectly, solicit, initiate, or knowingly take any action to facilitate or encourage the submission of any Takeover Proposal or the making of any proposal that could reasonably be expected to lead to any Takeover Proposal, or, subject to exceptions: (A) conduct or engage in any discussions or negotiations with, disclose any non-public information relating to the Company or any of its subsidiaries to, afford access to the business, properties, assets, books, or records of the Company or any of its subsidiaries to, or knowingly assist, participate in, facilitate, or encourage any effort by, any third party that is seeking to make, or has made, any Takeover Proposal; (B) except where the Company’s Board makes a good faith determination, after consultation with outside legal counsel, that the failure to do so would be inconsistent with its fiduciary duties, amend or grant any waiver or release under any standstill or similar agreement with respect to any class of equity securities of the Company or any of its subsidiaries; or (C) enter into any agreement in principle, letter of intent, term sheet, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement, or other contract relating to any Takeover Proposal (each, a “Parent Acquisition Agreement”). Except as expressly permitted by the Merger Agreement, the Company’s Board shall not effect a Parent Adverse Recommendation Change. The Company was also required to cease and cause to be terminated any and all existing activities, discussions, or negotiations, if any, with any third party conducted prior to the date hereof with respect to any Takeover Proposal.

However, prior to the receipt of the approval of the Company’s shareholders of the proposals contained in this proxy statement, the Company’s Board, directly or indirectly through any of its representatives, may, subject to certain notice requirements: (A) participate in negotiations or discussions with any third party that has made (and not withdrawn) a bona fide, unsolicited Takeover Proposal in writing that the Board believes in good faith, after consultation with outside legal counsel, constitutes a Superior Proposal; (B) thereafter furnish to such third party non-public information relating to the Company or any of its subsidiaries pursuant to an executed confidentiality agreement; (C) following receipt of and on account of a Superior Proposal, make a Parent Adverse Recommendation Change; and/or (D) take any action that any court of competent jurisdiction orders the Company to take (which order remains unstayed), but in each case referred to in the foregoing clauses (A) through (C), only if the Board determines in good faith, after consultation with outside legal counsel, that the failure to take such action would cause the Board to be in breach of its fiduciary duties under applicable law.

Subject to certain exceptions specified in the Merger Agreement and summarized below, Horizon Kinetics has agreed that, from and after the date of the Merger Agreement, Horizon Kinetics and its subsidiaries will not, nor will they authorize or permit any of their respective directors, officers, employees, advisors, agents, and investment bankers to, directly or indirectly solicit, initiate, or knowingly take any action to facilitate or encourage the submission of any Takeover Proposal or the making of any proposal that could reasonably be expected to lead to any Takeover Proposal, or: (i) conduct or engage in any discussions or negotiations with, disclose any non-public information relating to Horizon Kinetics or any of its subsidiaries to, afford access to the business, properties, assets, books, or records of Horizon Kinetics or any of its subsidiaries to, or knowingly assist, participate in, facilitate, or encourage any effort by, any third party that is seeking to make, or has made, any Takeover Proposal; (ii) amend or grant any waiver or release under any standstill or similar agreement with respect to any class of equity securities of Horizon Kinetics or any of its subsidiaries; or (iii) enter into any agreement in principle, letter of intent, term sheet, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement, or other contract relating to any Takeover Proposal. Horizon Kinetics was also required to cease and cause to be terminated any and all existing activities, discussions, or negotiations, if any, with any third party conducted prior to the execution of the Merger Agreement with respect to any Takeover Proposal.

In addition to the requirements above, the Company is required to notify Horizon Kinetics if any proposal is received that the Company believes could lead to a Takeover Proposal and provide the material terms and conditions of such proposal. The Company is required to keep Horizon Kinetics informed of the status and details of any such proposal and of its intent to make a Parent Adverse Recommendation Change or enter into a Parent Acquisition Agreement.

The key definitions used in the summary above are as follows:

“Parent Adverse Recommendation Change” means the Company’s Board: (a) failing to make, withdraw, amend, modify, or materially qualify, in a manner adverse to Horizon Kinetics, the Parent Board Recommendation; (b) failing to include the Parent Board Recommendation in the proxy statement; (c) recommending a Takeover Proposal; (d) failing to recommend against acceptance of any third party tender offer or exchange offer for the shares of the Company’s Common Stock within ten business days after the commencement of such offer; (e) failing to reaffirm (publicly, if so requested by Horizon Kinetics) the Parent Board Recommendation within ten business days after the date any Takeover Proposal (or material modification thereto) is first publicly disclosed by the Company or the person making such Takeover Proposal; (f) making any public statement inconsistent with the Parent Board Recommendation; or (g) resolving or agreeing to take any of the foregoing actions.

“Parent Board Recommendation” means the Company’s Board recommendation, by resolutions duly adopted by a vote at a meeting of all directors of the Company duly called and held and not subsequently rescinded or modified in any way, that it has unanimously (i) determined that the Merger Agreement and the transactions contemplated thereby, including the reincorporation of the Company in Delaware and the Merger, upon the terms and subject to the conditions set forth herein, are fair to, and in the best interests of, the Company and the Company’s shareholders; (ii) approved and declared advisable the Merger Agreement, including the execution, delivery, and performance thereof, and the consummation of the transactions contemplated by the Merger Agreement, including the reincorporation of the Company in Delaware and the Merger, upon the terms and subject to the conditions set forth therein; (iii) directed that the Reincorporation Proposal and the Reverse Stock Split Proposal be submitted to a vote of the Company’s shareholders for approval at the Special Meeting; and (iv) resolved to recommend that the Company’s shareholders vote in favor of such approval.

“Superior Proposal” means a bona fide written Takeover Proposal involving the direct or indirect acquisition pursuant to a tender offer, exchange offer, merger, consolidation, or other business combination, of all or substantially all of a party’s consolidated assets or at least a majority of the outstanding equity interests of such party, that such party’s board of managers or board of directors determines in good faith (after consultation with outside legal counsel and such party’s financial advisor) is more favorable from a financial point of view to the holders of such party’s equity interests than the transactions contemplated by the Merger Agreement, taking into account: (a) all financial considerations; (b) the identity of the third party making such Takeover Proposal; (c) the anticipated timing, conditions (including any financing condition or the reliability of any debt or equity funding commitments) and prospects for completion of such Takeover Proposal; (d) the other terms and conditions of such Takeover Proposal and the implications thereof on such party, including relevant legal, regulatory, and other aspects of such Takeover Proposal deemed relevant by such board (including any termination or break-up fees and conditions to consummation); and (e) any revisions to the terms of the Merger Agreement and the Merger proposed by the other party during the Superior Proposal Notice Period (as defined in the Merger Agreement).

“Takeover Proposal” means an inquiry, proposal, or offer from, or indication of interest in making a proposal or offer by, any person or group (other than the other party to the Merger Agreement and its subsidiaries), relating to any transaction or series of related transactions, involving any: (a) direct or indirect acquisition of assets of a party or its subsidiaries (including any voting equity interests of subsidiaries, but excluding sales of assets in the ordinary course of business) equal to 15% or more of the fair market value of such party’s consolidated assets or to which 15% or more of such party’s net revenues or net income on a consolidated basis are attributable; (b) direct or indirect acquisition of 15% or more of the voting equity interests of a party; (c) tender offer or exchange offer that if consummated would result in any person or group (as defined in Section 13(d) of the Exchange Act) beneficially owning (within the meaning of Section 13(d) of the Exchange Act) 15% or more of the voting power of a party; (d) merger, consolidation, other business combination, or similar transaction involving a party or any of its subsidiaries, pursuant to which such person or group (as defined in Section 13(d) of the Exchange Act) would own 15% or more of the consolidated assets, net revenues, or net income of such party and its subsidiaries, taken as a whole; (e) reorganization, liquidation, dissolution (or the adoption of a plan of liquidation or dissolution), or recapitalization or other significant corporate reorganization of a party or one or more of its subsidiaries which, individually or in the aggregate, generate or constitute 15% or more of the consolidated assets, net revenues, or net income of a party and its subsidiaries, taken as a whole; or (f) any combination of the foregoing; in each case including any financing thereof.

Special Meeting of Shareholders

Under the Merger Agreement, the Company has agreed to call and hold a meeting of its shareholders for the purpose of, among other things, voting on the approval of the increase in the number of authorized shares of the Company’s Common Stock, the reincorporation of the Company in Delaware, and the change in the name of the Company, and to use its reasonable best efforts to solicit from its shareholders proxies in favor of such proposals. The Company may adjourn or postpone the meeting to the extent necessary to obtain a quorum of its shareholders, to allow reasonable additional time after the filing and mailing of any supplemental or amended disclosures to the proxy statement for compliance with applicable legal requirements, or to allow reasonable additional time for the additional solicitation of votes in order to obtain the requisite shareholder approval.

Change in Board Recommendation

If prior to the Special Meeting, the Board determines in good faith, after consultation with its financial and legal advisors, that any Takeover Proposal constitutes a Superior Proposal and the Board determines in its good faith judgment, after receiving advice of its outside legal counsel, that failing to take such action with respect to the Superior Proposal would constitute a breach of its fiduciary duties under applicable law, the Board is not prohibited from withholding, withdrawing, amending or modifying its recommendation in favor of the issuance of shares in connection with the Merger, provided, that (i) the Company promptly notifies Horizon Kinetics, in writing, of its intention to make a Parent Adverse Recommendation Change or enter into (or cause a subsidiary to enter into) a Parent Acquisition Agreement with respect to a Superior Proposal, which notice shall state expressly that the Company received a Takeover Proposal that the Board intends to declare a Superior Proposal and that the Board intends to effect a Parent Adverse Recommendation Change and/or the Company intends to enter into a Parent Acquisition Agreement; (ii) the Company attaches to such notice the most current version of the proposed agreement (which version shall be updated on a prompt basis) and the identity of the third party making such Superior Proposal (unless the Company is prohibited from disclosing such identity pursuant to a contractual obligation with such third party existing as of the date of the Merger Agreement, in which case the Company shall use commercially reasonable efforts to obtain the consent of such third party, and absent such consent, the Company shall inform Horizon Kinetics and provide such information about such third party as may be reasonably requested by Horizon Kinetics to the extent not in violation of such contractual obligation); and (iii) the Company shall negotiate with Horizon Kinetics in good faith to make such adjustments in the terms and conditions of the Merger Agreement so that such Takeover Proposal ceases to constitute a Superior Proposal, if Horizon Kinetics, in its discretion, proposes to make such adjustments. In the event the Board determines in good faith to withhold, withdraw, amend or modify its recommendation in favor of the issuance of shares in connection with the Merger, the Company may terminate the Merger Agreement and, pay any applicable termination fees. The Company must provide Horizon Kinetics with at least 48 hours prior notice of any meeting of the Company’s Board at which the Board is reasonably expected to consider any Takeover Proposal.

Stock Trading

The Company has agreed that prior to the effective time of the Merger it will cause the shares of the Company’s Common Stock issuable, and shares required to be reserved for issuance, in connection with the Merger to be eligible for trading over the counter, subject to any transfer restrictions imposed under applicable law, including Rule 144 under the Securities Act.

Public Announcements

The Company and Horizon Kinetics have each agreed to consult with the other as to the form and substance of any press release or any public statement with respect to the Merger or any of the other transactions in connection with the Merger prior to issuing any such press release or public statement, and to refrain from issuing any such press release or public statement without the prior consent of the other party, except as may be required by applicable law or the rules or regulations of any applicable United States securities exchange or other governmental entity to which the relevant party is subject or submits, in which case the party required to make the release or announcement shall use its reasonable best efforts to allow the other party reasonable time to comment on such release or announcement in advance of such issuance.

Notification of Certain Events

The Company and Horizon Kinetics have each agreed to give the other prompt notice of (i) any notice or other communication from any third party alleging that the consent of such third party is or may be required in connection with the transactions contemplated by the Merger Agreement; (ii) any notice or other communication from any governmental entity in connection with the transactions contemplated by the Merger Agreement; (iii) any legal actions commenced, or to such party’s knowledge, threatened, against the Company or any of its subsidiaries or Horizon Kinetics or any of its subsidiaries, as applicable, that are related to the Merger or the other transactions contemplated by the Merger Agreement; and (iv) any event, change, or effect between the date of the Merger Agreement and the effective time of the Merger which causes or is reasonably likely to cause the failure of certain closing conditions of each party to be satisfied.

Indemnification

Pursuant to the Merger Agreement, the Company has agreed its certificate of incorporation and bylaws after the effective time of the Merger shall contain provisions with respect to exculpation and indemnification that are, to the extent permitted by the laws of the State of Delaware in the event the Reincorporation Proposal is approved or by the laws of the State of Colorado in the event the Reincorporation Proposal is not approved, at least as favorable as those contained in the certificate of incorporation and bylaws of the Company immediately prior to the effective time of the Merger, which provisions will not be amended, repealed or otherwise modified for a period of six years after the effective time of the Merger in any manner that would adversely affect the rights thereunder of indemnified parties unless such modification is required by law or consented in writing by the indemnified parties then in office.

Additionally, for six years after the effective time of the Merger and to the fullest extent permitted under applicable law, the Company has agreed to indemnify, defend, and hold harmless each indemnified party against all losses, claims, damages, liabilities, fees, expenses, judgments, and fines arising in whole or in part out of actions or omissions in their capacity as such occurring at or prior to the effective time of the Merger (including in connection with the transactions contemplated by the Merger Agreement), and shall reimburse each indemnified party for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such losses, claims, damages, liabilities, fees, expenses, judgments, and fines as such expenses are incurred, subject to the Company’s receipt of an undertaking by such indemnified party to repay such legal and other fees and expenses paid in advance if it is ultimately determined in a final and non-appealable judgment of a court of competent jurisdiction that such indemnified party is not entitled to be indemnified under applicable law; provided, however, that the Company will not be liable for any settlement effected without the Company’s prior written consent (which consent shall not be unreasonably withheld, conditioned, or delayed).

The Company has also agreed to maintain in effect for a period of six years after the effective time of the Merger the current policies of directors’ and officers’ liability insurance maintained by Horizon Kinetics immediately prior to the effective time of the Merger (provided, that the Company may substitute the foregoing policies with policies of at least the same coverage and amounts and containing terms and conditions that are not less advantageous to the directors and officers of Horizon Kinetics and its subsidiaries when compared to the insurance maintained by Horizon Kinetics as of the execution of the Merger Agreement); or obtain as of the effective time of the Merger “tail” insurance policies with a claims period of six years from the effective time of the Merger with at least the same coverage and amounts and containing terms and conditions that are not less advantageous to the directors, managers and officers of Horizon Kinetics and its subsidiaries, in each case with respect to claims arising out of or relating to events which occurred before or at the effective time of the Merger (including in connection with the transactions contemplated by the Merger Agreement); provided, that such “tail” policies are no greater than 20% of the annual premium in place prior to the effective time of the Merger. In the event the Company or any of its successors or assigns (i) consolidates with or merges into any other person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any person, then, and in each such case, proper provision shall be made so that the successors and assigns shall assume all of the indemnification obligations.

Tax Treatment

Each of the Company, Merger Sub, and Horizon Kinetics agreed to use its reasonable best efforts to cause the Merger to qualify as a tax-deferred exchange within the meaning of the Section 351(a) of the Code.

Employee Matters

All employees of the Company and of Horizon Kinetics immediately prior to the effective time of the Merger shall be, immediately after the effective time of the Merger, employees of the Company (the “Employer of Record”).

In collaboration and consultation with the Company, Horizon Kinetics will establish benefit plans, reasonably acceptable to the Company, for all employees of the Employer of Record, with such benefit plans to be effective commencing immediately following the closing date of the Merger. To the extent requested by Horizon Kinetics, the Company has agreed to cause all Horizon Kinetics employees to be eligible to participate in the Company’s employee benefit plans, including without limitation the Company’s 2015 Equity and Incentive Plan, consistent with the eligibility criteria applied by the Company to other employees of the Company, and Horizon Kinetics’ employees shall receive full credit for prior years of service with Horizon Kinetics and shall not be subject to any preexisting conditions, exclusions or limitations and shall receive parity with the Company’s employees with respect to eligibility to participate in all Company employee benefit plans to the extent permitted under the Company’s employee benefit plans.

Reincorporation in Delaware

The Company has agreed to use its commercially reasonable efforts to obtain approval of its shareholders for, and upon receipt of such approval to promptly take all necessary steps to cause, the Company to be reincorporated in the State of Delaware. One of the proposals included for shareholder action in this proxy statement seeks shareholder approval of the reincorporation.

Other Covenants

The Company, Merger Sub and Horizon Kinetics have agreed to use reasonable best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper or appropriate, applicable laws and regulations to consummate and make effective the transactions contemplated, including, without limitation, (i) to obtain all necessary governmental and private party consents, approvals or waivers, and (ii) to lift any legal bar to the Merger.

Conditions to Completion of the Merger

The obligations of the Company and Horizon Kinetics to complete the Merger are subject to the satisfaction (or waiver, where permitted) of the following conditions:

•
approval by the Company’s shareholders of the Reverse Stock Split Proposal and Reincorporation Proposal;
•
no material adverse effect (or any event, change or effect that would, individually or in the aggregate, reasonably be expected to have a material adverse effect) shall have occurred with respect to the Company or Horizon Kinetics;
•
the representations and warranties of the other party in the Merger Agreement shall be true and correct in all material respects (subject to certain limitations and exclusions);
•
all agreements, covenants and obligations of the other party shall have been complied with in all material respects;
•
no governmental entity having jurisdiction over any party shall have enacted, issued, promulgated, enforced, or entered any laws or orders, whether temporary, preliminary, or permanent, that make illegal, enjoin, or otherwise prohibit consummation of the Merger or the other transactions contemplated by the Merger Agreement;

•
Horizon Kinetics shall have delivered to the Company audited consolidated financial statements of Horizon Kinetics for the year ended December 31, 2022 and unaudited financial statements of Horizon Kinetics for the nine months ended September 30, 2023, that are substantially similar to the unaudited financial statements delivered or made available to the Company prior to the execution of the Merger Agreement;
•
Each of the Horizon Kinetics security holders will have signed an investor representation letter with respect to the receipt of the Merger Consideration; and
•
The Company shall have delivered to Horizon Kinetics copies of executed resignations of certain directors of the Company, effective at the effective time of the Merger.

Termination of the Merger Agreement

The Company and Horizon Kinetics may mutually agree to terminate the Merger Agreement at any time prior to effectiveness of the Merger. Either party may also terminate the Merger Agreement if:

•
any governmental entity of competent jurisdiction shall have enacted, issued, promulgated, enforced, or entered any law or order making illegal, permanently enjoining, or otherwise permanently prohibiting the consummation of the Merger or the other transactions contemplated by the Merger Agreement, and such law or order shall have become final and nonappealable; or
•
at the Special Meeting, the shareholder approval of the Reverse Stock Split Proposal and the Reincorporation Proposal is not obtained.

Horizon Kinetics may also terminate the Merger Agreement if:

•
a Parent Adverse Recommendation Change shall have occurred;
•
the Company shall have breached or failed to perform in any material respect any of its covenants and agreements set forth in Sections 5.05 or 5.06(a) of the Merger Agreement; or
•
the Company or the Merger Sub has breached any of their representations or warranties or failed to perform any of the obligations to be performed by and under the Merger Agreement and such breach or failure to perform (i) will result in the failure by the Company to satisfy the closing conditions with respect to the accuracy of its representations and warranties or the performance of its obligations and (ii) is incapable of being cured or has not been cured by the later of 30 days of written notice of the breach, provided that Horizon Kinetics may not terminate the Merger Agreement if it shall have materially breached the Merger Agreement and such breach has not been cured.

The Company may also terminate the Merger Agreement if:

•
prior to the receipt of the shareholders’ vote at the Special Meeting, the Company’s Board authorizes the Company, after complying with the terms of the Merger Agreement, to enter into a Parent Acquisition Agreement in respect of a Superior Proposal; or
•
Horizon Kinetics has breached any of its representations or warranties or failed to perform any of the obligations to be performed by and under the Merger Agreement and such breach or failure to perform (i) will result in the failure by Horizon Kinetics to satisfy the closing conditions with respect to the accuracy of its representations and warranties or the performance of its obligations and (ii) is incapable of being cured or has not been cured by the later of 30 days of written notice of the breach, provided that the Company may not terminate the Merger Agreement if it shall have materially breached the Merger Agreement and such breach has not been cured.

Fees and Expenses

The parties agreed to share equally certain legal fees incurred by the Company in connection with the Merger Agreement and the transactions contemplated under the agreement. All other fees and expenses incurred in connection with the Merger Agreement and the transactions contemplated by the Merger Agreement will generally be paid by the party incurring those expenses, whether or not the Merger is consummated.

Amendment and Waiver

Subject to applicable legal requirements, the Merger Agreement may be amended by the parties at any time prior to the effective time of the Merger by the written agreement of the parties thereto. In addition, at any time prior to the effective time of the Merger, to the extent legally permitted, the Company and Horizon Kinetics may (i) extend the time for the performance of any of the obligations or other acts of the other party, (ii) waive any inaccuracies in the representations and warranties made to the waiving party, or (iii) waive compliance with any of the covenants, agreements or conditions. An agreement by a party to any extension or waiver must be in writing and signed on behalf of that party. The failure of any party to assert any of its rights under the Merger Agreement or otherwise will not constitute a waiver of such rights.

Certain Material U.S. Federal Income Tax Considerations

The Merger is intended to qualify as tax-deferred exchange of Horizon Kinetics’ membership interests for the Company’s Common Stock within the meaning of Section 351(a) of the Code. In such case, neither the Company nor any Company shareholder will recognize any gain or loss as a result of the Merger. The basis and holding period of such shareholders in their Common stock will remain unchanged.

This proxy statement only discusses U.S. federal income tax consequences and has done so only for general information. This proxy statement does not address the tax consequences of the Merger for the holders of Horizon Kinetics membership interests. This proxy statement does not address all of the federal income tax consequences that may be relevant to particular shareholders based upon individual circumstances or to shareholders who are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign holders or holders who acquired their shares as compensation, whether through employee stock options or otherwise. This proxy statement does not address the tax consequences under state, local or foreign laws, or federal non-income tax laws.

This discussion was based on the Code, regulations, rulings and decisions in effect as of the date of this proxy statement, all of which are subject to differing interpretations and change, possibly with retroactive effect. The Company has neither requested nor received a tax opinion from legal counsel or rulings from the Internal Revenue Service regarding the consequences of the Merger. There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the consequences discussed above.

You should consult your own tax advisor to determine the particular tax consequences to you of the Merger, including the applicability and effect of federal, state, local, foreign and other tax laws.

Accounting Treatment of the Merger

In accordance with U.S. GAAP, we will account for the acquisition using the acquisition method of accounting for business combinations. Because there will be a change of control, the transaction will be treated as a reverse acquisition. Purchase price consideration used in the pro forma condensed combined financial statements is estimated based on the Company’s closing stock price on April 29, 2024. The purchase price and allocation of the purchase price will be finalized based on the stock price on the closing date.

PROPOSAL 3 – ADJOURNMENT OF THE SPECIAL MEETING

If at the time of the Special Meeting the number of shares of the Company’s Common Stock voting in favor of one or more of the proposals is insufficient to approve one or more of those proposals, we may move to adjourn the Special Meeting in order to allow us to continue to solicit additional proxies in favor of the proposals that require additional “FOR” votes for their approval. The Board believes that it is in the best interests of the Company’s shareholders to have each of the proposals approved and implemented, and, therefore, enabling us to adjourn the meeting to continue to solicit proxies for one or more of the proposals is advisable.

If this Proposal is not approved by our shareholders, the Company will not be able to adjourn the Special Meeting to a later date. In such event, the Merger will not be completed if the Reverse Stock Split Proposal is not passed.

OUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ADJOURNMENT PROPOSAL.

NO DISSENTERS’ RIGHTS OF APPRAISAL

Under Colorado law, the holders of shares of the Company’s Common Stock are not entitled to dissenters’ rights of appraisal in connection with the Merger or the shares issued in connection therewith or any proposal in the proxy statement.

SHAREHOLDER PROPOSALS

There are no shareholder proposals for this Special Meeting. The Company’s next annual meeting is expected to be held in 2025. A shareholder who desires to have a qualified proposal considered for inclusion in the proxy statement for that meeting must notify the Corporate Secretary of the terms and content of the proposal in the manner and by the time required by the Company’s Bylaws at 720 S. Colorado Blvd, PH N, Denver, Colorado, 80246, Attention: Corporate Secretary. The shareholder proponent, or a representative who is qualified under state law, must appear in person at the next annual meeting of shareholders to present the proposal. The Company’s Bylaws outline the procedures including notice provisions, for shareholder nomination of directors and other shareholder business to be brought before shareholders at the annual meeting. A copy of the pertinent Bylaw provisions is available upon written request to 720 S. Colorado Blvd, PH N, Denver, Colorado, 80246, Attention: Corporate Secretary.

OTHER MATTERS PRESENTED AT THE SPECIAL MEETING

The Company has no knowledge of any other matters that may come before the Special Meeting and does not intend to present any other matters. However, if any other matters shall properly come before the Special Meeting or any adjournment, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document the Company files with the SEC at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. The SEC also maintain an Internet website that contains reports, proxy and information statements and other information regarding issuers, including the Company, who file electronically with the SEC. The address of that site is www.sec.gov.

Investors may also consult the Company’s website for more information at www.slginc.com. Information included on the Company’s corporate website is not incorporated by reference in this proxy statement.

The SEC allows us to incorporate information into this proxy statement “by reference,” which means that we can disclose important information to you by referring you to another document filed separately by the Company with the SEC. The information incorporated by reference is deemed to be part of this proxy statement, except for any information superseded by information contained directly in this proxy statement. This proxy statement incorporates by reference the documents set forth below that the Company has previously filed with the SEC. These documents contain important information about the Company and its financial condition, business and results.

•
The Company’s Annual Report on Form 10-K for the year ended December 31, 2023, filed on March 26, 2024.

We also hereby incorporate by reference any additional documents that we may file with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act from the date of this proxy statement until the Special Meeting. These include, but are not limited to, periodic reports, such as annual reports on Forms 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, as well as proxy statements; provided, however, that we are not incorporating any information furnished under either Item 2.02 or Item 7.01 of any current report on Form 8-K.

You may obtain any of these documents from the SEC at the SEC’s Internet web site at www.sec.gov or upon written request to 720 S. Colorado Blvd, PH N, Denver, Colorado, 80246, Attention: Corporate Secretary.

Horizon Kinetics LLC and Subsidiaries (A Limited Liability Company)

Consolidated Financial Statements and Independent Auditors’ Report

As of and for the Years Ended December 31, 2023 and 2022

Independent Auditors’ Report

To the Members of

Horizon Kinetics LLC and Subsidiaries

Report on the Audit of the Consolidated Financial Statements

Opinion

We have audited the consolidated financial statements of Horizon Kinetics LLC and Subsidiaries (the Company), which comprise the consolidated statements of financial condition as of December 31, 2023 and 2022, and the related consolidated statements of operations, changes in members’ equity and cash flows for the years then ended, and the related notes to the consolidated financial statements.

In our opinion, the accompanying consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Consolidated Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the consolidated financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern within one year after the date that the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Consolidated Financial Statements

Our objectives are to obtain reasonable assurance about whether the consolidated financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the consolidated financial statements.

In performing an audit in accordance with GAAS, we:

•
Exercise professional judgment and maintain professional skepticism throughout the audit.
•
Identify and assess the risks of material misstatement of the consolidated financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements.
•
Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•
Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the consolidated financial statements.
•
Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings and certain internal control-related matters that we identified during the audit.

/S/ Baker Tilly US, LLP
New York, New York
April 24, 2024

Consolidated Statement of Financial Condition

December 31, 2023 and 2022

(Dollars in Thousands)	2023	2022
Assets
Cash and cash equivalents	$10,477	$8,814
Fees receivable	3,501	9,760
Other receivables, net	952	236
Investments, at fair value	37,620	53,296
Investments in proprietary funds	103,962	98,159
Operating Lease Right-of-Use Asset	5,651	7,295
Property and equipment, net	200	237
Prepaid expenses and Other assets, net	1,882	1,341
Notes receivable to related party	2,089	2,314
Due from affiliates	571	510
Intangible assets	45,705	47,278
Goodwill	19,273	19,273
Total Assets	$231,883	$248,513
Liabilities and Members’ Equity
Liabilities:
Accounts payable, accrued expenses and other	$3,839	$3,842
Accrued third party distribution expenses	1,022	1,418
Deferred revenue	70	57
Deferred tax liability	617	1,139
Due to affiliates	9,966	9,585
Operating lease liability	7,281	9,272
Total Liabilities	22,795	25,313
Commitments and contingencies
Class A-1 Members’ Equity	187,644	201,084
Class A-2 Members’ Equity	21,444	22,116
Total Members’ Equity	209,088	223,200
Total Liabilities and Members’ Equity	$231,883	$248,513

Consolidated Statement of Operations

For the Years ended December 31, 2023 and 2022

(Dollars in Thousands)	2023	2022
Revenue:
Management and advisory fees	$50,563	$59,984
Other income and fees	418	239
Total Revenue	50,981	60,223

Operating expenses:
Compensation and related employee benefits	26,851	27,679
Sales, distribution and marketing	10,209	10,613
Depreciation and amortization	1,828	1,857
General and administrative expenses	8,581	7,829
Total Operating expenses	47,469	47,978

Operating income	3,512	12,245

Other income/(expense):
Equity in earnings of proprietary funds, net	5,705	7,765
Interest and dividends	826	750
Other income/(expense), net	(669)	251
Realized gain on investments, net	1,388	46
Unrealized (loss)/gain on investments net	(15,376)	18,105
Total other (loss)/income, net	(8,126)	26,917

(Loss)/income before provision for income taxes	(4,614)	39,162

Income tax benefit/(expense)	122	(562)

Net (loss)/income	$(4,492)	$38,600

Consolidated Statement of Changes in Members’ Equity

For the Years ended December 31, 2023 and 2022

(Dollars in Thousands)
	Class A-1 Members	Class A-2 Members	Non-Controlling Interest	Total
Balance at January 1, 2022	$176,338	$20,915	$(1,031)	$196,222
Distributions	(13,566)	(714)	—	(14,280)
Deconsolidation event (see Note 2)	1,550	77	1,031	2,658
Net Income	36,762	1,838	—	38,600
Balance at December 31, 2022	$201,084	$22,116	$—	$223,200
Distributions	(9,162)	(458)	—	(9,620)
Net Loss	(4,278)	(214)	—	(4,492)
Balance at December 31, 2023	$187,644	$21,444	$—	$209,088

Consolidated Statement of Cash Flows

For the years ended December 31, 2023 and 2022

	2023	2022
(Dollars in Thousands)
Operating activities:
Net income/(loss)	$(4,492)	$38,600
Adjustments to reconcile net (loss)/income to net cash provided by operating activities:
Depreciation and amortization	1,828	1,857
Equity in earnings/(losses) of affiliates	(5,705)	(7,765)
Non-cash reinvestment of management fees and performance allocation from affiliates	152	315
Net change in unrealized (gain)/loss on investments	15,376	(18,105)
Net realized (gain)/loss on investments	(1,388)	(46)
Other non-cash amounts	(221)	126
Changes in operating assets and liabilities:
Fees receivable	6,259	7,243
Other receivables, net	(699)	222
Prepaid expenses and Other assets, net	(541)	(24)
Due from affiliates	(61)	55
Accounts payable, accrued expenses and other	(5)	(224)
Accrued third party distribution expenses	(396)	(688)
Deferred revenue	13	—
Deferred rent	—	(1,947)
Due to affiliates	381	(257)
Net cash provided by operating activities	10,501	19,362
Investing activities:
Issuance of notes receivable to related party	(475)	—
Proceeds from sale of investments	2,482	573
Purchases of property and equipment	(95)	(302)
Sales of property and equipment	—	384
Purchases of investments	(1,130)	(3,998)
Net cash provided/(used in) by investing activities	782	(3,343)
Financing activities:
Distributions paid	(9,620)	(14,280)
Net cash used in financing activities	(9,620)	(14,280)
Net increase in cash and cash equivalents	1,663	1,739
Cash and cash equivalents, beginning of year	8,814	7,075
Cash and cash equivalents, end of year	$10,477	$8,814
Supplemental disclosures of cash flow information:
Income taxes paid	$420	$664
Supplemental disclosures of non-cash investing activities
Non-cash reinvestment of management fees and performance allocation from affiliates	$152	$315

Notes to Consolidated Financial Statements

As of and for the years ended December 31, 2023 and 2022

Note 1. Organization and Nature of Business

Horizon Kinetics LLC, a Delaware Limited Liability Company (along with its wholly-owned subsidiaries, collectively referred to as the “Company”, “HK LLC” or in the first-person notations of “we”, “us” and “our”) was formed on March 15, 2011 to execute the merger agreement between Horizon Asset Management LLC (“HAM”), Kinetics Asset Management LLC (“KAM”), Kinetics Funds Distributor LLC (“KFD”), Kinetics Advisers LLC (“KA”), KBD Securities LLC (“KBD”) resulting in a Class A-1 membership group. Certain other investors’ contributed cash in return for Class A-2 units. During 2019, HAM, KAM and KA were merged forming Horizon Kinetics Asset Management (“HKAM”). The Company is an investment advisory and independent research firm. The Company earns revenues principally from fees earned for providing investment advisory services to separately managed investment accounts, mutual funds, ETFs and proprietary funds.

HKAM (the “Investment Adviser”) is a wholly-owned subsidiary and is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940.

KBD LLC and KFD LLC are also wholly-owned subsidiaries and are registered broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (“FINRA”). KFD LLC acts as a broker (agent) in the distribution of shares of the Kinetics Portfolio Trust series of funds and does not receive or hold funds of subscribers or securities of issuers. KFD LLC also acts as a private placement agent for the Kinetics Portfolio Trust. KBD LLC acts as a limited purpose broker-dealer involved with the marketing and wholesaling of various products offered by HK LLC and its subsidiaries. KBD LLC does not receive or hold customer’s funds or securities.

On December 19, 2023, the Company entered into a definitive all-stock merger agreement with Scott’s Liquid Gold-Inc., a publicly held operating company. The transaction is subject to the approval of the shareholders of Scott’s Liquid Gold.

Note 2. Summary of Significant Accounting Policies

Basis of presentation:

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP).

The consolidated financial statements include the accounts of HK LLC and all of its wholly-owned subsidiaries (HKAM, KFD, and KBD) (collectively the “Company”). All intercompany balances and transactions have been eliminated in consolidation. Certain prior year amounts have been reclassified to conform with current year presentation.

Consolidation:

In addition to its wholly-owned subsidiaries, generally accepted accounting principles in the United States of America (“GAAP”) requires that the assets, liabilities and results of operations of a variable interest entity (“VIE”) be consolidated into the financial statements of the enterprise that has a controlling interest in the VIE. The determination as to whether an entity qualifies as a VIE depends on the facts and circumstances surrounding each entity, and therefore certain of the investment vehicles managed by the Company may qualify as VIEs under the variable interest model, whereas others may qualify as voting interest entities (“VOEs”) under the voting interest model. The granting of substantive kick-out rights is a key consideration in determining whether a limited partnership or similar entity is a VIE and whether or not that entity should be consolidated.

The Company first evaluates whether it holds a variable interest in an entity. Fees that are customary and commensurate with the level of services provided, and where the Company does not hold other economic interests in the entity that would absorb more than an insignificant amount of the expected losses or returns of the entity, would not be considered a variable interest. The Company factors in all economic interests including proportionate interests through related parties, to determine if such interests are considered a variable interest. As the Company’s interests in many of these entities are solely associated with market rate fees and/or insignificant indirect interests through related parties, the Company is not considered to have a variable interest in many of these entities. For entities where the Company has determined that it does hold a variable interest, the Company performs an assessment to determine whether each of those entities qualify as a VIE.

As disclosed in Note 4, the Company holds equity investments in certain of its proprietary investment funds. While the Company and other related-party owners own a significant portion of the entities in some instances, the Company has determined that it is not the ultimate primary beneficiary. The Company’s maximum exposure to loss is the potential loss of its investment, it can redeem its investment at any time (in accordance with the redemption provisions of the specific funds) and does not have in place any liquidity arrangements or other commitments with third parties on behalf of the funds. Accordingly, the underlying assets and liabilities related to these entities are not consolidated with the Company’s consolidated financial statements as of December 31, 2023 or 2022.

The Company lost controlling interest in HM Tech during 2022 resulting in a deconsolidation loss of $246, which was attributable to the remeasurement to fair value of the Company’s retained interest.

Use of estimates:

The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Cash and cash equivalents:

Cash and cash equivalents include cash on hand and short-term, highly liquid investments (those purchased with an original maturity of three months or less) held at banks or other financial institutions. Management periodically assesses the financial condition of the banks and believes that any potential credit loss is minimal. Cash on deposit with financial institutions may exceed federally insured limits.

Liquidity:

The Company believes that its cash and cash equivalents will be sufficient to fund operations past one year from the issuance of these consolidated financial statements.

Fees and other receivables:

Fees and other receivables consists of fees receivable from separately managed accounts, mutual funds, ETFs, and proprietary investment funds, research revenue and other miscellaneous receivables.

Receivables are recorded when they are due and are presented in the consolidated statement of financial condition, net of any allowance for doubtful accounts. Accounts receivable are written off when they are determined to be uncollectible. Allowances for expected credit losses or doubtful accounts is estimated based on the Company’s historical losses, existing conditions in the industry, and the financial stability of those individuals or entities that owe the receivable. As of December 31, 2023 and 2022 there were no amounts established for credit losses or doubtful accounts, respectively.

Property and equipment:

Property and equipment are recorded at cost. Depreciation is computed using a straight-line method based on the estimated useful lives of the assets, which range from three to five years. Leasehold improvements are amortized on a straight-line basis over the lesser of the economic useful life of the improvement or the term of the lease.

Intangible Assets:

The Company evaluates intangible assets for impairment on an annual basis or when events or changes indicate the carrying value may not be recoverable. The Company also evaluates the remaining useful lives of intangible assets on an annual basis or when events or changes warrants the remaining period of amortization to be revised. The Company has evaluated its intangible assets for impairment and has concluded that no impairments occurred during 2023 or 2022.

Digital Assets:

The Company accounts for digital assets in accordance with the AICPA’s practice aid “Accounting for and auditing of digital assets” and ASC 350-20 Intangibles - Goodwill and Other. The Company maintains holdings of digital assets awarded from mining activities in cold storage devices at qualified institutional custodians in addition to pooled vehicles that maintain custody of such assets. The Company’s holdings of digital assets are recognized as indefinite-lived intangible assets and are stated at the price of such digital assets as of the date they were acquired. Management assesses these holdings for impairment on an annual basis or more frequently if events or changes indicate it is more likely than not that the asset is impaired, including a daily evaluation of the low price of the underlying digital asset. The Company held digital assets, principally Bitcoin, with a carrying value of $1.8 million and $1.7 million as of December 31, 2023 and 2022, respectively.

The Company measures mining rewards based on the quoted price on the Company’s principal market. Revenue from mining is included in other income and fees.

Intangible assets:

Intangible assets were recorded at the Company’s formation. Intangible assets with a useful life are amortized and expensed on a straight-line basis over their estimated useful lives. The weighted average amortization period of our intangible assets subject to amortization is 15 years. Management periodically evaluates the remaining useful lives of definite-lived intangible assets and carrying values of all intangible assets to determine whether events or changes in circumstances indicate a change in the useful life or an impairment. Indefinite-lived intangible assets are reviewed annually using a qualitative approach which requires that positive and negative evidence collected as a result of considering various factors be weighed in order to determine whether it is more likely than not that an asset is impaired.

Indicators of impairment monitored by management include a decline in the level of managed assets, changes to contractual provisions underlying certain intangible assets and reductions in underlying operating cash flows. Should there be an indication of a change in the useful life or impairment in value of the definite-lived intangible assets, we compare the carrying value of the asset to the projected undiscounted cash flows expected to be generated from the underlying asset over its remaining useful life to determine whether impairment has occurred. If the carrying value of the asset exceeds the undiscounted cash flows, the asset is written down to its fair value determined using discounted cash flows. The Company writes off the cost and accumulated amortization balances for all fully amortized intangible assets.

Indefinite-lived intangible assets represent contracts for mutual fund advisory services where the Company expects to, and has the ability to, continue to manage these funds indefinitely, the contracts have annual provisions, and there is a high likelihood of continued renewal based on historical experience.

Goodwill:

For goodwill impairment testing purposes, the Company has determined that there is only one reporting unit. The Company tests goodwill for impairment on an annual basis, or more frequently if facts and circumstances indicate that goodwill may be impaired. Factors that could trigger an impairment review include underperformance relative to historical or projected future operating results, significant changes in the Company’s assets managed, and significant negative industry or economic trends. An impairment charge is recorded if the carrying amount of the reporting unit exceeds its fair value.

Investments, at fair value:

The Company invests in securities which are valued at fair value with unrealized gains and losses included in the consolidated statement of operations. Realized gains and losses are determined on the basis of specific identification.

Investments in proprietary funds:

For investments in entities over which the Company exercises significant influence, but which do not meet the requirements for consolidation and for which the Company has not elected the fair value option, the Company uses the equity method of accounting, whereby the Company records its share of the underlying income or loss of such entities. The Company’s share of the underlying net income or loss of such entities is recorded in equity in earnings of affiliated investments on the consolidated statement of operations. As the underlying entities that the Company manages and invests in are, for U.S. GAAP purposes, primarily investment companies accounted for under Accounting Standards Codification (“ASC”) Topic 946 which reflect their investments at estimated fair value, the carrying value of the Company’s equity method investments in such entities approximates fair value.

Other investments:

We account for other investments that are not accounted for under the equity method that do not have a readily determinable fair value under the fair value measurement alternative. Under the fair value measurement alternative, these investments are based on our original cost less impairments, if any, plus or minus changes resulting from observable price changes in orderly transactions for the identical or a similar interests of the same issuer. Under this method, our share of the income or losses of such companies is not included in our Consolidated Statements of Operations, however, the result of observable price changes, if any, are reflected in Other income (loss), net. We include the carrying value of these investments in Investments in proprietary funds on the Consolidated Balance sheets.

Fair value measurements:

The Company values certain of its financial assets and liabilities based on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Accounting guidance emphasizes that fair value is a market-based measurement that should be determined based on the assumptions market participants would use in pricing the asset or liability. As a basis for considering market participant assumptions in fair value measurements, accounting guidance establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). Valuation techniques used to measure fair value shall maximize the use of observable inputs and minimize the use of unobservable inputs.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels, as follows:

Level 1 Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access. Valuation adjustments are not applied to Level 1 investments. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these investments does not entail a significant degree of judgment.

Level 2 Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The fair value hierarchy guidance gives the highest priority to Level 1 inputs and the lowest priority to Level 3 inputs.

Revenue Recognition:

The Company recognizes revenue under Financial Accounting Standards Board’s (FASB) Accounting Standards Update (ASU) 2014-09, Revenue From Contracts With Customers (Topic 606). The Company recognizes revenue when the performance obligation is satisfied, which is the point at which control of the promised goods or services are transferred to its customers, in an amount that reflects the consideration the Company expects to be entitled to receive in exchange for those goods or services.

Management fees, which are generally calculated as a percentage of assets or equity under management, are recognized when earned and collection is probable. Certain contracts for management services also provide for performance-based fees (“Incentive Fees”), which are generally earned when a predefined minimum investment return (“Return Threshold”) for the Managed Funds are earned. When applicable, Incentive Fees are recognized in the statements of operations based on the contractual conditions set forth in the agreements governing the Managed Funds as if the Managed Funds were terminated and liquidated at the reporting date and the Managed Funds’ investments were realized at the then estimated fair values.

Incentive Fee revenue is recorded when earned by the Fund Managers of those Managed Funds to the extent that Return Thresholds have been met and it is probable that a significant reversal of revenue will not occur. During the year ended December 31, 2023, the Company recorded a reduction to revenue and fees receivable for performance-based fees previously recorded for the year ended December 31, 2022 of $873.

Management and advisory fees are comprised of base management fees, advisory and other fees and are accounted for as contracts with customers. The Company earns base management fees from its customers at a fixed percentage of a calculation base which is typically invested capital or net asset value. The Company identifies its customers on a fund-by-fund basis in accordance with the terms and circumstances of the individual fund. Generally, the customer is identified as the investor in its managed funds and investment vehicles, but for certain widely held funds or vehicles, the fund or vehicle itself may be identified as the customer. These customer contracts require the Company to provide investment management services over a period of time, which represents a performance obligation that the Company satisfies over time. Management fees are a form of variable consideration because the fees that the Company is entitled to vary based on fluctuations in the basis for the management fee. The amount recorded as revenue is generally determined at the end of the period because these management fees are payable on a regular basis (typically monthly) and are not subject to claw back once paid. Transaction, advisory and other fees are principally fees charged to the investors of funds indirectly through the managed funds. These fees are based on a fixed percentage of enterprise value or equity value of pooled capital raised and are earned which generally coincides with when the capital is called. These fees are not tied to performance or ongoing investment management services, are not subject to claw back and are recorded in the period in which the related transaction closes. Accrued but unpaid management and advisory fees as of the reporting date are included in fees receivable.

The following table disaggregates our revenue by type:

Supplemental Table for Revenue Disclosure

	2023	2022
Mutual fund management fees	$20,810	$21,827
ETF management fees	9,044	10,364
Separately managed account fees	17,283	18,535
Management & performance fees from proprietary funds	3,426	9,258
	$50,563	$59,984

The following table presents balances of receivables:

	2023	2022
Mutual fund management fees	$1,652	$2,394
ETF management fees	549	939
Separately managed account fees	281	682
Management & performance fees from proprietary funds	1,019	5,745
	$3,501	$9,760

Other revenue:

The Company also produces investment research reports for individual and institutional research clients. In addition, the Company retains a third-party marketing firm to market and distribute its research reports.

Clients subscribe at a monthly, annual or multi-annual level. Income is accrued monthly based on current subscription base.

Third party distribution:

The Company has agreements in place with several third-party distribution firms and individual marketers (“Marketers”). Generally, each party to the agreement may terminate the agreement in a short notice period. Third party distribution expenses are earned by the Marketers based on revenue earned from some of the Company’s investment products generated by the respective Marketers. Accrued third party distribution expenses represent expenses that have been accrued but not paid. In the event that related fees receivable are deemed uncollectible, both related fees receivable and accrued third party distribution expenses will be written off.

Lease and deferred rent obligation:

ASU No. 2016-02, Leases (Topic 842). ASU No. 2016-02 requires lessees to recognize the assets and liabilities that arise from leases on the balance sheet. A lessee should recognize in the statement of financial position a liability to make lease payments (the lease liability) and a right-of-use asset representing its right to use the underlying asset for the lease term. The Company adopted ASU No. 2016- 02 Topic 842 as of January 1, 2022.

Income taxes:

The Company is not subject to federal or state income taxes as its income and losses are includable in the tax returns of its members. The Company may be required to file returns and pay tax in various state and local jurisdictions as a result of its operations or residency. Accordingly, the Company is subject to New York City unincorporated business income tax (“UBT”) and annual limited liability company fees in New York and Delaware. For the years ended December 31, 2023 and 2022, respectively, current, and deferred UBT expense (benefit) totals are $(122) and $562. In addition, during 2023 and 2022, the Company recorded a deferred tax liability of $617 and $1,138, respectively. Deferred tax liabilities consist primarily of unrealized gains on investments.

The Financial Accounting Standards Board (“FASB”) provides guidance for how uncertain tax positions should be recognized, measured, disclosed and presented in financial statements. This requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained “when challenged” by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense and liability in the current year. It is the Company’s policy to recognize accrued interest and penalties related to uncertain tax positions in income taxes. Management has determined there are no material uncertain tax positions.

The Company’s federal and state income tax returns for all years ending after December 31, 2019 are available for review by the taxing authorities. Management continually evaluates expiring statutes of limitations, audits, proposed settlements, changes in tax law and new authoritative rulings.

Concentrations of credit risk:

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and cash equivalents, accounts receivable and investments. Exposure to credit risk is reduced by placing such deposits or other temporary investments in high-credit quality financial institutions.

The concentration of credit risk with respect to accounts receivable is generally limited due to the short payment terms extended by the Company. On a periodic basis, the Company evaluates its accounts receivable and establishes an allowance for doubtful accounts, if necessary, based on a history of past write-offs and collections and current credit conditions. The Company has established an allowance for doubtful for 2023 and 2022 of $700 and $0 respectively.

Major customers:

The Company has the following major customers who are each related-parties:

	2023	2022
Mutual Funds:
Mutual Fund A	23%	22%
Mutual Fund B	10%	8%

ETFs:
ETF A	17%	17%

Recent accounting pronouncements:

In June 2016, the FASB issued ASU No. 2016-13, Financial Instruments - Credit Losses (Topic 326). ASU No. 2016-13 requires immediate recognition of management’s estimates of current expected credit losses (CECL) rather than when incurred. ASU No. 2016-13 is effective for annual periods beginning after December 15, 2022 and interim periods within annual periods beginning after December 15, 2022. The Company has assessed ASU No. 2016-13 during the year. The impact of adopting this ASU was not material to our consolidated financial statements.

In December 2023, the FASB issued ASU No. 2023-08, Intangibles - Goodwill and Other - Crypto Assets (Topic 350-60). ASU No. 2023-08 requires that an entity present digital assets measured at fair value separately from other intangible assets in the balance sheet and changes from the remeasurement of digital assets separately from changes in the carrying amounts of other intangible assets in the income statement. ASU No. 2023-08 is effective for annual periods beginning after December 15, 2024 and interim periods within annual periods beginning after December 15, 2024. The Company expects to adopt ASU 2023-08 as of January 1, 2024 resulting in certain expanded disclosures about digital assets and recording an increase to our digital assets and members’ equity of approximately $4.1 million.

Note 3. Investments, at fair value

As of December 31, 2023 the Company owned investments in marketable securities with a fair value of $37,620 and a cost of $20,932. The total unrealized gain with respect to these investments at December 31, 2023 was $16,688 and the change in the unrealized gain/loss for the year then ended was a loss of $15,376.

The following summarizes the Company’s investments accounted for at fair value at December 31, 2023 using the fair value hierarchy:

	2023
	Total	Level 1	Level 2	Level 3
Investments:
Kinetics Mutual Funds	$2,648	$—	$2,648	$—
Texas Pacific Land Corporation common stock	30,084	30,084	—	—
FRMO Corporation common stock	1,259	—	1,259	—
All other market traded equity securities	3,631	3,631	—	—
Totals	$37,622	$33,715	$3,907	$—
Liabilities:
Market traded equity securities - sold short	(2)	(2)	—	—
Total Liabilities	(2)	(2)	—	—
Total	$37,620	$35,713	$3,907	$—

As of December 31, 2022, the Company owned investments in marketable securities with a fair value of $53,296 and a cost of $21,232. The total unrealized gain with respect to these investments at December 31, 2022 was $32,064 and the change in the unrealized gain/loss for the year then ended was a gain of $18,105.

The following summarizes the Company’s investments accounted for at fair value at December 31, 2022 using the fair value hierarchy:

	2022
	Total	Level 1	Level 2	Level 3
Investments:
Kinetics Mutual Funds	$4,608	$—	$4,608	$—
Texas Pacific Land Corporation common stock	44,053	44,053	—	—
FRMO Corporation common stock	1,768	—	1,768	—
All other market traded equity securities	2,872	2,872	—	—
Totals	$53,301	$46,925	$6,376	$—
Liabilities:
Market traded equity securities - sold short	(5)	(5)	—	—
Total Liabilities	(5)	(5)	—	—
Total	$53,296	$46,920	$6,376	$—

As of December 31, 2023 and 2022, there are no investments categorized within Level 3.

Note 4. Investments in proprietary funds

At December 31, 2023 and 2022, investments in proprietary funds, which are recorded using the equity method of accounting and consist of the following:

	Equity Held	Ownership %	Management Fees	Performance Fees	Receivable at December 31, 2023
Polestar Fund LP (Class A and S)	$28,821	11.2%	$1,704	$222	$448
Kinetics Institutional Partners LP	13,667	37.3%	217	—	19
Horizon Multi-Strategy Fund, LP	17,716	15.3%	1,077	51	241
Horizon Kinetics Equity Opportunities Fund (All classes)	17,149	6.3%	—	—	—
Horizon Multi-Disciplinary Fund, LP	5,387	33.4%	55	—	15
Kinetics Partners LP	6,884	24.4%	11	—	1
Horizon Kinetics Hard Assets, LLC	5,362	3.1%	—	—	—
All others	7,789	—	459	130	54
	$102,775		$3,523	$403	$778

	Equity Held	Ownership %	Management Fees	Performance Fees	Receivable at December 31, 2022
Polestar Fund LP (Class A and S)	$31,582	9.3%	$1,803	$1,717	$549
Kinetics Institutional Partners LP	15,223	36.1%	224	1,153	—
Horizon Multi-Strategy Fund, LP	16,463	14.8%	1,058	116	213
Horizon Kinetics Equity Opportunities Fund (All classes)	6,033	7.5%	—	—	—
Horizon Multi-Disciplinary Fund, LP	5,062	33.0%	54	—	14
Kinetics Partners LP	8,075	24.4%	12	71	—
Horizon Kinetics Hard Assets, LLC	7,599	3.0%	—	—	—
All others	7,037	—	426	320	44
	$97,073		$3,576	$3,378	820

The tables below present summarized financial information of the Company’s equity method investments at December 31, 2023:

	Statement of Financial Condition
	Net Long and Short Positions	Other Assets	Liabilities	Equity
Polestar Fund LP (Class A and S)	$230,259	$28,614	$1,059	$257,815
Kinetics Institutional Partners LP	32,543	4,138	73	36,607
Horizon Multi-Strategy Fund, LP	115,390	1,161	807	115,744
Horizon Kinetics Equity Opportunities Fund (All classes)	272,644	1,837	3,079	271,402
Horizon Multi-Disciplinary Fund, LP	16,178	—	28	16,151
Kinetics Partners LP	24,903	3,326	54	28,175
Horizon Kinetics Hard Assets, LLC	167,972	5,939	102	173,810
All others	102,527	75,197	1,955	175,768
	$962,416	$120,212	$7,157	$1,075,472

	Statement of Operations
	Revenue / Investment Income	(Expenses)	Net Realized and Unrealized Gain (Loss)	Net Income (Loss)
Polestar Fund LP (Class A and S)	$2,805	$(1,998)	$(43,888)	$(43,080)
Kinetics Institutional Partners LP	323	(293)	(4,304)	(4,274)
Horizon Multi-Strategy Fund, LP	776	(1,262)	7,185	6,699
Horizon Kinetics Equity Opportunities Fund (All classes)	4,716	(403)	142,742	147,055
Horizon Multi-Disciplinary Fund, LP	365	(73)	634	926
Kinetics Partners LP	281	(84)	(5,068)	(4,872)
Horizon Kinetics Hard Assets, LLC	1,650	(17)	(80,782)	(79,149)
All others	10,232	(8,343)	13,778	15,667
	$21,148	$(12,473)	$30,297	$38,972

The tables below present summarized financial information of the Company’s equity method investments at December 31, 2022:

	Statement of Financial Condition
	Net Long and Short Positions	Other Assets	Liabilities	Equity
Polestar Fund LP (Class A and S)	$285,628	$24,191	$1,239	$308,580
Kinetics Institutional Partners LP	40,669	1,583	52	42,201
Horizon Multi-Strategy Fund, LP	110,580	1,026	496	111,110
Horizon Kinetics Equity Opportunity Fund (All classes)	80,811	23	311	80,524
Horizon Multi-Disciplinary Fund, LP	15,344	—	26	15,318
Kinetics Partners LP	32,030	1,142	51	33,121
Horizon Kinetics Hard Assets, LLC	247,678	4,923	5	252,596
All others	77,459	77,293	1,059	153,693
	$890,200	$110,182	$3,240	$997,142

	Statement of Operations
	Revenue / Investment Income	(Expenses)	Net Realized and Unrealized Gain (Loss)	Equity
Polestar Fund LP (Class A and S)	$3,918	$(2,090)	$83,528	$85,355
Kinetics Institutional Partners LP	523	(305)	8,916	9,134
Horizon Multi-Strategy Fund, LP	1,491	(1,236)	6,975	7,230
Horizon Kinetics Equity Opportunity Fund (All classes)	148	(319)	(139,377)	(139,549)
Horizon Multi-Disciplinary Fund, LP	300	(68)	(10)	222
Kinetics Partners LP	422	(91)	8,302	8,633
Horizon Kinetics Hard Assets, LLC	3,431	(18)	114,053	117,466
All others	7,485	(12,973)	(3,814)	(9,302)
	$17,716	$(17,100)	$78,573	$79,189

The Company also maintains a variety of investments in private funds or partnerships that are recorded either on the cost or equity method as applicable. At December 31, 2023 and 2022, these amounts aggregated to $1,186 and $1,086, respectively.

Note 5. Property and equipment, net

As of December 31, 2023 and December 31, 2022, property and equipment consisted of the following:

	2023	2022
Leasehold improvements	1,386	1,386
Furniture and Fixtures	716	788
	2,102	2,174
Less: accumulated depreciation	(1,902)	(1,937)
Total	200	237

For the years ended December 31, 2023, and December 31, 2022, depreciation related to property and equipment amounted to $121 and $149.

Note 6. Transactions with members and related parties

The Company periodically conducts transactions on behalf of related parties. Due to affiliates includes an amount payable to Horizon Common Inc., a partnership consisting of certain founders, that was the result of transactions at the formation of the Company. The balance of this account as of December 31, 2023 and December 31, 2022 is $6,899 and $6,999, respectively.

At December 31, 2023 and December 31, 2022, included in Due from Affiliates is $66 primarily representing advisory fees collected by Kinetics Common Inc. on the Company’s behalf. Additionally, at December 31, 2023 and December 31, 2022, $309 and $311, respectively, were owed to the Company from Consensus Mining & Seigniorage Corporation and Kinetics Holdings

Corporation for various expenses paid by the Company on their behalf. The remaining balance in Due from Affiliates stems from payments on behalf of the Private Investment Funds for fund expenses related to regulatory fees.

The Company, through various proprietary entities, serves as the investment manager and earned $12,495 in management fees performance fees in 2023, and $19,647 in management fees and performance fees in 2022 from unconsolidated HKAM LLC private investment funds. Such fees are included in the consolidated statement of operations as management and performance fees.

Certain co-founders of HK LLC are also shareholders of FRMO Corporation (“FRMO”). At the Company’s formation, FRMO acquired the right to a 4.2% share of the Company’s gross revenue (prior to any commission sharing agreements) and a 4.95% member interest, in exchange for cash and shares of FRMO to Horizon Common Inc.

For the years ended December 31, 2023 and 2022, amounts earned in accordance with this agreement by FRMO were $2,216 and $2,550, respectively, which are included in distribution expenses on the consolidated statement of operations. As of December 31, 2023 and 2022, amounts due to FRMO totaled

$3,040 and $2,560, respectively, which are included in due to affiliates on the consolidated statement of financial condition. As of December 31, 2023 and 2022, the Company owned 196,117 and 214,588 shares of FRMO common stock valued at $1,259 and $1,768, respectively, which is included in investments, at fair value on the consolidated statement of financial condition.

Note 7. Intangible assets

The following is a summary of the Company’s non-goodwill intangible assets at the end of the year.

	2023	2022
Our intangibles consist of the following:
Retail SMA Contracts	$1,700	$1,700
Advisory Hedge Fund Contracts	11,900	11,900
Other Fund Contracts	10,500	10,500
Trade Name	1,200	1,200
	$25,300	$25,300
Accumulated Amortization	(21,631)	(19,924)
	$3,669	$5,376
Mutual fund advisory contracts	40,207	40,207
Digital Assets	1,829	1,695
	$45,705	$47,278

Amortization expense and accumulated amortization for the year ended December 31, 2023 was $1,708 and $27,431 respectively. Amortization expense and accumulated amortization for the year ended December 31, 2022 was $1,708 and $25,723 respectively. Estimated aggregate amortization expense for the next fiscal year is $1,708, for the second fiscal year is $1,060, for the third year is $683, and for the fourth year is $219.

Note 8. Members’ equity

As defined in the Company amended limited liability agreement dated as of May 1, 2011, each Class A-1 membership unit shall represent one vote and each Class A-2 membership unit shall represent thirty-nine and two-thirds votes with respect to any matter to be voted on by the members. The Company’s profit and losses shall be allocated to the members as determined by the Company’s board of managers. In addition, distributions of the Company’s profits will be determined by the Company’s board of managers in accordance with the amended limited liability agreement. The Company makes distributions to members on a quarterly basis, based on their ownership percentage of the respective units outstanding.

The Company authorized the issuance of Class B membership units which shall represent one vote. As of December 31, 2023, the Company has not issued any Class B units.

Note 9. Lease liability

The Company leases office space in primarily three locations, principally the company’s corporate headquarters. The Company’s operating leases have remaining lease terms of three to four years.

The Company’s expected operating lease cash flows as of December 31, 2023 are as follows:

Year-ending	Future Minimum Operating lease payments (dollars in thousands)
2024	$2,358
2025	2,414
2026	2,407
2027	560
2028	—
Thereafter	—
7,739
Less imputed interest	458
$7,281

The discount rates used to calculate the Company’s initial lease liability ranged from 0.69%- 4.15%, which were the present value of the lease payments and were equal to the treasury bond rates on the dates the respective leases were signed. The treasury bond rate used was based on the number of years on the lease including any potential extensions included in the agreements. This risk-free rate applied is a permittable practical expedient under ASC 842. The Company recognized amortization expense related to all their operating lease in the consolidated statements of operations for the periods ending December 31, 2023 and December 31, 2022. This expense represents the amortization of the right-of-use asset associated with the operating leases.

Note 10. Commitments and contingencies

Mutual fund expense reimbursement:

The Company has voluntarily agreed to certain expense reimbursement agreements in place with Kinetics Mutual Funds (“Kinetics Funds”) that are renewed annually by the Investment Adviser at its discretion. Each Kinetics Fund has an agreed upon expense percentage cap (“Cap”) with the Company. When the overall expenses of the Kinetics Funds for the month reach an agreed upon level, any expenses incurred above the Cap are reimbursed by the Company to the Kinetics Funds. For the years ended December 31, 2023 and 2022, the Company reimbursed to the Kinetics Funds $1,555 and $1,708, respectively. These reimbursements are included on the consolidated statement of operations as a reduction of revenue.

Proprietary investment fund expense reimbursement:

In accordance with the private placement memorandums of certain proprietary funds the Company manages (the “Funds”), the Investment Adviser has agreed to reimburse any expenses incurred above a predetermined Cap to the Funds. For the year ended December 31, 2023, and December 31, 2022 a total of $90 and $76 respectively was reimbursed by the Company to the Funds. These reimbursements are included on the consolidated statement of operations in the other expense amount under operating expenses.

Contingencies:

The Company and the companies in which it holds ownership interests may be involved in various claims and legal actions in the ordinary course of business. In the current opinion of the Company, the ultimate disposition of these matters will not have a material adverse effect on the Company’s consolidated financial position or results of operations, however, no assurance can be given as to the outcome of these actions, and one or more adverse rulings could have a material adverse effect on the Company’s consolidated financial position and results of operations or that of its companies. The Company records the costs associated with legal fees as such services are rendered.

Note 11. Employee Benefit Plan

The Horizon Kinetics LLC 401(k) Plan is a defined contribution plan which was adopted as of October 31, 2011. The Company maintains a qualified 401(k) retirement plan for eligible employees. The Company does not make any matching or other contributions to the plan for its employees. The total expense of operating the plan was $14 and $12 for the years ended December 31, 2023 and 2022, respectively.

Note 12. Net capital requirements

KBD LLC and KFD LLC are subject to the Securities and Exchange Commission Uniform Net Capital Rule (“SEC Rule 15c3-1”), which requires the maintenance of minimum net capital and requires that the ratio of aggregate indebtedness to net capital, both as defined, shall not exceed 15 to 1. As of December 31, 2023, KBD LLC and KFD LLC had net capital of $99 and $1,260 respectively, which was $94 and $1,235 respectively, in excess of its required net capital of $5 and $25, respectively. KBD LLC’s and KFD LLC’s net capital ratio were 0.4593 and 0.031 to 1, respectively. As of December 31, 2022, KBD LLC and KFD LLC had net capital of $173 and $1,296 respectively, which was $168 and $1,271 respectively, in excess of its required net capital of $5 and $25, respectively. KBD LLC’s and KFD LLC’s net capital ratio were 0.4233 and 0.02 to 1, respectively.

Note 13. Subsequent events

During the period from January 1, 2024 through April 24, 2024, the Company made distributions to members in the amount of $3,350 consisting of $3,190 to A-1 unit-holders and $160 to A-2 unit-holders.

The company has evaluated subsequent events through April 24, 2024, which is the date the consolidated financial statements were available to be issued.

ANNEX A

FIRST AMENDMENT TO
Agreement and plan of merger

This First Amendment to Agreement and Plan of Merger (this “Amendment”) is entered into as of [•], 2024 (“Effective Date”), by and among HORIZON KINETICS LLC , a Delaware limited liability company (the “Company”), SCOTT’S LIQUID GOLD-INC., a Colorado corporation (“Parent”), and HKNY ONE, LLC, a Delaware limited liability company (“Merger Sub”). Company, Parent, and Merger Sub are sometimes referred to in this Amendment individually as a “Party” and collectively as the “Parties.”

Background

The Parties entered into that certain Agreement and Plan of Merger, dated December 19, 2023 (the “Merger Agreement”).

The Parties have agreed to amend the Merger Agreement on the terms and subject to the conditions provided in this Amendment.

Agreement

NOW, THEREFORE, for and in consideration of the mutual promises contained in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Parties, intending legally and equitably to be bound by this Amendment, covenant and agree as follows:

1.
Definitions. Capitalized terms used in this Amendment shall have the same meaning given to them in the Merger Agreement, unless specifically defined otherwise in this Amendment.
2.
All references in the Merger Agreement to an increase in the shares of authorized Parent Common Stock, or “Share Increase,” shall refer, mutatis mutandis, to a 1-for-20 reverse stock split of Parent Common Stock, with cash-out of fractionalized shares and without affecting the number of shares of authorized Parent Common Stock or preferred stock, or “Reverse Stock Split.”
3.
All references in the Merger Agreement to PCAOB audit or review standards, when applied to financial statements of the Company or the Member Corporations, shall be read to require application of such standards only if the parties have agreed that such application is required.
4.
The definition of “Requisite Parent Vote” shall be amended and restated in its entirety to read as follows:

“Requisite Parent Vote” means the affirmative vote or consent of the requisite holders of shares of Parent Common Stock approving the Conversion, Reverse Stock Split and Name Change.

5.
Section 1.04 of the Merger Agreement is hereby amended and restated in its entirety as follows:

Section 1.04 Effects of the Conversion and Merger. The Conversion shall have the effects set forth in this Agreement, the Plan of Conversion, the Certificate of Conversion and the applicable provisions of the DGCL. For United States federal and applicable state and local income tax purposes, it is intended by the parties hereto that the Conversion qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, that the Reverse Stock Split qualify as a tax-free “recapitalization” of the Company under Section 368(a)(1)(E) of the Code (or a tax-free exchange under Section 1036 of the Code), and that this Agreement constitute a “plan of reorganization” for purposes of Sections 354, 361 and 368 of the Code within the meaning of Treasury Regulations Sections 1.368-2(g) and 1.368-3. The Merger shall have the effects set forth in this Agreement, the Merger Certificate and the applicable provisions of the DLLCA. Without limiting the generality of the foregoing, and subject thereto, from and after the Effective Time, all property, rights, privileges, immunities, powers, franchises, licenses, and authority of the Company and Merger Sub shall vest in the Surviving Company, and all debts, liabilities, obligations, restrictions, and duties of each of the Company and Merger Sub shall become the debts, liabilities, obligations, restrictions, and duties of the Surviving Company.

6.
Schedule A to the Merger Agreement is hereby amended by deleting it in its entirety and replacing it with Exhibit A attached hereto.

ANNEX A-1

7.
Effective Date; Limited Effect. This Amendment will be deemed effective as of the date first written above. Except as expressly provided in this Amendment, all of the terms and provisions of the Merger Agreement are and will remain in full force and effect and are ratified and confirmed by the Parties.
8.
Governing Law. This Amendment shall be governed by the internal law of the State of Delaware.

[Signature Page Follows]

ANNEX A-2

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed as of the date written above.

The Company

HORIZON KINETICS LLC

a Delaware limited liability company

By:

Name:

Title:

Parent

SCOTT’S LIQUID GOLD-INC.

By:

Name:

Title:

Merger Sub

HKNY ONE, LLC

a Delaware liability company

By:

Name:

Title:

ANNEX A-3

Exhibit A

SCHEDULE A

Calculation of Final Consideration

Defined Terms used but not defined in this schedule have the meaning ascribed to them in the Agreement and Plan of Merger, as amended.

Calculation of Final Consideration, giving effect to the Reverse Stock Split

Final Consideration shall be the quotient obtained by dividing Total Company Value by 25; provided, however, that the maximum Final Consideration under the Agreement shall be 31,850,000 shares of Parent Common Stock.

An example of the calculation of the Final Consideration, assuming AUM is between $6,000,000,000 and $8,000,000,000, follows:

Net Tangible Assets at the Effective Time ($)	Value of Operating Business ($)	Total Company Value ($)	Final Consideration (# of shares)
325,000,000	200,000,000	525,000,000	21,000,000
350,000,000	200,000,000	550,000,000	22,000,000
375,000,000	200,000,000	575,000,000	23,000,000
400,000,000	200,000,000	600,000,000	24,000,000
425,000,000	200,000,000	625,000,000	25,000,000
450,000,000	200,000,000	650,000,000	26,000,000
475,000,000	200,000,000	675,000,000	27,000,000
500,000,000	200,000,000	700,000,000	28,000,000
525,000,000	200,000,000	725,000,000	29,000,000
550,000,000	200,000,000	750,000,000	30,000,000

ANNEX A-4

AGREEMENT AND PLAN OF MERGER

by and among

HORIZON KINETICS LLC,

SCOTT’S LIQUID GOLD-INC., and

HKNY ONE, LLC

Dated as of December 19, 2023

THIS DOCUMENT IS INTENDED SOLELY TO FACILITATE DISCUSSIONS BETWEEN THE PARTIES. IT IS NOT INTENDED, AND WILL NOT BE DEEMED, TO CREATE A LEGALLY BINDING OR ENFORCEABLE OFFER OR AGREEMENT OF ANY TYPE OR NATURE PRIOR TO BOTH PARTIES EXECUTING THIS DOCUMENT.

ANNEX A-5

ANNEX A-6

Schedule A –Calculation of Final Consideration

Exhibit A – Form of Certificate of Conversion

Exhibit B – Form of Plan of Conversion

Exhibit C – Form of Merger Certificate

ANNEX A-7

Exhibit D – Form of Parent Certificate of Incorporation (Delaware)

Exhibit E – Form of Parent Bylaws (Delaware)

Exhibit F – Form of LLC Agreement of the Company

ANNEX A-8

AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger (this “Agreement”), is entered into as of December 19, 2023 (the “Execution Date”), by and among HORIZON KINETICS LLC , a Delaware limited liability company (the “Company”), SCOTT’S LIQUID GOLD-INC., a Colorado corporation (“Parent”), and HKNY ONE, LLC, a Delaware limited liability company (“Merger Sub”). Capitalized terms used herein (including in the immediately preceding sentence) and not otherwise defined herein shall have the meanings set forth in Section 8.01 hereof.

RECITALS

WHEREAS, Parent has formed the Merger Sub for the purpose of effecting the Merger (as defined herein);

WHEREAS, the parties intend that, at the Conversion Effective Time, Parent (a) be converted from a Colorado corporation to a Delaware corporation, (b) increase its shares of authorized Parent Common Stock to enable Parent to issue the Merger Consideration (the “Share Increase”) and (c) be renamed as may be agreed to by the parties hereto (the “Name Change”), and that, at the Effective Time, (d) Merger Sub be merged with and into the Company, with the Company surviving on the terms and subject to the conditions set forth herein (the “Merger”);

WHEREAS, in the Merger, upon the terms and subject to the conditions of this Agreement, all of the membership interests of the Company Members in the Company (the “Company Membership Interests”) will be converted into the Merger Consideration, except as otherwise provided in this Agreement;

WHEREAS, the Company Members as of the date hereof have: (a) determined that this Agreement and the transactions contemplated hereby, upon the terms and subject to the conditions set forth herein, are fair to, and in the best interests of, the Company and the Company Members; (b) approved and declared advisable this Agreement, including the execution, delivery, and performance thereof, and the consummation of the transactions contemplated by this Agreement, upon the terms and subject to the conditions set forth herein; and (c) resolved, subject to the terms and conditions set forth in this Agreement, to approve and adopt this Agreement on behalf of the Company, in each case in accordance with the DLLCA and the Company’s Organizational Documents;

WHEREAS, Parent, as sole member of the Merger Sub, has: (a) determined that this Agreement and the transactions contemplated hereby, upon the terms and subject to the conditions set forth herein, are fair to, and in the best interests of the Merger Sub and Parent; and (b) approved and declared advisable this Agreement, including the execution, delivery, and performance thereof, and the consummation of the transactions contemplated by this Agreement, upon the terms and subject to the conditions set forth herein, in each case in accordance with the DLLCA;

WHEREAS, the Board of Directors of Parent (the “Parent Board”) has unanimously: (a) determined that this Agreement and the transactions contemplated hereby upon the terms and subject to the conditions set forth herein, are fair to, and in the best interests of, Parent and Parent’s shareholders; (b) approved and declared advisable this Agreement, including the execution, delivery, and performance thereof, and the consummation of the transactions contemplated by this Agreement, upon the terms and subject to the conditions set forth herein; (c) directed that the Conversion, Share Increase, and Name Change be submitted to a vote of the Parent shareholders for approval at the Parent Shareholders Meeting (which vote may be disaggregated as required or advisable under the rules or guidance of the SEC); and (d) resolved to recommend that Parent shareholders vote in favor of such approval in accordance with the CBCA; and

WHEREAS, the parties desire to make certain representations, warranties, covenants, and agreements in connection with the Merger and the other transactions contemplated by this Agreement and also to prescribe certain terms and conditions to the Merger.

NOW, THEREFORE, in consideration of the foregoing and of the representations, warranties, covenants and agreements contained in this Agreement, the parties, intending to be legally bound, agree as follows:

ANNEX A-9

ARTICLE I
The Transactions

Section 1.01 The Transactions. On the terms and subject to the conditions set forth in this Agreement, and in accordance with the CBCA, the DGCL, and the Plan of Conversion, at the Conversion Effective Time Parent will effect the Conversion, Share Increase and Name Change. On the terms and subject to the conditions set forth in this Agreement, and in accordance with the DLLCA, at the Effective Time: (i) Merger Sub will merge with and into the Company; (ii) the separate limited liability company existence of Merger Sub will cease; and (iii) the Company will continue its limited liability company existence under the DLLCA as the surviving company in the Merger (sometimes referred to herein as the “Surviving Company”).

Section 1.02 Closing. Upon the terms and subject to the conditions set forth herein, the closing of the Merger (the “Closing”) will take place at 9:00 a.m., Eastern time, as soon as practicable (and, in any event, within three Business Days) after the satisfaction or, to the extent permitted hereunder, waiver of all conditions to the Merger set forth in ARTICLE VI (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or, to the extent permitted hereunder, waiver of all such conditions), unless this Agreement has been terminated pursuant to its terms or unless another time or date is agreed to in writing by the parties hereto. The Closing shall be held at the offices of Hill, Ward & Henderson, P.A., 101 E. Kennedy Blvd., Suite 3700, Tampa, Florida 33602 or remotely via the electronic exchange of documents, or at such other place as agreed to in writing by the parties hereto, and the actual date of the Closing is hereinafter referred to as the “Closing Date.”

Section 1.03 Effective Time.

(a)
Subject to the provisions of this Agreement, at the Closing, Parent shall cause a statement of conversion to be executed, acknowledged and filed with the Secretary of State of the State of Colorado and a certificate of conversion substantially in the form attached hereto as Exhibit A (the “Certificate of Conversion”) to be executed, acknowledged and filed with the Secretary of State of the State of Delaware to effect its conversion from a Colorado corporation to a Delaware corporation in accordance with the relevant provisions of the CBCA, the DGCL, and the Plan of Conversion substantially in the form attached hereto as Exhibit B (the “Plan of Conversion”), as applicable (the “Conversion”). If the Secretary of State of the State of Colorado or the Secretary of State of the State of Delaware require any changes in such statement of conversion or the Certificate of Conversion as a condition to filing or issuing a certificate to the effect that such Conversion is effective, Parent shall execute any necessary document incorporating such changes, provided such changes are not inconsistent with and do not result in any material change in the terms of this Agreement. The Conversion will become effective at such time as set forth in the Plan of Conversion (the “Conversion Effective Time”).
(b)
Subject to the provisions of this Agreement, at the Closing, the Company and Merger Sub shall cause a certificate of merger substantially in the form attached hereto as Exhibit C (the “Merger Certificate”) to be executed, acknowledged, and filed with the Secretary of State of the State of Delaware to effect the merger of Merger Sub with and into the Company in accordance with the relevant provisions of the DLLCA, and shall make all other filings or recordings required under the DLLCA in connection therewith. If the Secretary of State of the State of Delaware requires any changes in the Merger Certificate as a condition to filing or issuing a certificate to the effect that the Merger is effective, the Company and/or Merger Sub, as applicable, shall execute any necessary document incorporating such changes, provided such changes are not inconsistent with and do not result in any material change in the terms of this Agreement. The Merger will become effective at such time as the Merger Certificate has been duly filed with the Secretary of State of the State of Delaware or at such later date or time as may be agreed by the Company and Parent in writing and specified in the Merger Certificate in accordance with the DLLCA (the effective time of the Merger being hereinafter referred to as the “Effective Time”).

Section 1.04 Effects of the Conversion and Merger. The Conversion shall have the effects set forth in this Agreement, the Plan of Conversion, the Certificate of Conversion and the applicable provisions of the DGCL. For United States federal and applicable state and local income tax purposes, it is intended by the parties

ANNEX A-10

hereto that the Conversion qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code and that this Agreement constitute a “plan of reorganization” for purposes of Sections 354, 361 and 368 of the Code within the meaning of Treasury Regulations Sections 1.368-2(g) and 1.368-3. The Merger shall have the effects set forth in this Agreement, the Merger Certificate and the applicable provisions of the DLLCA. Without limiting the generality of the foregoing, and subject thereto, from and after the Effective Time, all property, rights, privileges, immunities, powers, franchises, licenses, and authority of the Company and Merger Sub shall vest in the Surviving Company, and all debts, liabilities, obligations, restrictions, and duties of each of the Company and Merger Sub shall become the debts, liabilities, obligations, restrictions, and duties of the Surviving Company.

Section 1.05 Articles of Incorporation and Bylaws; Certificate of Formation and Limited Liability Company Agreement.

(a)
At the Conversion Effective Time: (i) the articles of incorporation of Parent shall be replaced with the certificate of incorporation substantially in the form attached hereto as Exhibit D, and, as so replaced, shall be the certificate of incorporation of Parent until thereafter amended in accordance with the terms thereof or as provided by applicable Law; and (ii) the bylaws of Parent shall be replaced with the bylaws substantially in the form attached hereto as Exhibit E, and, as so replaced, shall be the bylaws of Parent until thereafter amended in accordance with the terms thereof, the certificate of incorporation of Parent, or as provided by applicable Law.
(b)
At the Effective Time, (i) the certificate of formation of the Company, as it may be amended by the Merger Certificate, shall be the certificate of formation of the Surviving Company until thereafter amended as provided by the DLLCA and such certificate of formation, and (ii) the limited liability company agreement of the Company shall be amended and restated substantially in the form attached hereto as Exhibit F, and, as so amended and restated, shall be the limited liability company agreement of the Surviving Company until thereafter amended as provided by the DLLCA, such certificate of formation and such limited liability company agreement.

Section 1.06 Directors and Officers. The number of members of the Parent Board at the Effective Time shall be increased from four to seven. Parent shall cause three of its current directors to resign at the Effective Time (the “Resigning Directors”), three directors to be selected by the Company shall fill the resulting vacancies until their successors have been duly elected or appointed and qualified or until their earlier death, resignation, or removal in accordance with the certificate of incorporation and bylaws of Parent and three directors to be selected by the Company shall fill the newly-created Board seats until their successors have been duly elected or appointed and qualified or until their earlier death, resignation, or removal in accordance with the certificate of incorporation and bylaws of Parent; provided that the Company shall have delivered to Parent any reasonably requested disclosures and documents in connection therewith.

ARTICLE II
Effect of the Merger on Equity Interests

Section 2.01 Determination of Consideration.

(a)
The Parties’ good faith estimate of the number of shares of Parent Common Stock to be received by the Company Members in the Merger (the “Merger Consideration”) will be calculated as set forth below.
(b)
On or prior to the Final Determination Date, the Company shall prepare and deliver to the Parent (i) an unaudited balance sheet of the Company as of the Business Day prior to the Final Determination Date and (ii) a statement (the “Initial Closing Statement”) setting forth Parent’s good faith calculation of the Merger Consideration in accordance with Schedule A.
(c)
Parent and its representatives shall be entitled to review the Initial Closing Statement during the two (2) Business Day period beginning on the date Parent receives the Initial Closing Statement. At or prior to the end of such two (2) Business Day period, Parent shall either:
i.
deliver a notice to the Company confirming that no adjustments are needed to the Company’s calculation of the Merger Consideration, as set forth on the Initial Closing Statement (a “Notice of Acceptance”); or

ANNEX A-11

ii.
deliver a notice to the Company to the effect that the Parent disagrees with the Company’s calculation of the Merger Consideration, as set forth on the Initial Closing Statement (a “Notice of Disagreement”), and specifying in reasonable detail the nature of such disagreement and the adjustments that, in Parent’s view, should be made to the calculation of the Merger Consideration, as applicable, in order to comply with this Agreement (collectively, the “Proposed Adjustments”);

provided, however, that if Parent fails to deliver a Notice of Acceptance or a Notice of Disagreement within such two (2) Business Day period, then the calculation of the Merger Consideration as set forth in the Initial Closing Statement shall be final and binding on the Parties as the “Final Consideration.”

(d)
If there are any Proposed Adjustments, the Company shall, no later than two (2) Business Days after the Company’s receipt of the Notice of Disagreement, notify Parent whether the Company accepts or rejects each such Proposed Adjustment. Thereafter, the Company and Parent shall work in good faith to resolve any differences that remain with respect to the Proposed Adjustments and to agree on the Final Consideration. The Parties acknowledge and agree that the methodology set forth on Schedule A to this Agreement shall be used for the calculation of the Final Consideration; accordingly, such processes are not intended to permit the introduction of different judgments, accounting methods, policies, principles, practices, procedures, classifications or estimation methodologies from those specified in this Agreement (including Schedule A) for the purpose of determining the Final Consideration.

Section 2.02 Effect of the Merger on Equity Interests.

(a)
At the Effective Time, as a result of the Merger and without any action on the part of Parent, Merger Sub, the Company or the holder of any capital stock of Parent or membership interests of the Company or Merger Sub:
i.
Conversion of Company Membership Interests. All Company Membership Interests as of immediately prior to the Effective Time shall be converted into an aggregate of a number of shares of Parent Common Stock equal to the Final Consideration. Section 2.02(a) of the Company Disclosure Letter sets forth to whom and in what denominations the Final Consideration is to be allocated amongst the Company Members, with each Company Member receiving its pro rata share of the Final Consideration calculated in accordance with the Company’s limited liability company agreement in effect immediately prior to the Effective Time (each such pro rata share, the “Pro Rata Merger Consideration”). Notwithstanding the foregoing, no fractional shares of Parent Common Stock shall be issued as part of the Final Consideration and instead, fractional shares that would otherwise be issued hereunder shall be rounded up to the next whole number.
ii.
Cancellation of Company Membership Interests. At the Effective Time, all Company Membership Interests shall no longer be outstanding and shall be cancelled and retired and shall cease to exist, and each holder of a Company Membership Interest shall cease to have any rights with respect thereto, except the right to receive its Pro Rata Merger Consideration, without interest, in accordance with Section 2.02 hereof.
iii.
Conversion of Merger Sub Membership Interests. All Merger Sub Membership Interests as of immediately prior to the Merger Effective Time shall be converted into and become membership interests of the Surviving Company, with the same rights, powers, and privileges as the membership interests so converted (and the membership interests of the Surviving Company into which the Merger Sub Membership Interests are so converted shall be the only membership interests of the Surviving Company immediately after the Merger Effective Time and such membership interests shall solely be held by Parent immediately after the Merger Effective Time).

(b)
Transfer Restrictions. The parties acknowledge that the shares of Parent Common Stock to be issued to the Company Members as the Final Consideration pursuant to (a)(i) will be issued under an exemption

ANNEX A-12

from registration under the Securities Act and may not be disposed of by such Company Members without registration or the availability of an exemption therefrom.

Section 2.03 Surrender and Exchange.

(a)
Procedures for Delivery of Parent Common Stock. Promptly after the Effective Time, Parent shall send to each record holder of Company Membership Interests converted pursuant to Section 2.02(a)(i), a letter of transmittal and instructions (which letter of transmittal will be in customary form and have such provisions as Parent may reasonably specify) for use in such exchange. Promptly following its receipt of an executed letter of transmittal from a Company Member and any other documents reasonably requested by Parent, Parent shall deliver to such Company Member stock certificates (or confirmation of direct registration) evidencing that number of shares of Parent Common Stock issuable to such Company Member in accordance with this ARTICLE II in respect of the Company Membership Interests converted pursuant to Section 2.02(a)(i).
(b)
Full Satisfaction. The Pro Rata Merger Consideration delivered to each record holder of Company Membership Interests converted pursuant to Section 2.02(a)(i) in accordance with the terms of this Agreement shall be deemed to have been delivered in full satisfaction of all rights pertaining to the Company Membership Interests held by such record holder immediately prior to the Effective Time. If, after the Effective Time, Company Membership Interests are presented to Parent, they shall be cancelled and, to the extent its record holder has not previously received the Pro Rata Merger Consideration, exchanged for the Pro Rata Merger Consideration provided for, and in accordance with the procedures set forth, in this ARTICLE II.

Section 2.04 Withholding Rights. Parent shall be entitled to deduct and withhold from the consideration otherwise payable to any Person pursuant to this ARTICLE II such amounts as may be required to be deducted and withheld with respect to the making of such payment under any Tax Laws; provided, that Parent shall, prior to withholding, provide written notice to the applicable Person of its intent to withhold and provide such Person with the reasonable opportunity to provide such forms or other evidence as may reduce, eliminate or mitigate such withholding. To the extent that amounts are so deducted and withheld by Parent and paid to the appropriate taxing authority, such amounts shall be treated for all purposes of this Agreement as having been delivered to the Person in respect of which Parent made such deduction and withholding.

Section 2.05 Intended Tax Consequences. Each of the parties hereto intends that, for United States federal and applicable state and local Income Tax purposes, (a) the Merger will constitute a contribution of all of the equity interests of the Company by its members to Parent in exchange for Parent Common Stock in a tax-free transaction described in Section 351(a) of the Code (the “Intended Tax Treatment”).

ARTICLE III
Representations and Warranties of the Company

Except as set forth in the correspondingly numbered Section of the disclosure letter, dated as of the date hereof and delivered by the Company to Parent concurrently with the execution of this Agreement (the “Company Disclosure Letter”), the Company hereby represents and warrants to Parent as of the date hereof and as of the Effective Time, except to the extent that certain representations and warranties are limited to a certain date set forth in the applicable Section, as follows:

Section 3.01 Organization; Standing and Power; Organizational Documents; Subsidiaries.

(a)
Organization; Standing and Power. The Company and each of its Subsidiaries is a limited liability company or other legal entity duly organized, validly existing, and in good standing under the Laws of its jurisdiction of organization set forth in Section 3.01(a) of the Company Disclosure Letter, and has the requisite limited liability company, or other organizational, as applicable, power and authority to own, lease, and operate its assets and to carry on its business as now conducted. Each of the Company and its Subsidiaries is, to the knowledge of the Company, duly qualified or licensed to do business as a foreign limited liability company, or other legal entity, and is in good standing in each jurisdiction where such

ANNEX A-13

qualification or license is necessary, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, have a Company Material Adverse Effect.
(b)
Organizational Documents. The Company has delivered or made available to Parent a true and correct copy of the certificate of formation, limited liability company agreement or like organizational documents, each as amended to date (collectively, the “Organizational Documents”), of the Company and each of its Subsidiaries. Neither the Company nor any of its Subsidiaries is in material violation of any of the provisions of its Organizational Documents.
(c)
Subsidiaries. Section 3.01(c)(i) of the Company Disclosure Letter lists each of the Subsidiaries of the Company as of the date hereof and its place of organization. Section 3.01(c)(ii) of the Company Disclosure Letter sets forth, for each Subsidiary that is not, directly or indirectly, wholly-owned by the Company: (i) the number and type of any membership interests of, or other equity or voting interests in, such Subsidiary that is outstanding as of the date hereof; and (ii) the number and type of membership interests of, or other equity or voting interests in, such Subsidiary that, as of the date hereof, are owned, directly or indirectly, by the Company. All of the outstanding membership interests of, or other equity or voting interests in, each Subsidiary of the Company that is owned directly or indirectly by the Company have been validly issued, were issued free of pre-emptive rights, are fully paid and non-assessable, and are free and clear of all Liens, including any restriction on the right to vote, sell, or otherwise dispose of such membership interests or other equity or voting interests, except for any Liens: (A) imposed by applicable securities Laws; or (B) arising pursuant to the Organizational Documents of any non-wholly-owned Subsidiary of the Company. Except for the membership interests of, or other equity or voting interests in, its Subsidiaries, and the membership interests of, or other equity or voting interests in, those entities appearing in Section 3.01(c)(iii) of the Company Disclosure Letter, the Company does not own, directly or indirectly, any membership interests of, or other equity or voting interests in, any Person.

Section 3.02 Capital Structure; Assets and Operations.

(a)
(a) Membership Interests. The membership interests of the Company Members in the Company (the “Company Membership Interests”) are as set forth in Section 3.02(a) of the Company Disclosure Letter. Except as set forth in Section 3.02(a) of the Company Disclosure Letter, none of such Company Membership Interests are subject to any pre-emptive rights. No Subsidiary of the Company owns any Company Membership Interests.
(b)
(b) Convertible Securities; Equity Awards.
i.
Except as set forth in Section 3.02(b) of the Company Disclosure Letter, as of the date hereof, there are no outstanding: (A) securities of the Company or any of its Subsidiaries convertible into or exchangeable for Company Membership Interests; (B) options, warrants, or other agreements or commitments to acquire from the Company or any of its Subsidiaries, or obligations of the Company or any of its Subsidiaries to issue, any Voting Debt, Company Membership Interests or securities convertible into or exchangeable for Company Membership Interests; or (C) restricted units, appreciation rights, performance units, profit participation rights, contingent value rights, “phantom” equity, or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any Company Membership Interests, in each case that have been issued by the Company or its Subsidiaries (the items in clauses (A), (B), and (C), together with the Company Membership Interests, being referred to collectively as “Company Securities”). All outstanding Company Membership Interests and all outstanding membership interests, voting securities, or other ownership interests in any Subsidiary of the Company, have been issued or granted, as applicable, in compliance in all material respects with all applicable securities Laws.
ii.
There are no outstanding Contracts requiring the Company or any of its Subsidiaries to repurchase, redeem, or otherwise acquire any Company Securities or Company Subsidiary Securities. Except for their respective limited liability company agreements, neither the Company nor any of its Subsidiaries is a party to any voting agreement with respect to any Company Securities or Company Subsidiary Securities.

ANNEX A-14

(c)
Voting Debt. No bonds, debentures, notes, or other indebtedness issued by the Company or any of its Subsidiaries: (i) having the right to vote on any matters on which members of the Company or any of its Subsidiaries may vote (or which is convertible into, or exchangeable for, securities having such right); or (ii) the value of which is directly based upon or derived from the capital stock, voting securities, or other ownership interests of the Company or any of its Subsidiaries, are issued or outstanding (collectively, “Voting Debt”).
(d)
Company Subsidiary Securities. Except as set forth in Section 3.02(d) of the Company Disclosure Letter, as of the date hereof, there are no outstanding: (i) securities of the Company or any of its Subsidiaries convertible into or exchangeable for Voting Debt, membership interests, voting securities, or other ownership interests in any Subsidiary of the Company; (ii) options, warrants, or other agreements or commitments to acquire from the Company or any of its Subsidiaries, or obligations of the Company or any of its Subsidiaries to issue, any Voting Debt, membership interests, voting securities, or other ownership interests in (or securities convertible into or exchangeable for membership interests, voting securities, or other ownership interests in) any Subsidiary of the Company; or (iii) restricted units, appreciation rights, performance units, profit participation rights, contingent value rights, “phantom” equity, or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any membership interests or voting securities of, or other ownership interests in, any Subsidiary of the Company, in each case that have been issued by a Subsidiary of the Company (the items in clauses (i), (ii), and (iii), together with the membership interests, voting securities, or other ownership interests of such Subsidiaries, being referred to collectively as “Company Subsidiary Securities”).

Section 3.03 Authority; Non-Contravention; Governmental Consents; Board Approval; Anti-Takeover Statutes.

(a)
Authority. The Company has all requisite limited liability company power and authority to enter into and deliver this Agreement, to perform its obligations hereunder and thereunder, and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby and thereby have been duly authorized by all necessary limited liability company action on the part of the Company and no other limited liability company proceedings on the part of the Company are necessary to authorize the execution and delivery of this Agreement or to consummate the Merger and the other transactions contemplated hereby or thereby. No further vote or consent of the holders of any class or series of the Company Membership Interests, other than described herein, is necessary to approve and adopt this Agreement, approve the Merger, and consummate the Merger and the other transactions contemplated hereby or thereby. This Agreement has been duly executed and delivered by the Company and, assuming due execution and delivery by Parent and the Merger Sub, constitutes the legal, valid, and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights and remedies and to general equitable principles (the “Bankruptcy and Equity Exception”).
(b)
Non-Contravention. The execution, delivery, and performance of this Agreement by the Company, and the consummation by the Company of the transactions contemplated by this Agreement, do not and will not: (i) contravene or conflict with, or result in any violation or breach of, the Organizational Documents of the Company or any of its Subsidiaries; (ii) to the knowledge of the Company and assuming that all Consents contemplated by clauses (i) through (iv) of Section 3.03(c) have been obtained or made, conflict with or violate any Law applicable to the Company, any of its Subsidiaries, or any of their respective properties or assets; (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the Company’s or any of its Subsidiaries’ loss of any benefit or the imposition of any additional payment or other liability under, or alter the rights or obligations of any third party under, or give to any third party any rights of termination, amendment, acceleration, or cancellation, or require any Consent under, any Contract to which the Company or any of its Subsidiaries is a party or otherwise bound as of the date hereof; or (iv) to the knowledge of the Company, result in the creation of a Lien (other than Permitted Liens) on any of the properties or assets of the Company or any of its Subsidiaries.

ANNEX A-15

(c)
Governmental Consents. No consent, approval, order, or authorization of, or registration, declaration, or filing with, or notice to (any of the foregoing being a “Consent”), any supranational, national, state, municipal, local, or foreign government, any instrumentality, subdivision, court, administrative agency or commission, or other governmental authority, or any quasi-governmental or private body exercising any regulatory or other governmental or quasi-governmental authority (a “Governmental Entity”) is required to be obtained or made by the Company in connection with the execution, delivery, and performance by the Company of this Agreement or the consummation by the Company of the Merger, the Conversion and the other transactions contemplated hereby, except for: (i) the filing and acceptance of the Proxy Statement in definitive form with the Securities and Exchange Commission (“SEC”) in accordance with the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such reports under the Exchange Act as may be required in connection with this Agreement and the transactions contemplated by this Agreement; (ii) the filing of the Merger Certificate with the Secretary of State of the State of Delaware; (iii) the filing of the Certificate of Conversion with the Secretary of State of the State of Delaware and the statement of conversion with the Secretary of State of the State of Colorado in connection with the Conversion; and (iv) the other Consents of Governmental Entities listed in Section 3.03(c) of the Company Disclosure Letter (the “Other Company Governmental Approvals”).
(d)
Member Approval. The Company Members as of the date hereof, by written consent have: (i) determined that this Agreement and the transactions contemplated hereby, upon the terms and subject to the conditions set forth herein, are fair to, and in the best interests of, the Company and the Company Members; (ii) approved and declared advisable this Agreement, including the execution, delivery, and performance thereof, and the consummation of the transactions contemplated by this Agreement, upon the terms and subject to the conditions set forth herein; and (iii) approved and adopted this Agreement in accordance with the DLLCA and the Company’s Organizational Documents.
(e)
Anti-Takeover Statutes. No “fair price,” “moratorium,” “control share acquisition,” “supermajority,” “affiliate transactions,” “business combination,” or other similar anti-takeover statute or regulation enacted under any Laws applicable to the Company is applicable to this Agreement, the Merger, or any of the other transactions contemplated by this Agreement.

Section 3.04 Financial Statements; Undisclosed Liabilities; Off-Balance Sheet Arrangements.

(a)
Company Audited Financial Statements. The Company’s audited consolidated financial statements (including, in each case, any notes and schedules thereto) as of and for the two years ended December 31, 2022 (the “Company Audited Financial Statements”) made available to Parent: (i) were prepared in accordance with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto); (ii) fairly present in all material respects the consolidated financial position and the results of operations, changes in owners’ equity, and cash flows of the Company and its consolidated Subsidiaries as of the date of and for the periods referred to in such Company Audited Financial Statements; and (iii) were audited by an independent public accounting firm registered with the Public Company Accounting Oversight Board (“PCAOB”) using PCAOB audit standards.
(b)
Company Interim Financial Statements. The Company’s unaudited consolidated financial statements (including, in each case, any notes and schedules thereto) as of and for the nine months ended September 30, 2023 (the “Company Interim Financial Statements”) made available to Parent: (i) were prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto); (ii) fairly present in all material respects the consolidated financial position and the results of operations, changes in owners’ equity, and cash flows of the Company and its consolidated Subsidiaries as of the date of and for the periods referred to in such Company Interim Financial Statements, subject to normal and year-end audit adjustments as permitted by GAAP (but only if the effect of such adjustments would not, individually or in the aggregate, be material); and (iii) were reviewed by an independent public accounting firm registered with the PCAOB using PCAOB review standards.
(c)
Internal Controls. The Company has established and maintains a system of “internal controls over financial reporting” (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) that is sufficient

ANNEX A-16

to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP including policies and procedures that: (i) require the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of Parent and its Subsidiaries; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP and that receipts and expenditures of the Company and its Subsidiaries are being made only in accordance with appropriate authorizations of the Company’s management; and (iii) provide assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of assets of the Company and its Subsidiaries.
(d)
Undisclosed Liabilities. The unaudited balance sheet of the Company dated as of September 30, 2023 included in the Company Interim Financial Statements is hereinafter referred to as the “Company Balance Sheet.” Neither the Company nor any of its Subsidiaries has any Liabilities that are required to be recorded or reflected on a balance sheet prepared in accordance with GAAP other than Liabilities that: (i) are reflected or reserved against in the Company Balance Sheet (including in the notes thereto); (ii) were incurred since the date of the Company Balance Sheet in the ordinary course of business consistent with past practice; or (iii) are incurred in connection with the transactions contemplated by this Agreement.
(e)
Off-Balance Sheet Arrangements. Except as set forth in Section 3.04(d) of the Company Disclosure Letter, neither the Company nor any of its Subsidiaries is a party to, or has any commitment to become a party to: (i) any joint venture, off balance sheet partnership, or any similar Contract or arrangement (including any Contract or arrangement relating to any transaction or relationship between or among the Company or any of its Subsidiaries, on the one hand, and any other Person, including any structured finance, special purpose, or limited purpose Person, on the other hand); or (ii) any “off balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K under the Exchange Act).

Section 3.05 Absence of Certain Changes or Events. Since the date of the Company Balance Sheet, except in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and except as set forth in Section 3.05 of the Company Disclosure Letter, the business of the Company and each of its Subsidiaries has been conducted in the ordinary course of business consistent with past practice and there has not been or occurred:

(a)
any Company Material Adverse Effect or any event, condition, change, or effect that could reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect; or
(b)
any event, condition, action, or effect that, if taken during the period from the date of this Agreement through the Effective Time, would constitute a breach of Section 5.01.

Section 3.06 Taxes.

(a)
Tax Returns and Payment of Taxes. The Company and each of its Subsidiaries have duly and timely filed or caused to be filed (taking into account any valid extensions) all material Tax Returns required to be filed by them. Such Tax Returns are true, complete, and correct in all material respects. Neither the Company nor any of its Subsidiaries is currently the beneficiary of any extension of time within which to file any Tax Return other than extensions of time to file Tax Returns obtained in the ordinary course of business consistent with past practice. All material Taxes due and owing by the Company or any of its Subsidiaries (whether or not shown on any Tax Return) have been timely paid or, where payment is not yet due, the Company has made an adequate provision for such Taxes in the Company Financial Statements (in accordance with GAAP). The Company Financial Statements reflect an adequate reserve (in accordance with GAAP) for all material Taxes payable by the Company and its Subsidiaries through the date of such financial statements. Neither the Company nor any of its Subsidiaries has incurred any material Liability for Taxes since the date of the Company Financial Statements outside of the ordinary course of business or otherwise inconsistent with past practice. The Company and each of its Subsidiaries has (i) filed all reports and has created and retained all records required under Code Section 6038A with respect to its ownership by, and transactions with, related parties, and (ii) the Company and each of its Subsidiaries that files U.S. federal income tax returns has disclosed on its U.S. federal income tax returns all positions taken therein that could give rise to a substantial understatement of

ANNEX A-17

federal income tax within the meaning of Section 6662 of the Code. Neither the Company nor any of its Subsidiaries is, or is required to be, registered as a taxable person for purpose of value added Taxes or any similar indirect Tax. The Company and each Subsidiary has timely collected and properly maintained all resale certificates and other documentation required for any exemption from the collection of any applicable sales or use or similar Taxes that is claimed by the Company or applicable Subsidiary.
(b)
Availability of Tax Returns. The Company has made available to Parent complete and accurate copies of all federal, state, local, and foreign income, franchise, and other material Tax Returns filed by or on behalf of the Company or its Subsidiaries for any Tax period ending after January 1, 2020.
(c)
Withholding. The Company and each of its Subsidiaries have withheld and timely paid each material Tax required to have been withheld and paid in connection with amounts paid or owing to any Company Employee, creditor, customer, shareholder, or other party, and materially complied with all information reporting and backup withholding provisions of applicable Law.
(d)
Liens. There are no Liens for material Taxes upon the assets of the Company or any of its Subsidiaries other than for current Taxes not yet due and payable or for Taxes that are being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP has been made in the Company Financial Statements.
(e)
Tax Deficiencies and Audits. No deficiency for any material amount of Taxes which has been proposed, asserted, or assessed in writing by any taxing authority against the Company or any of its Subsidiaries remains unpaid. There are no waivers or extensions of any statute of limitations currently in effect with respect to Taxes of the Company or any of its Subsidiaries. There are no audits, suits, proceedings, investigations, claims, examinations, or other administrative or judicial proceedings ongoing or pending with respect to any material Taxes of the Company or any of its Subsidiaries.
(f)
Tax Jurisdictions. No claim has ever been made in writing by any taxing authority in a jurisdiction where the Company and its Subsidiaries do not file Tax Returns that the Company or any of its Subsidiaries is or may be subject to Tax in that jurisdiction.
(g)
Tax Rulings. Neither the Company nor any of its Subsidiaries has requested or is the subject of or bound by any private letter ruling, technical advice memorandum, or similar ruling or memorandum with any taxing authority with respect to any material Taxes, nor is any such request outstanding.
(h)
Closing Agreements. Neither the Company nor any of its Subsidiaries is a party to any agreement with any Governmental Entity with respect to Taxes (including, but not limited to, any closing agreement within the meaning of Section 7121 of the Code).
(i)
Consolidated Groups, Transferee Liability, and Tax Agreements. Neither the Company nor any of its Subsidiaries: (i) has been a member of a group filing Tax Returns on a consolidated, combined, unitary, or similar basis; (ii) has any material liability for Taxes of any Person (other than the Company or any of its Subsidiaries) under Treasury Regulation Section 1.1502-6 (or any comparable provision of local, state, or foreign Law), as a transferee or successor, by Contract, or otherwise; or (iii) is a party to, bound by or has any material liability under any Tax sharing, allocation, or indemnification agreement or arrangement (other than customary Tax indemnifications contained in credit or other commercial agreements the primary purpose of which agreements does not relate to Taxes).
(j)
Change in Accounting Method. Neither the Company nor any of its Subsidiaries has agreed to make, nor is it required to make, any material adjustment under Section 481(a) of the Code or any comparable provision of state, local, or foreign Tax Laws by reason of a change in accounting method or otherwise.
(k)
Post-Closing Tax Items. The Company and its Subsidiaries will not be required to include any material item of income in, or exclude any material item of deduction from, taxable income for (i) any taxable period (or portion thereof) ending after the Closing Date as a result of any: (A) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax Law) executed on or prior to the Closing Date; (B) installment sale or open transaction disposition made on or prior to the Closing Date; (C) prepaid amount received on or prior to the Closing Date; (D) election under Section 108(i) of the Code; or (E), except as set forth in Section 3.06(k)(E) of the Company Disclosure Letter, a change of method of accounting, or use of an improper

ANNEX A-18

method of accounting made or used on or prior to the Closing Date, or (ii) any Tax period (or portion thereof) as a result of any deferred foreign income within the meaning of Section 965 of the Code.
(l)
Prior Activities. Neither the Company nor any of its Subsidiaries has been a “distributing corporation” or a “controlled corporation” in connection with a distribution described in Section 355 of the Code and no election under Section 338 of the Code or any similar provision of applicable Law has been made or is required to be made by or with respect to the Company or its Subsidiaries.
(m)
Reportable Transactions. Neither the Company nor any of its Subsidiaries has been a party to, or a material advisor with respect to, a “reportable transaction” within the meaning of Section 6707A(c)(1) of the Code and Treasury Regulations Section 1.6011-4(b).
(n)
FIRPTA. Neither the Company nor any of its Subsidiaries is, nor has ever been, a “United States real property holding corporation” within the meaning of Section 897(c)(2) of the Code at any time during the applicable period specified in Section 897(c)(l)(A)(ii) of the Code. No Company Member is a “foreign person” within the meaning of Sections 1445 and 7701 of the Code.
(o)
Foreign Activities. Neither the Company nor any of its Subsidiaries (i) has (or has ever had) any (A) place of management, (B) branch, (C) office (or any other place of business), (D) operations of employees, (E) agent with binding authority or (F) other activities, in each case that gives rise to a permanent establishment or taxable presence in any country other than the country where the Company or such Subsidiary was organized, (ii) has ever entered into a gain recognition agreement pursuant to Treasury Regulation 1.367(a)-8, and (iii) has ever transferred an intangible the transfer of which would be subject to the rules of Section 367(d) of the Code. Neither the Company nor any of its Subsidiaries has any item of income that could constitute (i) subpart F income within the meaning of Section 952 of the Code or (ii) global intangible low-taxed income within the meaning of Section 951A of the Code, in each case, for the period commencing on the first day of any Straddle Period and ending at the close of business on the Closing Date. No Company Subsidiary that is a controlled foreign corporation holds assets that constitute U.S. property within the meaning of Section 956 of the Code.
(p)
Transfer Pricing. The Company and each of its Subsidiaries is in compliance in all material respects with all applicable transfer pricing laws and regulations (including Section 482 of the Code and its corresponding Treasury Regulations and any corresponding provision of non-U.S. Laws), including the maintenance of contemporaneous documentation substantiating the transfer pricing practices and methodology of the Company and each Subsidiary.
(q)
Unclaimed Property. The Company and each of its Subsidiaries has (i) filed or caused to be filed with the appropriate Governmental Entity all material unclaimed property reports required to be filed and has remitted to the appropriate Governmental Entity all material unclaimed property required to be remitted, or (ii) delivered or paid all material unclaimed property to its original or proper recipient.
(r)
Leases of Property. No asset of the Company or any of its Subsidiaries is (i) required to be treated as being owned by any other Person pursuant to any provision of applicable Law (including, but not limited to, the “safe harbor” leasing provisions of Section 168(f)(8) of the Code, as in effect prior to the repeal of those “safe harbor” leasing provisions), (ii) subject to Section 168(g)(1)(A) of the Code, or (iii) subject to a disqualified leaseback or long-term lease agreement as defined in Section 467 of the Code.
(s)
Tax Status. The Company (and any predecessor of the Company) has been a partnership subject to taxation under subchapter K of the Code (and under any analogous state or local Tax Law) at all times since its inception until the effective date of its election on IRS Form 8832 to be treated as a corporation for U.S. federal and applicable state and local Income Tax purposes as part of the Pre-Closing Restructuring and thereafter has been treated as a corporation for all Income Tax purposes. Each Subsidiary of the Company (and any predecessor of such Subsidiary) has been properly treated as disregarded as an entity separate from the Company for United States federal and applicable state and local Income Tax purposes at all times since its inception and shall continue to be a disregarded entity for all Income Tax purposes through the Effective Time. Prior to the Pre-Closing Restructuring, no election has ever been made under Treasury Regulations Section 301.7701–3, or any similar provision of state or local Tax Law, to treat either the Company or any Subsidiary as an association taxable as a corporation for Income Tax purposes. Until such time as they are merged with and into the Company as part of the Pre-Closing Restructuring, each of Horizon Common Inc. and Kinetics Common Inc. has

ANNEX A-19

always been subject to taxation under subchapter S of the Code (and under any analogous state or local Tax Law) and none of the Member Corporations will have conducted any business activities other than those incidental to their ownership of equity interests in other companies, including the Company.
(t)
Joint Ventures. The Company has disclosed all material relationships in Section 3.06(t) of the Company Disclosure Letter that could be treated as a partnership for U.S. federal income tax purposes, not including an entity that is wholly-owned, directly or indirectly, by the Company or any of its Subsidiaries.
(u)
Tax-Exempt Property. Neither the Company nor any of its Subsidiaries has “tax-exempt bond-financed property” or “tax-exempt use property,” within the meaning of Section 168(h) of the Code or any similar provision of applicable Law.
(v)
Employment Considerations. Neither the Company nor any of its Subsidiaries is a party to any contract, agreement or other arrangement that (i) results or could result in any amount that is not deductible under Sections 162, 280G, or 404 of the Code, or any similar provision of applicable Law or (ii) is or could become subject to Section 409A of the Code or any similar provision of applicable Law.
(w)
Intended Tax Treatment. Neither the Company nor any of its Subsidiaries has taken or agreed to take any action, or is aware of the existence of any facts or circumstances, that could reasonably be expected to impede or prevent the Merger from qualifying for the Intended Tax Treatment.
(x)
Kinetic Holdings Inc. Solely for purposes of the representations and warranties in this Section 3.06, all references to the “Company” shall also be deemed to include Kinetics Holdings, and all references to “Company Financial Statements” shall also be deemed to include the financial statements of Kinetics Holdings, provided, however, that this Section 3.06(x) shall not apply to Section 3.06(s).

Section 3.07 Intellectual Property; Data Privacy; Data Security.

(a)
Scheduled Company-Owned and Company-Licensed IP. Section 3.07(a) of the Company Disclosure Letter contains a true and complete list, as of the date hereof, of all: (i) Company-Owned IP that is the subject of any issuance, registration, certificate, application, or other filing by, to or with any Governmental Entity or authorized private registrar, including Patent registrations and patent applications for registration, Trademark registrations and pending applications for registration, Copyright registrations and pending applications for registration, social media accounts and usernames and internet domain names; (ii) material unregistered Company-Owned IP; and (iii) Company-Licensed IP.
(b)
Right to Use; Title. The Company or one of its Subsidiaries is the sole and exclusive legal and beneficial owner of all right, title, and interest in and to the Company-Owned IP, and has the valid and enforceable right to use all other Intellectual Property, including all Company-Licensed IP, used or held for use in or necessary for the conduct of the business of the Company and its Subsidiaries as currently conducted and as proposed to be conducted (“Company IP”), in each case, free and clear of all Liens other than Permitted Liens.
(c)
Validity and Enforceability. The Company and its Subsidiaries’ rights in the Company-Owned IP are valid, subsisting, and enforceable. The Company and each of its Subsidiaries have taken reasonable steps to maintain the Company IP and to protect and preserve the confidentiality of all trade secrets included in the Company IP.
(d)
Non-Infringement. The conduct of the businesses of the Company and all of its Subsidiaries has, to the Knowledge of the Company, not infringed, misappropriated, or otherwise violated, and is not infringing, misappropriating, or otherwise violating, any Intellectual Property of any other Person. To the Knowledge of the Company, no third party is infringing upon, violating, or misappropriating any Company IP.
(e)
IP Legal Actions and Orders. There are no Legal Actions pending or, to the Knowledge of the Company, threatened: (i) alleging any infringement, misappropriation, or violation of the Intellectual Property of any Person by the Company or any of its Subsidiaries; or (ii) challenging the validity, enforceability, or ownership of any Company-Owned IP or the Company or any of its Subsidiaries’

ANNEX A-20

rights with respect to any Company IP. The Company and its Subsidiaries are not subject to any outstanding Order that restricts or impairs the use of any Company-Owned IP.
(f)
Information Systems Generally. The software and other information technology that is owned or controlled by the Company and its Subsidiaries: (i) are in satisfactory working order, are substantially free from reproducible programming errors and from defects in workmanship and materials (other than customary bugs), and are scalable to meet current and reasonably anticipated capacity; (ii) have reasonably appropriate security, backups, disaster recovery arrangements, and hardware and software support and maintenance to minimize the risk of material error, breakdown, failure, or security breach occurring; (iii) are configured and maintained in accordance with accepted business practices to minimize the effects of viruses and malware; (iv) do not contain, to the Knowledge of the Company, any malicious code, protective feature designed to prevent its use, including, without limitation, any computer virus, worm, software lock, drop dead device, Trojan horse routine, trap door, bomb or any other code or instruction created or inserted by or on behalf of the Company and its Subsidiaries that may be used to access, modify, delete, damage or disable it; and (v) have not suffered any error, breakdown, failure, or security breach that has caused disruption or damage to the operation of the business of Company and its Subsidiaries.
(g)
Company Privacy and Security Policies. The Company and its Subsidiaries have established and implemented written policies, notices, records, logs and procedures and organizational, physical, administrative, and technical measures regarding privacy, cybersecurity, and data security covering their respective businesses (collectively, the “Company Privacy and Security Policies”) that (i) are consistent in all material respects with all applicable Data Protection Laws and (ii) are appropriate to protect personal information and other data relating to such businesses against accidental or unlawful destruction or accidental loss, alteration, unauthorized disclosure or access. The Company and its Subsidiaries have at all times complied with the Company Privacy and Security Policies in all material respects.
(h)
Service Provider Contracts. The Company and its Subsidiaries have, where required by Data Protection Laws, entered into Contracts with its service providers and other material business relationships that meet the requirements of Data Protection Laws applicable to their respective businesses.
(i)
Material Alignment with Industry Standards. The Company and its Subsidiaries have materially aligned their respective cybersecurity practices with relevant generally-applicable industry standards and carry out regular external and/or internal penetration tests and vulnerability assessments of their information technology systems and business environment designed to identify any cybersecurity threats and have remediated any and all material identified vulnerabilities.
(j)
Absence of Incidents. Since January 1, 2020, neither the Company nor its Subsidiaries has: (i) suffered any actual or suspected material unauthorized access to personal information or cybersecurity incident; (ii) received any notices or requests from, or to the Knowledge of the Company, been subject to any investigations by, any Governmental Entity or other regulatory authority in relation to its processing activities and compliance with Data Protection Laws; or (iii) received notice from individuals alleging non-compliance with Data Protection Laws. The foregoing representation is intended to apply only to the Company and its Subsidiaries and shall not include any service providers of the Company or any service providers of the Company’s Subsidiaries.

Section 3.08 Compliance; Permits.

(a)
Investment Advisory Compliance.
i.
Investment Advisers Act Registration and Compliance. The Company RIA Subsidiary has been and is in material compliance with the Investment Advisers Act and the rules and regulations promulgated thereunder. The Company RIA Subsidiary’s registration as an investment adviser under the Investment Advisers Act has been and is in full force and effect and, to the Knowledge of the Company, there is no basis for any disqualification, denial, suspension, or revocation thereof. Neither the Company nor any of its Subsidiaries other than the Company RIA Subsidiary (A) is or has been an “investment adviser” required to register under the Investment Advisers Act or any other applicable Laws to be licensed or qualified as an investment adviser or (B) is subject

ANNEX A-21

to any material Liability, to the knowledge of the Company, by reason of any failure to be so registered, licensed, or qualified.
ii.
Compliance with Fund Documentation and Client Contracts. Since January 1, 2020, the Company RIA Subsidiary has (A) performed its investment management, advisory, and related duties and responsibilities in compliance, in all material respects with, and otherwise consistent with the Company Fund Documentation and Client Contracts applicable to such Clients and (B) not received any written communication from any Person regarding any actual or alleged failure to perform investment management, advisory, and related duties and responsibilities in compliance with such documentation or agreements.
iii.
Investment Advisory Services. Except on behalf of the Company RIA Subsidiary and as set forth in Section 3.08 of the Company Disclosure Letter, no employee of the Company or any of its Subsidiaries provides, and no employee of the Company or any of its Subsidiaries has, since January 1, 2020, provided, Investment Advisory Services to any investment vehicle, company, fund or account, or other Person. Neither the Company RIA Subsidiary nor any employee thereof is subject to a disqualification that would be a basis, following the Merger, for any limitations on the activities, functions, or operations of, or suspension or termination of the Investment Advisory Services provided.
iv.
No Disqualification. None of the Company, any of its Subsidiaries nor, to the Knowledge of the Company, any Person “associated” (as defined in the Investment Advisers Act) with the Company or any of its Subsidiaries who is required to be qualified, is subject to potential disqualification pursuant to Section 203 of the Investment Advisers Act to serve as an investment adviser or as a person associated with a registered investment adviser or subject to disqualification under Rule 206(4)-3 under the Investment Advisers Act; in each case, except for any such disqualification with respect to which exemptive relief has been received from the SEC or another relevant Governmental Entity; nor is there any proceeding or investigation pending or, to the Knowledge of the Company, threatened by any Governmental Entity that would result in any such disqualification.
v.
No Exemptive Orders. Except as set forth in Section 3.08 of the Company Disclosure Letter, as of the date of this Agreement, (A) no exemptive Orders, “no-action” letters, or similar exemptions or regulatory relief have been obtained and (B) no requests are pending therefor by the Company or any of its Subsidiaries or, to the Knowledge of the Company, any Company Fund, excluding in each case ordinary course correspondence with the SEC or correspondence otherwise publicly filed within the SEC.
vi.
Policies and Procedures. The Company RIA Subsidiary has adopted (A) a written policy regarding insider trading, (B) a written code of ethics, as required by Rule 204A-1 under the Investment Advisers Act and (C) insider trading policies, personal trading policies, and such other policies and procedures as are reasonably required in order to comply with Rule 206(4)-7 under the Investment Advisers Act, and have designated and approved an appropriate chief compliance officer in accordance with Rule 206(4)-7. Such code of ethics and insider trading, personal trading and other policies and procedures are reasonably designed to prevent violation, by the Company RIA Subsidiary and its “supervised persons” (as defined in the Investment Advisers Act), of the Investment Advisers Act and the rules promulgated thereunder. To the Knowledge of the Company, since January 1, 2020, there have been no material violations of the code of ethics, insider trading policies, personal trading policies and other material policies of the Company RIA Subsidiary.
vii.
No Pay-To-Play Prohibition. The Company RIA Subsidiary is not prohibited from charging fees to any Person pursuant to Rule 206(4)-5 under the Investment Advisers Act or any similar “pay-to-play” rule or requirement, except as would not, individually or in the aggregate, have a Company Material Adverse Effect.
(b)
Broker-Dealer Compliance.
i.
Broker-Dealer Registration. Each Company BD Subsidiary is duly registered under the Exchange Act as a broker-dealer with the SEC and with all states and other jurisdictions in which it is

ANNEX A-22

required to be registered and has operated since its registration date and is currently operating in compliance in all material respects with all Laws applicable to it or its business, has made all required regulatory filings, and has all registrations, permits, licenses, exemptions, Orders, and approvals required for the operation of its business or ownership of its properties and assets substantially as presently conducted, except, in each case, as would not, either individually or in the aggregate, have a Company Material Adverse Effect. Each Company BD Subsidiary is a member in good standing of FINRA and all other self-regulatory organizations of which it is required to be a member and in compliance with all applicable rules of FINRA and any such self-regulatory organization of which it is a member or which otherwise has authority over it, except for any such non-compliance that would not, individually or in the aggregate, have a Company Material Adverse Effect. Neither Company BD Subsidiary is required to be licensed or registered in any jurisdiction outside of the United States of America, or to be registered with the Commodity Futures Trading Commission and/or a member of the National Futures Association. Except for the Company BD Subsidiaries, neither the Company nor any of its Subsidiaries is, or has ever been, to the knowledge of the Company, (A) registered as or required to register as a broker-dealer under the Exchange Act or any similar state securities law, or is a member of FINRA or (B) required to be licensed or registered in any jurisdiction outside of the United States of America, or to be registered with the Commodity Futures Trading Commission and/or a member of the National Futures Association.
ii.
Absence of Other License and Qualification Requirements. None of the Company, its Subsidiaries or its or its Subsidiaries’ employees, other than the Company BD Subsidiary and its employees, (A) is a broker, dealer, broker-dealer, bank, trust company, commodity broker-dealer, commodity trading advisor, real estate broker, insurance company, insurance broker, transfer agent or similar type of entity within the meaning of any applicable Law, or, since January 1, 2020, has acted as such in connection with any offers, sales, or distributions of securities, or (B) is required to be registered, licensed, or qualified as a bank, trust company, broker, dealer, introducing broker, commodity dealer, futures commission merchant, commodity pool operator, commodity trading advisor, real estate broker, insurance company, insurance broker, transfer agent, swaps firm, swap dealer, security-based swap dealer, major swap participant, major security-based swap participant, transfer agent, registered representative, principal, registered principal, associated person, swaps associated person, or sales person (or in a similar capacity) under the Exchange Act or other applicable Law.
iii.
Form BD. The Company has made available to Parent true, correct, and complete copies of each Uniform Application for Broker-Dealer Registration on Form BD filed by each Company BD Subsidiary since January 1, 2020, reflecting all amendments thereto to the date of this Agreement (each, a “Form BD”). The Forms BD of each Company BD Subsidiary are in compliance in all material respects with the applicable requirements of the Exchange Act, except for any non-compliance that would not, individually or in the aggregate, have a Company Material Adverse Effect.
iv.
No Disqualification. Neither Company BD Subsidiary nor any “associated person” thereof (A) is or has been ineligible to serve as a broker-dealer or an associated person of a broker-dealer under Section 15(b) of the Exchange Act, (B) is subject to a “statutory disqualification” as defined in Section 3(a)(39) of the Exchange Act, or (C) is subject to a disqualification that would be a basis for censure, limitations on the activities, functions, or operations of, or suspension or revocation of the registration of the Company BD Subsidiary as broker-dealer, municipal securities dealer, government securities broker, or government securities dealer under Section 15, Section 15B or Section 15C of the Exchange Act, and there is no Proceeding pending or, to the Knowledge of the Company, threatened, that is reasonably likely to result in any such person being deemed ineligible as described in clause (A), subject to a “statutory disqualification” as described in clause (B) or subject to a disqualification as described in clause (C) or (D) is subject to any undertaking as a result of any Order by any Governmental Entity.
v.
Net Capital. Each Company BD Subsidiary currently maintains “net capital” (as such term is defined in Rule 15c3-1(c)(2) under the Exchange Act) equal to or in excess of the minimum “net capital” required to be maintained by it under the Exchange Act.

ANNEX A-23

(c)
Investment Company Act. No vehicle for collective investment (in whatever form of organization, including the form of a corporation, company, limited liability company, partnership, association, trust or other entity, and including each separate portfolio or series of any of the foregoing) for which the Company or any of its Subsidiaries acts as the sponsor, general partner, managing member, trustee, investment manager, investment advisor or sub-advisor, or in a similar capacity, is (i) registered or required to be registered, to the knowledge of the Company, with the SEC as an investment company under the Investment Company Act or (ii) a business development company regulated as such under the Investment Company Act.
(d)
Other Compliance. The Company and each of its Subsidiaries is and has been in compliance with all Laws or Orders applicable to the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries or any of their respective businesses or properties is bound in all material respects. Since January 1, 2020, no Governmental Entity has issued any notice or notification stating that the Company or any of its Subsidiaries is not in compliance with any Law. Neither the Company nor any of its Subsidiaries has received written notice (or to the Knowledge of the Company, any other notice) from any Person asserting that it has failed to comply with such Person’s rules, protocols, policies and procedures relating to privacy and data use and protection. Except as set forth in Section 3.08(a) of the Company Disclosure Letter, no investigation by any state or federal regulatory agency has been commenced to the Knowledge of the Company. No action has been asserted or, to the Knowledge of the Company, threatened against the Company or its Subsidiaries alleging a violation of any Person’s privacy or personal information or data rights.
(e)
Other Permits. The Company and its Subsidiaries hold, to the extent necessary to operate their respective businesses as such businesses are being operated as of the date hereof, all permits, licenses, registrations, variances, clearances, consents, commissions, franchises, exemptions, orders, authorizations, and approvals from Governmental Entities (collectively, “Permits”). No suspension, cancellation, non-renewal, or adverse modifications of any Permits of the Company or any of its Subsidiaries is pending or, to the Knowledge of the Company, threatened. The Company and each of its Subsidiaries is and has been in compliance with the terms of all Permits. To the Knowledge of the Company, except as would not have a Company Material Adverse Effect, each employee of the Company and of each of the Company’s Subsidiaries who is required to be registered or licensed as a registered representative, investment adviser representative, salesperson, broker-dealer, or an equivalent person with any Governmental Entity in connection with activities conducted in their employment is duly registered or licensed as such and such registration or license is in full force and effect.

Section 3.09 Litigation. Except as set forth in Section 3.09 of the Company Disclosure Letter, there is no Legal Action pending, or to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries or any of their respective properties or assets or, to the Knowledge of the Company, any officer or director of the Company or any of its Subsidiaries in their capacities as such other than any such Legal Action that: (a) does not involve an amount in controversy in excess of $100,000; and (b) does not seek material injunctive or other material non-monetary relief. None of the Company or any of its Subsidiaries or any of their respective properties or assets is subject to any order, writ, assessment, decision, injunction, decree, ruling, or judgment (“Order”) of a Governmental Entity or arbitrator, whether temporary, preliminary, or permanent. To the Knowledge of the Company, there are no governmental inquiries or investigations, or internal investigations pending or, to the Knowledge of the Company, threatened, in each case regarding any accounting practices of the Company or any of its Subsidiaries or any malfeasance by any officer or director of the Company.

Section 3.10 Brokers’ and Finders’ Fees. Neither the Company nor any of its Subsidiaries has incurred, nor will it incur, directly or indirectly, any liability for investment banker, brokerage, or finders’ fees or agents’ commissions, or any similar charges in connection with this Agreement or any transaction contemplated by this Agreement.

Section 3.11 Related Person Transactions. Except as set forth in Section 3.11 of the Company Disclosure Letter, there are, and since January 1, 2020, there have been, no Contracts, transactions, arrangements, or understandings between the Company or any of its Subsidiaries, on the one hand, and any Affiliate thereof or any holder of 5% or more of any Company Securities, on the other hand, that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC in the Proxy Statement.

ANNEX A-24

Section 3.12 Employee Matters.

(a)
Schedule. Section 3.12(a) of the Company Disclosure Letter contains a true and complete list, as of the date hereof, of each plan, program, policy, agreement, collective bargaining agreement, or other arrangement providing for compensation, severance, deferred compensation, performance awards, equity or equity-based awards, fringe, retirement, death, disability, or medical benefits or other employee benefits or remuneration of any kind, including each employment, termination, severance, retention, change in control, or consulting or independent contractor plan, program, arrangement, or agreement, in each case whether written or unwritten or otherwise, funded or unfunded, including each “employee benefit plan,” within the meaning of Section 3(3) of ERISA, whether or not subject to ERISA, which is or has been sponsored, maintained, contributed to, or required to be contributed to, by the Company or any of its Subsidiaries for the benefit of any current or former employee, independent contractor, consultant, or director of the Company or any of its Subsidiaries (each, a “Company Employee”), or with respect to which the Company or any Company ERISA Affiliate has or may have any Liability (collectively, the “Company Employee Plans”).
(b)
Documents. The Company has made available to Parent correct and complete copies (or, if a plan is not written, a written description) of all Company Employee Plans and amendments thereto, and, to the extent applicable: (i) all related trust agreements, funding arrangements, and insurance contracts now in effect; (ii) the most recent determination letter received regarding the tax-qualified status of each Company Employee Plan; (iii) the most recent financial statements for each Company Employee Plan; (iv) the Form 5500 Annual Returns/Reports and Schedules for the most recent three plan years for each Company Employee Plan; (v) the current summary plan description regarding each Company Employee Plan; (vi) all actuarial valuation reports from the past three plan years related to any Company Employee Plans; and (vii) copies of material notices, letters or other correspondence from the IRS, Department of Labor or Pension Benefit Guaranty Corporation relating to any Company Employee Plan.
(c)
Employee Plan Compliance. (i) Each Company Employee Plan has been established, administered, and maintained in all material respects in accordance with its terms and in material compliance with applicable Laws, including but not limited to ERISA and the Code; (ii) all the Company Employee Plans that are intended to be qualified under Section 401(a) of the Code are so qualified and have received timely determination letters from the IRS and no such determination letter has been revoked nor has any such revocation been threatened, or with respect to a preapproved plan, can rely on an opinion letter from the IRS to the prototype plan sponsor, to the effect that such qualified retirement plan and the related trust are exempt from federal income taxes under Sections 401(a) and 501(a), respectively, of the Code, and no circumstance exists that is likely to result in the loss of such qualified status under Section 401(a) of the Code; (iii) the Company and its Subsidiaries, where applicable, have timely made all contributions, benefits, premiums, and other payments required by and due under the terms of each Company Employee Plan and applicable Law and accounting principles, and all benefits accrued under any unfunded Company Employee Plan have been paid, accrued, or otherwise adequately reserved to the extent required by, and in accordance with GAAP; (iv) except to the extent limited by applicable Law, each Company Employee Plan can be amended, terminated, or otherwise discontinued in accordance with its terms, without material liability to Parent, the Merger Sub, the Company, or any of their respective Subsidiaries (other than ordinary administration expenses and in respect of accrued benefits thereunder); (v) there are no investigations, audits, inquiries, or Legal Actions pending or threatened by the IRS, U.S. Department of Labor, Health and Human Services, Equal Employment Opportunity Commission, or any similar Governmental Entity with respect to any Company Employee Plan; (vi) there are no material Legal Actions pending, or threatened, to the Knowledge of the Company, with respect to any Company Employee Plan (in each case, other than routine claims for benefits) and there are no facts that would give rise to or could reasonably be expected to give rise to any such Legal Action; and (vii) neither the Company nor any of its Company ERISA Affiliates has engaged in an act, omission or transaction that could subject the Company or any Company ERISA Affiliate to a tax or penalty imposed by either Section 4975 of the Code or Section 502(i) of ERISA or a Tax, penalty or assessment imposed pursuant to Chapter 43 of Subtitle D of the Code.
(d)
Plan Liabilities. Neither the Company nor any Company ERISA Affiliate has: (i) incurred or reasonably expects to incur, either directly or indirectly, any liability under Title I or Title IV of ERISA, or related

ANNEX A-25

provisions of the Code or foreign Law relating to any Company Employee Plan and nothing has occurred that could reasonably be expected to constitute grounds under Title IV of ERISA to terminate, or appoint a trustee to administer, any Company Employee Plan; (ii) except for payments of premiums to the Pension Benefit Guaranty Corporation (“PBGC”) which have been timely paid in full, not incurred any liability to the PBGC in connection with any Company Employee Plan covering any active, retired, or former employees or directors of the Company or any Company ERISA Affiliate, including, without limitation, any liability under Sections 4069 or 4212(c) of ERISA or any penalty imposed under Section 4071 of ERISA, or ceased operations at any facility, or withdrawn from any such Company Employee Plan in a manner that could subject it to liability under Sections 4062, 4063 or 4064 of ERISA; or (iii) failed to comply with Section 601 et. seq. of ERISA and Section 4980B of the Code. No complete or partial termination of any Company Employee Plan has occurred or is expected to occur.
(e)
Certain Company Employee Plans. Except as set forth in Section 3.12(e) of the Company Disclosure Letter, with respect to each Company Employee Plan:
i.
no such plan is a Multiemployer Plan or a “multiple employer plan” within the meaning of Section 413(c) of the Code and neither the Company nor any of the Company ERISA Affiliates has now or at any time within the previous six years contributed to, sponsored, maintained, or had any liability or obligation in respect of any such Multiemployer Plan or multiple employer plan;
ii.
no Legal Action has been initiated by the PBGC to terminate any such Company Employee Plan or to appoint a trustee for any such Company Employee Plan;
iii.
no Company Employee Plan is subject to the minimum funding standards of Section 302 of ERISA or Sections 412, 418(b), or 430 of the Code, and none of the assets of the Company or any Company ERISA Affiliate is, or may reasonably be expected to become, the subject of any lien arising under Section 303 of ERISA or Sections 430 or 436 of the Code; and
iv.
no “reportable event,” as defined in Section 4043 of ERISA, has occurred, or is reasonably expected to occur, with respect to any such Company Employee Plan.
(f)
No Post-Employment Obligations. Except as set forth in Section 3.12(f) of the Company Disclosure Letter, no Company Employee Plan provides post-termination or retiree health benefits to any person for any reason, except as may be required by COBRA or other applicable Law, and neither the Company nor any Company ERISA Affiliate has any Liability to provide post-termination or retiree health benefits to any person or ever represented, promised, or contracted to any Company Employee (either individually or to Company Employees as a group) or any other person that such Company Employee(s) or other person would be provided with post-termination or retiree health benefits, except to the extent required by COBRA or other applicable Law.
(g)
Potential Governmental or Lawsuit Liability. Other than routine claims for benefits: (i) there are no pending or, to the Knowledge of the Company, threatened claims by or on behalf of any participant in any Company Employee Plan, or otherwise involving any Company Employee Plan or the assets of any Company Employee Plan; and (ii) no Company Employee Plan is presently or has within the three years prior to the date hereof, been the subject of an examination or audit by a Governmental Entity or is the subject of an application or filing under, or is a participant in, an amnesty, voluntary compliance, self-correction, or similar program sponsored by any Governmental Entity.
(h)
Section 409A Compliance. Each Company Employee Plan that is subject to Section 409A of the Code has been operated in compliance with such section and all applicable regulatory guidance (including, without limitation, proposed regulations, notices, rulings, and final regulations). The Company has not (i) granted to any person an interest in any deferred compensation plan that is, or upon the lapse of a substantial risk of forfeiture with respect to such interest will be, subject to the Tax imposed by Section 409A(a)(1) or (b) of the Code, or (ii) materially modified any deferred compensation plan in a manner that could cause an interest previously granted under such plan to become subject to the Tax imposed by Section 409A(a)(1) or (b) of the Code. Neither the Company nor any of its Affiliates has any indemnity or gross-up obligation on or after the Closing for any Taxes imposed under Section 4999 or Section 409A of the Code (or any corresponding provisions of state or local law).

ANNEX A-26

(i)
Health Plan Compliance. Each of the Company and its Subsidiaries complies in all material respects with the applicable requirements of COBRA or any similar state statute with respect to each Company Employee Plan that is a group health plan within the meaning of Section 5000(b)(1) of the Code or such state statute. Each Company Employee Plan has complied with the provisions of the Health Insurance Portability and Accountability Act of 1996 the Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010, as amended, and any guidance issued thereunder. The Company has not incurred (whether or not assessed), or is reasonably expected to incur or to be subject to, any Tax, penalty or other liability with respect to the reporting requirements under Sections 6055 and 6056 of the Code, as applicable, or under Section 4980B, 4980D or 4980H of the Code.
(j)
Effect of Transaction. Neither the execution or delivery of this Agreement, the consummation of the Merger, nor any of the other transactions contemplated by this Agreement will (either alone or in combination with any other event): (i) entitle any current or former director, employee, contractor, or consultant of the Company to severance pay or any other payment; (ii) accelerate the timing of payment, funding, or vesting, or increase the amount of compensation due to any such individual; (iii) limit or restrict the right of the Company to merge, amend, or terminate any Company Employee Plan; or (iv) increase the amount payable or result in any other material obligation pursuant to any Company Employee Plan. The Company Members have not authorized any payment to be made on completion of or in connection with the execution or delivery of this Agreement, the consummation of the Merger, or other transactions contemplated by this Agreement, and no such payments will be due or obligation incurred.
(k)
Employment Law Matters. Except as set forth in Section 3.12(k) of the Company Disclosure Letter, the Company and each of its Subsidiaries is in compliance with all applicable Laws and agreements regarding hiring, employment, collective bargaining, termination of employment, plant closing and mass layoff, employment discrimination, harassment, retaliation, and reasonable accommodation, leaves of absence, terms and conditions of employment, wages and hours of work, employee classification, employee health and safety, leasing and supply of temporary and contingent staff, engagement of independent contractors, including proper classification of same, payroll taxes, and immigration with respect to Company Employees and contingent workers.
(l)
Labor. Neither Company nor any of its Subsidiaries is party to, or subject to, any collective bargaining agreement or other agreement with any labor organization, work council, or trade union with respect to any of its or their operations. No material work stoppage, slowdown, or labor strike against the Company or any of its Subsidiaries with respect to employees who are employed within the United States is pending, threatened, or has occurred in the last two years, and, to the Knowledge of the Company, no material work stoppage, slowdown, or labor strike against the Company or any of its Subsidiaries with respect to employees who are employed outside the United States is pending, threatened, or has occurred in the last two years. None of the Company Employees is represented by a labor organization, work council, or trade union and, to the Knowledge of the Company, there is no organizing activity, Legal Action, election petition, union card signing or other union activity, or union corporate campaigns of or by any labor organization, trade union, or work council directed at the Company or any of its Subsidiaries, or any Company Employees. There are no Legal Actions, government investigations, or labor grievances pending, or, to the Knowledge of the Company, threatened relating to any employment related matter involving any Company Employee or applicant, including, but not limited to, charges of unlawful discrimination, retaliation or harassment, failure to provide reasonable accommodation, denial of a leave of absence, failure to provide compensation or benefits, unfair labor practices, or other alleged violations of Law.

Section 3.13 Real Property and Personal Property Matters.

(a)
Owned Real Estate. Neither the Company nor any of its Subsidiaries as of the date hereof holds fee simple title to any real property. Neither the Company nor any Subsidiary is a party to any agreement or option to purchase any real property or interest therein.
(b)
Leased Real Estate. Section 3.13(b) of the Company Disclosure Letter contains a true and complete list by address of all leased real property.

ANNEX A-27

(c)
Real Estate Used in the Business. The Company-Owned Real Estate identified in Section 3.13(a) of the Company Disclosure Letter and the Company-Leased Real Estate identified in Section 3.13(b) of the Company Disclosure Letter comprise all of the real property used or intended to be used in, or otherwise related to, the business of the Company or any of its Subsidiaries; provided, however, that real estate owned or leased by the Parent and as disclosed in the Parent Disclosure Letter may continue to be used after the Merger.
(d)
Personal Property. The Company and each of its Subsidiaries are in possession of and have good and marketable title to, or valid leasehold interests in or valid rights under contract to use, the machinery, equipment, furniture, fixtures, and other tangible personal property and assets owned, leased, or used by the Company or any of its Subsidiaries, free and clear of all Liens other than Permitted Liens.

Section 3.14 Environmental Matters.

(a)
The Company and its Subsidiaries are, and have been, in compliance with all Environmental Laws, which compliance includes the possession, maintenance of, compliance with, or application for, all Permits required under applicable Environmental Laws for the operation of the business of the Company and its Subsidiaries as currently conducted.
(b)
Neither the Company nor any of its Subsidiaries has disposed of, released, or discharged any Hazardous Substances on, at, under, in, or from any real property currently or, to the Knowledge of the Company, formerly owned, leased, or operated by it or any of its Subsidiaries or at any other location that is: (i) currently subject to any investigation, remediation, or monitoring; or (ii) reasonably likely to result in liability to the Company or any of its Subsidiaries, in either case of (i) or (ii) under any applicable Environmental Laws.
(c)
Neither the Company nor any of its Subsidiaries has: (i) produced, processed, manufactured, generated, transported, treated, handled, used, or stored any Hazardous Substances, except in compliance with Environmental Laws, at any Real Estate; or (ii) exposed any employee or any third party to any Hazardous Substances under circumstances reasonably expected to give rise to any material Liability or obligation under any Environmental Law.
(d)
Neither the Company nor any of its Subsidiaries has received written notice of and there is no Legal Action pending, or to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries, alleging any Liability or responsibility under or non-compliance with any Environmental Law or seeking to impose any financial responsibility for any investigation, cleanup, removal, containment, or any other remediation or compliance under any Environmental Law. Neither the Company nor any of its Subsidiaries is subject to any Order, settlement agreement, or other written agreement by or with any Governmental Entity or third party imposing any material Liability or obligation with respect to any of the foregoing.
(e)
Neither the Company nor any of its Subsidiaries has expressly assumed or retained any Liabilities under any applicable Environmental Laws of any other Person, including in any acquisition or divestiture of any property or business.

Section 3.15 Material Contracts.

(a)
Material Contracts. For purposes of this Agreement, “Company Material Contract” shall mean the following to which the Company or any of its Subsidiaries is a party or any of the respective assets are bound (excluding any Leases):
i.
any “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K);
ii.
any Client Contract;
iii.
any Contract (in each case with respect to which the Company or any of its Subsidiaries has continuing obligations as of the date hereof) with any current or former (A) officer or member of the board of managers of the Company or any of its Subsidiaries, (B) Company Member, or (C) Company Employee providing for an annual base salary or payment in excess of $300,000;

ANNEX A-28

iv.
any Contract providing for indemnification or any guaranty by the Company or any Subsidiary thereof, in each case that is material to the Company and its Subsidiaries, taken as a whole, other than (A) any guaranty by the Company or a Subsidiary thereof of any of the obligations of (1) the Company or another wholly-owned Subsidiary thereof or (2) any Subsidiary (other than a wholly-owned Subsidiary) of the Company that was entered into in the ordinary course of business pursuant to or in connection with a client Contract, or (B) any Contract providing for indemnification of clients or other Persons pursuant to Contracts entered into in the ordinary course of business;
v.
any Contract that purports to limit in any material respect the right of the Company or any of its Subsidiaries (or, at any time after the consummation of the Merger, the Surviving Company or any of its Subsidiaries) to (A) engage in any line of business, (B) compete with any Person or solicit any client or customer, or (C) operate in any geographical location;
vi.
other than this Agreement and any agreement ancillary thereto, any Contract under which the Company or any of its Subsidiaries have ongoing obligations relating to the disposition or acquisition, directly or indirectly (by merger, sale of equity, sale of assets, or otherwise), by (A) the Company or any of its Subsidiaries of assets or membership interests or other equity interests of any Person and (B) any Person of assets or membership interests or other equity interests of the Company or any of its Subsidiaries, in each case of (A) and (B) outside of the ordinary course of business and with a fair market value in excess of $300,000;
vii.
any Contract that grants any right of first refusal, right of first offer, or similar right with respect to any material assets, rights, or properties of the Company or any of its Subsidiaries;
viii.
any Contract that contains any provision that requires the purchase of all or a material portion of the Company’s or any of its Subsidiaries’ requirements for a given product or service from a given third party, which product or service is material to the Company and its Subsidiaries, taken as a whole;
ix.
any Contract that obligates the Company or any of its Subsidiaries to conduct business on an exclusive or preferential basis or that contains a “most favored nation” or similar covenant with any third party or upon consummation of the Merger will obligate Company, the Surviving Company, or any of their respective Subsidiaries to conduct business on an exclusive or preferential basis or that contains a “most favored nation” or similar covenant with any third party;
x.
any partnership, joint venture, limited liability company agreement, or similar Contract relating to the formation, creation, operation, management, or control of any material joint venture, partnership, or limited liability company, other than any such Contract solely between the Company and its wholly-owned Subsidiaries or among the Company’s wholly-owned Subsidiaries;
xi.
any mortgages, indentures, loans, or credit agreements, security agreements, or other Contracts, in each case relating to indebtedness for borrowed money currently outstanding or available for draw after the date of this Agreement, whether as borrower, guarantor or lender, in each case in excess of $300,000, other than (A) accounts receivables and payables, and (B) loans to Affiliates of the Company;
xii.
any employee collective bargaining agreement or other Contract with any labor union;
xiii.
any Company IP Agreement;
xiv.
any license or similar Contract with respect to any Company or Subsidiary under which the Company or such Subsidiary is obligated to make payment or incur costs in excess of $300,000 in any year;
xv.
any placement, agency, dealer, sales representative, distribution, investor referral (for which a fee is charged), solicitation, marketing, transfer agent, or similar Contract, in each case, with respect to the funds advised by the Company and its Subsidiaries;
xvi.
any material Contract with any Governmental Entity;

ANNEX A-29

xvii.
other than Governing Documents of the Company, any Contract pursuant to which a third party would reasonably be expected to have a valid right to prevent, materially impair, or materially delay the consummation of the Merger;
xviii.
any material Contracts with Company Selected Clients; or
xix.
any fee or engagement letter or other similar Contract as it relates to the provision of services by a financial advisor that would result in any payments being due to a financial advisor in connection with this Agreement and the transactions contemplated by this Agreement or as to which there are any ongoing material obligations.
xx.
any other Contract under which the Company or any of its Subsidiaries is obligated to make payment or incur costs in excess of $300,000 in any year and which is not otherwise described in clauses (i)-(xix) above;
xxi.
any Contract which is not otherwise described in clauses (i)-(xx) above that is material to the Company and its Subsidiaries, taken as a whole.
xxii.
Notwithstanding the foregoing provisions of this Section 3.15(a), “Company Material Contracts” shall not include (x) Contracts of the funds advised by the Company and its Subsidiaries or entities formed to hold portfolio investments, with respect to the acquisition, ownership, servicing or disposition of portfolio investments by such funds and/or such entities, or (y) any Contracts with respect to any portfolio investment, including any Governing Documents of any portfolio investment.
(b)
Schedule of Material Contracts; Documents. Section 3.15(b) of the Company Disclosure Letter sets forth a true and complete list as of the date hereof of all Company Material Contracts. The Company has made available for inspection to Parent true, correct and complete copies of all Company Material Contracts, including any amendments thereto. Except as set forth in Section 3.15(b) of the Company Disclosure Letter, none of the Company or its Subsidiaries will have any responsibilities, obligations or liabilities, contractual or otherwise, arising under any change of control provision of any Contract as a result of any of the transactions contemplated hereunder.
(c)
No Breach. (i) All the Company Material Contracts are valid, legal, and binding on the Company or its applicable Subsidiary, enforceable against it in accordance with its terms, and is in full force and effect; (ii) neither the Company nor any of its Subsidiaries nor, to the Knowledge of the Company, any third party has violated any material provision of, or failed to perform any obligation required under the provisions of, any Company Material Contract; (iii) neither the Company nor any of its Subsidiaries nor, to the Knowledge of the Company, any third party is in breach, or has received written notice of breach, of any Company Material Contract; and (iv) neither the Company nor any of its Subsidiaries has received written notice of termination, cancellation, material reduction of services or non-renewal that is currently in effect with respect to any Material Contract other than in the ordinary course of business and, to the Knowledge of the Company, no other party to a Material Contract plans to terminate, cancel or not renew, or materially reduce the services provided to it under, any such Material Contract.

Section 3.16 Insurance. Section 3.16 of the Company Disclosure Letter sets forth (a) a list of each insurance policy and fidelity bond which covers the Company, its Subsidiaries, their respective properties and assets (including in respect of Real Estate) or any director, officer or employee of the Company or its Subsidiaries, including without limitation each workers’ compensation policy (the “Company Policies”) and (b) a list of all pending claims and the claims history for the Company and its Subsidiaries since January 1, 2020. There are no pending claims under any of the Company Policies as to which coverage has been questioned, denied or disputed by the insurer or in respect of which the insurer has reserved its rights. All premiums due under the Company Policies have been paid in full or, with respect to premiums not yet due, accrued. The Company does not have any Liability to any Person with respect to the Company Policies or insurance policies issued in its favor at any time previously. All of the Company Policies are in full force and effect and provide insurance in such amounts and against such risks as the Company reasonably has determined to be prudent, taking into account the industries in which the Company and its Subsidiaries operate, and as is sufficient to comply with applicable Law. Neither the Company nor any of its Subsidiaries is in breach or default, and neither the Company nor any of its Subsidiaries has taken any action or failed to take any action which, with notice or the lapse of time, would constitute such a breach or default, or permit

ANNEX A-30

termination or modification of, any of the Company Policies. To the Knowledge of the Company: (i) no insurer of the Company Policies has been declared insolvent or placed in receivership, conservatorship, or liquidation; and (ii) no notice of cancellation or termination, other than pursuant to the expiration of a term in accordance with the terms thereof, has been received with respect to any of the Company Policies, nor has the Company received any notice that an insurer intends to materially reduce the level of coverage under any Company Policy. To the Company’s Knowledge, the consummation of the transactions contemplated by this Agreement is not reasonably likely to adversely affect the relationship of the Company with any of its insurers.

Section 3.17 Proxy Statement. None of the information furnished by the Company to Parent for inclusion or incorporation by reference in the letter to the shareholders, notice of meeting, proxy statement, and forms of proxy (collectively, the “Proxy Statement”), to be filed by Parent with the SEC in connection with the Merger, will, at the date the Proxy Statement is first mailed to Parent’s shareholders or at the time of the Parent Shareholders Meeting or at the time of any amendment or supplement thereof, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

Section 3.18 Anti-Corruption Matters. Since January 1, 2020, none of the Company, any of its Subsidiaries or any director, officer or, to the Knowledge of the Company, employee or agent of the Company or any of its Subsidiaries has: (i) used any funds for unlawful contributions, gifts, entertainment, or other unlawful payments relating to an act by any Governmental Entity; (ii) made any unlawful payment to any foreign or domestic government official or employee or to any foreign or domestic political party or campaign or violated any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iii) made any other unlawful payment under any applicable Law relating to anti-corruption, bribery, or similar matters. Since January 1, 2020, neither the Company nor any of its Subsidiaries has disclosed to any Governmental Entity that it violated or may have violated any Law relating to anti-corruption, bribery, or similar matters. To the Knowledge of the Company, no Governmental Entity is investigating, examining, or reviewing the Company’s compliance with any applicable provisions of any Law relating to anti-corruption, bribery, or similar matters.

Section 3.19 Clients. Section 3.19 of the Company Disclosure Letter sets forth a complete and accurate list of the ten (10) largest Clients of the Company and its Subsidiaries based on assets under management at September 30, 2023 (the “Company Selected Clients”). Such assets under management amounts are also set forth in Section 3.19 of the Company Disclosure Letter. To the Company’s Knowledge, since September 30, 2023, no Company Selected Client has canceled or terminated its relationship with the Company and its Subsidiaries or notified the Company or its Subsidiaries in writing of an intent to terminate its relationship. To the Company’s Knowledge, the consummation of the transactions contemplated by this Agreement is not reasonably expected to adversely affect the relationship of the Company and its Subsidiaries with any of the Company Selected Client.

Section 3.20 Disclaimer of Warranties. Except as specifically set forth in this ARTICLE III (as modified by the Company Disclosure Letter), none of the Company or any of its Affiliates, officers, employees, directors, partners, equityholders, shareholders, managers, consultants, agents, counsel, or advisors makes or has made any representation or warranty of any kind or nature whatsoever, oral or written, express or implied, to Parent or Merger Sub, or any of their respective Affiliates, officers, employees, directors, partners, equityholders, shareholders, members, managers, shareholders, consultants, agents, counsel, or advisors. Any representations and warranties of the Company not specifically set forth in this ARTICLE III (as modified by the Company Disclosure Letter), whether express or implied (including any implied or express warranty of merchantability, fitness for a particular purpose, or non-infringement), are disclaimed by the Company.

Section 3.21 No Reliance. Parent and Merger Sub have relied solely on the representations and warranties set forth in this ARTICLE III (as modified by the Company Disclosure Letter).

ARTICLE IV
Representations and Warranties of Parent and the Merger Sub

Except as set forth in the correspondingly numbered Section of the disclosure letter, dated as of the date hereof and delivered by Parent to the Company concurrently with the execution of this Agreement (the “Parent Disclosure Letter”), Parent and the Merger Sub hereby represent and warrant to the Company as of the date hereof and as of

ANNEX A-31

the Effective Time, except to the extent that certain representations and warranties are limited to a certain date set forth in the applicable Section, as follows:

Section 4.01 Organization; Standing and Power; Charter Documents; Subsidiaries.

(a)
Organization; Standing and Power. Parent and each of its Subsidiaries is a corporation, limited liability company, or other legal entity duly organized, validly existing, and in good standing under the Laws of its jurisdiction of organization set forth in Section 4.01(a) of the Parent Disclosure Letter, and has the requisite corporate, limited liability company, or other organizational, as applicable, power and authority to own, lease, and operate its assets and to carry on its business as now conducted. Each of Parent and its Subsidiaries is, to the knowledge of Parent, duly qualified or licensed to do business as a foreign corporation, limited liability company, or other legal entity and is in good standing in each jurisdiction where the character of the assets and properties owned, leased, or operated by it or the nature of its business makes such qualification or license necessary, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, have a Parent Material Adverse Effect.
(b)
Charter Documents. Parent has delivered or made available to the Company a true and correct copy of the articles of incorporation, articles of organization, bylaws, operating agreement or like organizational documents, each as amended to date (collectively, the “Charter Documents”), of Parent and each of its Subsidiaries. Neither Parent nor any of its Subsidiaries is in material violation of any of the provisions of its Charter Documents.
(c)
Subsidiaries. Section 4.01(c)(i) of the Parent Disclosure Letter lists each of the Subsidiaries of Parent as of the date hereof and its place of organization. Section 4.01(c)(ii) of the Parent Disclosure Letter sets forth, for each Subsidiary that is not, directly or indirectly, wholly-owned by Parent: (i) the number and type of any capital stock of, or other equity or voting interests in, such Subsidiary that is outstanding as of the date hereof; and (ii) the number and type of shares of capital stock of, or other equity or voting interests in, such Subsidiary that, as of the date hereof, are owned, directly or indirectly, by Parent. All of the outstanding shares of capital stock of, or other equity or voting interests in, each Subsidiary of Parent that is owned directly or indirectly by Parent have been validly issued, were issued free of pre-emptive rights, are fully paid and non-assessable, and are free and clear of all Liens, including any restriction on the right to vote, sell, or otherwise dispose of such capital stock or other equity or voting interests, except for any Liens: (A) imposed by applicable securities Laws; or (B) arising pursuant to the Charter Documents of any non-wholly-owned Subsidiary of Parent. Except for the capital stock of, or other equity or voting interests in, its Subsidiaries, Parent does not own, directly or indirectly, any capital stock of, or other equity or voting interests in, any Person.
(d)
Merger Sub. Merger Sub (i) was formed solely for the purpose of entering into the transactions contemplated by this Agreement, (ii) since the date of its formation, has not carried on any business, conducted any operations or incurred any liabilities or obligations other than the execution of this Agreement, the performance of its obligations hereunder and matters ancillary thereto and (iii) solely with respect to Merger Sub, since the date of its formation, has been properly treated as disregarded as an entity separate from Parent for United States federal and applicable state and local Income Tax purposes, and no election has ever been made under Treasury Regulations Section 301.7701–3, or any similar provision of state or local Tax Law, to treat Merger Sub, as an association taxable as a corporation for Income Tax purposes.

Section 4.02 Capital Structure.

(a)
Capital Stock. The authorized capital stock of Parent consists of: (i) 50,000,000 shares of Parent Common Stock; and (ii) 20,000,000 shares of preferred stock (the “Parent Preferred Stock”). As of the close of business on the Business Day immediately preceding the Execution Date (such Business Day, the “Initial Determination Date”): (A) 13,006,162 shares of Parent Common Stock were issued and outstanding; (B) 36,993,838 shares of Parent Common Stock were authorized but unissued; (C) no shares of Parent Preferred Stock were issued and outstanding; and (D) 20,000,000 shares of Parent Preferred Stock were authorized but unissued. All of the outstanding shares of capital stock of Parent are, and all shares of capital stock of Parent which may be issued as contemplated or permitted by this

ANNEX A-32

Agreement will be, when issued, duly authorized, validly issued, fully paid, and non-assessable, and not subject to any pre-emptive rights. No Subsidiary of Parent owns any shares of Parent Common Stock. The Merger Sub Membership Interests are as set forth in Section 4.02(a) of the Parent Disclosure Letter. None of Merger Sub Membership Interests are subject to any pre-emptive rights. No Subsidiary of Merger Sub owns any Merger Sub Membership Interests.
(b)
Convertible Securities; Stock Awards.
i.
As of the date hereof, except as set forth in Section 4.02(b) of the Parent Disclosure Letter, there are no outstanding: (A) securities of Parent or any of its Subsidiaries convertible into or exchangeable for Voting Debt or shares of capital stock of Parent; (B) options, warrants, or other agreements or commitments to acquire from Parent or any of its Subsidiaries, or obligations of Parent or any of its Subsidiaries to issue, any Voting Debt or shares of capital stock of (or securities convertible into or exchangeable for shares of capital stock of) Parent; or (C) restricted shares, restricted stock units, stock appreciation rights, performance shares, profit participation rights, contingent value rights, “phantom” stock, or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any shares of capital stock of Parent, in each case that have been issued by Parent or its Subsidiaries (the items in clauses (A), (B), and (C), together with the capital stock of Parent, being referred to collectively as “Parent Securities”). All outstanding shares of Parent Common Stock and all outstanding shares of capital stock, voting securities, or other ownership interests in any Subsidiary of Parent, have been issued or granted, as applicable, in compliance in all material respects with all applicable securities Laws.
ii.
There are no outstanding Contracts requiring Parent or any of its Subsidiaries to repurchase, redeem, or otherwise acquire any Parent Securities or Parent Subsidiary Securities. Neither Parent nor any of its Subsidiaries is a party to any voting agreement with respect to any Parent Securities or Parent Subsidiary Securities.
(c)
Voting Debt. No bonds, debentures, notes, or other indebtedness issued by Parent or any of its Subsidiaries: (i) having the right to vote on any matters on which shareholders or equityholders of Parent or any of its Subsidiaries may vote (or which is convertible into, or exchangeable for, securities having such right); or (ii) the value of which is directly based upon or derived from the capital stock, voting securities, or other ownership interests of Parent or any of its Subsidiaries, are issued or outstanding (collectively, “Voting Debt”).
(d)
(d) Parent Subsidiary Securities. As of the date hereof, 100% of the Merger Sub Membership Interests are owned by Parent. As of the date hereof, there are no outstanding: (i) securities of Parent or any of its Subsidiaries convertible into or exchangeable for Voting Debt, capital stock, voting securities, or other ownership interests in any Subsidiary of Parent; (ii) options, warrants, or other agreements or commitments to acquire from Parent or any of its Subsidiaries, or obligations of Parent or any of its Subsidiaries to issue, any Voting Debt, capital stock, voting securities, or other ownership interests in (or securities convertible into or exchangeable for capital stock, voting securities, or other ownership interests in) any Subsidiary of Parent; or (iii) restricted shares, restricted stock units, stock appreciation rights, performance shares, profit participation rights, contingent value rights, “phantom” stock, or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock or voting securities of, or other ownership interests in, any Subsidiary of Parent, in each case that have been issued by a Subsidiary of Parent (the items in clauses (i), (ii), and (iii), together with the capital stock, voting securities, or other ownership interests of such Subsidiaries, being referred to collectively as “Parent Subsidiary Securities”).
(e)
(e) Assets, Liabilities and Operations. As of the date hereof, the Merger Sub has no operations and does not have, directly or indirectly, any assets or liabilities.

Section 4.03 Authority; Non-Contravention; Governmental Consents; Board Approval; Anti-Takeover Statutes.

(a)
Authority. Each of Parent and Merger Sub has all requisite corporate or limited liability company power and authority, as applicable, to enter into and deliver this Agreement, to perform its obligations

ANNEX A-33

hereunder, and, subject to the affirmative vote or consent of the holders of a majority of the outstanding shares of Parent Common Stock approving the Conversion, Share Increase and Name Change (collectively, the “Requisite Parent Vote”) to consummate the transactions contemplated by this Agreement. Notwithstanding anything to the contrary in this Agreement, the parties agree that the Requisite Parent Vote may be solicited and obtained as one or more votes as needed or appropriate under the rules or guidance of the SEC. The execution and delivery of this Agreement by Parent and the Merger Sub, and the consummation by Parent and the Merger Sub of the Merger and the other transactions contemplated hereby have been duly authorized by all necessary corporate action or limited liability company action on the part of Parent and the Merger Sub, as applicable, and no other corporate or limited liability company proceeding on the part of Parent or the Merger Sub, as applicable, are necessary to authorize the execution and delivery of this Agreement or to consummate the Merger and the other transactions contemplated hereby, subject only to the receipt of the Requisite Parent Vote. The Requisite Parent Vote is the only vote or consent of the holders of any class or series of Parent’s capital stock necessary to approve the Merger, the Conversion, the Share Increase and the Name Change and consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Parent and the Merger Sub and, assuming due execution and delivery by the Company, constitutes the legal, valid, and binding obligation of Parent and the Merger Sub, enforceable against Parent and the Merger Sub in accordance with its terms, subject to the Bankruptcy and Equity Exception.
(b)
Non-Contravention. The execution, delivery, and performance of this Agreement by Parent and the Merger Sub, and the consummation by Parent and the Merger Sub of the transactions contemplated by this Agreement, do not and will not: (i) subject to obtaining the Requisite Parent Vote, contravene or conflict with, or result in any violation or breach of, the Charter Documents of Parent or any of its Subsidiaries; (ii) to the knowledge of Parent and assuming that all Consents contemplated by clauses (i) through (iv) of Section 4.03(c) have been obtained or made and, in the case of the consummation of the Merger, Conversion, Share Increase and Name Change, obtaining the Requisite Parent Vote, conflict with or violate any Law applicable to Parent, any of its Subsidiaries, or any of their respective properties or assets; (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in Parent’s or any of its Subsidiaries’ loss of any benefit or the imposition of any additional payment or other liability under, or alter the rights or obligations of any third party under, or give to any third party any rights of termination, amendment, acceleration, or cancellation, or require any Consent under, any Contract to which Parent or any of its Subsidiaries is a party or otherwise bound as of the date hereof; or (iv) to the knowledge of Parent, result in the creation of a Lien (other than Permitted Liens) on any of the properties or assets of Parent or any of its Subsidiaries.
(c)
Governmental Consents. No Consent of any Governmental Entity is required to be obtained or made by Parent or the Merger Sub in connection with the execution, delivery, and performance by Parent or the Merger Sub of this Agreement or the consummation by Parent or the Merger Sub of the Merger, the Conversion and other transactions contemplated hereby, except for: (i) the filing and acceptance of the Proxy Statement in definitive form with the SEC in accordance with the Exchange Act, and such reports under the Exchange Act as may be required in connection with this Agreement and the transactions contemplated by this Agreement; (ii) the filing of the Merger Certificate with the Secretary of State of the State of Delaware; and (iii) the filing of a statement of conversion with the Secretary of State of the State of Colorado and of the Certificate of Conversion with the Secretary of State of the State of Delaware in connection with the Conversion.
(d)
Board Approval. The Parent Board, by resolutions duly adopted by a vote at a meeting of all directors of Parent duly called and held and, not subsequently rescinded or modified in any way, has unanimously: (i) determined that this Agreement and the transactions contemplated hereby, upon the terms and subject to the conditions set forth herein, are fair to, and in the best interests of, Parent and Parent’s shareholders; (ii) approved and declared advisable this Agreement, including the execution, delivery, and performance thereof, and the consummation of the transactions contemplated by this Agreement, upon the terms and subject to the conditions set forth herein; (iii) directed that the Conversion, Share Increase and Name Change and the proposal to approve certain compensatory arrangements between Parent and its executive officers, be submitted to a vote of the Parent

ANNEX A-34

shareholders for approval at the Parent Shareholders Meeting; and (iv) resolved to recommend that Parent shareholders vote in favor of such approval in accordance with the CBCA (collectively, the “Parent Board Recommendation”).
(e)
Merger Sub Approval. Parent, as sole member, of the Merger Sub, has: (i) determined that this Agreement and the transactions contemplated hereby, upon the terms and subject to the conditions set forth herein, are fair to, and in the best interests of, the Merger Sub and Parent; and (ii) approved and declared advisable this Agreement, including the execution, delivery, and performance thereof, and the consummation of the transactions contemplated by this Agreement, upon the terms and subject to the conditions set forth herein, in each case in accordance with the DLLCA;
(f)
Anti-Takeover Statutes. No “fair price,” “moratorium,” “control share acquisition,” “supermajority,” “affiliate transactions,” “business combination,” or other similar anti-takeover statute or regulation enacted under any Laws applicable to Parent is applicable to this Agreement, the Merger, or any of the other transactions contemplated by this Agreement.

Section 4.04 SEC Filings; Financial Statements; Sarbanes-Oxley Act Compliance; Undisclosed Liabilities; Off-Balance Sheet Arrangements.

(a)
SEC Filings. Parent has timely filed with or furnished to, as applicable, the SEC all registration statements, prospectuses, reports, schedules, forms, statements, and other documents (including exhibits and all other information incorporated by reference) required to be filed or furnished by it with the SEC since January 1, 2020 (the “Parent SEC Documents”). True, correct, and complete copies of all Parent SEC Documents are publicly available in the Electronic Data Gathering, Analysis, and Retrieval database of the SEC (“EDGAR”). As of their respective filing dates or, if amended or superseded by a subsequent filing prior to the date hereof, as of the date of the last such amendment or superseding filing (and, in the case of registration statements and proxy statements, on the dates of effectiveness and the dates of the relevant meetings, respectively), each of the Parent SEC Documents complied as to form in all material respects with the applicable requirements of the Securities Act of 1933, as amended (the “Securities Act”), the Exchange Act, and the Sarbanes-Oxley Act of 2002 (including the rules and regulations promulgated thereunder, the “Sarbanes-Oxley Act”), and the rules and regulations of the SEC thereunder applicable to such Parent SEC Documents. None of the Parent SEC Documents, including any financial statements, schedules, or exhibits included or incorporated by reference therein at the time they were filed (or, if amended or superseded by a subsequent filing prior to the date hereof, as of the date of the last such amendment or superseding filing), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. To the Knowledge of Parent, none of the Parent SEC Documents is, nor is Parent, the subject of ongoing SEC review or outstanding SEC investigation and there are no outstanding or unresolved comments received from the SEC with respect to any of the Parent SEC Documents. None of Parent’s Subsidiaries is required to file or furnish any forms, reports, or other documents with the SEC.
(b)
Financial Statements. Each of the consolidated financial statements (including, in each case, any notes and schedules thereto) contained in or incorporated by reference into the Parent SEC Documents: (i) complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto as of their respective dates; (ii) was prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto and, in the case of unaudited interim financial statements, as may be permitted by the SEC for Quarterly Reports on Form 10-Q); (iii) fairly present in all material respects the consolidated financial position and the results of operations, changes in shareholders’ equity, and cash flows of Parent and its consolidated Subsidiaries as of the respective dates of and for the periods referred to in such financial statements, subject, in the case of unaudited interim financial statements, to normal and year-end audit adjustments as permitted by GAAP and the applicable rules and regulations of the SEC (but only if the effect of such adjustments would not, individually or in the aggregate, be material), and (iv) in the case of audited financial statements, were audited, and in the case of interim financial statements, were reviewed, by an independent public accounting firm registered with the PCAOB using PCAOB audit or review standards, as applicable.

ANNEX A-35

(c)
Internal Controls. Parent has established and maintains a system of “internal controls over financial reporting” (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) that is sufficient to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP including policies and procedures that: (i) require the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of Parent and its Subsidiaries; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP and that receipts and expenditures of Parent and its Subsidiaries are being made only in accordance with appropriate authorizations of Parent’s management and the Parent Board; and (iii) provide assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of assets of Parent and its Subsidiaries.
(d)
Disclosure Controls and Procedures. Parent’s “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) are designed to ensure that all information (both financial and non-financial) required to be disclosed by Parent in the reports that it files or submits under the Exchange Act is recorded, processed, summarized, and reported within the time periods specified in the rules and forms of the SEC, and that all such information is accumulated and communicated to Parent’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the chief executive officer and chief financial officer of Parent required under the Exchange Act with respect to such reports. Other than as disclosed in the Parent SEC Documents, neither Parent nor, to the Knowledge of Parent, Parent’s independent registered public accounting firm, has identified or been made aware of: (i) any “significant deficiency” or “material weakness” (each as defined in Rule 12b-2 of the Exchange Act) in the system of internal control over financial reporting utilized by Parent and its Subsidiaries that has not been subsequently remediated; or (ii) any fraud that involves Parent’s management or other employees who have a role in the preparation of financial statements or the internal control over financial reporting utilized by Parent and its Subsidiaries.
(e)
Undisclosed Liabilities. The unaudited balance sheet of Parent dated as of September 30, 2023 included in the Parent SEC Documents, which has been delivered to the Company, is hereinafter referred to as the “Parent Balance Sheet.” Neither Parent nor any of its Subsidiaries has any Liabilities that are required to be recorded or reflected on a balance sheet prepared in accordance with GAAP other than Liabilities that: (i) are reflected or reserved against in Parent Balance Sheet (including in the notes thereto); (ii) were incurred since the date of Parent Balance Sheet in the ordinary course of business consistent with past practice; or (iii) are incurred in connection with the transactions contemplated by this Agreement.
(f)
Off-Balance Sheet Arrangements. Except as described in Parent SEC Documents, neither Parent nor any of its Subsidiaries is a party to, or has any commitment to become a party to: (i) any joint venture, off balance sheet partnership, or any similar Contract or arrangement (including any Contract or arrangement relating to any transaction or relationship between or among Parent or any of its Subsidiaries, on the one hand, and any other Person, including any structured finance, special purpose, or limited purpose Person, on the other hand); or (ii) any “off balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K under the Exchange Act).
(g)
Sarbanes-Oxley Compliance. Each of the principal executive officer and the principal financial officer of Parent (or each former principal executive officer and each former principal financial officer of Parent, as applicable) has made all certifications required by Rule 13a-14 or 15d-14 under the Exchange Act and Sections 302 and 906 of the Sarbanes-Oxley Act with respect to Parent SEC Documents, and the statements contained in such certifications are true and accurate in all material respects. For purposes of this Agreement, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in the Sarbanes-Oxley Act. Parent is also in compliance with all of the other applicable provisions of the Sarbanes-Oxley Act.

Section 4.05 Absence of Certain Changes or Events. Since the date of Parent Balance Sheet, except in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, the business of Parent and each of its Subsidiaries has been conducted in the ordinary course of business consistent with past practice and there has not been or occurred:

ANNEX A-36

(a)
any Parent Material Adverse Effect or any event, condition, change, or effect that could reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect; or
(b)
any event, condition, action, or effect that, if taken during the period from the date of this Agreement through the Effective Time, would constitute a breach of Section 5.02.

Section 4.06 Taxes.

(a)
Tax Returns and Payment of Taxes. Parent and each of its Subsidiaries have duly and timely filed or caused to be filed (taking into account any valid extensions) all material Tax Returns required to be filed by them. Such Tax Returns are true, complete, and correct in all material respects. Neither Parent nor any of its Subsidiaries is currently the beneficiary of any extension of time within which to file any Tax Return other than extensions of time to file Tax Returns obtained in the ordinary course of business consistent with past practice. Except as set forth in Section 4.06(a) of the Parent Disclosure Letter, all material Taxes due and owing by Parent or any of its Subsidiaries (whether or not shown on any Tax Return) have been timely paid or, where payment is not yet due, Parent has made an adequate provision for such Taxes in Parent’s financial statements included in the Parent SEC Documents (in accordance with GAAP). Parent’s most recent financial statements included in the Parent SEC Documents reflect an adequate reserve (in accordance with GAAP) for all material Taxes payable by Parent and its Subsidiaries through the date of such financial statements. Neither Parent nor any of its Subsidiaries has incurred any material Liability for Taxes since the date of Parent’s most recent financial statements included in the Parent SEC Documents outside of the ordinary course of business or otherwise inconsistent with past practice. Parent and each of its Subsidiaries has (i) filed all reports and has created and retained all records required under Code Section 6038A with respect to its ownership by, and transactions with, related parties, and (ii) Parent and each of its Subsidiaries that files U.S. federal income tax returns has disclosed on its U.S. federal income tax returns all positions taken therein that could give rise to a substantial understatement of federal income tax within the meaning of Section 6662 of the Code. Neither Parent nor any of its Subsidiaries is, or is required to be, registered as a taxable person for purpose of value added Taxes or any similar indirect Tax. Parent and each Subsidiary has timely collected and properly maintained all resale certificates and other documentation required for any exemption from the collection of any applicable sales or use or similar Taxes that is claimed by Parent or applicable Subsidiary.
(b)
Availability of Tax Returns. Parent has made available to the Company complete and accurate copies of all federal, state, local, and foreign income, franchise, and other material Tax Returns filed by or on behalf of Parent or its Subsidiaries for any Tax period ending after January 1, 2020.
(c)
Withholding. Parent and each of its Subsidiaries have withheld and timely paid each material Tax required to have been withheld and paid in connection with amounts paid or owing to any Parent Employee, creditor, customer, shareholder, or other party, and materially complied with all information reporting and backup withholding provisions of applicable Law.
(d)
Liens. There are no Liens for material Taxes upon the assets of Parent or any of its Subsidiaries other than for current Taxes not yet due and payable or for Taxes that are being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP has been made in Parent’s most recent financial statements included in Parent SEC Documents.
(e)
Tax Deficiencies and Audits. No deficiency for any material amount of Taxes which has been proposed, asserted, or assessed in writing by any taxing authority against Parent or any of its Subsidiaries remains unpaid. There are no waivers or extensions of any statute of limitations currently in effect with respect to Taxes of Parent or any of its Subsidiaries. There are no audits, suits, proceedings, investigations, claims, examinations, or other administrative or judicial proceedings ongoing or pending with respect to any material Taxes of Parent or any of its Subsidiaries.
(f)
Tax Jurisdictions. No claim has ever been made in writing by any taxing authority in a jurisdiction where Parent and its Subsidiaries do not file Tax Returns that Parent or any of its Subsidiaries is or may be subject to Tax in that jurisdiction.

ANNEX A-37

(g)
Tax Rulings. Neither Parent nor any of its Subsidiaries has requested or is the subject of or bound by any private letter ruling, technical advice memorandum, or similar ruling or memorandum with any taxing authority with respect to any material Taxes, nor is any such request outstanding.
(h)
Closing Agreements. Neither Parent nor any of its Subsidiaries is a party to any agreement with any Governmental Entity with respect to Taxes (including, but not limited to, any closing agreement within the meaning of Section 7121 of the Code).
(i)
Consolidated Groups, Transferee Liability, and Tax Agreements. Neither Parent nor any of its Subsidiaries: (i) has been a member of a group filing Tax Returns on a consolidated, combined, unitary, or similar basis (except for a group the parent of which is Parent); (ii) has any material liability for Taxes of any Person (other than Parent or any of its Subsidiaries) under Treasury Regulation Section 1.1502-6 (or any comparable provision of local, state, or foreign Law), as a transferee or successor, by Contract, or otherwise; or (iii) is a party to, bound by or has any material liability under any Tax sharing, allocation, or indemnification agreement or arrangement (other than customary Tax indemnifications contained in credit or other commercial agreements the primary purpose of which agreements does not relate to Taxes).
(j)
Change in Accounting Method. Neither Parent nor any of its Subsidiaries has agreed to make, nor is it required to make, any material adjustment under Section 481(a) of the Code or any comparable provision of state, local, or foreign Tax Laws by reason of a change in accounting method or otherwise.
(k)
Post-Closing Tax Items. Parent and its Subsidiaries will not be required to include any material item of income in, or exclude any material item of deduction from, taxable income for (i) any taxable period (or portion thereof) ending after the Closing Date as a result of any: (A) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax Law) executed on or prior to the Closing Date; (B) installment sale or open transaction disposition made on or prior to the Closing Date; (C) prepaid amount received on or prior to the Closing Date; or (D) election under Section 108(i) of the Code; or (E) a change of method of accounting, or use of an improper method of accounting made or used on or prior to the Closing Date, or (ii) any Tax period (or portion thereof) as a result of any deferred foreign income within the meaning of Section 965 of the Code.
(l)
Prior Activities. Neither Parent nor any of its Subsidiaries has been a “distributing corporation” or a “controlled corporation” in connection with a distribution described in Section 355 of the Code and no election under Section 338 of the Code or any similar provision of applicable law has been made or required to be made by or with respect to Parent or its Subsidiaries.
(m)
Reportable Transactions. Neither Parent nor any of its Subsidiaries has been a party to, or a material advisor with respect to, a “reportable transaction” within the meaning of Section 6707A(c)(1) of the Code and Treasury Regulations Section 1.6011-4(b).
(n)
FIRPTA. Neither Parent nor any of its Subsidiaries is, nor has ever been, a “United States real property holding corporation” within the meaning of Section 897(c)(2) of the Code at any time during the applicable period specified in Section 897(c)(l)(A)(ii) of the Code.
(o)
Foreign Activities. Neither Parent nor any of its Subsidiaries (i) has (or has ever had) any (A) place of management, (B) branch, (C) office (or any other place of business), (D) operations of employees, (E) agent with binding authority or (F) other activities, in each case that gives rise to a permanent establishment or taxable presence in any country other than the country where Parent or such Subsidiary was organized, (ii) has never entered into a gain recognition agreement pursuant to Treasury Regulation 1.367(a)-8, and (iii) has never transferred an intangible the transfer of which would be subject to the rules of Section 367(d) of the Code. Neither Parent nor any of its Subsidiaries has any item of income that could constitute (i) subpart F income within the meaning of Section 952 of the Code or (ii) global intangible low-taxed income within the meaning of Section 951A of the Code, in each case, for the period commencing on the first day of any Straddle Period and ending at the close of business on the Closing Date. No Parent Subsidiary that is a controlled foreign corporation holds assets that constitute U.S. property within the meaning of Section 956 of the Code.

ANNEX A-38

(p)
Transfer Pricing. Parent and each of its Subsidiaries is in compliance in all material respects with all applicable transfer pricing laws and regulations (including Section 482 of the Code and its corresponding Treasury Regulations and any corresponding provision of non-U.S. Law), including the maintenance of contemporaneous documentation substantiating the transfer pricing practices and methodology of Parent and each Subsidiary.
(q)
Unclaimed Property. Parent and each of its Subsidiaries has (i) filed or caused to be filed with the appropriate Governmental Entity all material unclaimed property reports required to be filed and has remitted to the appropriate Governmental Entity all material unclaimed property required to be remitted, or (ii) delivered or paid all material unclaimed property to its original or proper recipient.
(r)
Leases of Property. No asset of Parent or any of its Subsidiaries is (i) required to be treated as being owned by any other Person pursuant to any provision of applicable Law (including, but not limited to, the “safe harbor” leasing provisions of Section 168(f)(8) of the Code, as in effect prior to the repeal of those “safe harbor” leasing provisions), (ii) subject to Section 168(g)(1)(A) of the Code, or (iii) subject to a disqualified leaseback or long-term lease agreement as defined in Section 467 of the Code.
(s)
Joint Ventures. Neither Parent nor any of its Subsidiaries is a party to any joint venture, partnership or other agreement, contract or arrangement (whether written or oral) that could be treated as a partnership for federal Income Tax purposes, other than an entity that is wholly-owned, directly or indirectly, by Parent or any of its Subsidiaries.
(t)
Tax-Exempt Property. Neither Parent nor any of its Subsidiaries has “tax-exempt bond-financed property” or “tax-exempt use property,” within the meaning of Section 168(h) of the Code or any similar provision of applicable Law.
(u)
Employment Considerations. Neither Parent nor any of its Subsidiaries is a party to any contract, agreement or other arrangement that (i) results or could result in any amount that is not deductible under Sections 162, 280G, or 404 of the Code, or any similar provision of applicable Law or (ii) violates Section 409A of the Code or any similar provision of applicable Law.
(v)
Intended Tax Treatment. Neither Parent nor any of its Subsidiaries has taken or agreed to take any action, or is aware of the existence of any facts or circumstances, that could reasonably be expected to impede or prevent the Merger from qualifying for the Intended Tax Treatment.

Section 4.07 Intellectual Property.

(a)
Scheduled Parent-Owned and Parent-Licensed IP. Section 4.07(a) of the Parent Disclosure Letter contains a true and complete list, as of the date hereof, of all: (i) Parent-Owned IP that is the subject of any issuance, registration, certificate, application, or other filing by, to or with any Governmental Entity or authorized private registrar, including Patent registrations and pending applications for registration, Trademark registrations and pending applications for registration, Copyright registrations and pending applications for registration, social media accounts and usernames and internet domain names; (ii) material unregistered Parent-Owned IP; and (iii) Parent-Licensed IP.
(b)
Right to Use; Title. Parent or one of its Subsidiaries is the sole and exclusive legal and beneficial owner of all right, title, and interest in and to Parent-Owned IP, and has the valid and enforceable right to use all other Intellectual Property, including all Parent-Licensed IP, used or held for use in or necessary for the conduct of the business of Parent and its Subsidiaries as currently conducted and as proposed to be conducted (“Parent IP”), in each case free and clear of all liens other than Permitted Liens.
(c)
Validity and Enforceability. Parent and its Subsidiaries’ rights in Parent-Owned IP are valid, subsisting, and enforceable. Parent and each of its Subsidiaries have taken reasonable steps to maintain Parent IP and to protect and preserve the confidentiality of all trade secrets included in Parent IP.
(d)
Non-Infringement. The conduct of the businesses of Parent and all of its Subsidiaries, to the Knowledge of Parent, has not infringed, misappropriated, or otherwise violated, and is not infringing, misappropriating, or otherwise violating, any Intellectual Property of any other Person. To the Knowledge of Parent, no third party is infringing upon, violating, or misappropriating any Parent IP.

ANNEX A-39

(e)
IP Legal Actions and Orders. There are no Legal Actions pending or, to the Knowledge of Parent, threatened: (i) alleging any infringement, misappropriation, or violation of the Intellectual Property of any Person by Parent or any of its Subsidiaries; or (ii) challenging the validity, enforceability, or ownership of any Parent-Owned IP or Parent or any of its Subsidiaries’ rights with respect to any Parent IP. Parent and its Subsidiaries are not subject to any outstanding Order that restricts or impairs the use of any Parent-Owned IP.
(f)
Information Systems. The software and other information technology that is owned or controlled by Parent and its Subsidiaries: (i) are in satisfactory working order, are substantially free from reproducible programming errors and from defects in workmanship and materials (other than customary bugs), and are scalable to meet current and reasonably anticipated capacity; (ii) have reasonably appropriate security, backups, disaster recovery arrangements, and hardware and software support and maintenance to minimize the risk of material error, breakdown, failure, or security breach occurring; (iii) are configured and maintained in accordance with accepted business practices to minimize the effects of viruses and malware; (iv) do not contain, to the Knowledge of Parent, any malicious code, protective feature designed to prevent its use, including, without limitation, any computer virus, worm, software lock, drop dead device, Trojan horse routine, trap door, bomb or any other code or instruction created or inserted by or on behalf of Parent and its Subsidiaries that may be used to access, modify, delete, damage or disable it; and (v) have not suffered any error, breakdown, failure, or security breach that has caused damage or significant disruption to the operation of the business of Parent and its Subsidiaries.

Section 4.08 Compliance; Permits.

(a)
Compliance. Parent and each of its Subsidiaries is and has been, in all material respects, in compliance with, all Laws or Orders applicable to Parent or any of its Subsidiaries or by which Parent or any of its Subsidiaries or any of their respective businesses or properties is bound. Since January 1, 2020, no Governmental Entity has issued any notice or notification stating that Parent or any of its Subsidiaries is not in compliance with any Law. Neither Parent nor any of its Subsidiaries has received written notice (or to the Knowledge of Parent, any other notice) from any Person asserting that it has failed to comply with such Person’s rules, protocols, policies and procedures relating to privacy and data use and protection. Except as described in Parent SEC Documents or as otherwise set forth in Section 4.08 of the Parent Disclosure Letter, no investigation by any state or federal regulatory agency has been commenced to the Knowledge of Parent. No action has been asserted or, to the Knowledge of Parent, threatened against Parent or its Subsidiaries alleging a violation of any Person’s privacy or personal information or data rights.
(b)
Permits. Parent and its Subsidiaries hold, to the extent necessary to operate their respective businesses as such businesses are being operated as of the date hereof, all Permits. No suspension, cancellation, non-renewal, or adverse modifications of any Permits of Parent or any of its Subsidiaries is pending or, to the Knowledge of Parent, threatened. Parent and each of its Subsidiaries is and has been in compliance with the terms of all Permits.

Section 4.09 Litigation. There is no Legal Action pending, or to the Knowledge of Parent, threatened against Parent or any of its Subsidiaries or any of their respective properties or assets or, to the Knowledge of Parent, any officer or director of Parent or any of its Subsidiaries in their capacities as such other than any such Legal Action that: (a) does not involve an amount in controversy in excess of $100,000; and (b) does not seek material injunctive or other material non-monetary relief. None of Parent or any of its Subsidiaries or any of their respective properties or assets is subject to any Order of a Governmental Entity or arbitrator, whether temporary, preliminary, or permanent. To the Knowledge of Parent, other than as listed in Section 4.04(a) and Section 4.09 of the Parent Disclosure Letter, there are no SEC inquiries or investigations, other governmental inquiries or investigations, or internal investigations pending or, to the Knowledge of Parent, threatened, in each case regarding any accounting practices of Parent or any of its Subsidiaries or any malfeasance by any officer or director of Parent.

Section 4.10 Brokers’ and Finders’ Fees. Neither Parent nor any of its Subsidiaries has incurred, nor will it incur, directly or indirectly, any liability for investment banker, brokerage, or finders’ fees or agents’ commissions, or any similar charges in connection with this Agreement or any transaction contemplated by this Agreement.

ANNEX A-40

Section 4.11 Related Person Transactions. There are, and since January 1, 2020, there have been, no Contracts, transactions, arrangements, or understandings between Parent or any of its Subsidiaries, on the one hand, and any Affiliate thereof or any holder of 5% or more of the shares of Parent Common Stock, but not including any wholly-owned Subsidiary of Parent, on the other hand, that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC in Parent’s Form 10-K or proxy statement pertaining to an annual meeting of shareholders.

Section 4.12 Employee Matters.

(a)
Schedule. Section 4.12(a) of the Parent Disclosure Letter contains a true and complete list, as of the date hereof, of each plan, program, policy, agreement, collective bargaining agreement, or other arrangement providing for compensation, severance, deferred compensation, performance awards, stock or stock-based awards, fringe, retirement, death, disability, or medical benefits or other employee benefits or remuneration of any kind, including each employment, termination, severance, retention, change in control, or consulting or independent contractor plan, program, arrangement, or agreement, in each case whether written or unwritten or otherwise, funded or unfunded, including each “employee benefit plan,” within the meaning of Section 3(3) of ERISA, whether or not subject to ERISA, which is or has been sponsored, maintained, contributed to, or required to be contributed to, by Parent or any of its Subsidiaries for the benefit of any current or former employee, independent contractor, consultant, or director of Parent or any of its Subsidiaries (each, a “Parent Employee”), or with respect to which Parent or any Parent ERISA Affiliate has or may have any Liability (collectively, the “Parent Employee Plans”).
(b)
Documents. Parent has made available to the Company correct and complete copies (or, if a plan is not written, a written description) of all Parent Employee Plans and amendments thereto, and, to the extent applicable: (i) all related trust agreements, funding arrangements, and insurance contracts now in effect; (ii) the most recent determination letter received regarding the tax-qualified status of each Parent Employee Plan; (iii) the most recent financial statements for each Parent Employee Plan; (iv) the Form 5500 Annual Returns/Reports and Schedules for the most recent three plan years for each Parent Employee Plan; (v) the current summary plan description regarding each Parent Employee Plan; (vi) all actuarial valuation reports for the past three plan years related to any Parent Employee Plans; and (vii) copies of material notices, letters or other correspondence from the IRS, Department of Labor or Pension Benefit Guaranty Corporation relating to any Parent Employee Plan.
(c)
Employee Plan Compliance. (i) Each Parent Employee Plan has been established, administered, and maintained in all material respects in accordance with its terms and in material compliance with applicable Laws, including but not limited to ERISA and the Code; (ii) all Parent Employee Plans that are intended to be qualified under Section 401(a) of the Code are so qualified and have received timely determination letters from the IRS and no such determination letter has been revoked nor has any such revocation been threatened, or with respect to a preapproved plan, can rely on an opinion letter from the IRS to the prototype plan sponsor, to the effect that such qualified retirement plan and the related trust are exempt from federal Income Taxes under Sections 401(a) and 501(a), respectively, of the Code, and no circumstance exists that is likely to result in the loss of such qualified status under Section 401(a) of the Code; (iii) Parent and its Subsidiaries, where applicable, have timely made all contributions, benefits, premiums, and other payments required by and due under the terms of each Parent Employee Plan and applicable Law and accounting principles, and all benefits accrued under any unfunded Parent Employee Plan have been paid, accrued, or otherwise adequately reserved to the extent required by, and in accordance with GAAP; (iv) except to the extent limited by applicable Law, each Parent Employee Plan can be amended, terminated, or otherwise discontinued after the Effective Time in accordance with its terms, without material liability to Parent, the Company, or any of their respective Subsidiaries (other than ordinary administration expenses and in respect of accrued benefits thereunder); (v) there are no investigations, audits, inquiries, or Legal Actions pending or threatened by the IRS, U.S. Department of Labor, Health and Human Services, Equal Employment Opportunity Commission, or any similar Governmental Entity with respect to any Parent Employee Plan; (vi) there are no material Legal Actions pending, or threatened, to the Knowledge of Parent, with respect to any Parent Employee Plan (in each case, other than routine claims for benefits) and there are no facts that would give rise to or could

ANNEX A-41

reasonably be expected to give rise to any such Legal Action; and (vii) neither Parent nor any of its Parent ERISA Affiliates has engaged in an act, omission or transaction that could subject Parent or any Parent ERISA Affiliate to a tax or penalty imposed by either Section 4975 of the Code or Section 502(i) of ERISA.
(d)
Plan Liabilities. Neither Parent nor any Parent ERISA Affiliate has: (i) incurred or reasonably expects to incur, either directly or indirectly, any liability under Title I or Title IV of ERISA, or related provisions of the Code or foreign Law relating to any Parent Employee Plan and nothing has occurred that could reasonably be expected to constitute grounds under Title IV of ERISA to terminate, or appoint a trustee to administer, any Parent Employee Plan; (ii) except for payments of premiums to the PBGC which have been timely paid in full, not incurred any liability to the PBGC in connection with any Parent Employee Plan covering any active, retired, or former employees or directors of Parent or any Parent ERISA Affiliate, including, without limitation, any liability under Sections 4069 or 4212(c) of ERISA or any penalty imposed under Section 4071 of ERISA, or ceased operations at any facility, or withdrawn from any such Parent Employee Plan in a manner that could subject it to liability under Sections 4062, 4063 or 4064 of ERISA; or (iii) failed to comply with Section 601 et. seq. of ERISA and Section 4980B of the Code.. No complete or partial termination of any Parent Employee Plan has occurred or is expected to occur.
(e)
Certain Parent Employee Plans. With respect to each Parent Employee Plan:
i.
no such plan is a Multiemployer Plan or a “multiple employer plan” within the meaning of Section 413(c) of the Code and neither the Parent nor any of the Parent ERISA Affiliates has now or at any time within the previous six years contributed to, sponsored, maintained, or had any liability or obligation in respect of any such Multiemployer Plan or multiple employer plan;
ii.
no Legal Action has been initiated by the PBGC to terminate any such Parent Employee Plan or to appoint a trustee for any such Parent Employee Plan;
iii.
no Parent Employee Plan is subject to the minimum funding standards of Section 302 of ERISA or Sections 412, 418(b), or 430 of the Code, and none of the assets of Parent or any Parent ERISA Affiliate is, or may reasonably be expected to become, the subject of any lien arising under Section 303 of ERISA or Sections 430 or 436 of the Code; and
iv.
no “reportable event,” as defined in Section 4043 of ERISA, has occurred, or is reasonably expected to occur, with respect to any such Parent Employee Plan.
(f)
No Post-Employment Obligations. Except as set forth in Section 4.12(f) of the Parent Disclosure Letter, no Parent Employee Plan provides post-termination or retiree health benefits to any person for any reason, except as may be required by COBRA or other applicable Law, and neither Parent nor any Parent ERISA Affiliate has any Liability to provide post-termination or retiree health benefits to any person or ever represented, promised, or contracted to any Parent Employee (either individually or to Parent Employees as a group) or any other person that such Parent Employee(s) or other person would be provided with post-termination or retiree health benefits, except to the extent required by COBRA or other applicable Law.
(g)
Potential Governmental or Lawsuit Liability. Other than routine claims for benefits: (i) there are no pending or, to the Knowledge of Parent, threatened claims by or on behalf of any participant in any Parent Employee Plan, or otherwise involving any Parent Employee Plan or the assets of any Parent Employee Plan; and (ii) no Parent Employee Plan is presently or has within the three years prior to the date hereof, been the subject of an examination or audit by a Governmental Entity or is the subject of an application or filing under, or is a participant in, an amnesty, voluntary compliance, self-correction, or similar program sponsored by any Governmental Entity.
(h)
Section 409A Compliance. Each Parent Employee Plan that is subject to Section 409A of the Code has been operated in compliance with such section and all applicable regulatory guidance (including, without limitation, proposed regulations, notices, rulings, and final regulations). The Company has not (i) granted to any person an interest in any deferred compensation plan that is, or upon the lapse of a substantial risk of forfeiture with respect to such interest will be, subject to the Tax imposed by Section 409A(a)(1) or (b) of the Code, or (ii) materially modified any deferred compensation plan in a manner

ANNEX A-42

that could cause an interest previously granted under such plan to become subject to the Tax imposed by Section 409A(a)(1) or (b) of the Code. Neither the Company nor any of its Affiliates has any indemnity or gross-up obligation on or after the Closing for any Taxes imposed under Section 4999 or Section 409A of the Code (or any corresponding provisions of state or local law).
(i)
Health Plan Compliance. Each of Parent and its Subsidiaries complies in all material respects with the applicable requirements of COBRA or any similar state statute with respect to each Parent Employee Plan that is a group health plan within the meaning of Section 5000(b)(1) of the Code or such state statute. Each Company Employee Plan has complied with the provisions of the Health Insurance Portability and Accountability Act of 1996 the Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010, as amended, and any guidance issued thereunder. The Company has not incurred (whether or not assessed), or is reasonably expected to incur or to be subject to, any Tax, penalty or other liability with respect to the reporting requirements under Sections 6055 and 6056 of the Code, as applicable, or under Section 4980B, 4980D or 4980H of the Code.
(j)
Effect of Transaction. Except as set forth in Section 4.12(j) of the Parent Disclosure Letter, neither the execution or delivery of this Agreement, the consummation of the Merger, nor any of the other transactions contemplated by this Agreement will (either alone or in combination with any other event): (i) entitle any current or former director, employee, contractor, or consultant of Parent to severance pay or any other payment; (ii) accelerate the timing of payment, funding, or vesting, or increase the amount of compensation due to any such individual; (iii) limit or restrict the right of Parent to merge, amend, or terminate any Parent Employee Plan; or (iv) increase the amount payable or result in any other material obligation pursuant to any Parent Employee Plan. Except as set forth in Section 4.12(j) of the Parent Disclosure Letter, the Parent Board has not authorized any payment to be made on completion of or in connection with the execution or delivery of this Agreement, the consummation of the Merger, or other transactions contemplated by this Agreement, and no such payments will be due or obligation incurred.
(k)
Employment Law Matters. Parent and each of its Subsidiaries is in compliance with all applicable Laws and agreements regarding hiring, employment, collective bargaining, termination of employment, plant closing and mass layoff, employment discrimination, harassment, retaliation, and reasonable accommodation, leaves of absence, terms and conditions of employment, wages and hours of work, employee classification, employee health and safety, leasing and supply of temporary and contingent staff, engagement of independent contractors, including proper classification of same, payroll taxes, and immigration with respect to Parent Employees and contingent workers.
(l)
Labor. Neither Parent nor any of its Subsidiaries is party to, or subject to, any collective bargaining agreement or other agreement with any labor organization, work council, or trade union with respect to any of its or their operations. No material work stoppage, slowdown, or labor strike against Parent or any of its Subsidiaries with respect to employees who are employed within the United States is pending, threatened, or has occurred in the last two years, and, to the Knowledge of Parent, no material work stoppage, slowdown, or labor strike against Parent or any of its Subsidiaries with respect to employees who are employed outside the United States is pending, threatened, or has occurred in the last two years. None of Parent Employees is represented by a labor organization, work council, or trade union and, to the Knowledge of Parent, there is no organizing activity, Legal Action, election petition, union card signing or other union activity, or union corporate campaigns of or by any labor organization, trade union, or work council directed at Parent or any of its Subsidiaries, or any Parent Employees. There are no Legal Actions, government investigations, or labor grievances pending, or, to the Knowledge of Parent, threatened relating to any employment related matter involving any Parent Employee or applicant, including, but not limited to, charges of unlawful discrimination, retaliation or harassment, failure to provide reasonable accommodation, denial of a leave of absence, failure to provide compensation or benefits, unfair labor practices, or other alleged violations of Law.

Section 4.13 Real Property and Personal Property Matters.

(a)
Owned Real Estate. Parent does not as of the date hereof hold fee simple title to any real property. Neither Parent nor any Subsidiary is a party to any agreement or option to purchase any real property or interest therein.

ANNEX A-43

(b)
Leased Real Estate. Section 4.13(b) of the Parent Disclosure Letter contains a true and complete list of any and all Leases (including all amendments, extensions, renewals, guaranties, and other agreements with respect thereto) as of the date hereof for each such Parent-Leased Real Estate (including the date and name of the parties to such Lease). Parent has delivered to the Company a true and complete copy of each such Lease. With respect to each of the Leases: (i) such Lease is legal, valid, binding, enforceable, and in full force and effect; (ii) neither Parent nor any of its Subsidiaries nor, to the Knowledge of Parent, any other party to the Lease, is in breach or default under such Lease, and no event has occurred or circumstance exists which, with or without notice, lapse of time, or both, would constitute a breach or default under such Lease; (iii) Parent’s or its Subsidiary’s possession and quiet enjoyment of the Parent-Leased Real Estate under such Lease has not been disturbed, and to the Knowledge of Parent, there are no disputes with respect to such Lease; and (iv) there are no Liens on the estate created by such Lease other than Permitted Liens. Neither Parent nor any of its Subsidiaries has assigned, pledged, mortgaged, hypothecated, or otherwise transferred any Lease or any interest therein nor has Parent or any of its Subsidiaries subleased, licensed, or otherwise granted any Person (other than another wholly-owned Subsidiary of Parent) a right to use or occupy such Parent-Leased Real Estate or any portion thereof.
(c)
Real Estate Used in the Business. The Parent-Leased Real Estate identified in Section 4.13(b) of the Parent Disclosure Letter comprise all of the real property used or intended to be used in, or otherwise related to, the business of Parent or any of its Subsidiaries.
(d)
Personal Property. Parent and each of its Subsidiaries are in possession of and have good and marketable title to, or valid leasehold interests in or valid rights under contract to use, the machinery, equipment, furniture, fixtures, and other tangible personal property and assets owned, leased, or used by Parent or any of its Subsidiaries, free and clear of all Liens other than Permitted Liens.

Section 4.14 Environmental Matters.

(a)
Parent and its Subsidiaries are, and have been, in compliance with all Environmental Laws, which compliance includes the possession, maintenance of, compliance with, or application for, all Permits required under applicable Environmental Laws for the operation of the business of Parent and its Subsidiaries as currently conducted.
(b)
Neither Parent nor any of its Subsidiaries has disposed of, released, or discharged any Hazardous Substances on, at, under, in, or from any real property currently or, to the Knowledge of Parent, formerly owned, leased, or operated by it or any of its Subsidiaries or at any other location that is: (i) currently subject to any investigation, remediation, or monitoring; or (ii) reasonably likely to result in liability to Parent or any of its Subsidiaries, in either case of (i) or (ii) under any applicable Environmental Laws.
(c)
Neither Parent nor any of its Subsidiaries has: (i) produced, processed, manufactured, generated, transported, treated, handled, used, or stored any Hazardous Substances, except in compliance with Environmental Laws, at any Real Estate; or (ii) exposed any employee or any third party to any Hazardous Substances under circumstances reasonably expected to give rise to any material Liability or obligation under any Environmental Law.
(d)
Neither Parent nor any of its Subsidiaries has received written notice of and there is no Legal Action pending, or to the Knowledge of Parent, threatened against Parent or any of its Subsidiaries, alleging any Liability or responsibility under or non-compliance with any Environmental Law or seeking to impose any financial responsibility for any investigation, cleanup, removal, containment, or any other remediation or compliance under any Environmental Law. Neither Parent nor any of its Subsidiaries is subject to any Order, settlement agreement, or other written agreement by or with any Governmental Entity or third party imposing any material Liability or obligation with respect to any of the foregoing.
(e)
Neither Parent nor any of its Subsidiaries has expressly assumed or retained any Liabilities under any applicable Environmental Laws of any other Person, including in any acquisition or divestiture of any property or business.

Section 4.15 Material Contracts.

ANNEX A-44

(a)
Material Contracts. For purposes of this Agreement, “Parent Material Contract” shall mean the following to which Parent or any of its Subsidiaries is a party or any of the respective assets are bound (excluding any Leases):
i.
any “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K), whether or not filed by Parent with the SEC;
ii.
any Contract (in each case with respect to which Parent or any of its Subsidiaries has continuing obligations as of the date hereof) with any current or former (A) officer of Parent or any of its Subsidiaries, (B) member of the Parent Board, or (C) Parent Employee providing for an annual base salary or payment in excess of $300,000;
iii.
any Contract providing for indemnification or any guaranty by Parent or any Subsidiary thereof, in each case that is material to Parent and its Subsidiaries, taken as a whole, other than (A) any guaranty by Parent or a Subsidiary thereof of any of the obligations of (1) Parent or another wholly-owned Subsidiary thereof or (2) any Subsidiary (other than a wholly-owned Subsidiary) of Parent that was entered into in the ordinary course of business pursuant to or in connection with a customer Contract, or (B) any Contract providing for indemnification of customers or other Persons pursuant to Contracts entered into in the ordinary course of business;
iv.
any Contract that purports to limit in any material respect the right of Parent or any of its Subsidiaries (or, at any time after the consummation of the Merger, the Surviving Company or any of its Subsidiaries) to (A) engage in any line of business, (B) compete with any Person or solicit any client or customer, or (C) operate in any geographical location;
v.
other than this Agreement and any agreement ancillary thereto, any Contract under which the Parent or any of its Subsidiaries have ongoing obligations relating to the disposition or acquisition, directly or indirectly (by merger, sale of stock, sale of assets, or otherwise), by (A) Parent or any of its Subsidiaries of assets or capital stock or other equity interests of any Person and (B) any Person of assets or membership interests or other equity interests of the Parent or any of its Subsidiaries, in each case of (A) and (B) outside of the ordinary course of business and with a fair market value in excess of $300,000;
vi.
any Contract that grants any right of first refusal, right of first offer, or similar right with respect to any material assets, rights, or properties of Parent or any of its Subsidiaries;
vii.
any Contract that contains any provision that requires the purchase of all or a material portion of Parent’s or any of its Subsidiaries’ requirements for a given product or service from a given third party, which product or service is material to Parent and its Subsidiaries, taken as a whole;
viii.
any Contract that obligates Parent or any of its Subsidiaries to conduct business on an exclusive or preferential basis or that contains a “most favored nation” or similar covenant with any third party or upon consummation of the Merger will obligate Parent, the Surviving Company, or any of their respective Subsidiaries to conduct business on an exclusive or preferential basis or that contains a “most favored nation” or similar covenant with any third party;
ix.
any partnership, joint venture, limited liability company agreement, or similar Contract relating to the formation, creation, operation, management, or control of any material joint venture, partnership, or limited liability company, other than any such Contract solely between Parent and its wholly-owned Subsidiaries or among Parent’s wholly-owned Subsidiaries;
x.
any mortgages, indentures, loans, or credit agreements, security agreements, or other Contracts, in each case relating to indebtedness for borrowed money currently outstanding or available for draw after the date of this Agreement, whether as borrower, guarantor or lender, in each case in excess of $300,000, other than (A) accounts receivables and payables, and (B) loans to Affiliates of Parent;
xi.
any employee collective bargaining agreement or other Contract with any labor union;
xii.
any Parent IP Agreement;

ANNEX A-45

xiii.
any license or similar Contract with respect to any Parent or Subsidiary, under which the Parent or such Subsidiary is obligated to make payment or incur costs in excess of $300,000 in any year;
xiv.
any material Contract with any Governmental Entity;
xv.
other than the Charter Documents of the Parent, any Contract pursuant to which a third party would reasonably be expected to have a valid right to prevent, materially impair, or materially delay the consummation of the Merger;
xvi.
any fee or engagement letter or other similar Contract as it relates to the provision of services by a financial advisor that would result in any payments being due to a financial advisor in connection with this Agreement and the transactions contemplated by this Agreement or as to which there are any ongoing material obligations;
xvii.
any other Contract under which Parent or any of its Subsidiaries is obligated to make payment or incur costs in excess of $300,000 in any year and which is not otherwise described in clauses (i)–(xvi) above;
xviii.
any Contract which is not otherwise described in clauses (i)-(xvii) above that is material to Parent and its Subsidiaries, taken as a whole.
(b)
Schedule of Material Contracts; Documents. Section 4.15(b) of the Parent Disclosure Letter sets forth a true and complete list as of the date hereof of all Parent Material Contracts. Parent has made available to the Company correct and complete copies of all Parent Material Contracts, including any amendments thereto. Except as set forth in Section 4.15(b) of the Parent Disclosure Letter, none of the Parent, its Subsidiaries or the Surviving Company will have any responsibilities, obligations or liabilities, contractual or otherwise, arising under any change of control provision of any Contract as a result of any of the transactions contemplated hereunder.
(c)
No Breach. (i) All the Parent Material Contracts are valid, legal, and binding on Parent or its applicable Subsidiary, enforceable against it in accordance with its terms, and is in full force and effect; (ii) neither Parent nor any of its Subsidiaries nor, to the Knowledge of Parent, any third party has violated any material provision of, or failed to perform any obligation required under the provisions of, any Parent Material Contract; (iii) neither Parent nor any of its Subsidiaries nor, to the Knowledge of Parent, any third party is in breach, or has received written notice of breach, of any Parent Material Contract; and (iv) neither Parent nor any of its Subsidiaries has received written notice of termination, cancellation, material reduction of services or non-renewal that is currently in effect with respect to any Material Contract other than in the ordinary course of business and, to the Knowledge of Parent, no other party to a Material Contract plans to terminate, cancel or not renew, or materially reduce the services provided to it under, any such Material Contract.

Section 4.16 Insurance. Section 4.16 of the Parent Disclosure Letter sets forth (a) a list of each insurance policy and fidelity bond which covers Parent, its Subsidiaries, their respective properties and assets (including in respect of Real Estate) or any director, officer or employee of Parent or its Subsidiaries (the “Parent Policies”) and (b) a list of all pending claims and the claims history for Parent and its Subsidiaries since January 1, 2020. Except as set forth in Section 4.16 of the Parent Disclosure Letter, there are no pending claims under any of the Parent Policies as to which coverage has been questioned, denied or disputed by the insurer or in respect of which the insurer has reserved its rights. All premiums due under the Parent Policies have been paid in full or, with respect to premiums not yet due, accrued. Parent does not have any Liability to any Person with respect to the Parent Policies or insurance policies issued in its favor at any time previously. All of the Parent Policies are in full force and effect and provide insurance in such amounts and against such risks as Parent reasonably has determined to be prudent, taking into account the industries in which Parent and its Subsidiaries operate, and as is sufficient to comply with applicable Law. Neither Parent nor any of its Subsidiaries is in breach or default, and neither Parent nor any of its Subsidiaries has taken any action or failed to take any action which, with notice or the lapse of time, would constitute such a breach or default, or permit termination or modification of, any of the Parent Policies. To the Knowledge of Parent: (i) no insurer of the Parent Policies has been declared insolvent or placed in receivership, conservatorship, or liquidation; and (ii) no notice of cancellation or termination, other than pursuant to the expiration of a term in accordance with the terms thereof, has been received with respect to any of the Parent Policies, nor has the Parent received any notice that an insurer intends to materially reduce the level of coverage under any Parent

ANNEX A-46

Policy. To Parent’s Knowledge, the consummation of the transactions contemplated by this Agreement is not reasonably likely to adversely affect the relationship of Parent with any of its insurers.

Section 4.17 Proxy Statement. None of the information included or incorporated by reference in the Proxy Statement to be filed with the SEC in connection with the Merger, will, at the date the Proxy Statement is first mailed to Parent’s shareholders or at the time of the Parent Shareholders Meeting or at the time of any amendment or supplement thereof, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, no representation or warranty is made by Parent with respect to statements made or incorporated by reference therein based on information supplied by the Company for inclusion or incorporation by reference in the Proxy Statement. The Proxy Statement will comply as to form in all material respects with the requirements of the Exchange Act.

Section 4.18 Anti-Corruption Matters. Since January 1, 2020, none of Parent, any of its Subsidiaries or any director, officer or, to the Knowledge of Parent, employee or agent of Parent or any of its Subsidiaries has: (i) used any funds for unlawful contributions, gifts, entertainment, or other unlawful payments relating to an act by any Governmental Entity; (ii) made any unlawful payment to any foreign or domestic government official or employee or to any foreign or domestic political party or campaign or violated any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iii) made any other unlawful payment under any applicable Law relating to anti-corruption, bribery, or similar matters. Since January 1, 2020, neither Parent nor any of its Subsidiaries has disclosed to any Governmental Entity that it violated or may have violated any Law relating to anti-corruption, bribery, or similar matters. To the Knowledge of Parent, no Governmental Entity is investigating, examining, or reviewing Parent’s compliance with any applicable provisions of any Law relating to anti-corruption, bribery, or similar matters.

Section 4.19 Disclaimer of Warranties. Except as specifically set forth in this ARTICLE IV (as modified by the Parent Disclosure Letter), none of Parent, Merger Sub, or any of their respective Affiliates, officers, employees, directors, partners, equityholders, shareholders, managers, consultants, agents, counsel, or advisors makes or has made any representation or warranty of any kind or nature whatsoever, oral or written, express or implied, to the Company, or any of its Affiliates, officers, employees, directors, partners, equityholders, shareholders, members, managers, shareholders, consultants, agents, counsel, or advisors. Any representations and warranties of Parent and Merger Sub not specifically set forth in this ARTICLE IV (as modified by the Parent Disclosure Letter), whether express or implied (including any implied or express warranty of merchantability, fitness for a particular purpose, or non-infringement), are disclaimed by Parent and Merger Sub.

Section 4.20 No Reliance. The Company has relied solely on the representations and warranties set forth in this ARTICLE IV (as modified by the Parent Disclosure Letter).

ARTICLE V
Covenants

Section 5.01 Conduct of Business of the Company. The Company shall, and shall cause each of its Subsidiaries to, during the period from the date of this Agreement until the Effective Time, except as expressly contemplated by this Agreement or as required by applicable Law or with the prior written consent of Parent, conduct its business in the ordinary course of business consistent with past practice, and, to the extent consistent therewith, the Company shall, and shall cause each of its Subsidiaries to, use its reasonable best efforts to preserve substantially intact its and its Subsidiaries’ business organization, to keep available the services of its and its Subsidiaries’ current officers and employees. Without limiting the generality of the foregoing, between the date of this Agreement and the Effective Time, except as would not, in each case, exceed $3,000,000 in transaction value, as set forth in Section 5.01 of the Company Disclosure Letter or as otherwise expressly contemplated by this Agreement or as required by applicable Law, the Company shall not, nor shall it permit any of its Subsidiaries to, without the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned, or delayed):

(a)
amend or propose to amend its Organizational Documents other than in connection with or as may be required to effectuate the transactions contemplated by this Agreement;

ANNEX A-47

(b)
(i) split, combine, or reclassify any Company Securities or Company Subsidiary Securities, (ii) repurchase, redeem, or otherwise acquire, or offer to repurchase, redeem, or otherwise acquire, any Company Securities or Company Subsidiary Securities or (iii) declare, set aside, or pay any dividend or distribution (whether in cash, stock, property, or otherwise) in respect of, or enter into any Contract with respect to the voting of, any shares of its capital stock (other than dividends from its direct or indirect wholly-owned Subsidiaries); provided, however, nothing herein shall prohibit the Company from adjusting its capital structure so that its underlying beneficial owners will own shares directly as opposed to through a corporate intermediary;
(c)
issue, sell, pledge, dispose of, or encumber any Company Securities or Company Subsidiary Securities;
(d)
except as required by applicable Law or by any Company Employee Plan or Contract in effect as of the date hereof establish, adopt, enter into, amend, terminate, exercise any discretion under, or take any action to accelerate rights under any Company Employee Plans or any plan, agreement, program, policy, trust, fund, or other arrangement that would be a Company Employee Plan if it were in existence as of the date hereof;
(e)
acquire a majority interest, by merger, consolidation, acquisition of stock or assets, or otherwise, of any business or Person or division thereof, other than those made in the ordinary course of business consistent with past practice;
(f)
(i) transfer, license, sell, lease, or otherwise dispose of (whether by way of merger, consolidation, sale of stock or assets, or otherwise) or pledge, encumber, or otherwise subject to any Lien (other than a Permitted Lien), the capital stock or other equity interests in any Subsidiary of the Company; provided, that the foregoing shall not prohibit the Company and its Subsidiaries from transferring, selling, leasing, or disposing of obsolete equipment or assets being replaced, or granting non-exclusive licenses under the Company IP, in each case in the ordinary course of business consistent with past practice, or (ii) adopt or effect a plan of complete or partial liquidation, dissolution, restructuring, recapitalization, or other reorganization;
(g)
issue or sell any debt securities or options, warrants, calls, or other rights to acquire any debt securities of the Company or any of its Subsidiaries, guarantee any debt securities of another Person, enter into any “keep well” or other Contract to maintain any financial statement condition of any other Person (other than any wholly-owned Subsidiary of it) or enter into any arrangement having the economic effect of any of the foregoing, other than in the ordinary course consistent with past practice;
(h)
make any material change in any method of financial accounting principles or practices, in each case except for any such change required by a change in GAAP or applicable Law;
(i)
settle or compromise any material Tax claim, audit, or assessment for an amount materially in excess of the amount reserved or accrued on the Company Balance Sheet, (ii) other than as contemplated by the Pre-Closing Restructuring, make or change any material Tax election, change any annual Tax accounting period, or adopt or change any method of Tax accounting, (iii) amend any material Tax Returns or file claims for material Tax refunds, or (iv) enter into any material closing agreement, surrender in writing any right to claim a material Tax refund, offset or other reduction in Tax liability or consent to any extension or waiver of the limitation period applicable to any material Tax claim or assessment relating to the Company or its Subsidiaries;
(j)
take any action to exempt any Person from, or make any acquisition of securities of the Company by any Person not subject to, any state takeover statute or similar statute or regulation that applies to the Company with respect to a Takeover Proposal or otherwise, except for Parent or any of its Subsidiaries or Affiliates, or the transactions contemplated by this Agreement;
(k)
abandon, allow to lapse, sell, assign, transfer, grant any security interest in otherwise encumber or dispose of any Company IP, or grant any right or license to any Company IP other than pursuant to non-exclusive licenses entered into in the ordinary course of business consistent with past practice;
(l)
terminate or fail to exercise renewal rights with respect to, any material insurance policy;

ANNEX A-48

(m)
directly or indirectly, alone, jointly, or in concert with any other Person, without the express prior written consent of Parent, use the information contained in this Agreement or learned during the diligence of the transactions contemplated thereunder to:
i.
propose, offer, negotiate, or agree to: (A) purchase, transfer, or otherwise acquire any securities of Parent; (B) acquire a material portion of the assets or property of Parent; (C) other than pursuant to this Agreement, enter into any merger, arrangement, amalgamation, or other business combination involving Parent; or (D) participate in any recapitalization, restructuring, liquidation, dissolution, or other extraordinary transaction with respect to Parent or any of its Subsidiaries;
ii.
solicit, or participate with any other Person in the solicitation of, any proxies or consents in order to vote, advise, or influence any Person with respect to the voting of any securities of Parent;
iii.
otherwise attempt to control or to influence the management or board of directors of Parent;
iv.
make any public or private disclosure of any consideration, intention, plan, or arrangement inconsistent with any of the foregoing, except as required by law; or
v.
advise, assist, or encourage any other Person in connection with any of the foregoing; or
(n)
agree or commit to do any of the foregoing.

Section 5.02 Conduct of Business of Parent and Merger Sub. Parent and the Merger Sub shall, and shall cause each of its respective Subsidiaries to, during the period from the date of this Agreement until the Effective Time, except as expressly contemplated by this Agreement or as required by applicable Law or with the prior written consent of the Company, use its reasonable best efforts to preserve substantially intact its and its respective Subsidiaries’ business organization. Without limiting the generality of the foregoing, between the date of this Agreement and the Effective Time, except as would not, in each case, exceed $300,000 in transaction value, as set forth in Section 5.02 of the Parent Disclosure Letter or as otherwise expressly contemplated by this Agreement or as required by applicable Law, Parent and the Merger Sub shall not, nor shall either permit any of its respective Subsidiaries to, without the prior written consent of the Company (which consent shall not be unreasonably withheld, conditioned, or delayed):

(a)
amend or propose to amend its Charter Documents other than in connection with or as may be required to effectuate the transactions contemplated by this Agreement;
(b)
(i) split, combine, or reclassify any Parent Securities or Parent Subsidiary Securities, (ii) repurchase, redeem, or otherwise acquire, or offer to repurchase, redeem, or otherwise acquire, any Parent Securities or Parent Subsidiary Securities, or (iii) declare, set aside, or pay any dividend or distribution (whether in cash, stock, property, or otherwise) in respect of, or enter into any Contract with respect to the voting of, any shares of its capital stock (other than dividends from its direct or indirect wholly-owned Subsidiaries);
(c)
issue, sell, pledge, dispose of, or encumber any Parent Securities or Parent Subsidiary Securities;
(d)
except as required by applicable Law or by any Parent Employee Plan or Contract in effect as of the date hereof or as set forth in Section 5.02(d) of the Parent Disclosure Letter, establish, adopt, enter into, amend, terminate, exercise any discretion under, or take any action to accelerate rights under any Parent Employee Plans or any plan, agreement, program, policy, trust, fund, or other arrangement that would be a Parent Employee Plan if it were in existence as of the date hereof;
(e)
acquire, by merger, consolidation, acquisition of stock or assets, or otherwise, any business or Person or division thereof, other than those made in the ordinary course of business consistent with past practice;
(f)
(i) transfer, license, sell, lease, or otherwise dispose of (whether by way of merger, consolidation, sale of stock or assets, or otherwise) or pledge, encumber, or otherwise subject to any Lien (other than a Permitted Lien), the capital stock or other equity interests in any Subsidiary of Parent; provided, that the foregoing shall not prohibit Parent and its Subsidiaries from transferring, selling, leasing, or disposing of obsolete equipment or assets being replaced, or granting non-exclusive licenses under the Parent IP, in each case in the ordinary course of business consistent with past practice, or (ii) adopt or effect a plan of complete or partial liquidation or dissolution, restructuring, recapitalization, or other reorganization;

ANNEX A-49

(g)
issue or sell any debt securities or options, warrants, calls, or other rights to acquire any debt securities of Parent or any of its Subsidiaries, guarantee any debt securities of another Person, enter into any “keep well” or other Contract to maintain any financial statement condition of any other Person (other than any wholly-owned Subsidiary of it) or enter into any arrangement having the economic effect of any of the foregoing, other than in the ordinary course consistent with past practice;
(h)
make any material change in any method of financial accounting principles or practices, in each case except for any such change required by a change in GAAP or applicable Law;
(i)
(i) settle or compromise any material Tax claim, audit, or assessment for an amount materially in excess of the amount reserved or accrued on the Parent Balance Sheet (or most recent consolidated balance sheet included in the Parent SEC Documents), (ii) make or change any material Tax election, change any annual Tax accounting period, or adopt or change any method of Tax accounting, (iii) amend any material Tax Returns or file claims for material Tax refunds, or (iv) enter into any material closing agreement, surrender in writing any right to claim a material Tax refund, offset or other reduction in Tax liability or consent to any extension or waiver of the limitation period applicable to any material Tax claim or assessment relating to Parent or its Subsidiaries;
(j)
except in connection with actions permitted by Section 5.05 hereof, take any action to exempt any Person from, or make any acquisition of securities of Parent by any Person not subject to, any state takeover statute or similar statute or regulation that applies to Parent with respect to a Takeover Proposal or otherwise, except for the Company or any of its Subsidiaries or Affiliates, or the transactions contemplated by this Agreement;
(k)
abandon, allow to lapse, sell, assign, transfer, grant any security interest in otherwise encumber or dispose of any Parent IP, or grant any right or license to any Parent IP other than pursuant to non-exclusive licenses entered into in the ordinary course of business consistent with past practice;
(l)
terminate or fail to exercise renewal rights with respect to, any material insurance policy; or
(m)
agree or commit to do any of the foregoing.
(n)
Prior to the Effective Time, Parent shall exercise, consistent with the terms and conditions of this Agreement, control and supervision over its and its Subsidiaries’ respective operations.

Section 5.03 Other Actions. From the date of this Agreement until the earlier to occur of the Effective Time or the termination of this Agreement in accordance with the terms set forth in ARTICLE VII, the Company, Parent and the Merger Sub shall not, and shall not permit any of their respective Subsidiaries to, take, or agree or commit to take, any action (except as otherwise expressly permitted by Section 5.05 of this Agreement) that would reasonably be expected to, individually or in the aggregate, prevent, materially delay, or materially impede the consummation of the Merger or the other transactions contemplated by this Agreement.

Section 5.04 Access to Information; Confidentiality.

(a)
From the date of this Agreement until the earlier to occur of the Effective Time or the termination of this Agreement in accordance with the terms set forth in ARTICLE VII, each party shall, and shall cause its Subsidiaries to, afford to the other party and its Representatives reasonable access, at reasonable times and in a manner as shall not unreasonably interfere with the business or operations of such first party or any Subsidiary thereof, to the officers, employees, accountants, agents, properties, offices, and other facilities and to all books, records, contracts, and other assets of such first party and its Subsidiaries, and each party shall, and shall cause its Subsidiaries to, furnish promptly to the other party such other information concerning the business and properties of such first party and its Subsidiaries as such other party may reasonably request from time to time. The parties and their Subsidiaries shall not be required to provide access to or disclose information where such access or disclosure would jeopardize the protection of attorney-client privilege or contravene any Law (it being agreed that the parties shall use their reasonable best efforts to cause such information to be provided in a manner that would not result in such jeopardy or contravention). No investigation shall affect a party’s representations, warranties, covenants, or agreements contained herein, or limit or otherwise affect the remedies available to the other party pursuant to this Agreement.

ANNEX A-50

(b)
The Company and Parent shall comply with, and shall cause their respective Representatives to comply with, all of their respective obligations under the Mutual Confidentiality and Non-Disclosure Agreement dated December 14, 2022, between the Company and Parent (the “Confidentiality Agreement”), which shall survive the termination of this Agreement in accordance with the terms set forth therein.

Section 5.05 No Solicitation.

(a)
The Company shall not, and shall cause its Subsidiaries not to, and shall not authorize or permit its and its Subsidiaries’ directors, officers, employees, advisors, agents, and investment bankers (with respect to any Person, the foregoing Persons are referred to herein as such Person’s “Representatives”) to, directly or indirectly, solicit, initiate, or knowingly take any action to facilitate or encourage the submission of any Takeover Proposal or the making of any proposal that could reasonably be expected to lead to any Takeover Proposal, or: (i) conduct or engage in any discussions or negotiations with, disclose any non-public information relating to the Company or any of its Subsidiaries to, afford access to the business, properties, assets, books, or records of the Company or any of its Subsidiaries to, or knowingly assist, participate in, facilitate, or encourage any effort by, any third party that is seeking to make, or has made, any Takeover Proposal; (ii) amend or grant any waiver or release under any standstill or similar agreement with respect to any class of equity securities of the Company or any of its Subsidiaries; or (iii) enter into any agreement in principle, letter of intent, term sheet, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement, or other Contract relating to any Takeover Proposal. The Company shall, and shall cause its Subsidiaries to cease immediately and cause to be terminated, and shall not authorize or knowingly permit any of its or their Representatives to continue, any and all existing activities, discussions, or negotiations, if any, with any third party conducted prior to the date hereof with respect to any Takeover Proposal.
(b)
(b)
i.
Parent shall not, and shall cause its Subsidiaries not to, and shall not authorize or permit its and its Subsidiaries’ Representatives to, directly or indirectly, solicit, initiate, or knowingly take any action to facilitate or encourage the submission of any Takeover Proposal or the making of any proposal that could reasonably be expected to lead to any Takeover Proposal, or, subject to Section 5.05(b)(ii): (A) conduct or engage in any discussions or negotiations with, disclose any non-public information relating to the Parent or any of its Subsidiaries to, afford access to the business, properties, assets, books, or records of Parent or any of its Subsidiaries to, or knowingly assist, participate in, facilitate, or encourage any effort by, any third party that is seeking to make, or has made, any Takeover Proposal; (B) except where the Parent Board makes a good faith determination, after consultation with outside legal counsel, that the failure to do so would be inconsistent with its fiduciary duties, amend or grant any waiver or release under any standstill or similar agreement with respect to any class of equity securities of Parent or any of its Subsidiaries; or (C) enter into any agreement in principle, letter of intent, term sheet, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement, or other Contract relating to any Takeover Proposal (each, a “Parent Acquisition Agreement”). Except as expressly permitted by this Section 5.05, the Parent Board shall not effect a Parent Adverse Recommendation Change. Parent shall, and shall cause its Subsidiaries, to cease immediately and cause to be terminated, and shall not authorize or knowingly permit any of its or their Representatives to continue, any and all existing activities, discussions, or negotiations, if any, with any third party conducted prior to the date hereof with respect to any Takeover Proposal.
ii.
Notwithstanding Section 5.05(b)(i), prior to the receipt of the Requisite Parent Vote, the Parent Board, directly or indirectly through any Representative, may, subject to Section 5.05(b)(iii): (A) participate in negotiations or discussions with any third party that has made (and not withdrawn) a bona fide, unsolicited Takeover Proposal in writing that the Parent Board believes in good faith, after consultation with outside legal counsel, constitutes a Superior Proposal; (B) thereafter furnish to such third party non-public information relating to Parent or any of its Subsidiaries pursuant to an executed confidentiality agreement that constitutes an Acceptable Confidentiality Agreement (a copy of which confidentiality agreement shall promptly (in all events within 24 hours) be provided for informational purposes to the Company); (C) following receipt of and on account of a Superior Proposal, make a Parent Adverse Recommendation Change; and/or (D) take

ANNEX A-51

any action that any court of competent jurisdiction orders Parent to take (which order remains unstayed), but in each case referred to in the foregoing clauses (A) through (C), only if the Parent Board determines in good faith, after consultation with outside legal counsel, that the failure to take such action would cause the Parent Board to be in breach of its fiduciary duties under applicable Law. Nothing contained herein shall prevent the Parent Board from disclosing to Parent’s shareholders a position contemplated by Rule 14d-9 and Rule 14e-2(a) promulgated under the Exchange Act with regard to a Takeover Proposal, if Parent determines, after consultation with outside legal counsel, that failure to disclose such position would constitute a violation of applicable Law.
iii.
The Parent Board shall not take any of the actions referred to in clauses (A) through (D) of Section 5.05(b)(ii) unless Parent shall have delivered to the Company a prior written notice advising the Company that it intends to take such action. Parent shall notify the Company promptly (but in no event later than 24 hours) after it obtains Knowledge of the receipt by Parent (or any of its Representatives) of any Takeover Proposal, any inquiry that could reasonably be expected to lead to a Takeover Proposal, any request for non-public information relating to Parent or any of its Subsidiaries or for access to the business, properties, assets, books, or records of Parent or any of its Subsidiaries by any third party. In such notice, Parent shall identify the third party making, and details of the material terms and conditions of, any such Takeover Proposal, indication or request. Parent shall keep the Company reasonably informed, on a reasonably current basis, of the status and material terms of any such Takeover Proposal, indication or request, including any material amendments or proposed amendments as to price and other material terms thereof. Parent shall provide the Company with at least 48 hours prior notice of any meeting of the Parent Board (or such lesser notice as is provided to the members of the Parent Board) at which the Parent Board is reasonably expected to consider any Takeover Proposal. Parent shall promptly (but in no event later than 24 hours) provide the Company with a list of any non-public information concerning Parent’s and any of its Subsidiary’s business, present or future performance, financial condition, or results of operations, provided to any third party, and, to the extent such information has not been previously provided to the Company, copies of such information.
iv.
Except as expressly permitted by this Section 5.05, the Parent Board shall not effect a Parent Adverse Recommendation Change or enter into (or permit any Subsidiary to enter into) a Parent Acquisition Agreement. Notwithstanding the foregoing, at any time prior to the receipt of the Requisite Parent Vote, the Parent Board may effect a Parent Adverse Recommendation Change or enter into (or permit any Subsidiary to enter into) a Parent Acquisition Agreement, if: (A) Parent promptly notifies the Company, in writing, at least five Business Days (the “Superior Proposal Notice Period”) before making a Parent Adverse Recommendation Change or entering into (or causing a Subsidiary to enter into) a Parent Acquisition Agreement, of its intention to take such action with respect to a Superior Proposal, which notice shall state expressly that Parent has received a Takeover Proposal that the Parent Board intends to declare a Superior Proposal and that the Parent Board intends to effect a Parent Adverse Recommendation Change and/or Parent intends to enter into a Parent Acquisition Agreement; (B) Parent attaches to such notice the most current version of the proposed agreement (which version shall be updated on a prompt basis) and the identity of the third party making such Superior Proposal; (C) Parent shall, and shall cause its Representatives to, during the Superior Proposal Notice Period, negotiate with the Company in good faith to make such adjustments in the terms and conditions of this Agreement so that such Takeover Proposal ceases to constitute a Superior Proposal, if the Company, in its discretion, proposes to make such adjustments (it being agreed that in the event that, after commencement of the Superior Proposal Notice Period, there is any material revision to the terms of a Superior Proposal, including, any revision in price, the Superior Proposal Notice Period shall be extended, if applicable, to ensure that at least three Business Days remains in the Superior Proposal Notice Period subsequent to the time Parent notifies the Company of any such material revision (it being understood that there may be multiple extensions)); and (D) the Parent Board determines in good faith, after consulting with outside legal counsel, that such Takeover Proposal continues to constitute a Superior Proposal after taking into account any adjustments made by the Company during the Superior Proposal Notice Period in the terms and conditions of this Agreement.

ANNEX A-52

v.
Parent shall, and shall direct its Representatives to: (A) cease immediately all discussions and negotiations that commenced prior to the date of this Agreement regarding any proposal that would constitute (if made after the date of this Agreement), or would reasonably be expected to lead to, a Takeover Proposal, (B) within three (3) Business Days of the date of this Agreement, request the prompt return or destruction of all non-public information concerning Parent or its Subsidiaries theretofore furnished to any Person with whom a confidentiality agreement in contemplation of an acquisition transaction was entered into at any time within the three (3) month period immediately preceding the date hereof and (C) immediately terminate all access granted to any such Persons or their respective Representatives referenced in clauses (A) and (B) to any physical or electronic data room; provided, however, that the foregoing shall not in any way limit or modify any of Parent’s rights under the other provisions of this Section 5.05.

Section 5.06 Shareholders Meeting; Preparation of Proxy Materials.

(a)
Parent shall use commercially reasonable efforts to duly call, give notice of, convene, and hold the Parent Shareholders Meeting as soon as reasonably practicable after the date of this Agreement, and, in connection therewith, Parent shall mail the Proxy Statement to the holders of Parent Common Stock in advance of such meeting. Except to the extent that the Parent Board shall have effected a Parent Adverse Recommendation Change as permitted by Section 5.05 hereof, the Proxy Statement shall include the Parent Board Recommendation. Subject to Section 5.05 hereof, Parent shall use reasonable best efforts to: (i) solicit from the holders of Parent Common Stock proxies in favor of the increase in the number of authorized shares of Parent Common Stock, the change in the Parent’s name, the Conversion and the approval of certain compensatory arrangements involving the Parent’s executive officers; and (ii) take all other actions necessary or advisable to secure the vote or consent of the holders of Parent Common Stock required by applicable Law to obtain such approvals. Parent shall not submit any other proposals for approval at the Parent Shareholders Meeting without the prior written consent of the Company. Parent shall keep the Company updated with respect to proxy solicitation results as reasonably requested by the Company. Once the Parent Shareholders Meeting has been called and noticed, Parent shall not postpone or adjourn the Parent Shareholders Meeting without the consent of the Company (other than: (A) in order to obtain a quorum of its shareholders; or (B) to allow reasonable additional time after the filing and mailing of any supplemental or amended disclosures to the Proxy Statement for compliance with applicable legal requirements; or (C) to allow reasonable additional time for the additional solicitation of votes in order to obtain the Requisite Parent Vote).
(b)
In connection with the Parent Shareholders Meeting, as soon as reasonably practicable following the date of this Agreement, Parent shall prepare and file the Proxy Statement with the SEC. Parent and the Company will cooperate and consult with each other in the preparation of the Proxy Statement. Without limiting the generality of the foregoing, the Company will furnish to .Parent the information relating to it required by the Exchange Act and the rules and regulations promulgated thereunder to be set forth in the Proxy Statement. Parent shall not file the Proxy Statement, or any amendment or supplement thereto, without providing the Company a reasonable opportunity to review and comment thereon (which comments shall be reasonably adopted by Parent). Parent shall use its reasonable best efforts to cause the Proxy Statement at the date that it (and any amendment or supplement thereto) is first published, sent, or given to the shareholders of Parent and at the time of the Parent Shareholders Meeting, to comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder. Parent shall use its reasonable best efforts to resolve, and each party agrees to use its reasonable best efforts to consult and cooperate with the other party in resolving, all SEC comments with respect to the Proxy Statement as soon as practicable after receipt thereof and, upon clearance by the SEC, to cause the Proxy Statement in definitive form to be mailed to Parent shareholders as soon as reasonably practicable following filing in such definitive form with the SEC. Parent agrees to consult with the Company prior to responding to SEC comments with respect to the preliminary Proxy Statement. Parent and the Company agree to notify each other of any information provided by Parent or the Company, as applicable, for use in the Proxy Statement which shall have become false or misleading and, to the extent advised by its counsel that an amendment or supplement is needed, Parent shall as soon as reasonably practicable prepare and file with the SEC and/or mail to its shareholders an amendment or supplement setting forth such correction. Parent shall as soon as reasonably practicable: (i) notify the Company of the receipt of any comments from the SEC with

ANNEX A-53

respect to the Proxy Statement and any request by the SEC for any amendment to the Proxy Statement or for additional information; and (ii) provide the Company with copies of all written correspondence between Parent and its Representatives, on the one hand, and the SEC, on the other hand, with respect to the Proxy Statement.
(c)
If Parent, in consultation with its counsel, determines that the Proxy Statement requires inclusion of the Company’s or any of the Member Corporations’ audited consolidated financial statements (including, in each case, any notes and schedules thereto) as of and for the year ended December 31, 2023, and, if applicable, unaudited consolidated financial statements (including, in each case, any notes and schedules thereto) as of and for any periods ending in 2024 (collectively, the “Future Period Financial Statements”), then (i) the Company shall provide the Future Period Financial Statements to Parent as soon as reasonably practicable, (ii) the Future Period Financial Statements shall (x) be prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto), (y) fairly present in all material respects the consolidated financial position and the results of operations, changes in owners’ equity, and cash flows of the Company and its consolidated Subsidiaries, or of the Member Corporations, as applicable, as of the date of and for the periods referred to in such Future Period Financial Statements, and (z) be audited or reviewed, as applicable, by an independent public accounting firm registered with the PCAOB using PCAOB audit or review standards, as applicable, and (iii) all references in Section 3.04(a), 3.04(b) and 3.04(d) to Company Audited Financial Statements, Company Interim Financial Statements and Company Balance Sheet and all references in Section 6.02(e) to financial statements shall be deemed to include such Future Period Financial Statements.
(d)
If Parent, in consultation with its counsel, determines that the Proxy Statement requires the audit of any or all Member Corporations Financial Statements, then the Company shall cause such financial statements to be audited as soon as reasonably practicable by an independent public accounting firm registered with the PCAOB using PCAOB audit standards. If Parent, in consultation with its counsel, determines that the Proxy Statement requires the inclusion of pro forma financial statements with respect to the Member Corporations, then the Company shall cause such pro forma financial statements to be delivered as soon as reasonably practicable.

Section 5.07 Notices of Certain Events. Each party shall notify each other party promptly of: (a) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement; (b) any notice or other communication from any Governmental Entity in connection with the transactions contemplated by this Agreement; (c) any Legal Actions commenced, or to such party’s Knowledge, threatened, against Parent or any of its Subsidiaries or the Company or any of its Subsidiaries, as applicable, that are related to the Merger or the other transactions contemplated by this Agreement; and (d) any event, change, or effect between the date of this Agreement and the Effective Time which causes or is reasonably likely to cause the failure of the conditions set forth in Section 6.02(a), Section 6.02(b), or Section 6.02(c) of this Agreement (in the case of the Company and its Subsidiaries) or Section 6.03(a), Section 6.03(b), or Section 6.03(c) of this Agreement (in the case of Parent and its Subsidiaries), to be satisfied. In no event shall: (i) the delivery of any notice by a party pursuant to this Section 5.07 limit or otherwise affect the respective rights, obligations, representations, warranties, covenants, or agreements of the parties or the conditions to the obligations of the parties under this Agreement; (ii) disclosure by Parent be deemed to amend or supplement the Parent Disclosure Letter or constitute an exception to any representation or warranty, or (iii) disclosure by the Company be deemed to amend or supplement the Company Disclosure Letter or constitute an exception to any representation or warranty. This Section 5.07 shall not constitute a covenant or agreement for purposes of Section 6.02(b) or Section 6.03(b).

Section 5.08 Employees; Severance; Benefit Plans.

(a)
All employees of the Company and of Parent immediately prior to the Effective Time shall be, immediately after the Effective Time, employees of Parent (the “Employer of Record”).
(b)
After consulting with Parent, the Company will, in its sole and absolute discretion, establish benefit plans, reasonably acceptable to Parent, for all employees of the Employer of Record, with such benefit plans to be effective commencing immediately following the Closing Date. In furtherance of the foregoing, Parent will provide the Company expeditiously all employee data and other information

ANNEX A-54

reasonably requested by the Company, and will otherwise cooperate with the Company, to procure benefit coverage for all employees of the Employer of Record. To the extent requested by the Company, Parent agrees to cause all Company Employees to be eligible to participate in the Parent Employee Plans, including without limitation the Parent 2015 Equity and Incentive Plan, consistent with the eligibility criteria applied by Parent to other employees of Parent, and the Company Employees shall receive full credit for prior years of service with the Company and shall not be subject to any preexisting conditions, exclusions or limitations. The Company Employees shall receive parity with Parent Employees with respect to eligibility to participate in all Parent Employee Plans to the extent permitted under the Parent Employee Plans.
(c)
The Company shall (i) determine, prior to the date that is 30 days prior to the scheduled Closing Date, which of the Company Employee Plans maintained by the Company or its Subsidiaries shall be terminated in connection with the Merger, (ii) notify Parent of its determination in writing within one day of such determination, and (iii) terminate any such plans effective no later than the day immediately preceding the Closing Date; provided, that such Company Employee Plans can be terminated in accordance with their terms and applicable Law without any adverse consequences with respect to any Company ERISA Affiliate. No later than the day immediately preceding the Closing Date, the Company shall provide Parent with evidence that any such Company Employee Plans have been terminated.
(d)
This Section 5.08 shall be binding upon and inure solely to the benefit of each of the parties to this Agreement, and nothing in this Section 5.08, express or implied, shall confer upon any Parent Employee or Company Employee, any beneficiary, or any other Person any rights or remedies of any nature whatsoever under or by reason of this Section 5.08. Nothing contained herein, express or implied: (i) shall be construed to establish, amend, or modify any benefit plan, program, agreement, or arrangement; (ii) shall alter or limit the ability of the Parent, the Surviving Company or any of their respective Affiliates to amend, modify, or terminate any benefit plan, program, agreement, or arrangement at any time assumed, established, sponsored, or maintained by any of them; or (iii) shall prevent the Parent, the Surviving Company or any of their respective Affiliates from terminating the employment of any Company Employee or Parent Employee following the Effective Time in accordance with the terms of any applicable employment agreement(s). The parties hereto acknowledge and agree that the terms set forth in this Section 5.08 shall not create any right in any Company Employee, Parent Employee or any other Person to any continued employment with the Parent, the Surviving Company or any of its respective Subsidiaries or compensation or benefits of any nature or kind whatsoever, or otherwise alter any existing at-will employment relationship between any Company Employee or Parent Employee, on the one hand, and the Parent or Surviving Company, on the other hand.
(e)
With respect to matters described in this Section 5.08, neither the Company nor Parent will send any written notices or other written communication materials to their employees without the prior written consent of the other party.

Section 5.09 Directors’ and Officers’ Indemnification and Insurance.

(a)
Parent agrees that all rights to indemnification, advancement of expenses and exculpation by the Company now existing in favor of each Person who is now, or has been at any time prior to the date hereof or who becomes prior to the Effective Time a member, officer, director, or manager of the Company or any of its Subsidiaries (each an “Indemnified Party”) as provided in the Organizational Documents of the Company, in each case as in effect on the date of this Agreement, or pursuant to any other Contracts in effect on the date hereof and disclosed in Section 5.09 of the Company Disclosure Letter, shall be the obligations of the Surviving Company in the Merger and shall remain in full force and effect in accordance with their terms, and, in the event that any proceeding is pending or asserted or any claim made during such period, until the final disposition of such proceeding or claim.
(b)
The certificate of incorporation and bylaws of Parent after the Effective Time shall contain provisions with respect to exculpation and indemnification that are, to the extent permitted by the Laws of the State of Delaware in the event the Conversion is consummated or by the Laws of the State of Colorado in the event the Conversion is not consummated, at least as favorable as those contained in the certificate of incorporation and bylaws of Parent immediately prior to the Effective Time, which provisions will not

ANNEX A-55

be amended, repealed or otherwise modified for a period of six years after the Effective Time in any manner that would adversely affect the rights thereunder of Indemnified Parties unless such modification is required by law or consented to in writing by the Indemnified Parties then in office. For six years after the Effective Time, to the fullest extent permitted under applicable Law, the Parent (the “Indemnifying Party”) shall indemnify, defend, and hold harmless each Indemnified Party against all losses, claims, damages, liabilities, fees, expenses, judgments, and fines arising in whole or in part out of actions or omissions in their capacity as such occurring at or prior to the Effective Time (including in connection with the transactions contemplated by this Agreement), and shall reimburse each Indemnified Party for any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such losses, claims, damages, liabilities, fees, expenses, judgments, and fines as such expenses are incurred, subject to the Parent’s receipt of an undertaking by such Indemnified Party to repay such legal and other fees and expenses paid in advance if it is ultimately determined in a final and non-appealable judgment of a court of competent jurisdiction that such Indemnified Party is not entitled to be indemnified under applicable Law; provided, however, that the Parent will not be liable for any settlement effected without the Parent’s prior written consent (which consent shall not be unreasonably withheld, conditioned, or delayed).
(c)
The Parties shall (i) maintain in effect for a period of six years after the Effective Time the current policies of directors’ and officers’ liability insurance maintained by the Company immediately prior to the Effective Time (provided, that the Parent may substitute therefor policies, of at least the same coverage and amounts and containing terms and conditions that are not less advantageous to the directors and officers of the Company and its Subsidiaries when compared to the insurance maintained by the Company as of the date hereof); or (ii) obtain as of the Effective Time “tail” insurance policies with a claims period of six years from the Effective Time with at least the same coverage and amounts and containing terms and conditions that are not less advantageous to the directors, managers and officers of the Company and its Subsidiaries, in each case with respect to claims arising out of or relating to events which occurred before or at the Effective Time (including in connection with the transactions contemplated by this Agreement); provided, that such “tail” policies are no greater than 200% of the annual premium in place prior to the Effective Time.
(d)
The obligations of the Parent under this Section 5.09 shall survive the consummation of the Merger and shall not be terminated or modified in such a manner as to adversely affect any Indemnified Party to whom this Section 5.09 applies without the consent of such affected Indemnified Party (it being expressly agreed that the Indemnified Parties to whom this Section 5.09 applies shall be third party beneficiaries of this Section 5.09, each of whom may enforce the provisions of this Section 5.09).
(e)
In the event the Parent or any of its successors or assigns: (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity in such consolidation or merger; or (ii) transfers all or substantially all of its properties and assets to any Person, then, and in either such case, proper provision shall be made so that the successors and assigns of the Parent shall assume all of the obligations set forth in this Section 5.09. The agreements and covenants contained herein shall not be deemed to be exclusive of any other rights to which any Indemnified Party is entitled, whether pursuant to Law, Contract, or otherwise. Nothing in this Agreement is intended to, shall be construed to or shall release, waive, or impair any rights to directors’ and officers’ insurance claims under any policy that is or has been in existence with respect to the Company or its officers, directors, managers and employees, it being understood and agreed that the indemnification provided for in this Section 5.09 is not prior to, or in substitution for, any such claims under any such policies.

Section 5.10 Reasonable Best Efforts.

(a)
Upon the terms and subject to the conditions set forth in this Agreement (including those contained in this Section 5.10), each of the parties hereto shall, and shall cause its Subsidiaries to, use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper, or advisable to consummate and make effective, and to satisfy all conditions to, in the most expeditious manner practicable, the transactions contemplated by this Agreement, including: (i) the obtaining of all necessary Permits, waivers, and actions or nonactions from Governmental Entities and the making of all necessary registrations and filings (including filings with Governmental Entities) and the taking of all steps as may

ANNEX A-56

be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any Governmental Entities; (ii) the obtaining of all necessary consents or waivers from third parties; and (iii) the execution and delivery of any additional instruments necessary to consummate the Merger and to fully carry out the purposes of this Agreement. The Company and Parent shall, subject to applicable Law, promptly: (A) cooperate and coordinate with the other in the taking of the actions contemplated by clauses (i), (ii), and (iii) immediately above; and (B) supply the other with any information that may be reasonably required in order to effectuate the taking of such actions. Each party hereto shall promptly inform the other party or parties hereto, as the case may be, of any communication from any Governmental Entity regarding any of the transactions contemplated by this Agreement. If the Company, Parent or the Merger Sub receives a request for additional information or documentary material from any Governmental Entity with respect to the transactions contemplated by this Agreement, then it shall use reasonable best efforts to make, or cause to be made, as soon as reasonably practicable and after consultation with the other party, an appropriate response in compliance with such request, and, if permitted by applicable Law and by any applicable Governmental Entity, provide the other party’s counsel with advance notice and the opportunity to attend and participate in any meeting with any Governmental Entity in respect of any filing made thereto in connection with the transactions contemplated by this Agreement.
(b)
In the event that any administrative or judicial action or proceeding is instituted (or threatened to be instituted) by a Governmental Entity or private party challenging the Merger or any other transaction contemplated by this Agreement, or any other agreement contemplated hereby, the Company and Parent shall cooperate in all respects with each other and shall use their reasonable best efforts to contest and resist any such action or proceeding and to have vacated, lifted, reversed, or overturned any Order, whether temporary, preliminary, or permanent, that is in effect and that prohibits, prevents, or restricts consummation of the transactions contemplated by this Agreement.
(c)
Notwithstanding anything to the contrary set forth in this Agreement, none of the Company, Parent or the Merger Sub or any of their respective Subsidiaries shall be required to, and none of the Company, Parent or the Merger Sub may, without the prior written consent of the other parties, become subject to, consent to, or offer or agree to, or otherwise take any action with respect to, any requirement, condition, limitation, understanding, agreement, or order to: (i) sell, license, assign, transfer, divest, hold separate, or otherwise dispose of any assets, business, or portion of business of the Company, the Merger Sub, the Surviving Company, Parent or any of their respective Subsidiaries; (ii) conduct, restrict, operate, invest, or otherwise change the assets, business, or portion of business of the Company, the Merger Sub, the Surviving Company, Parent or any of their respective Subsidiaries in any manner; or (iii) impose any restriction, requirement, or limitation on the operation of the business or portion of the business of the Company, the Merger Sub, the Surviving Company, Parent or any of their respective Subsidiaries, in each case, not in the ordinary course of business consistent with past practice.

Section 5.11 Public Announcements. The initial press release with respect to this Agreement and the transactions contemplated hereby shall be a release mutually agreed to by the Company and Parent. Thereafter, each of the Company and Parent agrees that no public release or announcement concerning the transactions contemplated hereby shall be issued by any party without the prior written consent of the Company and Parent (which consent shall not be unreasonably withheld, conditioned, or delayed), except as may be required by applicable Law or the rules or regulations of any applicable United States securities exchange or other Governmental Entity to which the relevant party is subject or submits, in which case the party required to make the release or announcement shall use its reasonable best efforts to allow the other party reasonable time to comment on such release or announcement in advance of such issuance. Notwithstanding the foregoing, the restrictions set forth in this Section 5.11 shall not apply to any release or announcement made or proposed to be made in connection with and related to a Parent Adverse Recommendation Change or in compliance with Section 5.05.

Section 5.12 Anti-Takeover Statutes. If any “control share acquisition,” “fair price,” “moratorium,” or other anti-takeover Law becomes or is deemed to be applicable to Parent, the Merger Sub, the Company, the Merger, or any other transaction contemplated by this Agreement, then each of Parent and the Company shall grant such approvals and take such actions as are necessary so that the transactions contemplated hereby may be consummated as soon as practicable on the terms contemplated hereby and otherwise act to render such anti-takeover Law inapplicable to the foregoing.

ANNEX A-57

Section 5.13 Other SEC Filings. Parent shall file with the SEC all annual, quarterly and current reports required to be filed by Parent under the Exchange Act for any and all periods ending prior to the Effective Time, which such annual, quarterly and current reports shall (i) be made on a timely basis pursuant to the requirements applicable to each such type of report and (ii) comply in all material respects with the rules and regulations of the SEC applicable to each such type of report.

Section 5.14 Section 16 Matters. Prior to the Effective Time, Parent and the Company shall take all such steps as may be required to cause to be exempt under Rule 16b-3 promulgated under the Exchange Act any acquisitions of shares of Parent Common Stock (including derivative securities with respect to such shares) that are treated as acquisitions under such rule and result from the transactions contemplated by this Agreement by individuals who will become subject to the reporting requirements of Section 16(a) of the Exchange Act as a result of the Merger by reason of the fact that they will serve as directors or officers of Parent immediately after the Effective Time.

Section 5.15 Further Assurances. At and after the Effective Time, the directors and officers of the Parent, acting on behalf of the Parent as sole manager of the Surviving Company, and the officers of the Surviving Company, shall each be authorized to execute and deliver, in the name and on behalf of the Company, any deeds, bills of sale, assignments, or assurances and to take and do, in the name and on behalf of the Company any other actions and things to vest, perfect, or confirm of record or otherwise in the Surviving Company any and all right, title, and interest in, to and under any of the rights, properties, or assets of the Company acquired or to be acquired by the Surviving Company as a result of, or in connection with, the Merger.

Section 5.16 Over-the-Counter Trading. Prior to the Effective Time, Parent shall cause to make such filings with the Financial Industry Regulation Authority (“FINRA”) as may be required to enable the shares of Parent Common Stock issuable, and those required to be reserved for issuance in connection with the Merger, to be eligible for trading over the counter subject to any transfer restrictions imposed under applicable Law, including Rule 144 under the Securities Act.

Section 5.17 Tax Matters.

(a)
Tax Treatment. The parties intend that, for United States federal and applicable state and local Income Tax purposes, the Merger will qualify for the Intended Tax Treatment. Each of Parent, the Merger Sub and the Company (together with each of its respective Subsidiaries) shall use its reasonable best efforts to cause the Merger to qualify, and shall not take any action or fail to take any action that could reasonably be expected to impede or prevent the Merger from qualifying, for the Intended Tax Treatment. Each of Parent, the Merger Sub and the Company (together with each of its respective Subsidiaries) agrees to file each of its respective Tax Returns in a manner that is consistent with the Merger qualifying for the Intended Tax Treatment and shall not otherwise take any Tax position that is inconsistent therewith, unless otherwise required by applicable Law.
(b)
Pre-Closing Restructuring. Prior to the Closing Date, the Company shall engage in the following transactions (collectively, the “Pre-Closing Restructuring”):
i.
The Company shall file an election on IRS Form 8832, effective prior to the Closing Date, pursuant to which the Company shall elect to be treated as an association taxable as a corporation for Income Tax purposes.
ii.
The Company shall enter into a merger agreement or agreements with one or more of its members that are corporations for U.S. federal and applicable state and local Income Tax purposes, including one or more of Horizon Common, Kinetics Common and Kinetics Holdings (collectively, the “Member Corporations”), pursuant to which the Member Corporations participating in such merger transaction shall be merged with and into the Company, with the Company being the surviving corporation of such mergers and the shareholders of such Member Corporations receiving membership interests in the Company in exchange for their shares of stock in such Member Corporations.
iii.
The change in Income Tax status of the Company resulting from the election described in sub-clause (i) of this section 5.17(b) is intended to be treated as a tax-free exchange by the members of

ANNEX A-58

the Company of their partnership interests in the Company, as a partnership for Income Tax purposes, for equity interests in the Company, as a corporation for Income Tax purposes, pursuant to Section 351 of the Code, and the mergers described in sub-clause (ii) of this section 5.17(b) are intended to be treated as tax-free reorganizations pursuant to Section 368(a)(1)(A) of the Code (the intended tax treatment described in this sub-clause (iii) of section 5.17(b), the “Pre-Closing Restructuring Intended Tax Treatment”). The Company (and its Subsidiaries) shall use its reasonable best efforts to cause the Pre-Closing Restructuring to qualify, and shall not take any action or fail to take any action that could reasonably be expected to impede or prevent the Pre-Closing Restructuring from qualifying, for the Pre-Closing Restructuring Intended Tax Treatment. The Company and its Subsidiaries agree to file each of its respective Tax Returns in a manner that is consistent with the Pre-Closing Restructuring qualifying for the Pre-Closing Intended Tax Treatment and shall not otherwise take any Tax position that is inconsistent therewith, unless otherwise required by applicable Law.
(c)
Member Corporations Financial Statements. As soon as reasonably practicable, Company shall provide to Parent unaudited financial statements as of and for the two years ended December 31, 2022 and as of and for the nine months ended September 30, 2023 (including, in each case, any notes and schedules thereto) of each of the Member Corporations (collectively, the “Member Corporations Financial Statements”), which shall (i) be prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto), (ii) fairly present in all material respects the financial position and the results of operations, changes in owners’ equity, and cash flows of the Member Corporations as of the date of and for the periods referred to in such Member Corporations Financial Statements, and (z) be reviewed by an independent public accounting firm registered with the PCAOB using PCAOB review standards. All references in Section 3.04(a), 3.04(b) and 3.04(d) to Company Audited Financial Statements, Company Interim Financial Statements and Company Balance Sheet and all references in Section 6.02(e) to financial statements shall be deemed to include such Member Corporations Financial Statements.
(d)
Allocation of Taxes.
i.
Except as otherwise provided in subparagraph (ii), all Taxes with respect to the Company for a Straddle Period shall be apportioned between the portion of the period ending on the Closing Date (and apportioned within such period between the portion of such period ending on the date preceding the Pre-Closing Restructuring and the portion that follows) and the portion of the period commencing on the day immediately following the Closing Date, based on the actual operations of the Company, as the case may be, by a closing of the books of the Company, as if the Closing Date were the end of a Tax year, and each such portion of such period shall be deemed to be a taxable period (whether or not it is in fact a taxable period). For purposes of computing the Taxes attributable to the two portions of a taxable period pursuant to this Section 5.17 (c)(i), the amount of any item that is taken into account only once for each taxable period shall be allocated between the two portions of the period in proportion to the number of days in each portion; and
ii.
All Taxes with respect to the Company for a Straddle Period that are based on capitalization, debt or shares of stock authorized, issued or outstanding, or any real property, personal property or similar ad valorem Taxes, the portion of such Tax which relates to the portion of such taxable period ending on the Closing Date shall be deemed to be the amount of such Tax for the entire taxable period multiplied by a fraction, the numerator of which is the number of days in the taxable period ending on (and including) the Closing Date and the denominator of which is the number of days in the entire taxable period (and, to the extent relevant, pro rata within the portion of such period ending on the Closing Date between the portion of such period ending on the date preceding the Pre-Closing Restructuring and the portion that follows).
(e)
Transfer Taxes. All transfer, documentary, sales, use, stamp, registration, value added and other such Taxes and fees (including any penalties and interest) incurred in connection with this Agreement (including any real property transfer Tax and any other similar Tax) shall be borne and paid by Parent when due. Parent shall, at its own expense, timely file any Tax Return or other document with respect to such Taxes or fees.

ANNEX A-59

(f)
Cooperation. Each of Parent, the Merger Sub and the Company shall, and shall each cause their respective Affiliates and Subsidiaries to, provide to the other parties such cooperation and information, as and to the extent reasonably requested, in connection with preparing, reviewing and filing any Tax Return, claim for refund, or in conducting any audit, suit, proceeding, investigation, claim, examination, or other administrative or judicial proceedings with respect to Taxes, in each case, at the expense of the requesting party. Such cooperation and information shall include providing copies of all relevant portions of relevant Tax Returns of the Company or any of its Subsidiaries, together with relevant work papers, or other documents relating to rulings and other determinations by Governmental Entities relating to Taxes, and relevant records concerning the ownership and Tax basis of property, which any such party may possess.

ARTICLE VI
Conditions

Section 6.01 Conditions to Each Party’s Obligation to Effect the Merger. The respective obligations of each party to this Agreement to effect the Merger is subject to the satisfaction or waiver (where permissible pursuant to applicable Law) on or prior to the Closing Date of each of the following conditions:

(a)
Parent Shareholder Approval. The Requisite Parent Vote shall have been obtained in accordance with the CBCA.
(b)
No Injunctions, Restraints, or Illegality. No Governmental Entity having jurisdiction over any party hereto shall have enacted, issued, promulgated, enforced, or entered any Laws or Orders, whether temporary, preliminary, or permanent, that make illegal, enjoin, or otherwise prohibit consummation of the Merger or the other transactions contemplated by this Agreement.
(c)
Final Consideration. Both Parties shall have agreed on the Final Consideration as determined in accordance with Section 2.01(c) or (d).

Section 6.02 Conditions to Obligations of Parent and Merger Sub. The obligations of Parent and the Merger Sub to effect the Merger are also subject to the satisfaction or waiver (where permissible pursuant to applicable Law) by Parent and the Merger Sub on or prior to the Closing Date of the following conditions:

(a)
Representations and Warranties. (i) The representations and warranties of the Company contained in Section 3.01(a), Section 3.03(a), Section 3.03(b)(i), Section 3.03(d), Section 3.03(e), Section 3.05(a) and Section 3.10 of this Agreement shall be true and correct in all respects as of the date of this Agreement and as of the Effective Time, as if made on and as of such time (except those representations and warranties that address matters only as of a particular date, which shall be true and correct in all respects as of that date); (ii) the representations and warranties of the Company contained in Section 3.02 of this Agreement shall be true and correct (other than de minimis inaccuracies) as of the date of this Agreement and as of the Effective Time, as if made at and as of such time (except those representations and warranties that address matters only as of a particular date, which shall be true and correct in all material respects as of that date); and (iii) the other representations and warranties of the Company contained in this Agreement or in any certificate or other writing delivered by the Company pursuant hereto shall be true and correct in all respects (disregarding all materiality and Company Material Adverse Effect qualifications contained therein) as of the date of this Agreement and as of the Effective Time as if made at and as of such time (except those representations and warranties that address matters only as of a particular date, which shall be true and correct in all respects as of that date), with, in the case of this clause (iii), only such exceptions as have not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(b)
Performance of Covenants. Other than as provided in Section 6.02(f), the Company shall have performed in all material respects all obligations, and complied in all material respects with the agreements and covenants, in this Agreement required to be performed by or complied with by it at or prior to the Closing.

ANNEX A-60

(c)
Company Material Adverse Effect. Since the date of this Agreement, there shall not have been any Company Material Adverse Effect or any event, change, or effect that would, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.
(d)
Officer’s Certificate. Parent will have received a certificate, signed by the chief executive officer or chief financial officer of the Company, certifying as to the matters set forth in Section 6.02(a), Section 6.02(b), and Section 6.02(c) hereof, and containing in an exhibit thereto any updates to the Company Disclosure Letter that would be required if the applicable representations and warranties were provided as of the Closing.
(e)
Financial Statements. The Company will have (i) delivered to Parent audited consolidated financial statements of the Company for the year ended December 31, 2022 and unaudited consolidated financial statements of the Company for the nine months ended September 30, 2023, in each case that are substantially similar to the Company Financial Statements delivered or made available to Parent prior to the date hereof and (ii) complied with its obligations set forth in Sections 5.06(c), 5.06(d) and 5.17(c).
(f)
Investor Representation Letters. Each of the Company Members will have signed a standard investor representation letter with respect to the Company Member’s receipt of the Parent Common Stock.

Section 6.03 Conditions to Obligation of the Company. The obligation of the Company to effect the Merger is also subject to the satisfaction or waiver by the Company on or prior to the Closing Date of the following conditions:

(a)
Representations and Warranties. (i) The representations and warranties of the Parent and the Merger Sub contained in Section 4.01(a), Section 4.03(a), Section 4.03(b)(i), Section 4.03(d), Section 4.03(f), Section 4.05(a) and Section 4.10 of this Agreement shall be true and correct in all respects as of the date of this Agreement and as of the Effective Time, as if made on and as of such time (except those representations and warranties that address matters only as of a particular date, which shall be true and correct in all respects as of that date); (ii) the representations and warranties of the Parent and the Merger Sub contained in Section 4.02 of this Agreement shall be true and correct (other than de minimis inaccuracies) as of the date of this Agreement and as of the Effective Time, as if made at and as of such time (except those representations and warranties that address matters only as of a particular date, which shall be true and correct in all material respects as of that date); and (iii) the other representations and warranties of the Parent and the Merger Sub contained in this Agreement or in any certificate or other writing delivered by the Parent or the Merger Sub pursuant hereto shall be true and correct in all respects (disregarding all materiality and Parent Material Adverse Effect qualifications contained therein) as of the date of this Agreement and as of the Effective Time as if made at and as of such time (except those representations and warranties that address matters only as of a particular date, which shall be true and correct in all respects as of that date), with, in the case of this clause (iii), only such exceptions as have not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.
(b)
Performance of Covenants. Parent and the Merger Sub shall have performed in all material respects all obligations, and complied in all material respects with the agreements and covenants, of this Agreement required to be performed by or complied with by it at or prior to the Closing.
(c)
Parent Material Adverse Effect. Since the date of this Agreement, there shall not have been any Parent Material Adverse Effect or any event, change, or effect that would, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.
(d)
Officer’s Certificate. The Company will have received a certificate, signed by an officer of Parent and the Merger Sub, certifying as to the matters set forth in Section 6.03(a), Section 6.03(b), and Section 6.03(c) hereof, and containing in an exhibit thereto any updates to the Parent Disclosure Letter that would be required if the applicable representations and warranties were provided as of the Closing.
(e)
Audited Financial Statements. Parent will have delivered to the Company audited consolidated financial statements of Parent for the year ended December 31, 2022 and unaudited consolidated financial statements of Parent for the nine months ended September 30, 2023, in each case that are substantially similar to the Parent Financial Statements delivered or made available to the Company prior to the date hereof.

ANNEX A-61

(f)
Resignation of Directors. Parent shall have delivered to the Company copies of executed resignations, effective at the Effective Time, of the Resigning Directors.

ARTICLE VII
Termination, Amendment, and Waiver

Section 7.01 Termination By Mutual Consent. This Agreement may be terminated at any time prior to the Effective Time (whether before or after the receipt of the Requisite Parent Vote) by the mutual written consent of the Company and Parent by action of the Company Members (with respect to the Company) and the Parent Board (with respect to the Parent).

Section 7.02 Termination By Either Parent or the Company. This Agreement may be terminated by any of the Company or Parent at any time prior to the Effective Time (whether before or after the receipt of the Requisite Parent Vote):

(a)
if any Governmental Entity of competent jurisdiction shall have enacted, issued, promulgated, enforced, or entered any Law or Order making illegal, permanently enjoining, or otherwise permanently prohibiting the consummation of the Merger or the other transactions contemplated by this Agreement, and such Law or Order shall have become final and nonappealable; provided, however, that the right to terminate this Agreement pursuant to this Section 7.02(b) shall not be available to any party whose breach of any representation, warranty, covenant, or agreement set forth in this Agreement, such that the conditions to the Closing of the Merger set forth in Section 6.02(a) or Section 6.02(b), or Section 6.03(a) or Section 6.03(b), as applicable, would not be satisfied, and has been the cause of, or resulted in, the issuance, promulgation, enforcement, or entry of any such Law or Order; or
(b)
if at the duly convened Parent Shareholders Meeting, the Requisite Parent Vote shall not have been obtained (unless such Parent Shareholders Meeting has been adjourned or postponed, in which case at the final adjournment or postponement thereof).

Section 7.03 Termination By The Company. This Agreement may be terminated by the Company at any time prior to the Effective Time:

(a)
If (i) a Parent Adverse Recommendation Change shall have occurred or (ii) Parent shall have breached or failed to perform in any material respect any of its covenants and agreements set forth in Section 5.05 or Section 5.06(a); or
(b)
if there shall have been a breach of any representation, warranty, covenant, or agreement on the part of Parent or the Merger Sub set forth in this Agreement such that the conditions to the Closing of the Merger set forth in Section 6.02(a) or Section 6.02(b), as applicable, would not be satisfied; provided that the Company shall have given Parent at least 30 days written notice prior to such termination stating the Company’s intention to terminate this Agreement pursuant to this Section 7.03(b); provided further, that the Company shall not have the right to terminate this Agreement pursuant to this Section 7.03(b) if the Company is then in material breach of any representation, warranty, covenant, or obligation hereunder, which breach has not been cured.

Section 7.04 Termination By Parent. This Agreement may be terminated by Parent at any time prior to the Effective Time:

(a)
if prior to the receipt of the Requisite Parent Vote at the Parent Shareholders Meeting, the Parent Board authorizes Parent, in full compliance with the terms of this Agreement, including Section 5.05 hereof, to enter into a Parent Acquisition Agreement (other than an Acceptable Confidentiality Agreement) in respect of a Superior Proposal; provided, that in the event of such termination, Parent substantially concurrently enters into such Parent Acquisition Agreement; or
(b)
if there shall have been a breach of any representation, warranty, covenant or agreement on the part of the Company set forth in this Agreement such that the conditions to the Closing of the Merger set forth in Section 6.03(a) or Section 6.03(b), as applicable, would not be satisfied; provided, that Parent shall have given the Company at least 30 days written notice prior to such termination stating Parent’s intention to terminate this Agreement pursuant to this Section 7.04(b); provided further, that Parent shall

ANNEX A-62

not have the right to terminate this Agreement pursuant to this Section 7.04(b) if Parent is then in material breach of any representation, warranty, covenant, or obligation hereunder, which breach has not been cured.

Section 7.05 Notice of Termination; Effect of Termination. The party desiring to terminate this Agreement pursuant to this ARTICLE VII (other than pursuant to Section 7.01) shall deliver written notice of such termination to the other party hereto specifying with particularity the reason for such termination, and any such termination in accordance with this Section 7.05 shall be effective immediately upon delivery of such written notice to the other party. If this Agreement is terminated pursuant to this ARTICLE VII, it will become void and of no further force and effect, with no liability on the part of any party to this Agreement (or any shareholder, director, member, manager, officer, employee, agent, or Representative of such party) to the other party hereto, provided, that, if such termination shall result from (i) the intentional or willful failure of either party to perform a covenant or obligation of such party set forth in this Agreement, including without limitation the conditions set forth in ARTICLE VI, (ii) material breach by either party of any representation and warranty set forth in this Agreement or (iii) fraud by either party, such party shall be fully liable for any and all liabilities and damages incurred or suffered by the other party as a result of such failure. The provisions of Section 5.04(b), this Section 7.05, Section 7.06, and ARTICLE VIII (and any related definitions contained in any such Sections or Article) shall survive any termination hereof and remain in full force and effect.

Section 7.06 Amendment. At any time prior to the Effective Time, this Agreement may be amended or supplemented in any and all respects, whether before or after the Requisite Parent Vote, by written agreement signed by each of the parties hereto; provided, however, that following the receipt of the Requisite Parent Vote, there shall be no amendment or supplement to the provisions of this Agreement which by Law or in accordance with the rules of any relevant self-regulatory organization would require further approval by the holders of Parent Common Stock without such approval.

Section 7.07 Extension; Waiver. At any time prior to the Effective Time, the Company, on the one hand, or Parent, on the other hand, may: (a) extend the time for the performance of any of the obligations of the other party or parties, as applicable; (b) waive any inaccuracies in the representations and warranties of the other party or parties, as applicable, contained in this Agreement or in any document delivered under this Agreement; or (c) unless prohibited by applicable Law, waive compliance with any of the covenants, agreements, or conditions contained in this Agreement. Any agreement on the part of a party to any extension or waiver will be valid only if set forth in an instrument in writing signed by such party. The failure of any party to assert any of its rights under this Agreement or otherwise will not constitute a waiver of such rights.

ARTICLE VIII
Miscellaneous

Section 8.01 Definitions. For purposes of this Agreement, the following terms will have the following meanings when used herein with initial capital letters:

“Acceptable Confidentiality Agreement” means a confidentiality and standstill agreement that contains confidentiality and standstill provisions that are no less favorable to the Company or Parent, as the case may be, than those contained in the Confidentiality Agreement.

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such first Person. For the purposes of this definition, “control” (including, the terms “controlling,” “controlled by,” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by Contract, or otherwise. Notwithstanding the foregoing, no advisory client of the Company shall be deemed to be an Affiliate of the Company.

“Agreement” has the meaning set forth in the Preamble.

“AUM” means the Company’s regulatory assets under management, as determined under Item 5.F of Form ADV.

“Business Day” means any day, other than Saturday, Sunday, or any day on which banking institutions located in New York City are authorized or required by Law or other governmental action to close.

“CBCA” means the Colorado Business Corporation Act.

“Certificate of Amendment” has the meaning set forth in Section 1.05(b).

“Certificate of Conversion” has the meaning set forth in Section 1.03(a).

ANNEX A-63

“Charter Documents” has the meaning set forth in Section 4.01(b).

“Client” means persons or entities from which the Company receives compensation pursuant to an investment advisor agreement between such person or entity and the Company.

“Client Contract” means an investment advisory agreement entered into by the Company RIA Subsidiary with a Client for the purpose of providing Investment Advisory Services to such Client.

“Closing” has the meaning set forth in Section 1.02.

“Closing Date” has the meaning set forth in Section 1.02.

“COBRA” means the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, and as codified in Section 4980B of the Code and Section 601 et. seq. of ERISA.

“Code” means the Internal Revenue Code of 1986, as amended.

“Company” has the meaning set forth in the Preamble.

“Company Audited Financial Statements” has the meaning set forth in Section 3.04(a).

“Company Interim Financial Statements” has the meaning set forth in Section 3.04(b).

“Company Balance Sheet” has the meaning set forth in Section 3.04(b).

“Company BD Subsidiaries” means KBD Securities, LLC, a New York limited liability company, and Kinetics Funds Distributor, LLC, a Delaware limited liability company.

“Company Disclosure Letter” has the meaning set forth in the introductory language in ARTICLE III.

“Company Employee” has the meaning set forth in Section 3.12(a).

“Company Employee Plans” has the meaning set forth in Section 3.12(a).

“Company ERISA Affiliate” means all employers, trades, or businesses (whether or not incorporated) that would be treated together with Parent or any of its Affiliates as a “single employer” within the meaning of Section 414 of the Code.

“Company Financial Statements” means the Company Audited Financial Statements and the Company Interim Financial Statements.

“Company Fund” means each fund with respect to which the Company or any of its Subsidiaries provides Investment Advisory Services.

“Company Fund Documentation” means, with respect to each Company Fund, all organizing documents, including its memorandum and articles of incorporation, limited partnership agreement or other constitutional documents and form of subscription documents (including investor side letters), in each case, that as of the date of this Agreement, are in effect and material to such Company Fund.

“Company IP” has the meaning set forth in Section 3.07(b).

“Company IP Agreements” means all licenses, sublicenses, consent to use agreements, settlements, coexistence agreements, covenants not to sue, waivers, releases, permissions, and other Contracts, whether written or oral, relating to Intellectual Property and to which the Company or any of its Subsidiaries is a party, beneficiary, or otherwise bound, other than licenses for shrinkwrap, clickwrap, or other similar commercially available off-the-shelf software that has not been modified or customized by a third party for Company or any of its Subsidiaries.

“Company Lease” shall mean all leases, subleases, licenses, concessions, and other agreements (written or oral) under which the Company or any of its Subsidiaries holds any Company-Leased Real Estate, including the right to all security deposits and other amounts and instruments deposited by or on behalf of the Company or any of its Subsidiaries thereunder.

“Company-Leased Real Estate” shall mean all leasehold or subleasehold estates and other rights to use or occupy any land, buildings, structures, improvements, fixtures, or other interest in real property held by the Company or any of its Subsidiaries.

“Company-Licensed IP” means all Intellectual Property that is licensed to Company or any of its Subsidiaries by a third party, other than licenses for shrinkwrap, clickwrap, or other similar commercially available off-the-shelf software that has not been modified or customized by a third party for Company or any of its Subsidiaries.

“Company Material Adverse Effect” means any event, occurrence, fact, condition, or change that is, or would reasonably be expected to become, individually or in the aggregate, materially adverse to: (a) the business, results of operations, financial condition, or assets of the Company and its Subsidiaries, taken as a whole; or (b) the ability of the Company to consummate the transactions contemplated by this Agreement on a timely basis; provided, however, that, for the purposes of clause (a), a Company Material Adverse Effect shall not be deemed to include events, occurrences, facts, conditions or changes arising out of, relating to or resulting from: (i) changes generally affecting the economy, financial, or securities markets; (ii) the announcement of the transactions contemplated by this Agreement; (iii) any outbreak or escalation of war or any act of terrorism; or (iv) general conditions in the industry in which the Company and its Subsidiaries operate; provided further, however, that any event, change, and effect referred to in clauses (i), (iii), or (iv) immediately above shall be taken into account in determining whether a

ANNEX A-64

Company Material Adverse Effect has occurred or would reasonably be expected to occur to the extent that such event, change, or effect has a disproportionate effect on the Company and its Subsidiaries, taken as a whole, compared to other participants in the industries in which the Company and its Subsidiaries conduct their businesses.

“Company Material Contract” has the meaning set forth in Section 3.15(a).

“Company Members” means the members of the Company, set forth on Section 3.02(a) of the Company Disclosure Letter; provided that, “Company Members as of the date hereof” shall refer to only those members of the Company who are members as of the date of this Agreement.
“Company Membership Interests” has the meaning set forth in Section 3.02(a).

“Company-Owned IP” means all Intellectual Property owned by the Company or any of its Subsidiaries.

“Company-Owned Real Estate” shall mean any and all land and real property owned by the Company or any of its Subsidiaries, together with all of the Company’s or Subsidiaries’ right, title and interest to any buildings, structures, fixtures, and improvements located thereon and all easements, rights of way, and appurtenances relating thereto.

“Company Pass-Through Tax Return” means any Tax Return relating to Income Tax filed by or with respect to the Company or any Company Subsidiary to the extent that (a) the Company or any such Company Subsidiary is treated as a flow through entity for purposes of such Tax Return and (b) the results of operations reflected on such Tax Return are also reflected on the Tax Returns of the Company Members or the direct or indirect owners (if any) or beneficiaries of such Company Members.

“Company Policies” has the meaning set forth in Section 3.16.

“Company Privacy and Cybersecurity Policies” has the meaning set forth in Section 3.07.

“Company RIA Subsidiary” means Horizon Kinetics Asset Management, LLC, a Delaware limited liability company.

“Company Securities” has the meaning set forth in Section 3.02(b)(i).

“Company Selected Clients” has the meaning set forth in Section 3.19.

“Company Subsidiary Securities” has the meaning set forth in Section 3.02(d).

“Confidentiality Agreement” has the meaning set forth in Section 5.04(b).

“Consent” has the meaning set forth in Section 3.03(c).

“Contracts” means any legally binding contracts, agreements, licenses, notes, bonds, mortgages, indentures, leases, or other binding instruments or binding commitments, whether written or oral.

“Conversion” has the meaning set forth in the Recitals.

“Conversion Effective Time” has the meaning set forth in Section 1.03(a).

“Data Protection Laws” means all applicable Laws in any jurisdiction relating to the processing of personally identifiable information or personal data, including, as applicable, the California Consumer Privacy Act, the New York Department of Financial Services Cybersecurity Regulation (23 NYCRR 500), Regulation P (12 CFR Part 1016 – Privacy of Consumer Financial Information) and the General Data Protection Regulation 2016/679 and including any predecessor, successor or implementing legislation in respect of the foregoing, and any amendments or re-enactments of the foregoing.

“DGCL” means the Delaware General Corporation Law.

“DLLCA” means the Delaware Limited Liability Company Act.

“EDGAR” has the meaning set forth in Section 4.04(a).

“Effective Time” has the meaning set forth in Section 1.03.

“Employer of Record” has the meaning set forth in Section 5.08(a).

“Environmental Laws” means any applicable Law, and any Order or binding agreement with any Governmental Entity: (a) relating to pollution (or the cleanup thereof) or the protection of natural resources, endangered or threatened species, human health or safety, or the environment (including ambient air, soil, surface water or groundwater, or subsurface strata); or (b) concerning the presence of, exposure to, or the management, manufacture, use, containment, storage, recycling, reclamation, reuse, treatment, generation, discharge, transportation, processing, production, disposal or remediation of any Hazardous Substance. The term “Environmental Law” includes, without limitation, the following (including their implementing regulations and any state analogs): the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. §§ 9601 et. seq.; the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976, as amended by the Hazardous and Solid Waste Amendments of 1984, 42 U.S.C. §§ 6901 et. seq.; the Federal Water Pollution Control Act of 1972, as amended by the Clean Water Act of 1977, 33 U.S.C. §§ 1251 et. seq.; the Toxic Substances Control Act of 1976, as amended, 15 U.S.C. §§ 2601 et seq.; the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. §§ 11001 et. seq.; the Clean Air Act of 1966, as amended by the Clean Air Act Amendments of 1990, 42 U.S.C. §§ 7401 et. seq.; and the Occupational Safety and Health Act of 1970, as amended, 29 U.S.C. §§ 651 et. seq.

ANNEX A-65

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Exchange Act” has the meaning set forth in Section 3.03(c).

“Execution Date” has the meaning set forth in the preamble.

“Expenses” means, with respect to any Person, all reasonable and documented out-of-pocket fees and expenses (including all fees and expenses of counsel, accountants, financial advisors, and investment bankers of such Person and its Affiliates), incurred by such Person or on its behalf in connection with or related to the authorization, preparation, negotiation, execution, and performance of this Agreement and any transactions related thereto, any litigation with respect thereto, the preparation, printing, filing, and mailing of the Proxy Statement, the filing of any required notices in connection with regulatory approvals, and all other matters related to the Merger and the other transactions contemplated by this Agreement.

“Final Consideration” shall mean the Merger Consideration as finally determined in accordance with Section 2.01.

“Final Determination Date” means a date five (5) Business Days prior to the Closing Date.

“FINRA” has the meaning set forth in Section 5.16.

“Future Period Financial Statements” has the meaning set forth in Section 5.06(c).

“GAAP” has the meaning set forth in Section 3.04(a).

“Governmental Entity” has the meaning set forth in Section 3.03(c).

“Hazardous Substance” shall mean: (a) any material, substance, chemical, waste, product, derivative, compound, mixture, solid, liquid, mineral, or gas, in each case, whether naturally occurring or man-made, that is hazardous, acutely hazardous, toxic, or words of similar import or regulatory effect under Environmental Laws; and (b) any petroleum or petroleum-derived products, radon, radioactive materials or wastes, asbestos in any form, lead or lead-containing materials, urea formaldehyde foam insulation, and polychlorinated biphenyls.

“Horizon Common” means Horizon Common Inc., a New York corporation.

“Income Tax” means any Tax imposed on net income and franchise Taxes imposed in lieu of Taxes imposed on net income.

“Indemnified Party” has the meaning set forth in Section 5.09(a).

“Indemnifying Party” has the meaning set forth in Section 5.09(b).

“Initial Determination Date” has the meaning set forth in Section 4.02(a).

“Intended Tax Treatment” has the meaning set forth in Section 2.04.

“Intellectual Property” means any and all rights in, arising out of, or associated with any and all of the following arising pursuant to the Laws of any jurisdiction throughout the world: (a) trademarks, service marks, certification marks, logos, slogans, trade dress, trade names, corporate, business and product names, and other similar indicia of source or origin, together with the goodwill connected with the use of and symbolized by, and all registrations, applications for registration, and renewals of, any of the foregoing (“Trademarks”); (b) all copyrightable works, all copyrights, whether or not copyrightable, and all registrations, applications for registration, and renewals in connection therewith (“Copyrights”); (c) all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all patents (including, without limitation, utility patents, design patents, industrial designs, plant patents, inventors’ certificates and utility models), patent applications (including docketed patent disclosures awaiting filing, reissues, divisions, continuations, continuations-in-part and extensions), and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof (“Patents”); (d) all internet domain names and social media accounts and user names (including “handles”); (e) all mask works and all applications, registrations, and renewals in connection therewith; (f) all trade secrets and confidential business information (including ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists and profiles, pricing and cost information and business and marketing plans and proposals); (g) all computer software including source code, executable code, object code, application programming interfaces, data files, databases, protocols, specifications and other documentation thereof (“Software”); (h) all advertising and promotional materials; (i) all other proprietary rights, and all copies and tangible embodiments thereof (in whatever form or medium).

“Investment Advisers Act” means the Investment Advisers Act of 1940, as amended.

“Investment Advisory Services” means investment management or investment advisory services, including any subadvisory services, or any other services that involve acting as an “investment adviser” within the meaning of the Investment Advisers Act, and performing ancillary services and activities related or incidental thereto.

“Investment Company Act” means the Investment Company Act of 1940, as amended.

“IRS” means the United States Internal Revenue Service.

“Kinetics Common” means Kinetics Common Inc., a New York corporation.

“Kinetics Holding” means Kinetics Holdings Corporation, a New York corporation.

ANNEX A-66

“Knowledge” means: (a) with respect to the Company and its Subsidiaries, the actual knowledge of each of the individuals listed in Section 8.01 of the Company Disclosure Letter; and (b) with respect to Parent and its Subsidiaries, the actual knowledge of each of the individuals listed in Section 8.01 of the Parent Disclosure Letter.

“Laws” means any federal, state, local, municipal, foreign, multi-national or other laws, common law, statutes, constitutions, ordinances, rules, regulations, codes, Orders, or legally enforceable requirements enacted, issued, adopted, promulgated, enforced, ordered, or applied by any Governmental Entity.

“Lease” means, with respect to the Company, any Company Lease, and, with respect to Parent, any Parent Lease.

“Legal Action” means any suit, action, proceeding, arbitration, mediation, audit, hearing, inquiry or, to the Knowledge of the Person in question, investigation (in each case, whether civil, criminal, administrative, investigative, formal, or informal) commenced, brought, conducted, or heard by or before, or otherwise involving, any Governmental Entity.

“Liability” shall mean any liability, indebtedness, or obligation of any kind (whether accrued, absolute, contingent, matured, unmatured, determined, determinable, or otherwise, and whether or not required to be recorded or reflected on a balance sheet under GAAP).

“Liens” means, with respect to any property or asset, all pledges, liens, mortgages, charges, encumbrances, hypothecations, options, rights of first refusal, rights of first offer, and security interests of any kind or nature whatsoever.

“Losses” means all claims, losses, costs, defense costs, expenses, liabilities and judgments (including any amounts paid in settlement).

“Member Corporations” has the meaning set forth in Section 5.17(b).

“Member Corporations Financial Statements” has the meaning set forth in Section 5.17(c).

“Merger” has the meaning set forth in the Recitals.

“Merger Certificate” has the meaning set forth in Section 1.03.

“Merger Consideration” has the meaning set forth in Section 2.01(a)(i).

“Merger Sub” has the meaning set forth in the Preamble.

“Merger Sub Membership Interests” means the membership interests that the sole member of Merger Sub holds in Merger Sub.

“Multiemployer Plan” means a multiemployer plan within the meaning of Section 3(37) of ERISA.

“Name Change” has the meaning set forth in the Recitals.

“Net Tangible Assets” means, as of any relevant date, the amount calculated by subtracting all liabilities and all intangible assets of the Company as of such date from the Company’s total assets as of such date, in each case determined in accordance with GAAP; provided, that no purchase accounting adjustments arising out of the transactions contemplated by this Agreement shall be made.

“Notice of Acceptance” has the meaning set forth in Section 2.01(d).

“Notice of Disagreement” has the meaning set forth in Section 2.01(d).

“Order” has the meaning set forth in Section 3.09.

“Organizational Documents” has the meaning set forth in Section 3.01(b).

“Other Company Governmental Approvals” has the meaning set forth in Section 3.03(c).

“Parent” has the meaning set forth in the Preamble.

“Parent Acquisition Agreement” has the meaning set forth in Section 5.05(b)(i).

“Parent Adverse Recommendation Change” shall mean the Parent Board: (a) failing to make, withdraw, amend, modify, or materially qualify, in a manner adverse to the Company, the Parent Board Recommendation; (b) failing to include the Parent Board Recommendation in the Proxy Statement that is mailed to the Parent shareholders; (c) recommending a Takeover Proposal; (d) failing to recommend against acceptance of any third party tender offer or exchange offer for the shares of Parent Common Stock within ten Business Days after the commencement of such offer; (e) failing to reaffirm (publicly, if so requested by the Company) the Parent Board Recommendation within ten Business Days after the date any Takeover Proposal (or material modification thereto) is first publicly disclosed by Parent or the Person making such Takeover Proposal; (f) making any public statement inconsistent with the Parent Board Recommendation; or (g) resolving or agreeing to take any of the foregoing actions.

“Parent Balance Sheet” has the meaning set forth in Section 4.04(b).

“Parent Board” has the meaning set forth in the Recitals.

“Parent Board Recommendation” has the meaning set forth in Section 4.03(d).

“Parent Certificate” means a certificate representing shares of Parent Common Stock.

“Parent Common Stock” means the shares of common stock, par value $0.10 per share, of Parent.

“Parent Disclosure Letter” has the meaning set forth in the introductory language in ARTICLE IV.

“Parent Employees” has the meaning set forth in Section 4.12(a).

ANNEX A-67

“Parent Employee Plans” has the meaning set forth in Section 4.12(a).

“Parent ERISA Affiliate” means all employers, trades, or businesses (whether or not incorporated) that would be treated together with Parent or any of its Affiliates as a “single employer” within the meaning of Section 414 of the Code.

“Parent IP” has the meaning set forth in Section 4.07(b).

“Parent IP Agreements” means all licenses, sublicenses, consent to use agreements, settlements, coexistence agreements, covenants not to sue, waivers, releases, permissions, and other Contracts, whether written or oral, relating to Intellectual Property and to which Parent or any of its Subsidiaries is a party, beneficiary, or otherwise bound, other than licenses for shrinkwrap, clickwrap, or other similar commercially available off-the-shelf software that has not been modified or customized by a third party for Parent or any of its Subsidiaries.

“Parent Lease” shall mean all leases, subleases, licenses, concessions, and other agreements (written or oral) under which Parent or any of its Subsidiaries holds any Parent-Leased Real Estate, including the right to all security deposits and other amounts and instruments deposited by or on behalf of Parent or any of its Subsidiaries thereunder.

“Parent-Leased Real Estate” shall mean all leasehold or subleasehold estates and other rights to use or occupy any land, buildings, structures, improvements, fixtures, or other interest in real property held by the Parent or any of its Subsidiaries.

“Parent-Licensed IP” means all Intellectual Property that is licensed to Parent or any of its Subsidiaries by a third party, other than licenses for shrinkwrap, clickwrap, or other similar commercially available off-the-shelf software that has not been modified or customized by a third party for Parent or any of its Subsidiaries.

“Parent Material Adverse Effect” means any event, occurrence, fact, condition, or change that is, or would reasonably be expected to become, individually or in the aggregate, materially adverse to: (a) the business, results of operations, financial condition, or assets of Parent and its Subsidiaries, taken as a whole; or (b) the ability of Parent to consummate the transactions contemplated by this Agreement on a timely basis; provided, however, that, for the purposes of clause (a), a Parent Material Adverse Effect shall not be deemed to include events, occurrences, facts, conditions or changes arising out of, relating to or resulting from: (i) changes generally affecting the economy, financial, or securities markets; (ii) the announcement of the transactions contemplated by this Agreement; (iii) any outbreak or escalation of war or any act of terrorism; or (iv) general conditions in the industry in which Parent and its Subsidiaries operate; provided further, however, that any event, change, and effect referred to in clauses (i), (iii), or (iv) immediately above shall be taken into account in determining whether a Parent Material Adverse Effect has occurred or would reasonably be expected to occur to the extent that such event, change, or effect has a disproportionate effect on Parent and its Subsidiaries, taken as a whole, compared to other participants in the industries in which Parent and its Subsidiaries conduct their businesses.

“Parent Material Contract” has the meaning set forth in Section 4.15(a).

“Parent Preferred Stock” has the meaning set forth in Section 4.02(a).

“Parent-Owned IP” means all Intellectual Property owned by Parent or any of its Subsidiaries.

“Parent Policies” has the meaning set forth in Section 4.16.

“Parent SEC Documents” has the meaning set forth in Section 4.04(a).

“Parent Securities” has the meaning set forth in Section 4.02(b)(i).

“Parent Shareholders Meeting” means the special meeting of the shareholders of the Parent to be held to consider the adoption of this Agreement.

“Parent Subsidiary Securities” has the meaning set forth in Section 4.02(d).

“PBGC” has the meaning set forth in Section 3.12(d).

“PCAOB” has the meaning set forth in Section 3.04(a).

“Permits” has the meaning set forth in Section 3.08(e).

“Permitted Liens” means: (a) statutory Liens for current Taxes or other governmental charges not yet due and payable or the amount or validity of which is being actively contested in good faith (provided appropriate reserves required pursuant to GAAP have been made in respect thereof and the execution or other enforcement of which is effectively stayed); (b) zoning, entitlement, building, and other land use regulations imposed by Governmental Entities having jurisdiction over such Person’s owned or leased real property, which are not violated by the current use and operation of such real property; (c) covenants, conditions, restrictions, easements, and other similar minor and non-monetary matters of record affecting title to such Person’s owned or leased real property, which do not materially impair the occupancy or use of such real property for the purposes for which it is currently used in connection with such Person’s businesses; (d) any right of way or easement of record related to public roads and highways, which do not materially impair the occupancy or use of such real property for the purposes for which it is currently used in connection with such Person’s businesses; and (e) Liens arising under workers’ compensation, unemployment insurance, social security, retirement, and similar legislation.

ANNEX A-68

“Person” means any individual, corporation, limited or general partnership, limited liability company, limited liability partnership, trust, association, joint venture, Governmental Entity, or other entity or group (which term will include a “group” as such term is defined in Section 13(d)(3) of the Exchange Act).

“Plan of Conversion” has the meaning set forth in Section 1.03(a).

“Pre-Closing Restructuring” has the meaning set forth in Section 5.17(b).

“Pre-Closing Restructuring Intended Tax Treatment” has the meaning set forth in Section 5.17(b).

“Pre-Closing Tax Period” means any taxable period ending on or before the Closing Date and the portion of any Straddle Period through the end of the Closing Date.

“Proceeding” means any action (by any private right of action of any Person or by or before any Governmental Entity), suit, litigation, claim, charge, complaint, audit, investigation, inquiry, arbitration, mediation, administrative or other proceeding (including any administrative, criminal, arbitration, or mediation proceeding) by or before any Governmental Entity.

“Proposed Adjustments” has the meaning set forth in Section 2.01(d).

“Pro Rata Merger Consideration” has the meaning set forth in Section 2.01(a)(i).

“Proxy Statement” has the meaning set forth in Section 3.16.

“Real Estate” means, with respect to the Company, the Company-Leased Real Estate, and, with respect to Parent, the Parent-Leased Real Estate.

“Representatives” has the meaning set forth in Section 5.05(a).

“Requisite Parent Vote” has the meaning set forth in Section 4.03(a).

“Resigning Directors” has the meaning set forth in Section 1.06.

“Sarbanes-Oxley Act” has the meaning set forth in Section 4.04(a).

“SEC” has the meaning set forth in Section 3.03(c).

“Securities Act” has the meaning set forth in Section 4.04(a).

“Share Increase” has the meaning set forth in the Recitals.

“Straddle Period” means any taxable period that begins before and ends after the Closing Date.

“Subsidiary” of a Person means a corporation, partnership, limited liability company, or other business entity of which a majority of the shares of voting securities is at the time beneficially owned, or the management of which is otherwise controlled, directly or indirectly, through one or more intermediaries, or both, by such Person. A Subsidiary shall not include any funds or pooled investment accounts for which the Company acts as a discretionary investment manager. A Subsidiary shall also not include, as it relates to the Company, FRMO Corporation, a Delaware corporation.

“Superior Proposal” means a bona fide written Takeover Proposal involving the direct or indirect acquisition pursuant to a tender offer, exchange offer, merger, consolidation, or other business combination, of all or substantially all of a party’s consolidated assets or at least a majority of the outstanding equity interests of such party, that such party’s board of managers or board of directors determines in good faith (after consultation with outside legal counsel and such party’s financial advisor) is more favorable from a financial point of view to the holders of such party’s equity interests than the transactions contemplated by this Agreement, taking into account: (a) all financial considerations; (b) the identity of the third party making such Takeover Proposal; (c) the anticipated timing, conditions (including any financing condition or the reliability of any debt or equity funding commitments) and prospects for completion of such Takeover Proposal; (d) the other terms and conditions of such Takeover Proposal and the implications thereof on such party, including relevant legal, regulatory, and other aspects of such Takeover Proposal deemed relevant by such board (including any termination or break-up fees and conditions to consummation); and (e) any revisions to the terms of this Agreement and the Merger proposed by the other party during the Superior Proposal Notice Period set forth in Section 5.05.

“Superior Proposal Notice Period” has the meaning set forth in Section 5.05.

“Surviving Company” has the meaning set forth in Section 1.01.

“Surviving Company Membership Interests” means the membership interests that the sole member of the Surviving Company holds in the Surviving Company.

“Takeover Proposal” means an inquiry, proposal, or offer from, or indication of interest in making a proposal or offer by, any Person or group (other than the other party to this Agreement and its Subsidiaries), relating to any transaction or series of related transactions, involving any: (a) direct or indirect acquisition of assets of a party or its Subsidiaries (including any voting equity interests of Subsidiaries, but excluding sales of assets in the ordinary course of business) equal to 15% or more of the fair market value of such party’s consolidated assets or to which 15% or more of such party’s net revenues or net income on a consolidated basis are attributable; (b) direct or indirect acquisition of 15% or more of the voting equity interests of a party; (c) tender offer or exchange offer that if consummated would result in any Person or group (as defined in Section 13(d) of the Exchange Act) beneficially

ANNEX A-69

owning (within the meaning of Section 13(d) of the Exchange Act) 15% or more of the voting power of a party; (d) merger, consolidation, other business combination, or similar transaction involving a party or any of its Subsidiaries, pursuant to which such Person or group (as defined in Section 13(d) of the Exchange Act) would own 15% or more of the consolidated assets, net revenues, or net income of such party and its Subsidiaries, taken as a whole; (e) reorganization, liquidation, dissolution (or the adoption of a plan of liquidation or dissolution), or recapitalization or other significant corporate reorganization of a party or one or more of its Subsidiaries which, individually or in the aggregate, generate or constitute 15% or more of the consolidated assets, net revenues, or net income of a party and its Subsidiaries, taken as a whole; or (f) any combination of the foregoing; in each case including any financing thereof.

“Taxes” means all federal, state, local, foreign, and other income, gross receipts, sales, use, production, ad valorem, transfer, franchise, registration, profits, license, lease, service, service use, withholding, payroll, employment, unemployment, estimated, excise, severance, environmental, stamp, occupation, premium, escheat, property (real or personal), real property gains, windfall profits, customs, duties or other taxes, fees, assessments, levies or charges of any kind whatsoever imposed by a Governmental Entity, together with any interest, additions, or penalties with respect thereto and any interest in respect of such additions or penalties.

“Tax Laws” means any Laws relating to the imposition, payment or collection of Taxes.

“Tax Returns” means any return, election, declaration, report, claim for refund, information return or statement, or other document relating to Taxes filed or required to be filed with any Governmental Entity, including any schedule or attachment thereto, and including any amendment thereof.

“Total Company Value,” at any date of determination, is the sum of (1) Net Tangible Assets on such date plus (2) Value of Operating Business on such date.

“Treasury Regulations” means the Treasury regulations promulgated under the Code.

“Value of Operating Business” means the value of the Company’s operating business, which is (a) stipulated to be $200,000,000 if and only if, at the date of determination, AUM is between $6,000,000,000 and $8,000,000,000, and otherwise (b) calculated by multiplying AUM by 0.03.

“Voting Debt” has the meaning set forth in Section 3.02(c).

Section 8.02 Interpretation; Construction.

(a) The table of contents and headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to a Section, Exhibit, Article, or Schedule, such reference shall be to a Section of, Exhibit to, Article of, or Schedule of this Agreement unless otherwise indicated. Unless the context otherwise requires, references herein: (i) to an agreement, instrument, or other document means such agreement, instrument, or other document as amended, supplemented, and modified from time to time to the extent permitted by the provisions thereof; and (ii) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. Whenever the words “include,” “includes,” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation,” and the word “or” is not exclusive. The word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and does not simply mean “if.” A reference in this Agreement to $ or dollars is to U.S. dollars. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. The words “hereof,” “herein,” “hereby,” “hereto,” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. References to “this Agreement” shall include the Company Disclosure Letter and the Parent Disclosure Letter.

(b) The parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

Section 8.03 No Survival. None of the representations, warranties, covenants or agreements in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Closing and all rights, claims and causes of action (whether in contract or in tort or otherwise, or whether at law or in equity) with respect thereto shall terminate at the Closing. Notwithstanding the foregoing, neither this Section 8.03 nor anything else in this Agreement to the contrary shall limit: (a) the survival of any covenant or agreement of the parties which by its terms is required to be performed or complied with in whole or in part after the Closing, which covenants and agreements shall survive the Closing in accordance with their respective terms; or (b) any claim against any Person with respect to intentional

ANNEX A-70

fraud in the making of the representations and warranties by such Person in ARTICLE III or ARTICLE IV, as applicable.

Section 8.04 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of Laws of any jurisdiction other than those of the State of Delaware.

Section 8.05 Submission to Jurisdiction. Each of the parties hereto irrevocably agrees that any Legal Action or proceeding with respect to this Agreement and the rights and obligations arising hereunder and thereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder and thereunder brought by any other party hereto or its successors or assigns shall be brought and determined exclusively in the State of Delaware, or in the event (but only in the event) that such court does not have subject matter jurisdiction over such action or proceeding, in the State of Delaware. Each of the parties hereto agrees that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 8.07 or in such other manner as may be permitted by applicable Laws, will be valid and sufficient service thereof. Each of the parties hereto hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court or tribunal other than the aforesaid courts. Each of the parties hereto hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim, or otherwise, in any action or proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder and thereunder: (a) any claim that it is not personally subject to the jurisdiction of the above named courts for any reason other than the failure to serve process in accordance with this Section 8.05; (b) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise); and (c) to the fullest extent permitted by the applicable Law, any claim that (i) the suit, action or proceeding in such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper, or (iii) this Agreement or the subject matter hereof of thereof, may not be enforced in or by such courts.

Section 8.06 Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT: (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION; (B) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY; AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS Section 8.06.

ANNEX A-71

Section 8.07 Notices. All notices, requests, consents, claims, demands, waivers, and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or email of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 8.07):

If to Parent or the Merger Sub, to:	SCOTT’S LIQUID GOLD-INC. 8400 E. Crescent Parkway, Suite 450 Greenwood Village, CO 80111 Attention: David Arndt Email: darndt@slginc.com
with a copy (which will not constitute notice to Parent) to:	Hill Ward Henderson 101 East Kennedy Boulevard, Suite 3700 Tampa, Florida 33602 Attention: Roland S. Chase Facsimile: (813) 221-2900 Email: roland.chase@hwhlaw.com
If to the Company, to:	Horizon Kinetics LLC 470 Park Avenue South New York, NY 10016 Attention: Jay Kesslen Email: legal@horizonkinetics.com or to such other Persons, addresses or facsimile numbers as may be designated in writing by the Person entitled to receive such communication as provided above.

Section 8.08 Entire Agreement. This Agreement (including the Exhibits to this Agreement), the Company Disclosure Letter, the Parent Disclosure Letter and the Confidentiality Agreement constitute the entire agreement among the parties with respect to the subject matter of this Agreement and supersede all other prior agreements and understandings, both written and oral, among the parties to this Agreement with respect to the subject matter of this Agreement. In the event of any inconsistency between the statements in the body of this Agreement, the Confidentiality Agreement, the Company Disclosure Letter and the Parent Disclosure Letter (other than an exception expressly set forth as such in the Company Disclosure Letter or Parent Disclosure Letter, as applicable), the statements in the body of this Agreement will control.

Section 8.09 No Third Party Beneficiaries. Except as provided in Section 5.09 hereof (which shall be to the benefit of the parties referred to in such section), this Agreement is for the sole benefit of the parties hereto and their permitted assigns and respective successors and nothing herein, express or implied, is intended to or shall confer upon any other Person or entity any legal or equitable right, benefit, or remedy of any nature whatsoever under or by reason of this Agreement.

Section 8.10 Severability. If any term or provision of this Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal, or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a

ANNEX A-72

mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

Section 8.11 Assignment. No party may assign, directly or indirectly, including by operation of law, either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other party hereto. Subject to the first sentence of this Section 8.11, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section 8.12 Remedies. Except as otherwise provided in this Agreement, any and all remedies expressly conferred upon a party to this Agreement will be cumulative with, and not exclusive of, any other remedy contained in this Agreement, at Law, or in equity. The exercise by a party to this Agreement of any one remedy will not preclude the exercise by it of any other remedy.

Section 8.13 Specific Performance. The parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof in any federal court located in the State of Delaware or any Delaware state court, in addition to any other remedy to which they are entitled at Law or in equity.

Section 8.14 Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts, all of which will be one and the same agreement. This Agreement will become effective when each party to this Agreement will have received counterparts signed by the other party.

[signature page follows]

ANNEX A-73

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

The Company: HORIZON KINETICS LLC
By:/s/ Jay Kesslen Name: Jay Kesslen Title: General Counsel
Parent: SCOTT’S LIQUID GOLD-INC.
By: /s/ David Arndt Name: David Arndt Title: Chief Financial Officer
Merger Sub: HKNY ONE, LLC By: /s/ David Arndt Name: David Arndt Title: Chief Financial Officer

ANNEX A-74

SCHEDULE A

Calculation of Final Consideration

Defined Terms used but not defined in this schedule have the meaning ascribed to them in the Agreement and Plan of Merger.

Calculation of Final Consideration

Final Consideration shall be the quotient obtained by dividing Total Company Value by 1.25; provided, however, that the maximum Final Consideration under the Agreement shall be 637,000,000 shares of Parent Common Stock.

An example of the calculation of the Final Consideration, assuming AUM is between $6,000,000,000 and $8,000,000,000, follows:

Net Tangible Assets at the Effective Time ($)	Value of Operating Business ($)	Total Company Value ($)	Final Consideration (# of shares)
325,000,000	200,000,000	525,000,000	420,000,000
350,000,000	200,000,000	550,000,000	440,000,000
375,000,000	200,000,000	575,000,000	460,000,000
400,000,000	200,000,000	600,000,000	480,000,000
425,000,000	200,000,000	625,000,000	500,000,000
450,000,000	200,000,000	650,000,000	520,000,000
475,000,000	200,000,000	675,000,000	540,000,000
500,000,000	200,000,000	700,000,000	560,000,000
525,000,000	200,000,000	725,000,000	580,000,000
550,000,000	200,000,000	750,000,000	600,000,000

ANNEX A-75

ANNEX B

PLAN OF CONVERSION OF

SCOTT’S LIQUID GOLD-INC., a Colorado corporation,

INTO

[________], a Delaware corporation

This PLAN OF CONVERSION (this “Plan”), dated as of [__________], 2024, is hereby adopted by Scott’s Liquid Gold-Inc., a Colorado corporation (“Scott’s”), in order to set forth the terms, conditions and procedures governing the conversion of Scott’s into a Delaware corporation pursuant to Section 7-111-101.5 of the Colorado Business Corporation Act (as amended, the “CBCA”), Sections 7-90-201 and 7-90-202 of the Colorado Corporations and Associations Act (as amended, the “CCAA”) and Section 265 of the Delaware General Corporation Law (as amended, the “DGCL”).

WHEREAS, Scott’s Board of Directors has approved the Conversion (as defined below) and submitted this Plan to the shareholders of Scott’s for approval, and the shareholders have approved this Plan.

NOW, THEREFORE, Scott’s does hereby adopt this Plan to effectuate the conversion of Scott’s into a Delaware corporation as follows:

1.
Conversion. Upon and subject to the terms and conditions of this Plan and pursuant to the relevant provisions of the CBCA, CCAA and the DGCL, including, without limitation, Section 7-111-101.5 of the CBCA, Sections 7-90-201 and 7-90-202 of the CCAA and Sections 103 and 265 of the DGCL, Scott’s shall convert (referred to herein as the “Conversion”) into a Delaware corporation named “[________]” (referred to herein as the “Company”) at the Effective Time (as defined in Section 3 below). The Company shall thereafter be subject to all of the provisions of the DGCL, except that notwithstanding Section 106 of the DGCL, the existence of the Company shall be deemed to have commenced on the date Scott’s commenced its existence in Colorado.
2.
Effect of Conversion. Following the Conversion, and without any further action on the part of Scott’s, the Company or its shareholders, the Company shall, for all purposes of the laws of the States of Delaware and Colorado, be deemed to be the same entity as Scott’s. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of Scott’s, the Company or its shareholders, for all purposes of the laws of the States of Delaware and Colorado, all of the rights, privileges and powers of Scott’s, and all property, real, personal and mixed, and all debts due to Scott’s, as well as all other things and causes of action belonging to Scott’s, shall remain vested in the Company and shall be the property of the Company and the title to any real property vested by deed or otherwise in Scott’s shall not revert or be in any way impaired, but all rights of creditors and all liens upon any property of Scott’s shall be preserved unimpaired, and all debts, liabilities and duties of Scott’s shall remain attached to the Company and may be enforced against it to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by it in its capacity as a Delaware corporation. The rights, privileges, powers and interests in property of Scott’s, as well as the debts, liabilities and duties of Scott’s, shall not be deemed, as a consequence of the Conversion, to have been transferred to the Company for any purpose of the laws of the States of Delaware or Colorado. The Conversion shall not be deemed to affect any obligations or liabilities of Scott’s incurred prior to the Effective Time or the personal liability of any person incurred prior thereto. Scott’s shall not be required to wind up its affairs or pay its liabilities and distribute its assets, and the Conversion shall not be deemed to constitute a dissolution of Scott’s and shall constitute a continuation of the existence of Scott’s in the form of a Delaware corporation. The Company is the same entity as Scott’s.
3.
Effective Time. Provided that this Plan has not been terminated or deferred pursuant to Section 16 hereof, the Conversion shall be effected as soon as practicable after the shareholders of Scott’s have approved this Plan. Subject to the foregoing, the Conversion shall be effective at [8:00] a.m. Eastern Time on [_______], 2024 upon (a) the filing with the Secretary of State of the State of Colorado of a duly executed Statement of Conversion meeting the requirements of Section 7-90-201.7 of the CCAA (the “Colorado Statement of Conversion”) and (b) the filing with the Secretary of State of the State of Delaware of (i) a duly executed Certificate of Conversion meeting the requirements of Sections 103 and 265 of the DGCL

ANNEX B-1

in substantially the form of Exhibit A hereto (the “Delaware Certificate of Conversion”), and (ii) a duly executed Certificate of Incorporation of the Company in the form specified below (the “Effective Time”).
4.
Corporate Governance Matters.
a)
Certificate of Incorporation. At the Effective Time, the Certificate of Incorporation of the Company shall be as set forth in substantially the form of Exhibit B attached hereto (the “Certificate of Incorporation”) and shall be filed with the Secretary of State of the State of Delaware.
b)
Bylaws. At the Effective Time, the Bylaws of the Company shall be as set forth in substantially the form of Exhibit C attached hereto (the “Bylaws”), and shall be deemed adopted as such by the Board of Directors of the Company. Thereafter, the Bylaws may be amended by the Board of Directors or shareholders of the Company as provided in the Bylaws and, as applicable, the Certificate of Incorporation.
c)
Officers and Directors. The officers and directors of the Company immediately after the Effective Time shall be those officers and directors specified in Scott’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on or about [•].
5.
Effect of the Conversion on the Common Stock of Scott’s. Subject to the terms and conditions of this Plan, at the Effective Time, by virtue of the Conversion and without any further action on the part of Scott’s, the Company or its shareholders, each twenty (20) share of common stock, par value $0.10 per share, of Scott’s (the “Scott’s Common Stock”) issued and outstanding shall automatically be combined and converted into one (1) validly issued, fully paid and nonassessable share of common stock, par value $0.10 per share, of the Company (the “Company Common Stock”) (such combination, the “Reverse Stock Split”). No fractional shares of Company Common Stock shall be issued as a result of the Reverse Stock Split and, in lieu thereof, upon surrender after the Effective Time of a certificate or book entry position which formerly represented shares of Scott’s Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Company Common Stock as a result of the Reverse Stock Split, following the Effective Time, shall be entitled to receive a cash payment equal to the fraction of a share of Company Common Stock to which such holder would otherwise be entitled multiplied by the closing price per share of the Company Common Stock on OTC Pink Market tier of OTC Markets (or other market on which the Company Common Stock is listed), on the date of the Effective Time. The Reverse Stock Split shall have no effect on the authorized number of shares of Scott’s Common Stock.
6.
Effect of the Conversion on the Preferred Stock of Scott’s. There are no shares of preferred stock of Scott’s issued and outstanding. The Reverse Stock Split shall have no effect on the authorized number of shares of Scott’s preferred stock.
7.
Effect of the Conversion on Awards of Scott’s. Subject to the terms and conditions of this Plan, at the Effective Time, all outstanding stock options, purchase rights, restricted stock awards, restricted stock units and other stock awards relating to the Scott’s Common Stock shall, by virtue of the Conversion and without any further action on the part of Scott’s, the Company, its shareholders or the holders of any such awards, continue on the same terms and conditions and be assumed by the Company, provided that all such awards shall be deemed to provide for the issuance or purchase of, or otherwise relate to, the Company Common Stock. Unless otherwise specified in the applicable plan pursuant to which such awards were made, each outstanding and unexercised option, other right to purchase, or security convertible into, capital stock of Scott’s (a “Right”) shall be an option, right to purchase or security convertible into the same type of capital stock of the Company on the basis of one (1) share of capital stock of the Company for each twenty (20) shares of the same type of capital stock of Scott’s issuable pursuant to any such Right, on the same terms and conditions in place at the Effective Time of the Conversion; provided, that any exercise price or conversion price in effect with respect to any such Right at the Effective Time of the Conversion shall be increased proportionately.
8.
Stock Certificates. From and after the Effective Time, the registered owner on the books and records of the Company or its transfer agent of any outstanding certificate of Scott’s Common Stock shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Company or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of the Company evidenced by such

ANNEX B-2

outstanding certificate; provided, however, that, subject to the treatment of fractional shares specified in Section 5 hereof, each such certificate that theretofore represented shares of Scott’s Common Stock shall thereafter represent that number of shares of Company Common Stock into which the shares of Scott’s Common Stock represented by such certificate shall have been reclassified and combined pursuant to Section 5 hereof. Each person holding of record a stock certificate or certificates that represented shares of Scott’s Common Stock shall receive, upon surrender, and only upon such surrender, of such certificate or certificates, a new certificate or certificates evidencing and representing the number of shares of Company Common Stock to which such person is entitled under the foregoing reclassification and combination.
9.
Employee Benefit and Compensation Plans. At the Effective Time, each employee benefit plan, incentive compensation plan, equity incentive plan, stock purchase plan, restricted stock unit agreement, cash-settled performance unit, stock option agreement and other similar plans and agreements to which Scott’s is then a party shall be automatically assumed by, and continue to be the plan of, the Company, without further action by Scott’s or the Company or any other party thereto. To the extent any employee benefit plan, incentive compensation plan, equity incentive plan, stock purchase plan, restricted stock unit agreement, cash-settled performance unit, stock option agreement or other similar plan or agreement provides for the issuance or purchase of, or otherwise relates to, Scott’s Common Stock, after the Effective Time, such plan or agreement shall be deemed to provide for the issuance or purchase of, or otherwise relate to, the Company Common Stock.
10.
Further Assurances. If, at any time after the Effective Time, the Company shall determine or be advised that any deeds, bills of sale, assignments, agreements, documents or assurances or any other acts or things are necessary, desirable or proper, consistent with the terms of this Plan to vest, perfect or confirm, of record or otherwise, in the Company its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of Scott’s, or to otherwise carry out the purposes of this Plan, the Company and its proper officers and directors (or their designees), are hereby authorized to execute and deliver, in the name and on behalf of Scott’s, all such deeds, bills of sale, assignments, agreements, documents and assurances and do, in the name and on behalf of Scott’s, all such other acts and things necessary, desirable to vest, perfect or confirm, of record or otherwise, in the Company its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of Scott’s, or to otherwise carry out the purposes of this Plan and the Conversion.
11.
Implementation and Interpretation. This Plan shall be implemented and interpreted, prior to the Effective Time, by the Board of Directors of Scott’s and interpreted, upon the Effective Time, by the Board of Directors of the Company, (a) each of which shall have full power and authority to delegate and assign any matters covered hereunder to any other party(ies), including, without limitation, any officers of Scott’s or the Company, as the case may be, and (b) the interpretations and decisions of which shall be final, binding, and conclusive on all parties.
12.
Amendment. This Plan may be amended or modified by the Board of Directors of Scott’s at any time prior to the Effective Time, provided that an amendment made subsequent to the approval of this Plan by the shareholders of Scott’s shall not alter or change (a) the amount or kind of shares or other securities to be received by the shareholders hereunder, (b) any term of the Certificate of Incorporation or the Bylaws, other than changes permitted to be made without shareholder approval by the DGCL, or (c) any of the terms and conditions of this Plan if such alteration or change would adversely affect the holders of any class or series of the stock of Scott’s.
13.
Termination or Deferral. At any time before the Effective Time, (a) this Plan may be terminated and the Conversion may be abandoned by action of the Board of Directors of Scott’s, notwithstanding the approval of this Plan by the shareholders of Scott’s, or (b) the consummation of the Conversion may be deferred for a reasonable period of time if, in the opinion of the Board of Directors of Scott’s, such action would be in the best interest of Scott’s and its shareholders. In the event of termination of this Plan, this Plan shall become void and of No effect and there shall be No liability on the part of Scott’s or its Board of Directors or shareholders with respect thereto.
14.
Third Party Beneficiaries. This Plan shall not confer any rights or remedies upon any person or entity other than as expressly provided herein.

ANNEX B-3

15.
Severability. Whenever possible, each provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan.
16.
Governing Law. This Plan shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware.
17.
Facsimile Signatures. This Plan may be executed by facsimile or electronic signature.

ANNEX B-4

IN WITNESS WHEREOF, Scott’s Liquid Gold-Inc., a Colorado corporation, has caused this Plan to be executed by its duly authorized representative as of the date first stated above.

SCOTT’S LIQUID GOLD-INC., a Colorado corporation
By:
Name:
Title:

ANNEX B-5

Exhibit A

Certificate of Conversion

ANNEX B-6

Exhibit B

Certificate of Incorporation

ANNEX B-7

Exhibit C

Bylaws

ANNEX B-8

ANNEX C

STATE OF DELAWARE

CERTIFICATE OF CONVERSION

FROM A NON-DELAWARE CORPORATION

TO A DELAWARE CORPORATION

PURSUANT TO SECTION 265 OF THE

DELAWARE GENERAL CORPORATION LAW

(1)
The jurisdiction where the Non-Delaware Corporation first formed is the State of Colorado.

(2)
The jurisdiction immediately prior to filing this Certificate is the State of Colorado.

(3)
The date the Non-Delaware Corporation first formed is February 15, 1954.

(4)
The name of the Non-Delaware Corporation immediately prior to filing this Certificate is Scott’s Liquid Gold-Inc.

(5)
The name of the Corporation as set forth in the attached Certificate of Incorporation is [●].

(6)
All provisions of the Plan of Conversion pursuant to which this Certificate is filed have been approved in accordance with the law applicable to the Non-Delaware Corporation.

(7)
The conversion shall be effective at [8:00] a.m. Eastern Time on [●].

IN WITNESS WHEREOF, the undersigned being duly authorized to sign on behalf of the converting Non-Delaware Corporation has executed this Certificate on the [●]th day of [●], 2024.

SCOTT’S LIQUID GOLD-INC., a Colorado corporation

By:
[[●],[●]]

ANNEX C-1

ANNEX D

CERTIFICATE OF INCORPORATION

OF

[●]

ARTICLE I

The name of the Corporation is [●] (hereinafter called the “Corporation”).

ARTICLE II

The address of the Corporation’s registered office in the State of Delaware is [●]. The name of its registered agent at such address is [●].

ARTICLE III

The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

ARTICLE IV

Section 4.1. This Corporation is authorized to issue two classes of stock, to be designated, respectively, Common Stock and Preferred Stock. The total number of shares of stock that the Corporation shall have authority to issue is 70,000,000 shares, of which 50,000,000 shares are Common Stock, $0.10 par value per share, and 20,000,000 shares are Preferred Stock, no par value per share.

Section 4.2. Each share of Common Stock shall entitle the holder thereof to one (1) vote on any matter submitted to a vote at a meeting of stockholders.

Section 4.3. The Preferred Stock may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issue duly adopted by the Board of Directors of the Corporation (the “Board of Directors”) (authority to do so being hereby expressly vested in the Board of Directors). The Board of Directors is further authorized, subject to limitations prescribed by law, to fix by resolution or resolutions the designations, powers, preferences and rights, and the qualifications, limitations or restrictions thereof, of any wholly unissued series of Preferred Stock, including, without limitation, authority to fix by resolution or resolutions the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and liquidation preferences of any such series, and the number of shares constituting any such series and the designation thereof, or any of the foregoing. The Board of Directors is further authorized to increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series, the number of which was fixed by it, subsequent to the issuance of shares of such series then outstanding, subject to the powers, preferences and rights, and the qualifications, limitations and restrictions thereof stated in this Certificate of Incorporation (this “Certificate of Incorporation”) or the resolution of the Board of Directors originally fixing the number of shares of such series. If the number of shares of any series is so decreased, then the Corporation shall take all such steps as are necessary to cause the shares constituting such decrease to resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

Section 4.4. Except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to this Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock).

ARTICLE V

ANNEX D-1

The number of directors that constitutes the entire Board of Directors of the Corporation shall be determined in the manner set forth in the Bylaws of the Corporation. At each annual meeting of stockholders, directors of the Corporation shall be elected to hold office until the expiration of the term for which they are elected and until their successors have been duly elected and qualified or until their earlier resignation or removal; except that if any such meeting shall not be so held, such election shall take place at a stockholders’ meeting called and held in accordance with the DGCL.

ARTICLE VI

Section 6.1. Any director or the entire Board of Directors may be removed from office at any time, with or without cause, by the affirmative vote of the holders of at least a majority of the voting power of the issued and outstanding capital stock of the Corporation entitled to vote in the election of directors.

Section 6.2. Except as otherwise provided for or fixed by or pursuant to the provisions of Article IV hereof in relation to the rights of the holders of Preferred Stock to elect directors under specified circumstances, newly created directorships resulting from any increase in the number of directors, created in accordance with the Bylaws of the Corporation, and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled only by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors, or by a sole remaining director, and not by the stockholders. A person so elected by the Board of Directors to fill a vacancy or newly created directorship shall hold office until the expiration of the term for which he or she was elected and until his or her successor shall have been duly elected and qualified, or until such director’s earlier death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

ARTICLE VII

Section 7.1. The Corporation is to have perpetual existence.

Section 7.2. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by statute or by this Certificate of Incorporation or the Bylaws of the Corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

Section 7.3. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, alter, amend or repeal the Bylaws of the Corporation. The affirmative vote of at least a majority of the Board of Directors then in office shall be required in order for the Board of Directors to adopt, amend, alter or repeal the Corporation’s Bylaws. The Corporation’s Bylaws may also be adopted, amended, altered or repealed by the stockholders of the Corporation. Notwithstanding the above or any other provision of this Certificate of Incorporation, the Bylaws of the Corporation may not be amended, altered or repealed except in accordance with Article X of the Bylaws. No Bylaw hereafter legally adopted, amended, altered or repealed shall invalidate any prior act of the directors or officers of the Corporation that would have been valid if such Bylaw had not been adopted, amended, altered or repealed.

Section 7.4. The election of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

Section 7.5. No stockholder will be permitted to cumulate votes at any election of directors.

ARTICLE VIII

Section 8.1. Special meetings of stockholders of the Corporation may be called in the manner and to the extent provided in the Bylaws of the Corporation. Only such business shall be considered at a special meeting of stockholders as shall have been stated in the notice for such meeting.

ANNEX D-2

Section 8.2. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner and to the extent provided in the Bylaws of the Corporation.

ARTICLE IX

Section 9.1. To the fullest extent permitted by the DGCL as the same exists or as may hereafter be amended from time to time, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

Section 9.2. The Corporation shall indemnify, to the fullest extent permitted by applicable law, any director or officer of the Corporation who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any such Proceeding. The Corporation shall be required to indemnify a person in connection with a Proceeding initiated by such person only if the Proceeding was authorized by the Board of Directors.

Section 9.3. The Corporation shall have the power to indemnify, to the extent permitted by applicable law, any employee or agent of the Corporation who was or is a party or is threatened to be made a party to any Proceeding by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any such Proceeding.

Section 9.4. Neither any amendment nor repeal of any Section of this Article IX, nor the adoption of any provision of this Certificate of Incorporation or the Bylaws of the Corporation inconsistent with this Article IX, shall eliminate or reduce the effect of this Article IX in respect of any matter occurring, or any cause of action, suit, claim or proceeding accruing or arising or that, but for this Article IX, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE X

Meetings of stockholders may be held within or outside of the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside of the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

ARTICLE XI

The Corporation reserves the right to amend or repeal any provision contained in this Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware and all rights conferred upon stockholders are granted subject to this reservation.

ARTICLE XII

The incorporator of the Corporation is Horizon Kinetics, LLC, whose mailing address is [●].

This Certificate of Incorporation shall become effective at [8:00] a.m. Eastern Time on [●], 2024.

ANNEX D-3

IN WITNESS WHEREOF, the undersigned incorporator hereby acknowledges that the foregoing Certificate of Incorporation is its act and deed on this [●] day of [●], 2024.

HORIZON KINETICS, LLC

By: Name: [●]
Title: [●]

ANNEX D-4

ANNEX E

BYLAWS OF [●]

(Effective [8:00] a.m. Eastern Time [●], 2024)

ARTICLE I - CORPORATE OFFICES

1.1. REGISTERED OFFICE

The registered office of [●] shall be fixed in the corporation’s certificate of incorporation, as the same may be amended from time to time.

1.2. OTHER OFFICES

The corporation’s board of directors may at any time establish other offices at any place or places where the corporation is qualified to do business.

ARTICLE II - MEETINGS OF STOCKHOLDERS

2.1. PLACE OF MEETINGS

Meetings of stockholders shall be held at any place, within or outside the State of Delaware, designated by the board of directors. The board of directors may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211(a)(2) of the Delaware General Corporation Law (the “DGCL”). In the absence of any such designation or determination, stockholders’ meetings shall be held at the corporation’s principal executive office.

2.2. ANNUAL MEETING

The board of directors shall designate the date and time of the annual meeting. At the annual meeting, directors shall be elected and other proper business properly brought before the meeting in accordance with Section 2.4 of these bylaws may be transacted.

2.3. SPECIAL MEETING

(i) A special meeting of the stockholders, other than those required by statute, may be called at any time by (A) the board of directors, (B) the chairperson of the board of directors, (C) the chief executive officer, (D) the president (in the absence of a chief executive officer), or (E) the secretary, following receipt of one or more written demands to call a special meeting of the stockholders in accordance with, and subject to, this Section 2.3 from stockholders of record who own, in the aggregate, at least 25% of the voting power of the outstanding shares of the corporation then entitled to vote on the matter or matters to be brought before the proposed special meeting.

(ii) A request to the secretary shall be delivered to him or her at the corporation’s principal executive offices and signed by each stockholder, or a duly authorized agent of such stockholder, requesting the special meeting and shall set forth: (A) a brief description of each matter of business desired to be brought before the special meeting, (B) the reasons for conducting such business at the special meeting, and (C) the text of any proposal or business to be considered at the special meeting (including the text of any resolutions proposed to be considered and in the event that such business includes a proposal to amend these bylaws, the language of the proposed amendment).

(iii) Business transacted at a special meeting requested by stockholders shall be limited to the matters described in the special meeting request; provided, however, that nothing herein shall prohibit the board of directors from submitting matters to the stockholders at any special meeting requested by stockholders.

(iv) A special meeting requested by stockholders shall be held at such date and time as may be fixed by the board of directors; provided, however, that the date of any such special meeting shall be not more than 90 days after the

ANNEX E-1

request to call the special meeting is received by the secretary. Notwithstanding the foregoing, a special meeting requested by stockholders shall not be held if: (A) the board of directors has called or calls for an annual or special meeting of the stockholders to be held within 90 days after the secretary receives the request for the special meeting and the board of directors determines in good faith that the business of such meeting includes (among any other matters properly brought before the meeting) the business specified in the request, (B) the stated business to be brought before the special meeting is not a proper subject for stockholder action under applicable law, (C) an identical or substantially similar item was presented at any meeting of stockholders held within 120 days prior to the receipt by the secretary of the request for the special meeting (and, for purposes of this Section 2.3(iv), the election of directors shall be deemed a similar item with respect to all items of business involving the election or removal of directors), or (D) the special meeting request was made in a manner that involved a violation of Regulation 14A under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

(v) A stockholder may revoke a request for a special meeting at any time by written revocation delivered to the secretary, and if, following such revocation, there are unrevoked requests from stockholders holding in the aggregate less than the requisite number of shares entitling the stockholders to request the calling of a special meeting, the board of directors, in its discretion, may cancel the special meeting.

2.4. ADVANCE NOTICE PROCEDURES

(i) Advance Notice of Stockholder Business. At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be brought (A) pursuant to the corporation’s proxy materials with respect to such meeting, (B) by or at the direction of the board of directors, or (C) by a stockholder of the corporation who (1) is a stockholder of record at the time of the giving of the notice required by this Section 2.4(i) and on the record date for the determination of stockholders entitled to vote at the annual meeting and (2) has timely complied in proper written form with the notice procedures set forth in this Section 2.4(i). In addition, for business to be properly brought before an annual meeting by a stockholder, such business must be a proper matter for stockholder action pursuant to these bylaws and applicable law. Except for proposals properly made in accordance with Rule 14a-8 under the 1934 Act and the rules and regulations thereunder (as so amended and inclusive of such rules and regulations), and included in the notice of meeting given by or at the direction of the board of directors, for the avoidance of doubt, clause (C) above shall be the exclusive means for a stockholder to bring business before an annual meeting of stockholders.

(a) To comply with clause (C) of Section 2.4(i) above, a stockholder’s notice must set forth all information required under this Section 2.4(i) and must be timely received by the secretary of the corporation. To be timely, a stockholder’s notice must be received by the secretary at the principal executive offices of the corporation not later than the 45th day nor earlier than the 75th day before the one-year anniversary of the date on which the corporation first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s annual meeting; provided, however, that in the event that No annual meeting was held in the previous year or if the date of the annual meeting is advanced by more than 30 days prior to or delayed by more than 60 days after the one-year anniversary of the date of the previous year’s annual meeting, then, for notice by the stockholder to be timely, it must be so received by the secretary not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting, or (ii) the tenth day following the day on which Public Announcement (as defined below) of the date of such annual meeting is first made. In No event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice as described in this Section 2.4(i)(a). “Public Announcement” shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the 1934 Act.

(b) To be in proper written form, a stockholder’s notice to the secretary must set forth as to each matter of business the stockholder intends to bring before the annual meeting: (1) a brief description of the business intended to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (2) the name and address, as they appear on the corporation’s books, of the stockholder proposing such business and any Stockholder Associated Person (as defined below), (3) the class and number of shares of the corporation that are held of record or are beneficially owned by the stockholder or any Stockholder Associated Person and any derivative positions held or beneficially held by the stockholder or any Stockholder Associated Person, (4) whether and the extent

ANNEX E-2

to which any hedging or other transaction or series of transactions has been entered into by or on behalf of such stockholder or any Stockholder Associated Person with respect to any securities of the corporation, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit from share price changes for, or to increase or decrease the voting power of, such stockholder or any Stockholder Associated Person with respect to any securities of the corporation, (5) any material interest of the stockholder or a Stockholder Associated Person in such business, and (6) a statement whether either such stockholder or any Stockholder Associated Person will deliver a proxy statement and form of proxy to holders of at least the percentage of the corporation’s voting shares required under applicable law to carry the proposal (such information provided and statements made as required by clauses (1) through (6), a “Business Solicitation Statement”). In addition, to be in proper written form, a stockholder’s notice to the secretary must be supplemented not later than ten days following the record date for notice of the meeting to disclose the information contained in clauses (3) and (4) above as of the record date for notice of the meeting. For purposes of this Section 2.4, a “Stockholder Associated Person” of any stockholder shall mean (i) any person controlling, directly or indirectly, or acting in concert with, such stockholder, (ii) any beneficial owner of shares of stock of the corporation owned of record or beneficially by such stockholder and on whose behalf the proposal or nomination, as the case may be, is being made, or (iii) any person controlling, controlled by or under common control with such person referred to in the preceding clauses (i) and (ii).

(c) Without exception, No business shall be conducted at any annual meeting except in accordance with the provisions set forth in this Section 2.4(i) and, if applicable, Section 2.4(ii). In addition, business proposed to be brought by a stockholder may not be brought before the annual meeting if such stockholder or a Stockholder Associated Person, as applicable, takes action contrary to the representations made in the Business Solicitation Statement applicable to such business or if the Business Solicitation Statement applicable to such business contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading. The chairperson of the annual meeting shall, if the facts warrant, determine and declare at the annual meeting that business was not properly brought before the annual meeting and in accordance with the provisions of this Section 2.4(i), and, if the chairperson should so determine, he or she shall so declare at the annual meeting that any such business not properly brought before the annual meeting shall not be conducted.

(ii) Advance Notice of Director Nominations at Annual Meetings. Notwithstanding anything in these bylaws to the contrary, only persons who are nominated in accordance with the procedures set forth in this Section 2.4(ii) shall be eligible for election or re-election as directors at an annual meeting of stockholders. Nominations of persons for election to the board of directors of the corporation shall be made at an annual meeting of stockholders only (A) by or at the direction of the board of directors or (B) by a stockholder of the corporation who (1) was a stockholder of record at the time of the giving of the notice required by this Section 2.4(ii), on the record date for the determination of stockholders entitled to notice of the annual meeting and on the record date for the determination of stockholders entitled to vote at the annual meeting and (2) has complied with the notice procedures set forth in this Section 2.4(ii). In addition to any other applicable requirements, for a nomination to be made by a stockholder, the stockholder must have given timely notice thereof in proper written form to the secretary of the corporation.

(a) To comply with clause (B) of Section 2.4(ii) above, a nomination to be made by a stockholder must set forth all information required under this Section 2.4(ii) and must be received by the secretary of the corporation at the principal executive offices of the corporation at the time set forth in, and in accordance with, the final three sentences of Section 2.4(i)(a) above.

(b) To be in proper written form, such stockholder’s notice to the secretary must set forth:

(1) as to each person (a “nominee”) whom the stockholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of the nominee, (B) the principal occupation or employment of the nominee, (C) the class and number of shares of the corporation that are held of record or are beneficially owned by the nominee and any derivative positions held or beneficially held by the nominee, (D) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of the nominee with respect to any securities of the corporation, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit of share price changes for, or to increase or decrease the voting power of the nominee, (E) a description of all arrangements or understandings between the stockholder and each

ANNEX E-3

nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, (F) a written statement executed by the nominee acknowledging that as a director of the corporation, the nominee will owe a fiduciary duty under Delaware law with respect to the corporation and its stockholders, and (G) any other information relating to the nominee that would be required to be disclosed about such nominee if proxies were being solicited for the election of the nominee as a director, or that is otherwise required, in each case pursuant to Regulation 14A under the 1934 Act (including without limitation the nominee’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected); and

(2) as to such stockholder giving notice, (A) the information required to be provided pursuant to clauses (2) through (5) of Section 2.4(i)(b) above, and the supplement referenced in the second sentence of Section 2.4(i)(b) above (except that the references to “business” in such clauses shall instead refer to nominations of directors for purposes of this paragraph), and (B) a statement whether either such stockholder or Stockholder Associated Person will deliver a proxy statement and form of proxy to holders of a number of the corporation’s voting shares reasonably believed by such stockholder or Stockholder Associated Person to be necessary to elect such nominee(s) (such information provided and statements made as required by clauses (A) and (B) above, a “Nominee Solicitation Statement”).

(c) At the request of the board of directors, any person nominated by a stockholder for election as a director must furnish to the secretary of the corporation (1) that information required to be set forth in the stockholder’s notice of nomination of such person as a director as of a date subsequent to the date on which the notice of such person’s nomination was given and (2) such other information as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as an independent director of the corporation or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee; in the absence of the furnishing of such information if requested, such stockholder’s nomination shall not be considered in proper form pursuant to this Section 2.4(ii).

(d) Without exception, No person shall be eligible for election or re-election as a director of the corporation at an annual meeting of stockholders unless nominated in accordance with the provisions set forth in this Section 2.4(ii). In addition, a nominee shall not be eligible for election or re-election if a stockholder or Stockholder Associated Person, as applicable, takes action contrary to the representations made in the Nominee Solicitation Statement applicable to such nominee or if the Nominee Solicitation Statement applicable to such nominee contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading. The chairperson of the annual meeting shall, if the facts warrant, determine and declare at the annual meeting that a nomination was not made in accordance with the provisions prescribed by these bylaws, and if the chairperson should so determine, he or she shall so declare at the annual meeting, and the defective nomination shall be disregarded.

(iii) Advance Notice of Director Nominations for Special Meetings.

(a) For a special meeting of stockholders at which directors are to be elected pursuant to Section 2.3, nominations of persons for election to the board of directors shall be made only (1) by or at the direction of the board of directors or (2) by any stockholder of the corporation who (A) is a stockholder of record at the time of the giving of the notice required by this Section 2.4(iii), on the record date for the determination of stockholders entitled to notice of the special meeting and on the record date for the determination of stockholders entitled to vote at the special meeting and (B) delivers a timely written notice of the nomination to the secretary of the corporation that includes the information set forth in Sections 2.4(ii)(b) and (ii)(c) above. To be timely, such notice must be received by the secretary at the principal executive offices of the corporation not later than the close of business on the later of the 90th day prior to such special meeting or the tenth day following the day on which Public Announcement is first made of the date of the special meeting and of the nominees proposed by the board of directors to be elected at such meeting. A person shall not be eligible for election or re-election as a director at a special meeting unless the person is nominated (i) by or at the direction of the board of directors or (ii) by a stockholder in accordance with the notice procedures set forth in this Section 2.4(iii). In addition, a nominee shall not be eligible for election or re-election if a stockholder or Stockholder Associated Person, as applicable, takes action contrary to the representations made in the Nominee Solicitation Statement applicable to such nominee or if the Nominee Solicitation Statement applicable to such nominee contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading.

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(b) The chairperson of the special meeting shall, if the facts warrant, determine and declare at the meeting that a nomination or business was not made in accordance with the procedures prescribed by these bylaws, and if the chairperson should so determine, he or she shall so declare at the meeting, and the defective nomination or business shall be disregarded.

(iv) Other Requirements and Rights. In addition to the foregoing provisions of this Section 2.4, a stockholder must also comply with all applicable requirements of state law and of the 1934 Act and the rules and regulations thereunder with respect to the matters set forth in this Section 2.4, including, with respect to business such stockholder intends to bring before the annual meeting that involves a proposal that such stockholder requests to be included in the corporation’s proxy statement, the requirements of Rule 14a-8 (or any successor provision) under the 1934 Act. Nothing in this Section 2.4 shall be deemed to affect any right of the corporation to omit a proposal from the corporation’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the 1934 Act.

2.5. NOTICE OF STOCKHOLDERS’ MEETINGS

Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, if any, date and hour of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, the record date for determining the stockholders entitled to vote at the meeting, if such date is different from the record date for determining stockholders entitled to notice of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Except as otherwise provided in the DGCL, the certificate of incorporation or these bylaws, the written notice of any meeting of stockholders shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting.

2.6. QUORUM

The holders of a majority of the stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders. Where a separate vote by a class or series or classes or series is required, a majority of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter, except as otherwise provided by law, the certificate of incorporation or these bylaws.

If, however, such quorum is not present or represented at any meeting of the stockholders, then either (i) the chairperson of the meeting, or (ii) the stockholders entitled to vote at the meeting, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

2.7. ADJOURNED MEETING; NOTICE

When a meeting is adjourned to another time or place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the board of directors shall fix a new record date for notice of such adjourned meeting in accordance with Section 213(a) of the DGCL and Section 2.11 of these bylaws, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.

2.8. CONDUCT OF BUSINESS

The chairperson of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of business. The chairperson of any meeting of

ANNEX E-5

stockholders shall be designated by the board of directors; in the absence of such designation, the chairperson of the board, if any, the chief executive officer (in the absence of the chairperson) or the president (in the absence of the chairperson of the board and the chief executive officer), or in their absence any other executive officer of the corporation, shall serve as chairperson of the stockholder meeting.

2.9. VOTING

The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.11 of these bylaws, subject to Section 217 (relating to voting rights of fiduciaries, pledgors and joint owners of stock) and Section 218 (relating to voting trusts and other voting agreements) of the DGCL.

Except as may be otherwise provided in the certificate of incorporation or these bylaws, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder.

Except as otherwise required by law, the certificate of incorporation or these bylaws, in all matters other than the election of directors, the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders. Except as otherwise required by law, the certificate of incorporation or these bylaws, directors shall be elected by a plurality of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Where a separate vote by a class or series or classes or series is required, in all matters other than the election of directors, the affirmative vote of the majority of shares of such class or series or classes or series present in person or represented by proxy at the meeting shall be the act of such class or series or classes or series, except as otherwise provided by law, the certificate of incorporation or these bylaws.

2.10. RECORD DATES

In order that the corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors and which record date shall not be more than 60 nor less than 10 days before the date of such meeting. If the board of directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the board of directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination.

If No record date is fixed by the board of directors, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance with the provisions of Section 213 of the DGCL and this Section 2.10 at the adjourned meeting.

In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If No record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

Any action required or permitted to be taken by the stockholders of the corporation may be effected by a consent in writing as provided by Section 228 of the DGCL.

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2.11. PROXIES

Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting, but No such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212 of the DGCL. A written proxy may be in the form of a telegram, cablegram, or other means of electronic transmission which sets forth or is submitted with information from which it can be determined that the telegram, cablegram, or other means of electronic transmission was authorized by the person.

2.12. LIST OF STOCKHOLDERS ENTITLED TO VOTE

The corporation shall prepare, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting; provided, however, if the record date for determining the stockholders entitled to vote is less than 10 days before the meeting date, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. The corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder for any purpose germane to the meeting for a period of at least 10 days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the corporation’s principal place of business. In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to stockholders of the corporation. If the meeting is to be held at a place, then a list of stockholders entitled to vote at the meeting shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be examined by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then such list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

2.13. INSPECTORS OF ELECTION

Before any meeting of stockholders, the board of directors shall appoint an inspector or inspectors of election to act at the meeting or its adjournment. The number of inspectors shall be either one (1) or three (3). If any person appointed as inspector fails to appear or fails or refuses to act, then the chairperson of the meeting may, and upon the request of any stockholder or a stockholder’s proxy shall, appoint a person to fill that vacancy.

Such inspectors shall:

(i) ascertain the number of shares outstanding and the voting power of each;

(ii) determine the shares represented at the meeting and the validity of proxies and ballots;

(iii) count all votes and ballots;

(iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and

(v) certify their determination of the number of shares represented at the meeting, and their count of all votes and ballots.

The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. If there are three (3) inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all. Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein.

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ARTICLE III - DIRECTORS

3.1. POWERS

The business and affairs of the corporation shall be managed by or under the direction of the board of directors, except as may be otherwise provided in the DGCL or the certificate of incorporation.

3.2. NUMBER OF DIRECTORS

The board of directors shall consist of one or more members, each of whom shall be a natural person. Unless the certificate of incorporation fixes the number of directors, the number of directors shall be as determined from time to time by resolution of the board of directors. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.

3.3. ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS

Except as provided in Section 3.4 of these bylaws, each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. Directors need not be stockholders unless so required by the certificate of incorporation or these bylaws. The certificate of incorporation or these bylaws may prescribe other qualifications for directors.

3.4. RESIGNATION AND VACANCIES

Any director may resign at any time upon notice given in writing or by electronic transmission to the corporation. A resignation is effective when the resignation is delivered unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events. A resignation which is conditioned upon the director failing to receive a specified vote for reelection as a director may provide that it is irrevocable. Unless otherwise provided in the certificate of incorporation or these bylaws, when one or more directors resign from the board of directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective.

Unless otherwise provided in the certificate of incorporation or these bylaws, vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director, and not by stockholders. If the directors are divided into classes, a person so elected by the directors then in office to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such director shall have been chosen and until his or her successor shall have been duly elected and qualified.

If at any time, by reason of death or resignation or other cause, the corporation should have No directors in office, then any officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of stockholders in accordance with the provisions of the certificate of incorporation or these bylaws, or may apply to the Court of Chancery for a decree summarily ordering an election as provided in Section 211 of the DGCL.

If, at the time of filling any vacancy or any newly created directorship, the directors then in office constitute less than a majority of the whole board of directors (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least 10% of the voting stock at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office as aforesaid, which election shall be governed by the provisions of Section 211 of the DGCL as far as applicable.

ANNEX E-8

3.5. PLACE OF MEETINGS; MEETINGS BY TELEPHONE

The board of directors may hold meetings, both regular and special, either within or outside the State of Delaware.

Unless otherwise restricted by the certificate of incorporation or these bylaws, members of the board of directors, or any committee designated by the board of directors or any subcommittee, may participate in a meeting of the board of directors, or any such committee or subcommittee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

3.6. REGULAR MEETINGS

Regular meetings of the board of directors may be held without notice at such time and at such place as shall from time to time be determined by the board of directors.

3.7. SPECIAL MEETINGS; NOTICE

Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairperson of the board of directors, the chief executive officer, the president, the secretary or a majority of the authorized number of directors.

Notice of the time and place of special meetings shall be:

(i) delivered personally by hand, by courier or by telephone;

(ii) sent by United States first-class mail, postage prepaid;

(iii) sent by facsimile;

(iv) sent by electronic mail; or

(v) otherwise given by electronic transmission (as defined in Section 7.2),

directed to each director at that director’s address, telephone number, facsimile number, electronic mail address or other contact for notice by electronic transmission, as the case may be, as shown on the corporation’s records.

If the notice is (i) delivered personally by hand, by courier or by telephone, (ii) sent by facsimile, (iii) sent by electronic mail or (iv) otherwise given by electronic transmission, it shall be delivered, sent or otherwise directed to each director, as applicable, at least 24 hours before the time of the holding of the meeting. If the notice is sent by United States mail, it shall be deposited in the United States mail at least four days before the time of the holding of the meeting. Any oral notice may be communicated to the director. The notice need not specify the place of the meeting (if the meeting is to be held at the corporation’s principal executive office) nor the purpose of the meeting.

3.8. QUORUM; VOTING

At all meetings of the board of directors, a majority of the total authorized number of directors shall constitute a quorum for the transaction of business. If a quorum is not present at any meeting of the board of directors, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

The vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the board of directors, except as may be otherwise specifically provided by statute, the certificate of incorporation or these bylaws.

ANNEX E-9

If the certificate of incorporation provides that one or more directors shall have more or less than one vote per director on any matter, every reference in these bylaws to a majority or other proportion of the directors shall refer to a majority or other proportion of the votes of the directors.

3.9. BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING

Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the board of directors, or of any committee or subcommittee thereof, may be taken without a meeting if all members of the board of directors or committee or subcommittee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the board of directors or committee or subcommittee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form. Any person (whether or not then a director) may provide, whether through instruction to an agent or otherwise, that a consent to action will be effective at a future time (including a time determined upon the happening of an event), No later than 60 days after such instruction is given or such provision is made and such consent shall be deemed to have been given for purposes of this Section 3.9 at such effective time so long as such person is then a director and did not revoke the consent prior to such time. Any such consent shall be revocable prior to its becoming effective.

3.10. FEES AND COMPENSATION OF DIRECTORS

Unless otherwise restricted by the certificate of incorporation or these bylaws, the board of directors shall have the authority to fix the compensation of directors.

3.11. REMOVAL OF DIRECTORS

Except as prohibited by applicable law or the certificate of incorporation, the stockholders holding a majority of the shares then entitled to vote at an election of directors may remove any director from office with or without cause. No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director’s term of office.

ARTICLE IV - COMMITTEES

4.1. COMMITTEES OF DIRECTORS

The board of directors may designate one or more committees, each committee to consist of one or more of the directors of the corporation. The board of directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the board of directors or in these bylaws, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers that may require it; but No such committee shall have the power or authority to (i) approve or adopt, or recommend to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval, or (ii) adopt, amend or repeal any bylaw of the corporation.

4.2. COMMITTEE MINUTES

Each committee and subcommittee shall keep regular minutes of its meetings and report the same to the board of directors, or the committee, when required.

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4.3. MEETINGS AND ACTION OF COMMITTEES

A majority of the directors then serving on a committee or subcommittee shall constitute a quorum for the transaction of business by the committee or subcommittee, unless the certificate of incorporation, these bylaws, a resolution of the board of directors or a resolution of a committee that created the subcommittee requires a greater or lesser number, provided that in No case shall a quorum be less than 1/3 of the directors then serving on the committee or subcommittee. The vote of the majority of the members of a committee or subcommittee present at a meeting at which a quorum is present shall be the act of the committee or subcommittee, unless the certificate of incorporation, these bylaws, a resolution of the board of directors or a resolution of a committee that created the subcommittee requires a greater number. Meetings and actions of committees and subcommittees shall otherwise be governed by, and held and taken in accordance with, the provisions of:

(i) Section 3.5 (place of meetings and meetings by telephone);

(ii) Section 3.6 (regular meetings);

(iii) Section 3.7 (special meetings and notice);

(iv) Section 3.8 (quorum; voting);

(v) Section 7.5 (waiver of notice); and

(vi) Section 3.9 (action without a meeting)

with such changes in the context of those bylaws as are necessary to substitute the committee or subcommittee and its members for the board of directors and its members. However:

(i) the time and place of regular meetings of committees and subcommittees may be determined either by resolution of the board of directors or by resolution of the committee or subcommittee;

(ii) special meetings of committees and subcommittees may also be called by resolution of the board of directors or the committee or subcommittee; and

(iii) notice of special meetings of committees and subcommittees shall also be given to all alternate members, as applicable, who shall have the right to attend all meetings of the committee or subcommittee. The board of directors, or, in the absence of any such action by the board of directors, the committee or subcommittee, may adopt rules for the government of any committee or subcommittee not inconsistent with the provisions of these bylaws.

Any provision in the certificate of incorporation providing that one or more directors shall have more or less than one vote per director on any matter shall apply to voting in any committee or subcommittee, unless otherwise provided in the certificate of incorporation or these bylaws.

4.4. SUBCOMMITTEES

Unless otherwise provided in the certificate of incorporation, these bylaws or the resolutions of the board of directors designating the committee, a committee may create one or more subcommittees, each subcommittee to consist of one or more members of the committee, and delegate to a subcommittee any or all of the powers and authority of the committee.

ARTICLE V - OFFICERS

5.1. OFFICERS

The officers of the corporation shall be a president and a secretary. The corporation may also have, at the discretion of the board of directors, a chairperson of the board of directors, a vice chairperson of the board of directors, a chief executive officer, a chief financial officer or treasurer, one or more vice presidents, one or more assistant vice

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presidents, one or more assistant treasurers, one or more assistant secretaries, and any such other officers as may be appointed in accordance with the provisions of these bylaws. Any number of offices may be held by the same person.

5.2. APPOINTMENT OF OFFICERS

The board of directors shall appoint the officers of the corporation, except such officers as may be appointed in accordance with the provisions of Sections 5.3 of these bylaws, subject to the rights, if any, of an officer under any contract of employment.

5.3. SUBORDINATE OFFICERS

The board of directors may appoint, or empower the chief executive officer or, in the absence of a chief executive officer, the president, to appoint, such other officers and agents as the business of the corporation may require. Each of such officers and agents shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the board of directors may from time to time determine.

5.4. REMOVAL AND RESIGNATION OF OFFICERS

Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by an affirmative vote of the majority of the board of directors at any regular or special meeting of the board of directors or, except in the case of an officer chosen by the board of directors, by any officer upon whom such power of removal may be conferred by the board of directors.

Any officer may resign at any time by giving written notice to the corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

5.5. VACANCIES IN OFFICES

Any vacancy occurring in any office of the corporation shall be filled by the board of directors or as provided in Section 5.3.

5.6. REPRESENTATION OF SHARES OF OTHER CORPORATIONS

The chairperson of the board of directors, the president, any vice president, the treasurer, the secretary or assistant secretary of this corporation, or any other person authorized by the board of directors or the president or a vice president, is authorized to vote, represent, and exercise on behalf of this corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

5.7. AUTHORITY AND DUTIES OF OFFICERS

All officers of the corporation shall respectively have such authority and perform such duties in the management of the business of the corporation as may be designated from time to time by the board of directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the board of directors.

ARTICLE VI - STOCK

6.1. STOCK CERTIFICATES; PARTLY PAID SHARES

The shares of the corporation shall be represented by certificates, provided that the board of directors may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Unless otherwise provided by resolution of the board of directors, every holder of stock represented by

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certificates shall be entitled to have a certificate signed by, or in the name of, the corporation by any two authorized officers of the corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue. The corporation shall not have power to issue a certificate in bearer form.

The corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, or upon the books and records of the corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

6.2. SPECIAL DESIGNATION ON CERTIFICATES

If the corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the DGCL, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate that the corporation shall issue to represent such class or series of stock, a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated stock, the registered owner thereof shall be given a notice, in writing or by electronic transmission, containing the information required to be set forth or stated on certificates pursuant to this Section 6.2 or Sections 156, 202(a), 218(a) or 364 of the DGCL or with respect to this Section 6.2 a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated stock and the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

6.3. LOST CERTIFICATES

Except as provided in this Section 6.3, No new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the corporation and cancelled at the same time. The corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

6.4. DIVIDENDS

The board of directors, subject to any restrictions contained in the certificate of incorporation or applicable law, may declare and pay dividends upon the shares of the corporation’s capital stock. Dividends may be paid in cash, in property, or in shares of the corporation’s capital stock, subject to the provisions of the certificate of incorporation.

The board of directors may set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the corporation, and meeting contingencies.

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6.5. TRANSFER OF STOCK

Transfers of record of shares of stock of the corporation shall be made only upon its books by the holders thereof, in person or by an attorney duly authorized, and, if such stock is certificated, upon the surrender of a certificate or certificates for a like number of shares, properly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer.

6.6. STOCK TRANSFER AGREEMENTS

The corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the corporation to restrict the transfer of shares of stock of the corporation of any one or more classes owned by such stockholders in any manner not prohibited by the DGCL.

6.7. REGISTERED STOCKHOLDERS

The corporation:

(i) shall be entitled to treat the person registered on its books as the owner of any share or shares as the person exclusively entitled to receive dividends, vote, receive notifications and otherwise exercise all the rights and powers of an owner of such share or shares; and

(ii) shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

ARTICLE VII - MANNER OF GIVING NOTICE AND WAIVER

7.1. NOTICE OF STOCKHOLDERS’ MEETINGS

Notice of any meeting of stockholders, if mailed, is given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the corporation’s records. An affidavit of the secretary or an assistant secretary of the corporation or of the transfer agent or other agent of the corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

7.2. NOTICE BY ELECTRONIC TRANSMISSION

Without limiting the manner by which notice otherwise may be given effectively to stockholders pursuant to the DGCL, the certificate of incorporation or these bylaws, any notice to stockholders given by the corporation under any provision of the DGCL, the certificate of incorporation or these bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the corporation. Any such consent shall be deemed revoked if:

(i) the corporation is unable to deliver by electronic transmission two consecutive notices given by the corporation in accordance with such consent; and

(ii) such inability becomes known to the secretary or an assistant secretary of the corporation or to the transfer agent, or other person responsible for the giving of notice.

However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

Any notice given pursuant to the preceding paragraph shall be deemed given:

(i) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice;

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(ii) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice;

(iii) if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and

(iv) if by any other form of electronic transmission, when directed to the stockholder.

An affidavit of the secretary or an assistant secretary or of the transfer agent or other agent of the corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

An “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, including the use of, or participation in, one or more electronic networks or databases (including one or more distributed electronic networks or databases), that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

Notice by a form of electronic transmission shall not apply to Sections 164, 296, 311, 312 or 324 of the DGCL.

7.3. NOTICE TO STOCKHOLDERS SHARING AN ADDRESS

Except as otherwise prohibited under the DGCL, without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the corporation under the provisions of the DGCL, the certificate of incorporation or these bylaws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. Any such consent shall be revocable by the stockholder by written notice to the corporation. Any stockholder who fails to object in writing to the corporation, within 60 days of having been given written notice by the corporation of its intention to send the single notice, shall be deemed to have consented to receiving such single written notice.

7.4. NOTICE TO PERSON WITH WHOM COMMUNICATION IS UNLAWFUL

Whenever notice is required to be given, under the DGCL, the certificate of incorporation or these bylaws, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be No duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the corporation is such as to require the filing of a certificate under the DGCL, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

7.5. WAIVER OF NOTICE

Whenever notice is required to be given under any provision of the DGCL, the certificate of incorporation or these bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the certificate of incorporation or these bylaws.

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ARTICLE VIII - INDEMNIFICATION

8.1. INDEMNIFICATION OF DIRECTORS AND OFFICERS IN THIRD PARTY PROCEEDINGS

Subject to the other provisions of this Article VIII, the corporation shall indemnify, to the fullest extent permitted by the DGCL, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was a director or officer of the corporation serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such Proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had No reasonable cause to believe such person’s conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

8.2. INDEMNIFICATION OF DIRECTORS AND OFFICERS IN ACTIONS BY OR IN THE RIGHT OF THE CORPORATION

Subject to the other provisions of this Article VIII, the corporation shall indemnify, to the fullest extent permitted by the DGCL, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was a director or officer of the corporation serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation; except that No indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

8.3. SUCCESSFUL DEFENSE

To the extent that a present or former director or officer of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding described in Section 8.1 or Section 8.2, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

8.4. INDEMNIFICATION OF OTHERS

Subject to the other provisions of this Article VIII, the corporation shall have power to indemnify its employees and agents to the extent not prohibited by the DGCL or other applicable law. The board of directors shall have the power to delegate to such person or persons the determination of whether employees or agents shall be indemnified.

8.5. ADVANCED PAYMENT OF EXPENSES

Expenses (including attorneys’ fees) actually and reasonably incurred by an officer or director of the corporation in defending any Proceeding shall be paid by the corporation in advance of the final disposition of such Proceeding upon receipt of a written request therefor (together with documentation reasonably evidencing such expenses) and an

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undertaking by or on behalf of the person to repay such amounts if it shall ultimately be determined that the person is not entitled to be indemnified under this Article VIII or the DGCL. Such expenses (including attorneys’ fees) actually and reasonably incurred by former directors and officers or other employees and agents of the corporation or by persons serving at the request of the corporation as directors, officers, employees or agents of another corporation, partnership, joint venture, trust or other enterprise may be so paid upon such terms and conditions, if any, as the corporation deems appropriate. The right to advancement of expenses shall not apply to any Proceeding (or any part of any Proceeding) for which indemnity is excluded pursuant to these bylaws, but shall apply to any Proceeding (or any part of any Proceeding) referenced in Section 8.6(ii) or 8.6(iii) prior to a determination that the person is not entitled to be indemnified by the corporation.

8.6. LIMITATION ON INDEMNIFICATION

Subject to the requirements in Section 8.3 and the DGCL, the corporation shall not be obligated to indemnify any person pursuant to this Article VIII in connection with any Proceeding (or any part of any Proceeding):

(i) for which payment has actually been made to or on behalf of such person under any statute, insurance policy, indemnity provision, vote or otherwise, except with respect to any excess beyond the amount paid;

(ii) for an accounting or disgorgement of profits pursuant to Section 16(b) of the 1934 Act, or similar provisions of federal, state or local statutory law or common law, if such person is held liable therefor (including pursuant to any settlement arrangements);

(iii) for any reimbursement of the corporation by such person of any bonus or other incentive-based or equity-based compensation or of any profits realized by such person from the sale of securities of the corporation, as required in each case under the 1934 Act (including any such reimbursements that arise from an accounting restatement of the corporation pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), or the payment to the corporation of profits arising from the purchase and sale by such person of securities in violation of Section 306 of the Sarbanes-Oxley Act), if such person is held liable therefor (including pursuant to any settlement arrangements);

(iv) initiated by such person, including any Proceeding (or any part of any Proceeding) initiated by such person against the corporation or its directors, officers, employees, agents or other indemnitees, unless (a) the board of directors authorized the Proceeding (or the relevant part of the Proceeding) prior to its initiation, (b) the corporation provides the indemnification, in its sole discretion, pursuant to the powers vested in the corporation under applicable law, (c) otherwise required to be made under Section 8.7 or (d) otherwise required by applicable law; or

(v) if prohibited by applicable law.

8.7. DETERMINATION; CLAIM

If a claim for indemnification or advancement of expenses under this Article VIII is not paid in full within 90 days after receipt by the corporation of the written request therefor, the claimant shall be entitled to an adjudication by a court of competent jurisdiction of his or her entitlement to such indemnification or advancement of expenses. The corporation shall indemnify such person against any and all expenses that are actually and reasonably incurred by such person in connection with any action for indemnification or advancement of expenses from the corporation under this Article VIII, to the extent such person is successful in such action, and to the extent not prohibited by law. In any such suit, the corporation shall, to the fullest extent not prohibited by law, have the burden of proving that the claimant is not entitled to the requested indemnification or advancement of expenses.

8.8. NON-EXCLUSIVITY OF RIGHTS

The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VIII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the certificate of incorporation or any statute, bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office. The corporation is specifically authorized to enter into individual contracts with any or all of its

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directors, officers, employees or agents respecting indemnification and advancement of expenses, to the fullest extent not prohibited by the DGCL or other applicable law.

8.9. INSURANCE

The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify such person against such liability under the provisions of the DGCL.

8.10. SURVIVAL

The rights to indemnification and advancement of expenses conferred by this Article VIII shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

8.11. EFFECT OF REPEAL OR MODIFICATION

A right to indemnification or to advancement of expenses arising under a provision of the certificate of incorporation or a bylaw shall not be eliminated or impaired by an amendment to the certificate of incorporation or these bylaws after the occurrence of the act or omission that is the subject of the civil, criminal, administrative or investigative action, suit or proceeding for which indemnification or advancement of expenses is sought, unless the provision in effect at the time of such act or omission explicitly authorizes such elimination or impairment after such action or omission has occurred.

8.12. CERTAIN DEFINITIONS

For purposes of this Article VIII, references to the “corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article VIII with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued. For purposes of this Article VIII, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the corporation” shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the corporation” as referred to in this Article VIII.

ARTICLE IX - GENERAL MATTERS

9.1. EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS

Except as otherwise provided by law, the certificate of incorporation or these bylaws, the board of directors may authorize any officer or officers, or agent or agents, to enter into any contract or execute any document or instrument in the name of and on behalf of the corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the board of directors or within the agency power of an officer, No officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

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9.2. FISCAL YEAR

The fiscal year of the corporation shall be fixed by resolution of the board of directors and may be changed by the board of directors.

9.3. SEAL

The corporation may adopt a corporate seal, which shall be adopted and which may be altered by the board of directors. The corporation may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

9.4. CONSTRUCTION; DEFINITIONS

Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the DGCL shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both a corporation and a natural person.

ARTICLE X - AMENDMENTS

These bylaws may be adopted, amended or repealed by the stockholders entitled to vote; provided, however, that the affirmative vote of the holders of at least 50% of the total voting power of outstanding voting securities, voting together as a single class, shall be required for the stockholders of the corporation to alter, amend or repeal, or adopt any bylaw inconsistent with, the following provisions of these bylaws: Article II, Sections 3.1, 3.2, 3.4 and 3.11 of Article III, Article VIII and this Article X (including, without limitation, any such Article or Section as renumbered as a result of any amendment, alteration, change, repeal, or adoption of any other Bylaw). The board of directors shall also have the power to adopt, amend or repeal bylaws; provided, however, that a bylaw amendment adopted by stockholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the board of directors.

ARTICLE XI - EXCLUSIVE FORUM

Unless the corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or if the Court of Chancery does not have jurisdiction, the federal district court for the District of Delaware) shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the corporation to the corporation or the corporation’s stockholders, (iii) any action arising pursuant to any provision of the DGCL or the corporation’s certificate of incorporation or these bylaws (as either may be amended from time to time), or (iv) any action asserting a claim governed by the internal affairs doctrine, except for, as to each of (i) through (iv) above, any claim (A) as to which such court determines that there is an indispensable party not subject to the jurisdiction of such court (and the indispensable party does not consent to the personal jurisdiction of such court within ten (10) days following such determination), (B) which is vested in the exclusive jurisdiction of a court or forum other than such court, or (C) for which such court does not have subject matter jurisdiction.

Unless the corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended.

Unless the corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint stating any claim against the corporation, or any director, officer, employee, control person, underwriter, or agent of the corporation arising under the Securities Act of 1933, as amended.

Any person or entity purchasing or otherwise acquiring or holding any interest in any security of the corporation shall be deemed to have notice of and consented to the provisions of this Article XI.

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ANNEX F

CERTIFICATE OF MERGER

OF
HKNY ONE, LLC,

a Delaware limited liability company

WITH AND INTO

HORIZON KINETICS, LLC,

a Delaware limited liability company

(Under Section 18-209 of the Delaware Limited Liability Company Act)

Pursuant to Title 6, Section 18-209 of the Delaware Limited Liability Company Act, as amended (the “DLLCA”), Horizon Kinetics, LLC, a Delaware limited liability company (the “Company”) in connection with the merger of HKNY One, LLC, a Delaware limited liability company (the “Merging Company”), with and into the Company (the “Merger”), hereby certifies as follows:

FIRST: The names, states of formation and the types of entities of the constituent entities to the Merger (the “Constituent Entities”) are:

Name	State of Formation	Entity Type
HKNY One, LLC	Delaware	Limited Liability Company
Horizon Kinetics, LLC	Delaware	Limited Liability Company

SECOND: An Agreement and Plan of Merger, dated as of December 19, 2023, as amended by the First Amendment to Agreement and Plan of Merger, dated [•], 2024 (the “Merger Agreement”), by and among the Company, the Merging Company, and Scott’s Liquid Gold-Inc., a Colorado corporation and the sole member of the Merging Company, has been approved, adopted, certified, executed and acknowledged by the Constituent Entities in accordance with the DLLCA.

THIRD: Upon the effectiveness of the Merger, the Company shall be the surviving company (the “Surviving Company”).

FOURTH: The Merger shall be effective at [8:01] a.m. Eastern Time on [__________].

FIFTH: An executed copy of the Merger Agreement is on file at the office of the Surviving Company at 470 Park Avenue South, New York, New York 10016.

SIXTH: An executed copy of the Merger Agreement will be furnished by the Surviving Company, on request and without cost, to any member of any of the Constituent Entities.

[SIGNATURE PAGE FOLLOWS]

ANNEX F-1

IN WITNESS WHEREOF, the Surviving Company has caused this Certificate of Merger to be executed by an authorized officer in accordance with the requirements of Section 18-209 of the Act effective as [__________].

Surviving Company:
HORIZON KINETICS, LLC, a Delaware limited liability company
By: Name: Title:

ANNEX F-2

SCOTT'S LIQUID GOLD-INC. C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/SLGD2024SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V51409-S88743 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY The Board of Directors recommends you vote FOR the following proposals: For Against Abstain 1. To approve a reverse stock split of the Company's outstanding shares of Common Stock, at a ratio of 1-for-20 2. To approve the (i) reincorporation of the Company in the state of Delaware and (ii) to change the name of the Company to "[TBD]". 3. To approve any adjournment of the Special Meeting, for any reason, including, if necessary, to solicit additional proxies if there are not sufficient votes to approve one or more of the proposals. Note: Such other business as may properly come before the meeting or any adjournment thereof. If either the reverse stock split or the reincorporation is not approved, the Company will not be able to consummate the merger with Horizon Kinetics, LLC. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. V51410-S88743 PROXY STATEMENT SPECIAL MEETING OF SHAREHOLDERS To Be Held [TBD], 2024 This proxy is solicited by the Board of Directors The enclosed proxy is solicited by and on behalf of the Board of Directors of Scott's Liquid Gold-Inc., a Colorado corporation (the "Company"), for use at the Company's Special Meeting of Shareholders to be held virtually at [TBD], on [TBD], 2024, or any adjournment thereof. This Proxy Statement and the accompanying form of proxy are first being mailed or given to the shareholders of the Company on or about [TBD], 2024. Any shareholder signing and mailing the enclosed proxy may revoke it at any time before it is voted by giving written notice of the revocation to the Company's Corporate Secretary, by voting virtually at [TBD], at the meeting or by filing at the meeting a later executed proxy. By signing the proxy, you revoke all prior proxies and appoint David M. Arndt and Daniel J. Roller, and each of them acting in the absence of the other, with full power of substitution, as your proxies to vote all the shares on the matters shown on the reverse side and any other matters which may come before the Special Meeting and any adjournment thereof. If no choice is specified, the proxy will vote "FOR" the reverse stock split, "FOR" the reincorporation and to change the company name and "FOR" the adjournment of the Special Meeting. The proxy may vote in his/her discretion on such other business as may properly come before the meeting or any adjournment thereof. Continued and to be signed on reverse side